UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

INSIGNIA SYSTEMS INC/MN
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required

☐	Fee paid previously with preliminary materials.

☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

212 Third Avenue N, Suite 356, Minneapolis, MN 55401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD , 2023

To the Shareholders of Insignia Systems, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Insignia Systems, Inc. (the “Company”), a Minnesota corporation, will be held on          , 2023, at 9:00 a.m., Central Time, at Colonial Warehouse, 212 Third Avenue North, Minneapolis, Minnesota for the following purposes:

1.	To elect seven nominees named in our proxy statement to serve as directors;

2.	To approve, by a non-binding vote, the Company’s executive compensation (the “Say on Pay Proposal”);

3.	To recommend, by a non-binding vote, the frequency of future votes on the Say on Pay Proposal (the “Say on Frequency Proposal”);

4.	To ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the year ending December 31, 2023;

5.

To adopt the Asset Purchase Agreement, dated as of May 24, 2023, by and between the Company and TIMIBO LLC (the “Buyer”), an affiliate of Park Printing, Inc. (“Park Printing” or the “Parent”), a copy of which is attached as Appendix A to our proxy statement (the “Asset Sale Proposal”);

6.

To approve, by a non-binding vote, specified compensation that may be received by our named executive officers in connection with the transactions contemplated by the Asset Purchase Agreement (the “Advisory Compensation Proposal”);

7.

To approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Asset Sale Proposal at the time of the Annual Meeting (the “Adjournment Proposal”);

8.	To approve the reincorporation of the Company from Minnesota to Delaware (the “Reincorporation Proposal”);

9.	To approve the adoption of an exclusive forum provision in the Company’s Delaware Bylaws (the “Exclusive Forum Proposal”);

10.	To approve adoption of an officer exculpation provision in the Company’s Delaware Certificate of Incorporation (the “Exculpation Proposal”);

and to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors has set the close of business on June 12, 2023 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are eligible to attend the meeting in person. However, to ensure your representation at the meeting and your safety, you are urged to vote by Internet, by telephone, or if the proxy materials were mailed to you, by completing, signing and mailing the enclosed proxy card.

By Order of the Board of Directors

Kristine Glancy
President and Chief Executive Officer

Important Notice Regarding Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held on          , 2023:

The Proxy Statement and the Annual Report are available free of charge at:          .

 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PROXY STATEMENT

FOR

2023 ANNUAL MEETING OF SHAREHOLDERS

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Annual Meeting of Shareholders

         , 2023

_______________________________________

PROXY STATEMENT

___________________________________________________

GENERAL INFORMATION

This proxy statement is furnished to the shareholders of Insignia Systems, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on          , 2023 at 9:00 a.m., Central Time, at Colonial Warehouse, 212 Third Avenue North, Minneapolis, Minnesota, and at any adjournment of the meeting.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing our proxy materials on the Internet. “Proxy materials” means this proxy statement, our annual report for the fiscal year ended December 31, 2022 and any amendments or updates to these documents. These proxy materials are expected to be either made available to you over the Internet or mailed to you beginning on or about           , 2023.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THE ASSET SALE

The Annual Meeting

What is the purpose of the Annual Meeting and what are the Board’s recommendations?

At our Annual Meeting, shareholders will vote on the following items of business:

Item of Business		Board Recommendation	Additional Detail
1.	Election of seven directors	FOR each nominee	Page 16
2.	Approval, on an advisory basis, of the Say on Pay Proposal	FOR	Page 26
3.	Approval, on an advisory basis, of the Say on Frequency Proposal	1 YEAR	Page 27
4.	Ratification of Independent Registered Public Accounting Firm	FOR	Page 28
5.	Adoption of the Asset Sale Proposal	FOR	Page 60
6.	Approval, on an advisory basis, of the Advisory Compensation Proposal	FOR	Page 61
7.	Approval of the Adjournment Proposal	FOR	Page 62
8.	Approval of the Reincorporation Proposal	FOR	Page 63
9.	Approval of the adoption of an exclusive forum provision in the Company’s Delaware Bylaws	FOR	Page 78
10.	Approval of the adoption of an officer exculpation provision in the Company’s Delaware Certificate of Incorporation	FOR	Page 80

If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, then the shares represented by the proxies solicited by the Board may be voted by the persons named therein at their discretion.

Who is entitled to vote at the meeting?

As of the record date, June 12, 2023, there were 1,797,659 shares of common stock, par value $.01 per share, outstanding and entitled to vote at the Annual Meeting. Pursuant to the Company’s Articles of Incorporation, each outstanding share of common stock is entitled to one vote. Only shareholders of record at the close of business on the record date, are entitled to attend and vote at the Annual Meeting and at any adjournment or postponement thereof. See “How many shares must be present to hold the meeting?” below for a discussion of quorum.

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Due to space constraints and potential limitations to ensure the health of attendees and compliance with applicable laws and regulations, attendance will be limited to shareholders only. Admission to the premises for the Annual Meeting will be on a first-come, first-served basis. A valid government-issued picture identification and proof of stock ownership as of the record date may be required in order to attend the meeting. If you hold shares of our common stock through a broker, bank, trust or other nominee, you must present a copy of a statement reflecting your stock ownership as of the record date. If you plan to attend as the proxy of a shareholder or to vote in person, you must present a legal proxy. Cameras, recording devices and other electronic devices will not be permitted.

What is the difference between a “shareholder of record” and a shareholder who holds stock in “street name”?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered, with respect to those shares, a “shareholder of record” (also known as a “registered shareholder”). The proxy materials will be sent directly to you by us or our representative.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, your shares are said to be held in “street name” and you are considered the beneficial owner of the shares. Technically, the bank or broker is the shareholder of record with respect to those shares. In this case, the proxy materials will be forwarded to you by your broker, bank or other financial institution or its designated representative. Through this process, your bank or broker will collect the voting instructions from all their respective customers who hold our shares, including you, and then submits those votes to us.

How do I vote my shares?

If you are a shareholder of record, you can submit a proxy to be voted at the meeting in the following ways:

Vote by Internet: To vote over the internet, go to www.proxyvote.com. You must enter your Control Number that appears on your Notice of Internet Availability or proxy card that was mailed to you and follow the instructions. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Vote by Telephone: To vote over the telephone, call the toll-free number on the Notice of Internet Availability that was mailed to you. You must enter your Control Number that appears on your Notice of Internet Availability or proxy card and then follow the instructions. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Mark, sign, date and return the proxy card in the postage-paid envelope provided. To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. You may also request a paper or email copy of the documents by calling 1-800-579-1639 or email your request to: sendmaterial@proxyvote.com.

Vote in Person: You can vote in person at the meeting.

If you are a shareholder who holds our stock in street name, you must vote your shares using the method provided by your broker, bank, trust or other designee, which is similar to the voting procedure for shareholders of record outlined above. You will receive a voting instruction form (not a proxy card) to use to direct your broker, bank, trust or other designee how to vote your shares. If you choose to vote your shares in person at the meeting, you must request a “legal proxy” and present it at the meeting.

Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Company, or by revocation in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted in the manner directed by the shareholder. If no direction is made, signed proxies received from shareholders will be voted in accordance with the Board’s recommendations.

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How many shares must be present to hold the meeting?

Under Minnesota law and our Bylaws, a majority of the voting power of the shares entitled to vote at the Annual Meeting represent a quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated at the Annual Meeting to determine whether or not a quorum is present. To calculate whether a quorum is present, the total number of shares present and entitled to vote at the meeting will be divided by the total number of shares outstanding and authorized to vote under the Company’s Articles of Incorporation.

How many votes are required to approve the proposals?

The following sets forth the votes that are required to approve each of the proposals, and the impact of abstentions and broker non-votes:

Proposal		Vote Required	Impact of Abstentions, Broker Non-Votes, if any
1.	Election of seven directors	Affirmative vote of the holders of a plurality of the shares present and entitled to vote. Nominees receiving the most FOR votes will be elected.	Abstentions and broker non-votes will not count as votes cast on the proposal and will not affect the outcome of the vote.
2.	Approval, on an advisory basis, of the Say on Pay Proposal	Majority Vote(a)	Abstentions will have the same effect as votes cast AGAINST the proposal. Broker non-votes will not affect the outcome of the vote.
3.	Approval, on an advisory basis, of the Say on Frequency Proposal	The frequency (every 1, 2 or 3 years) that receives the highest number of votes will be considered the preference of the shareholders.	Abstentions and broker non-votes will not count as votes cast on the proposal and will not affect the outcome of the vote.
4.	Ratification of Independent Registered Public Accounting Firm	Majority Vote	Abstentions and broker non-votes will have the same effect as votes cast AGAINST the proposal.
5.	Adoption of the Asset Sale Proposal	The holders of a majority of the voting power of the shares entitled to vote must vote FOR to approve the proposal.	Abstentions and broker non-votes will have the same effect as votes cast AGAINST the proposal.
6.	Approval, on an advisory basis, of the Advisory Compensation Proposal	Majority Vote	Abstentions will have the same effect as votes cast AGAINST the proposal. Broker non-votes will not affect the outcome of the vote.
7.	Approval of the Adjournment Proposal	Majority Vote	Abstentions will have the same effect as votes cast AGAINST the proposal. Broker non-votes will not affect the outcome of the vote.
8.	Approval of the Reincorporation Proposal	The holders of a majority of the voting power of the shares entitled to vote must vote FOR to approve the proposal.	Abstentions and broker non-votes will have the same effect as votes cast AGAINST the proposal.
9.	Approval of the adoption of an exclusive forum provision in the Company’s Delaware Bylaws	The holders of a majority of the voting power of the shares entitled to vote must vote FOR to approve the proposal.	Abstentions and broker non-votes will have the same effect as votes cast AGAINST the proposal.
10.	Approval of the adoption of an officer exculpation provision in the Company’s Delaware Certificate of Incorporation	The holders of a majority of the voting power of the shares entitled to vote must vote FOR to approve the proposal.	Abstentions and broker non-votes will have the same effect as votes cast AGAINST the proposal.

(a)

 “Majority Vote” means the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business, or (ii) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting.

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What is the effect of not voting or not instructing my bank or broker how to vote my shares?

If you are a shareholder of record, and you do not cast your vote, no votes will be cast on your behalf on any proposals at the Annual Meeting.

If you hold your shares in street name, your bank or broker cannot vote your shares with respect to Proposals 1 through 3 and  5 through 10. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote, no votes will be cast on your behalf on those proposals (a “Broker Non-vote”). Your bank or broker may exercise discretion and vote uninstructed shares on the ratification of our independent registered public accounting firm (Proposal 4). We strongly encourage you to return your voting instruction form and exercise your full voting rights. See “How do I vote my shares?” above for a discussion of how Interested Shares should be voted.

Who pays for the cost of proxy preparation and solicitation?

All expenses in connection with solicitation of proxies will be borne by the Company. The Company will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies by mail, but directors and officers of the Company may also solicit in person, by telephone or by mail.

The Asset Sale

What is the proposed transaction?

The proposed transaction (the "Asset Sale") is the sale of substantially all of the assets comprising the ongoing operation our business of providing in-store advertising solutions to brands, retailers, shopper marketing agencies and brokerages (the “Legacy Business”), but excluding, subject to limited exceptions, the cash, cash equivalents and marketable securities relating to the Legacy Business owned by us, to the Buyer, pursuant to an Asset Purchase Agreement, dated as of May 24, 2023, as such agreement may be amended from time to time (the “Purchase Agreement”). The Asset Sale does not include or affect (i) our accounts receivable relating to work completed as of the closing or (ii) our non-bank lending business (the “Non-Bank Lending Business”), which we will retain and continue to operate.

What is the Purchase Price of the Asset Sale?

The Purchase Price for the Asset Sale is $3.5 million, plus the assumption by Buyer of certain liabilities associated with the Legacy Business, subject to adjustment as described herein (the “Purchase Price”).

What will happen to the Company after the Asset Sale and will any of the proceeds from the Asset Sale be distributed to me?

If the shareholders approve the Purchase Agreement and we complete the Asset Sale, we plan to invest the net proceeds from the Asset Sale in our Non-Bank Lending Business. Accordingly, our shareholders will not receive a distribution of the net proceeds from the Asset Sale. For more information concerning our Non-Bank Lending Business, see “OUR NON-BANK LENDING BUSINESS” beginning on page 82.

Why is our Board recommending the Asset Sale?

Our Board believes that the Asset Sale and the Purchase Agreement are fair to, advisable and in the best interests of, the Company and its shareholders. Our board unanimously recommends that you vote “FOR” the adoption of the Purchase Agreement. To review our Board’s reasons for recommending the Asset Sale, see the section entitled “THE ASSET SALE - Reasons for the Asset Sale” beginning on page 33.

Will the Asset Sale be a taxable transaction to me?

Our U.S. shareholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the Asset Sale. See “MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ASSET SALE” beginning on page 51.

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When is the Asset Sale expected to be completed?

We are working towards completing the Asset Sale as soon as possible. We currently expect to complete the Asset Sale as soon as all of the conditions to the Asset Sale are satisfied or waived, including shareholder adoption of the Purchase Agreement.

Are there any risks related to the Asset Sale?

Yes. You should carefully read the section entitled “RISK FACTORS RELATED TO THE ASSET SALE” beginning on page 57.

What will happen if shareholders do not approve the Asset Sale at the Annual Meeting?

The Asset Sale cannot be completed if the Purchase Agreement is not adopted by our shareholders. In the event that we are unable to obtain shareholder approval, then we intend to continue our efforts to divest the Legacy Business and focus on our non-bank-lending business and we may identify and evaluate other strategic opportunities for the Legacy Business. However, the Legacy Business has suffered losses since 2018 and is expected to continue to experience losses for the foreseeable future. There can be no assurances that our continued operation of the Legacy Business or any alternative strategic opportunities will result in similar or greater value to our shareholders as compared to the Asset Sale.

The Purchase Agreement may be terminated under certain circumstances as set forth in the Purchase Agreement and summarized in this proxy statement. We have agreed to pay to the Buyer a termination fee of up to $175,000 plus reimbursement of certain expenses if the Purchase Agreement is terminated under certain circumstances, including as a result of our failure to obtain shareholder approval. See “THE PURCHASE AGREEMENT– Principal Provisions of the Purchase Agreement– Expenses and Termination Fees” beginning on page 55.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents to which we refer you in this proxy statement, contain forward-looking statements about our plans, objectives, expectations and intentions. Forward-looking statements include information concerning possible or assumed future results of operations of our Company, the expected completion and timing of the Asset Sale or the Reincorporation and other information relating thereto. You can identify these statements by words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “may,” and “continue” or similar words. You should read statements that contain these words carefully. They discuss our future expectations or state other forward-looking information, and may involve known and unknown risks over which we have no control, including, without limitation:

•	the satisfaction of the conditions to consummate the Asset Sale, including the adoption of the Purchase Agreement by our shareholders;

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement;

•	the outcome of any legal proceedings that may be instituted against us and others following the announcement of the Purchase Agreement;

•	the amount of the costs, fees, expenses and charges related to the Asset Sale;

•	the effect of the announcement of the Asset Sale on our customer relationships, operating results and business generally, including the ability to retain key employees;

•	the consummation of the Reincorporation, including the approval of the Reincorporation Proposal by our shareholders;

and other risks detailed in this proxy statement and our current filings with the SEC, including our most recent filings on Forms 10-Q and 10-K. See “ADDITIONAL INFORMATION” on page 86 of this proxy statement. You should not place undue reliance on forward-looking statements. We cannot guarantee any future results, levels of activity, performance or achievements. The statements made in this proxy statement represent our views as of the date of this proxy statement, and you should not assume that the statements made herein remain accurate as of any future date. Moreover, we assume no obligation to update forward-looking statements or update the reasons actual results could differ materially from those anticipated in forward-looking statements, except as required by law.

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SUMMARY

This summary highlights selected information included elsewhere in this proxy statement. This summary does not contain all of the information you should consider before voting on the proposals presented in this proxy statement. You should read the entire proxy statement carefully, including the unaudited pro forma condensed financial statements contained herein and the appendices attached hereto. For your convenience, we have included cross references to direct you to a more complete description of the topics described in this summary.

In this proxy statement, “Purchase Agreement” refers to the Asset Purchase Agreement, dated May 24, 2023, by and between the Company and TIMIBO LLC. The text of the Purchase Agreement is attached as Appendix A to this proxy statement.

Participants in the Asset Sale

Insignia Systems, Inc. (the “Company”)

212 Third Ave N; Suite 356

Minneapolis, MN 55401

+1 763 392 6200

Insignia Systems, Inc., a Minnesota corporation, is a leading provider of in-store solutions to consumer-packaged goods (“CPG”) manufacturers, retailers, shopper marketing agencies and brokerages. The Company’s primary solutions are display solutions, on-pack solutions and signage. In April 2023, the Company announced the launch of its non-bank lending platform. Our common stock is currently listed on the Nasdaq Capital Market under the symbol “ISIG.”

TIMIBO LLC (the “Buyer”)

2801 California Street NE

Minneapolis, MN 55418

+1 612 789 4333

TIMIBO LLC, a Minnesota limited liability company, is a newly formed affiliate of Park Printing created solely to complete the Asset Sale.

Park Printing, Inc. (“Park Printing” or the “Parent”)

2801 California Street NE

Minneapolis, MN 55418

+1 612 789 4333

Park Printing, Inc., a Minnesota corporation, is a family-owned commercial printing, packaging company located in Northeast Minneapolis providing industry leading quality and service since 1960.

The Asset Sale and Purchase Agreement (Appendix A)

The Company’s Reasons for the Asset Sale and Recommendations of the Company’s Board of Directors

On May 24, 2023, our Board unanimously:

•	determined that the Asset Sale, Purchase Agreement and the other transactions and agreements contemplated thereby are advisable, fair to and in the best interests of the Company and its shareholders;

•	approved the Asset Sale, Purchase Agreement and the other transactions and agreements contemplated thereby; and

•	recommended that the Company’s shareholders vote for the adoption of the Purchase Agreement at the Annual Meeting of shareholders of the Company.

To review the risks related to the Asset Sale, please see “RISK FACTORS RELATED TO THE ASSET SALE” beginning on page 57. To review the background and reasons for the Asset Sale, please see the sections titled “THE ASSET SALE – Background of the Proposed Asset Sale” and “THE ASSET SALE – Reasons for the Asset Sale” beginning on pages 30 and 33, respectively.

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The Asset Sale

On May 24, 2023, we entered into the Purchase Agreement with the Buyer, pursuant to which we have agreed to sell substantially all of our assets and certain liabilities relating to the ongoing operation of the Legacy Business for a cash purchase price of $3.5 million plus the assumption by Buyer of certain liabilities associated with the Legacy Business (the “Purchase Price”) payable in cash at closing, subject to certain adjustments and conditions described below and set forth in their entirety in the Purchase Agreement, attached as Appendix A to this proxy statement. Park Printing has guaranteed all obligations of Buyer under the Purchase Agreement, including the obligation to pay the Purchase Price. For more information, see the section below captioned “THE ASSET SALE” beginning on page 30, and “THE PURCHASE AGREEMENT – Principal Provisions of the Purchase Agreement” beginning on page 52.

Purchase Price Adjustment

We have agreed to an unexecuted program adjustment calculated as of the closing date. If the unexecuted program adjustment is a positive number, such amount will be subtracted from the Purchase Price. If the unexecuted program adjustment is a negative number, such amount will be added to the Purchase Price. For more information, see the section below captioned “THE PURCHASE AGREEMENT– Principal Provisions of the Purchase Agreement– Consideration to Be Received in the Asset Sale and Purchase Price Adjustments” beginning on page 52.

Assets to be Sold to the Buyer

The assets to be purchased by the Buyer constitute substantially all of our assets comprising the ongoing operation of our Legacy Business. Because the Non-Bank Lending Business did not exist as of the end of our most recent completed fiscal year ended December 31, 2022, the assets to be purchased by Buyer constitute substantially all of our assets with respect to the Minnesota Business Corporations Act.

We will retain our cash, cash equivalents and marketable securities along with our accounts receivable related to work completed as of the closing. The Asset Sale does not include or affect our Non-Bank Lending Business, which we will retain and continue to operate. For more information, see the section below captioned “THE PURCHASE AGREEMENT – Principal Provisions of the Purchase Agreement – Assets to be Sold“ beginning on page 52. For more information about our Non-Bank Lending Business, see the section below captioned “Our Non-Bank Lending Business” beginning on page 82.

Liabilities to be Assumed by the Buyer

The Buyer will assume only certain specified liabilities related to the assets purchased by the Buyer and those liabilities arising from certain contracts identified in the schedules to the Purchase Agreement. All other liabilities will remain our obligations. For more information, see the section below captioned “THE PURCHASE AGREEMENT – Principal Provisions of the Purchase Agreement – Liabilities to be Assumed“ beginning on page 52.

Conditions to the Closing of the Asset Sale

The consummation of the Asset Sale is subject to the satisfaction or waiver of a number of conditions on or prior to the closing. Such conditions include the customary closing conditions set forth in the attached Purchase Agreement and the approval of the Asset Sale by shareholders representing a majority of the outstanding shares of our common stock. For more information, see the section below captioned “THE PURCHASE AGREEMENT - Principal Provisions of the Purchase Agreement – Conditions to the Asset Sale” beginning on page 54.

Termination

The Purchase Agreement provides that such agreement may be terminated at any time prior to the closing, under certain circumstances. The situations in which the Purchase Agreement may be terminated include, but are not limited to, the following:

•	the mutual written consent of us and the Buyer; and

•	the Asset Sale has not been consummated by September 30, 2023, provided that such right to terminate shall not be available to either party whose willful breach of its obligations under the Purchase Agreement has been the primary cause of the failure of the closing to occur by September 30, 2023.

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For more information, see the section below captioned “THE PURCHASE AGREEMENT - Principal Provisions of the Purchase Agreement – Termination of the Purchase Agreement“ beginning on page 55.

Transaction Expenses

Each party generally is responsible for the payment of its own expenses subject to our potential obligation to reimburse the Buyer for up to $100,000 of actual out-of-pocket expenses and fees paid in connection with the Asset Sale to the extent the Purchase Agreement is terminated by Buyer under certain limited circumstances. For more information, see the section below captioned “THE PURCHASE AGREEMENT - Principal Provisions of the Purchase Agreement – Expenses and Termination Fees“ beginning on page 55.

Termination Fees

Both we and the Buyer may be entitled to a termination fee of up to $175,000 to the extent the Purchase Agreement is terminated under certain limited circumstances. For more information, see the section below captioned “THE PURCHASE AGREEMENT - Principal Provisions of the Purchase Agreement – Expenses and Termination Fees” beginning on page 55.

No Solicitation

The Purchase Agreement provides that we may not, directly or indirectly, solicit or knowingly take any action to facilitate the submission of any acquisition proposal, including, subject to certain exceptions, engaging in any discussions or negotiations with any third party that is seeking to make an acquisition proposal, or amending or granting any waiver or release under any standstill or similar agreement; or enter into any agreement in principle in connection with an acquisition proposal.

However, at any time prior to obtaining shareholder approval of the Asset Sale, in response to a superior proposal or a highly material intervening event, our Board may, among other actions, withdraw or materially modify its recommendation contained in this proxy statement to adopt the Purchase Agreement or recommend the adoption of an alternative acquisition proposal, if our Board concludes in good faith (after consultation with outside legal and financial advisors) that the failure to take such action would be inconsistent with our Board’s fiduciary duties under applicable law (see previous section entitled “Termination Fee” for details related to any fees we may be obligated to pay if our Board exercises its option to withdraw or materially modify its recommendation contained in this proxy statement). For more information, see the section below captioned “THE PURCHASE AGREEMENT - Principal Provisions of the Purchase Agreement – No Solicitation“ beginning on page 55.

Opinion of Financial Advisor to Company

In connection with its consideration of the Asset Sale, our Board received an oral opinion from Chartwell Financial Advisory, Inc. (“Chartwell Advisory”), on May 24, 2023 (subsequently confirmed in writing) to the effect that as of that date and subject to certain assumptions made by Chartwell Advisory, representations from our management, and based upon and subject to the assumptions, procedures, factors and limitations and qualifications of the scope of the work performed as set forth in the written opinion, the Purchase Price to be received in the Asset Sale is fair, from a financial point of view, to us.

The full text of the written opinion delivered to our Board is attached to this proxy as Appendix B and a summary of the opinion is presented in the below section captioned “THE ASSET SALE – Opinion of Chartwell Financial Advisory, Inc.” beginning on page 35, which is qualified in its entirety by reference to the full text of the opinion. We encourage you to read the full text of the opinion and the summary carefully and in their entirety for a description of (among other items) the (i) assumptions made and procedures performed by Chartwell Advisory, (ii) representations from our management, and (iii) limitations and qualifications of analyses performed by Chartwell Advisory, all of which contributed to the rendering of fairness opinion by Chartwell Advisory.

Chartwell Advisory’s opinion only addresses the fairness, from a financial point of view and as of the date of the opinion, of the consideration to be received by us. The opinion does not address any other aspects or effects of the Asset Sale nor does it address the relative merits of the proposed Asset Sale compared to alternative business approaches or transactions that could be available to us and whether or not those alternatives could be properly implemented.

Chartwell Advisory’s opinion was only one of many factors considered by our Board in its evaluation of the Asset Sale. The opinion addressed to our Board is not intended to recommend to the holders of our common stock how to vote with respect to approving the Asset Sale or whether to take any other actions related to the Asset Sale. The decision as to whether to proceed with the Asset Sale or any related transaction may depend on an assessment of factors unrelated to the financial analyses on which Chartwell Advisory’s opinion was based. For more information, see the section below captioned “THE ASSET SALE – Opinion of Chartwell Financial Advisory, Inc.” beginning on page 35.

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Material U.S. Federal Income Tax Consequences

For more information, see the section below captioned “MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ASSET SALE“ beginning on page 51.

Interests of Certain Persons in the Asset Sale

Our directors and executive officers may have interests in the Asset Sale that may be in addition to, or different from, the interests of our shareholders. In considering the recommendation of our Board with respect to the approval of the Asset Sale, our shareholders should be aware that our executive officers may have interests in the Asset Sale that are different from, or in addition to, those of our shareholders generally. Our Board was aware of these interests and considered them, among other matters, in approving the Purchase Agreement and the Asset Sale and making its recommendation that our shareholders vote “FOR” the Asset Sale Proposal. For more information, see the section below captioned “THE ASSET SALE – Interests of Certain Persons in the Asset Sale“ beginning on page 47.

Appraisal Rights

There are no appraisal or dissenters’ rights that are applicable under Minnesota law to the execution, delivery and performance of the Purchase Agreement or the consummation of the Asset Sale or any other transactions contemplated by the Purchase Agreement.

Support Agreement with Certain Shareholders

Simultaneously with the execution of the Purchase Agreement, the Buyer entered into support agreements with all executive officers and directors of our Company and specified shareholders. As of June 12, 2023, the parties to the support agreements held, in the aggregate, approximately 43.8% of the Company’s outstanding shares of common stock. Pursuant to the support agreements, each party to the support agreements has agreed, with respect to all of the voting securities of our Company that each beneficially owns as of the date thereof or thereafter, to vote in favor of the Purchase Agreement. The support agreements are scheduled to expire as of the closing of the Asset Sale. For more information, see the section below captioned “THE PURCHASE AGREEMENT - Support Agreements” beginning on page 49.

The Annual Meeting

In addition to the proposals relating to the Purchase Agreement and the transactions contemplated therein, we are also asking our shareholders to vote on matters relating to our traditional annual meetings of shareholders, including election of directors, the Say on Pay and Say on Frequency Proposals, and ratification of the appointment of our independent registered public accounting firm for the year ending December 31, 2023.

The Proposed Reincorporation and Governance Changes

We are also seeking shareholder approval of proposals to reincorporate under the laws of the state of Delaware and governance changes in connection with the same.

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CORPORATE GOVERNANCE AND BOARD MATTERS

The business and affairs of the Company are conducted under the direction of the Board in accordance with the Company’s Articles of Incorporation and Bylaws, the Minnesota Business Corporations Act, federal securities laws and regulations, applicable rules of the Nasdaq Stock Market (“Nasdaq Rules”), Board committee charters and the Company’s Code of Ethics. Members of the Board are informed of the Company’s business through discussions with management, by reviewing Board meeting materials provided to them and by participating in meetings of the Board and its committees, among other activities. Our corporate governance practices are summarized below.

Election to the Board of Directors

All of the Company’s directors are elected annually. Our Bylaws, as amended, provide that the Board shall consist of between two and no more than nine members, as designated by resolution of the Board from time to time. Pursuant to the recommendation of its Governance, Compensation and Nominating Committee (the “GCN Committee”), the Board has set the size of the Board to be elected at the Annual Meeting at seven.

Majority Independent Board

The Nasdaq Rules require that a majority of our Board be “independent directors” as that term is defined in the Nasdaq Rules. Our Board has determined that each of our non-employee directors, namely Jacob Berning, Chad Johnson, Mark Jundt, Daniel Philp, Nick Swenson and Loren Unterseher, are “independent directors.” The GCN Committee and the Board considered (a) Mr. Swenson’s inclusion in and control of the Shareholder Group, which beneficially owns approximately 38.9% of our outstanding common stock, (b) Mr. Jundt’s employment by Air T, Inc., a member of the Shareholder Group, and (c) Mr. Philp’s relationship as a service provider to Air T, Inc., in reaching the conclusion that each is an independent director. If elected at the annual meeting, the Board anticipates that each of Ms. Herfurth and Mr. Kelly also will qualify as independent directors. In determining Ms. Herfurth’s anticipated independence, the GCN Committee considered Mr. Swenson’s significant ownership of the outstanding equity securities of Park Financial Group, Inc., a holding company for Park State Bank, on whose boards she currently serves.

Meetings of the Board of Directors and DirectorAttendance

The Board held nine meetings during 2022. Each director attended more than 75% of all meetings of the Board and committees of the Board on which he or she served. Although the Board does not have a policy regarding attendance at the Company’s annual meetings of shareholders, then serving directors, Mr. Berning, Ms. Glancy, Mr. Johnson, Mr. Unterseher and Mr. Swenson attended the annual meeting of shareholders held in 2022. Directors are expected to attend substantially all the meetings of the Board and the committees on which they serve, as well as the annual meeting of shareholders, except for good cause. Directors who have excessive absences without good cause will not be nominated for re-election or, in extreme cases, will be asked to resign or be removed.

Committees of the Board of Directors

The current membership of the Board’s standing committees is set forth in the following table.

Director	Audit	Governance, Compensation and Nominating	Independent Director
Jacob J. Berning	Member	Chair	✓
Kristine A. Glancy
Chad B. Johnson	Member	Member	✓
Mark R. Jundt			✓
Daniel C. Philp			✓
Nicholas J. Swenson		Member	✓
Loren A. Unterseher	Chair	Member	✓

Audit Committee

Independence; Qualifications. Each of the members of the Audit Committee is an “independent director” as that term is defined by the Nasdaq Rules and “independent” as that term is defined by Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. The Board has also determined that Mr. Unterseher has acquired the attributes necessary to qualify him as an “audit committee financial expert,” as that term is defined by the rules of the SEC. The determination for Mr. Unterseher was based primarily on experience analyzing and evaluating financial statements and financial performance of companies as Director of Mergers and Acquisitions for Craig-Hallum and in similar roles at Lazard Middle Market and RBC.

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Duties and Responsibilities. The Audit Committee provides independent objective oversight of the Company’s financial reporting system. As part of its responsibilities, the committee reviews and evaluates significant matters relating to the annual audit and the internal controls of the Company and communicates its analysis with management, reviews the scope and results of annual independent audits by, and the recommendations of, the Company’s independent auditors, reviews the independent auditor’s qualifications and independence and approves additional services to be provided by the auditors. The committee is solely responsible for appointing, setting the compensation of and evaluating the independent auditors.

In addition, the committee: (i) meets separately with management and the independent auditors on a periodic basis; (ii) receives the independent auditors’ report on all critical accounting policies and practices and other written communications; (iii) reviews management’s statements concerning its assessment of the effectiveness of internal controls and the independent auditors’ report on such statements, as applicable; and (iv) reviews and discusses with management and the independent auditors the Company’s interim and annual financial statements and disclosures (including Management’s Discussion and Analysis) in its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and the results of the quarterly financial reviews and the annual audit. The committee has direct access to the Company’s independent auditors. The committee also reviews and approves all related-party transactions.

The foregoing is a general summary of the Audit Committee’s duties and activities. The Audit Committee operates pursuant to a written charter, which is available on the Investor Relations section of the Company’s website at www.insigniasystems.com. This charter further describes the role of the committee in overseeing the Company’s financial reporting process. References to the Company’s website are for informational purposes and are not intended to, and do not, incorporate information found on the website into this proxy statement.

Committee Meetings. The Audit Committee held five meetings during 2022. In addition to fulfillment of the Audit Committee’s regular duties and responsibilities, these meetings were designed to facilitate and encourage private communication between the committee and the Company’s independent auditors. Please refer to the Report of the Audit Committee appearing later in this proxy statement.

Governance, Compensation and Nominating Committee

Independence. Each of the members of the GCN Committee are “independent directors” as that term is defined by the Nasdaq Rules, including the independence criteria specific to compensation committee members, and “non-employee directors” as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934.

Duties and Responsibilities. The GCN Committee operates pursuant to a written charter, which is available on the Investor Relations section of the Company’s website at www.insigniasystems.com. The committee’s main duties, as described in its charter, are: (i) to nominate a slate of directors to be considered for election at the Company’s annual meeting of shareholders, (ii) to review, approve and recommend for Board ratification of annual base salary and incentive compensation levels, employment agreements, and benefits of the President and Chief Executive Officer and other key executives; (iii) to review the performance of the President and Chief Executive Officer; (iv) to review and assess performance target goals established for bonus plans and determine if goals were achieved at the end of the plan year; (v) to act as the administrative committee for the Company’s stock plans, and any other incentive plans established by the Company; (vi) to consider and approve grants of incentive stock options, non-qualified stock options, restricted stock or any combination to any employee; and (vii) to oversee the filing of required compensation-related reports or disclosures in the Company’s SEC reports, proxy statement and other filings. From time to time, the committee consults with the President and Chief Executive Officer on executive compensation matters (other than with respect to their own compensation).

Compensation Consultant. In pursuing its duties, the GCN Committee has the authority to retain and has, from time to time, retained outside compensation consultants to advise it on compensation matters. In setting 2022 compensation, the committee did not retain a compensation consultant. The committee referenced materials prepared by Willis Towers Watson in 2018 for compensation matters.

Nomination and Candidate Evaluation Processes. Shareholders who wish to recommend candidates to the Board or its GCN Committee should submit the names and qualifications of the candidates at least 120 days before the date on which the Company’s proxy statement for the previous year’s annual meeting became available to the shareholders. Submittals should be in writing and addressed to the committee at the Company’s headquarters. Candidates recommended by shareholders will be evaluated using the same criteria applicable to other candidates.

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In accordance with its committee charter, the GCN Committee typically evaluates candidates for election as directors using the following criteria: education, reputation, experience, industry knowledge, independence, leadership qualities, personal integrity, diversity, and such other criteria as the committee deems relevant. The committee will consider candidates recommended by the Board, management, shareholders, and others. The committee is also authorized to retain and pay advisors to assist it in identifying and evaluating candidates.

Committee Meetings. The GCN Committee held five meetings in 2022.

Board Diversity Matrix (as of June 12, 2023)

The following chart summarizes certain self-identified personal characteristics of our directors, in accordance with Nasdaq Listing Rule 5605(f). Each term used in the table has the meaning given to it in the rule and related instructions.

Total Number of Directors	7
	Female	Male
Part I: Gender Identity
Directors	1	6
Part II: Demographic Background
White	1	6

Leadership Structure of the Board of Directors

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes it is in the best interests of the Company to make such a determination periodically, based on available information. The positions of Chief Executive Officer and Chairman of the Board are not currently held by the same person. Ms. Glancy serves as our President and Chief Executive Officer and Mr. Berning serves as Chairman of the Board. Under this structure, our President and Chief Executive Officer and other senior management under her supervision are primarily responsible for setting the strategic direction of the Company and managing the day-to-day leadership and performance of the Company, while the Chairman provides guidance to the President and Chief Executive Officer and senior management, sets the agenda for meetings of the Board and presides over meetings of the full Board. The Board believes the current leadership structure strengthens the role of the Board in fulfilling its oversight responsibility and fiduciary duties to the Company’s shareholders while recognizing the day-to-day management direction of the Company by Ms. Glancy and other senior management.

Board Role in Risk Oversight

The Company faces a number of risks, including financial, technological, operational, strategic and competitive risks. Management is responsible for the day-to-day management of risks we face, while the Board has responsibility for the oversight of risk management. In its risk oversight role, the Board ensures that the processes for identification, management and mitigation of risk by our management are adequate and functioning as designed.

The Board is actively involved in overseeing risk management, and it exercises its oversight both through the full Board and through its Audit and GCN Committees. Those committees exercise oversight of the risks within their areas of responsibility, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees.

The Board and its committees receive information used in fulfilling their oversight responsibilities through the Company’s executive officers and its advisors, including our legal counsel, our independent registered public accounting firm, and the compensation consultants we have engaged from time to time. At meetings of the Board, management makes presentations to the Board regarding our business strategy, operations, financial performance, fiscal year budgets, technology and other matters. Many of these presentations include information relating to the challenges and risks to our business and the Board and management actively engage in discussion on these topics. Each of the committees also receives reports from management regarding matters relevant to the work of that committee. These management reports are supplemented by information relating to risk from our advisors. Additionally, the Board receives reports by each committee chair regarding the committee’s considerations and actions. In this way, the Board also receives additional information regarding the risk oversight functions performed by each of these committees.

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Shareholder Communications with the Board

Shareholders may send written communications to the Board or to any individual director at any time. Communications should be addressed to the Board or the individual director at the address of the Company’s headquarters. The Board will respond to shareholder communications when it deems a response to be appropriate.

Anti-Hedging Policy

Each of our directors, officers, other employees and their designees are prohibited from (i) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities and (ii) otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. Notwithstanding the foregoing, portfolio diversification transactions and investments in broad-based index funds is generally permitted. The prohibition applies to securities granted to the covered persons as part of compensation for their service to the Company plus any other Company securities held by them, whether directly or indirectly.

Compensation of Non-Employee Directors

The following table summarizes the compensation paid to our non-employee directors for 2022.

Name	Fees Earned or Paid Cash(a)	Stock Awards(b)	Total
Jacob J. Berning	$22,000	$15,000	$37,000
Chad B. Johnson	$17,000	$15,000	$32,000
Mark R. Jundt(c)	$1,417	–	$1,417
Daniel C. Philp(c)	$1,417	–	$1,417
Nicholas J. Swenson(d)	$7,083	–	$7,083
Loren A. Unterseher	$22,000	$15,000	$37,000

_______________________

(a)

Reflects annual board retainer and fees for attending Board, committee and conference call meetings earned during 2022 inclusive of amounts related to the Director Deferred Compensation Plan for Director. As of December 31, 2022, the following directors held shares under the plan: Mr. Berning held 10,287 shares, Mr. Johnson held 4,155 shares, and Mr. Unterseher held 8,295 shares.

(b)

On August 4, 2022, each non-employee director received restricted stock unit grants pursuant to the 2018 Equity Incentive Plan (the “2018 Plan”) worth $15,000 based on the closing price of the Company’s common stock on the date of grant. As of December 31, 2022, Jacob Berning, Chad Johnson and Loren Unterseher each held 1,562 restricted stock units.

(c)	Mr. Jundt and Mr. Philp were elected to the Board on November 25, 2022.
(d)	Mr. Swenson began earning cash compensation in August 2022.

In 2022, non-employee directors generally were eligible to receive an annual cash retainer of $17,000 per year of service and the Chairman of the Board and each Committee Chair were eligible to receive an additional annual cash retainer of $5,000.

In 2022, Jacob Berning, Chad Johnson and Loren Unterseher, each a non-employee director, received a restricted stock unit grant based on a target grant date fair value of $15,000. These restricted stock grants were made on August 4, 2022 pursuant to the 2018 Plan. Each non-employee director was granted 1,562 restricted stock units, which amount was based on a closing price of $9.60 for a share of the Company’s common stock on the date of grant as reported by The Nasdaq Stock Market. Each restricted stock unit is scheduled to vest and settle in a share of common stock on the earlier of (i) August 4, 2023 and (ii) the day before the next annual meeting of shareholders.

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Director Deferred Compensation

Jacob Berning, Chad Johnson, Mark Jundt, Daniel Philp, Nicholas Swenson and Loren Unterseher, each a non-employee director are eligible to participate in our director deferred compensation plan (the “Director Deferred Compensation Plan”), which allows a director to make voluntary deferrals of up to 100% of their annual cash retainer and any additional committee chair cash retainer. The Company does not match any contributions to the Director Deferred Compensation Plan. Deferred cash retainer amounts, if any, are deemed to be invested in common stock equivalents having a value equal to the deferred cash retainer amounts based on the fair market value of a share of our common stock on the dates such amount would have otherwise been paid to the participant. Dividends, if any, accrued on such common stock equivalents are deemed to be similarly deferred and credited to the director’s deferred stock account. A participating director will receive a distribution of their deferred stock account, consisting of one share of stock for each common stock equivalent credited to their deferred stock account as of the date of distribution, as soon as practicable following the director’s separation from service as a director of the Company.

Section 5.9 of the Director Deferred Compensation Plan provides that, in the event a “change in control” of the Company occurs, each director will receive a lump sum distribution of cash equal to the value of all common stock equivalents credited to such director’s account as of the immediately preceding quarterly payment date based on the highest “fair market value” during the 30 days immediately preceding the change in control. As defined in the Plan, a “change in control” includes, among other things, a consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets subject to certain exceptions. However, the Board has waived applicability of Section 5.9 of the Plan with respect to any approval or adoption of the Asset Purchase Agreement by our shareholders or the completion of the Asset Sale. Accordingly, the Director Deferred Compensation Plan is expected to continue to remain in place under its current terms and conditions.

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PROPOSAL ONE –

ELECTION OF DIRECTORS

Nominations

The Board believes it is important that the Board be composed of members whose collective judgment, experience, qualifications, attributes and skills ensure that the Board will be well-positioned to fulfill its responsibilities to see that the Company is governed in a manner consistent with the interests of the shareholders of the Company and in compliance with applicable laws, regulations, rules and orders, and to satisfy its oversight responsibilities effectively.

Composition

In determining the nominees for election to serve as directors of the Company, the Board first determined that the Board would consist of seven members as of the Annual Meeting. The Board, in conjunction with its GCN Committee, then considered the qualifications and experience and any other desirable skills, experience or knowledge. The Board, upon recommendation by its GCN Committee, then approved a slate of directors to be nominated for election at the Annual Meeting.

When identifying and evaluating candidates for director nominees, the Board and its applicable committee (if any) historically consider the general and specific qualifications, experience and characteristics which may have been approved by the Board or determined by the committee from time to time including qualifications reflecting the individual’s integrity, reputation, education, experience, industry knowledge, leadership qualities and independence. The Board seeks independent directors who have experience relevant to the Company’s business and strategic objectives; specifically, the Board historically has sought experience in retailing and the consumer-packaged goods industry and recently seeks experience in specialty finance and lending. The Board maintains a detailed set of criteria aligned with these objectives and has historically evaluated potential candidates against these criteria. The Board and its applicable committee (if any) also consider diversity in a broad sense when evaluating a director nominee, taking into account various factors, including but not limited to, differences of viewpoint, professional experience, education, skill, race, gender and national origin, but does not have a formal policy regarding diversity of Board members.

Director Nominees

All directors of the Company hold office until the next annual meeting of the shareholders or until their successors have been elected and qualified. Our Bylaws, as amended, provide that the Board shall consist of between two and no more than nine members, as designated by resolution of the Board from time to time.

The Board has nominated seven current directors as named below for election at the Annual Meeting. If elected, each will serve for a term of one year, or until their successors are elected and qualified, subject to their prior death, resignation, retirement or removal from office. Should one or more of these nominees become unavailable to accept nomination or election as a director (which is not anticipated), the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, or the Board may reduce the number of directors to be elected. Unless otherwise instructed by the shareholder, proxy holders will vote all proxies received for each of the nominees.

The specific qualifications of each nominee and current director, including biographical data for at least the last five years and the particular experience, qualifications, attributes or skills that led to a conclusion that he or she should serve as a director of the Company, are set forth below. Mr. Jundt and Mr. Philp, who were appointed to the Board in November 2022, and Ms. Herfurth and Mr. Kelly, who are standing for election for the first time, were each initially identified as potential director candidates by Mr. Swenson, a director and representative of a significant shareholder of the Company. Mr. Berning and Ms. Glancy are not standing for election and their terms will expire at the conclusion of the annual meeting.

Director & Nominee	Age	Position	Director Since
Mary H. Herfurth	61	Director Nominee	N/A
Chad B. Johnson	52	Director	2020
Mark R. Jundt	43	Director	2022(a)
Matthew R. Kelly	47	Director Nominee	N/A
Daniel C. Philp	38	Director	2022(a)
Nicholas J. Swenson	54	Director	2021(b)
Loren A. Unterseher	58	Director	2018

_____________________

(a)	Mr. Jundt and Mr. Philp were elected as directors in November 2022.
(b)	Mr. Swenson also served as a director of the Company from 2014 to 2016.

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Mary H. Herfurth is the owner of Bank Advantage Consulting, LLC, a position she has held since 2008. She serves on the boards of directors for Grove Bank; Park State Bank; and Park Financial Group, Inc., a holding company for Park State Bank. From 2008 to 2015 she also served as a principal and franchisee of Interface Financial Group. Previously she served as a trading analyst and then product manager at GMAC-RESCAP, credit risk manager at Fingerhut and as a national bank examiner in the Office of the Comptroller of the Currency. Ms. Herfurth holds a Bachelor of Science from St. Cloud State University and an MBA – Finance from the University of Minnesota – Carlson School. Ms. Herfurth’s experience as a bank regulator and an evaluator of credit from both bank and non-bank lending perspectives is expected to have increasing relevance as we further develop our Non-Bank Lending Business.

Chad B. Johnson is a Senior Director of Marketing of C.H. Robinson Inc., a third-party logistics and supply chain management provider, a position he has held since July 2018. Prior to that role, Mr. Johnson was a Business Unit Director for General Mills Inc., from July 2000 to July 2018. Mr. Johnson has extensive marketing and leadership experience in the consumer-packaged goods industry. He holds a Bachelor of Arts degree in Economics and Chemistry from St. Olaf College and an MBA – Marketing and Finance from the University of Minnesota – Carlson School. Mr. Johnson’s experience managing established and new business ventures brings strategic insight to the Board as the Company explores strategic options.

Mark R. Jundt has served as General Counsel & Corporate Secretary of Air T, Inc. (Nasdaq: AIRT) since 2018. Prior to that role, Mr. Jundt oversaw the Global Litigation function at CHS Inc., a Fortune 100 grain and energy company. Mr. Jundt has extensive experience in corporate governance, mergers and acquisitions, and litigation. He holds a Bachelor of Business Administration from North Dakota State University and a law degree from Hamline University. Mr. Jundt’s experience as the chief legal officer at a public company provides important insight for our board of directors, especially as we continue to explore strategic options.

Matthew R. Kelly founded and has served as portfolio manager at MRKF Capital, an investment management firm, since May 2020. Previously he was a director and trader at First Eagle Investment Management (formerly THL Credit Inc.) from 2017 to May 2020 and a Vice President and Senior Credit Analyst from 2006 to 2017. He holds a Bachelor of Science from Miami University and an MBA from the University of Wisconsin. Mr. Kelley’s extensive experience as a credit analyst is valuable in overseeing the development of our Non-Bank Lending Business.

Daniel C. Philp has served as Senior Vice President of Corporate Development at Air T, Inc. (Nasdaq: AIRT) since 2014. In this role Mr. Philp oversees the investigation of new business lines, acquisition targets and other strategic initiatives for Air T. Prior to that role, Mr. Philp worked as an Event Driven/Special Situations investment analyst/trader for Whitebox Advisors, where he was responsible for generating and evaluating non-market correlated investment opportunities as well as structured convertible PIPE (Private Issuance of Public Equity) transactions. Mr. Philp holds a BA from St. John’s University. Mr. Philp’s experience with developing and executing transactions provides important insight, especially as we continue to explore strategic options.

Nicholas J. Swenson has served as President and Chief Executive Officer of Air T, Inc. (Nasdaq:AIRT) since 2014, having previously served in those roles on an interim basis since 2013. Mr. Swenson is also the managing member of AO Partners, LLC, which is the general partner of AO Partners I, L.P. Mr. Swenson has served on the boards of directors of Air T, Inc. since 2013, Pro-Dex, Inc. since 2012 and Delphax Technologies Inc. since 2015. Nick previously served as a portfolio manager and partner of Whitebox Advisers, LLC; as a distressed debt analyst at Varde Partners; and as a financial institutions investment banker at Piper Jaffray, Inc. He has a BA in History from Middlebury College and an MBA from the University of Chicago. Mr. Swenson’s experience in general management and capital allocation are relevant to the Company.

Loren A. Unterseher is the Managing Partner of Oxbow Industries, LLC, a holding company investing primarily in middle-market private companies, which position he has held since 2004. Over his career, Mr. Unterseher has completed over $2.5 billion in corporate finance transactions. Prior to Oxbow Industries, Mr. Unterseher was a Principal/Shareholder & Director of Mergers and Acquisitions for Craig-Hallum Capital Group. Prior to Craig-Hallum, he was Director of Private Equity for Lazard Middle Market (f/k/a Goldsmith Agio Helms). Mr. Unterseher started his investment banking career as a Vice-President in Mergers and Acquisitions at RBC (f/k/a Dain Rauscher). He began his professional career as an attorney and was a Partner at Stinson Leonard Street (f/k/a Leonard, Street & Deinard), a major Minneapolis based law firm. Mr. Unterseher has served on the board of directors of SkyWater Technology, Inc. (Nasdaq:SKYT) since 2017, and serves on the boards of directors of numerous private and not-for profit entities. He holds a Bachelor of Business Administration degree in Finance from the University of Iowa and a J.D. from the University of North Dakota. We believe Mr. Unterseher’s investment, mergers and acquisitions, and finance experience benefit our board of directors in addition to his leadership of its Audit Committee.

Required Vote

Directors are elected by the affirmative vote of the holders of a plurality of the shares present and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” EACH OF THE SEVEN NOMINEES.

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EXECUTIVE COMPENSATION

Named Executive Officers

The following individuals were our only executive officers during fiscal 2022 and are collectively referred to as our “Named Executive Officers” for fiscal 2022:

Name	Age	Position(s)
Kristine A. Glancy	45	President, Chief Executive Officer, and Secretary
Adam D. May	39	Chief Growth Officer
Zackery A. Weber	44	Vice President of Finance

Summary Compensation Table

The following table sets forth information about all compensation (cash and non-cash) awarded to, earned by or paid to our Named Executive Officers) for the fiscal years ended December 31, 2022 and 2021, as applicable.

Name and Position	Year	Salary(a)	Bonus(b)	Non-Equity Incentive Plan Compensation	All Other Compensation(c)	Total
Kristine A. Glancy(d)	2022	$314,600	$200,000	$178,278	$4,575	$697,453
President, Chief Executive Officer and Secretary	2021	$314,600	$–	$–	$4,350	$318,950

Adam D. May	2022	$220,000	$165,000	$147,337	$14,655	$546,992
Chief Growth Officer	2021	$220,000	$–	$50,000	$12,937	$282,937

Zackery A. Weber(e)	2022	$158,558	$55,000	$54,401	$3,203	$271,162
Vice President of Finance	2021	$145,000	$10,000	$–	$2,325	$157,325

____________________

(a)	Actual amounts paid, based on the number of payroll periods during the applicable fiscal year.
(b)	Amount shown represents retention bonus arrangements approved by GCN Committee, as referenced below.
(c)	Amounts shown represent employer 401(k) contribution match and, in the case of Mr. May, an annual car allowance.
(d)	Ms. Glancy assumed the role of principal financial officer in January 2021.
(e)

Mr. Weber, then Senior Director of Financial Planning and Analysis, commenced service as an executive officer upon assuming the role of principal accounting officer in January 2021. He was promoted to Vice President of Finance in January 2022.

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Fiscal 2022 Executive Compensation

The principal components of compensation for the Named Executive Officers are: (i) base salary; (ii) non-equity incentive compensation in the form of an annual cash bonus under the Executive Incentive Plan; and (iii) retention bonus arrangements. These components of compensation are summarized below, followed by a description of each Named Executive Officer’s individual agreements with the Company and the compensation received thereunder.

Executive Incentive Plan

In March 2022, the Board, as recommended by its Governance, Compensation and Nominating Committee (the “GCN Committee”), approved the 2022 Executive Cash Incentive Plan (the “2022 Cash Plan”). Members of the Company’s senior management, including all three of the Company’s executive officers, Ms. Glancy, Mr. May, and Mr. Weber, participated in the 2022 Cash Plan.

The 2022 Cash Plan provided that Ms. Glancy, Mr. May and Mr. Weber were eligible to receive a potential payout based solely on the Company’s performance against target operating income/loss, inclusive of all compensation expenses, excluding expenses specific to significant pending litigation, gain from litigation settlement, expense specific to any actions taken in review of strategic alternatives, expense/income coming from changes in the Company’s share price, and adjustments to sales tax. The total target cash payments under the 2022 Cash Plan for Ms. Glancy were equal to 50% of her base salary and the potential payouts, if any, ranged from a threshold of 5% to a maximum of 75% her base salary. The total target cash payments under the 2022 Cash Plan for Mr. May were equal to 59% of his base salary and the potential payouts, if any, ranged from a threshold of 6% to a maximum of 89% his base salary. The total target cash payments under the 2022 Cash Plan for Mr. Weber were equal to 30% of his base salary and the potential payouts, if any, ranged from a threshold of 3% to a maximum 45% his base salary. All bonus calculations under the 2022 Cash Plan were subject to review and final approval by the GCN Committee prior to payment.

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Company Performance-Based Payment

For 2022, the GCN Committee established a target operating income and a minimum cash balance, excluding expenses specific to the Company’s significant pending litigation, gain from litigation settlement, expense specific to any actions taken in review of strategic alternatives, expense/income coming from changes in the Company’s share price, and adjustments to sales tax, and approved the following schedule of potential payments under the Executive Incentive Plan:

Pre-Bonus Income Level	Operating Income (Loss)	Percent of Target Variable Compensation
<($3,069,200)	<($3,121,000)	0%
($3,069,200) – ($2,576,999)	($3,121,000) – ($3,094,999)	10% – 99.99%
($2,577,000) – $691,999	($3,095,000) – ($84,999)	100% – 149.99%
≥ $692,000	≥ ($85,000)	150%

Based on an actual operating income of $9,606,000 for 2022, as reported in Part II, Item 8, of the Company’s Original Filing and adjusted to exclude the expenses specific to the pending litigation, gain from litigation settlement, expense specific to any actions taken in review of strategic alternatives, expense/income coming from changes in the Company’s share price, and adjustments to sales tax, the GCN Committee, approved payments representing 113% of target variable compensation, awarding payments of $178,278 to Ms. Glancy, $147,337 to Mr. May, and $54,401 to Mr. Weber.

Retention Bonus Arrangements

In December 2020, the GCN Committee approved a $50,000 retention bonus opportunity for Mr. May, which was conditioned upon him being continuously employed by the Company through December 31, 2021 and was paid in full in January 2022.

In September 2021, the GCN Committee approved retention bonus opportunities for certain key employees, including Ms. Glancy, Mr. May and Mr. Weber, with potential payouts of $200,000, $115,000 and $55,000, respectively. In order to earn the first 50% of the potential payout, they were required to remain employed by the Company through March 31, 2022. In order to earn the remaining 50%, they were required to remain employed by the Company through September 30, 2022. If their employment with the Company was terminated by them for any reason or by the Company for “Cause” (as defined in the 2018 Plan), on or before December 31, 2022, then they would have been required to repay to the Company all portions of the retention bonus. If their employment with the Company had ended as a result of Change in Control (as defined in the 2018 Plan) prior to December 31, 2022, then no such repayment would have been required. These 2021 retention bonuses were paid in full in 2022.

In January 2023, the GCN Committee approved an additional $130,000 retention bonus opportunity for Mr. May and a $48,000 retention bonus opportunity for Mr. Weber. If earned, by remaining in employment until December 31, 2023, the bonuses will be paid in full in early 2024.

The retention bonuses approved in September 2021 and January 2023 were awarded to encourage certain key employees to maintain employment through the Company’s strategic alternatives processes that was announced on December 6, 2021.

Actions Relating to Fiscal 2023 Executive Compensation

In January 2022, the Compensation Committee evaluated the scope of responsibilities and base salaries of our Named Executive Officers and, as a result, increased Mr. Weber’s annual base salary to $160,000 effective January 31, 2022.

The non-employee directors, as recommended by the GCN Committee, approved, the 2023 Executive Cash Incentive Plan (the “2023 Cash Plan”). The Company’s current Named Executive Officers are the only employees currently eligible to participate in the 2023 Cash Plan. The 2023 Cash Plan provides that each of the participants are eligible to receive a potential payout based solely on the Company’s performance against target operating income/loss, inclusive of all compensation expenses, expense specific to any actions taken in review of strategic alternatives, expense/income coming from changes in the Company’s share price, and adjustments to sales tax and income tax actuals. The total target cash payment under the 2023 Cash Plan for Ms. Glancy is equal to 50% of her base salary and the potential payout, if any, ranges from a threshold of 5% to a maximum of 75% of her base salary. The total target cash payment under the 2023 Cash Plan for Mr. May is equal to 59% of his base salary and the potential payout, if any, ranges from a threshold of 6% to a maximum of 89% of his base salary. The total target cash payment under the 2023 Cash Plan for Mr. Weber is equal to 30% of his base salary and the potential payout, if any, ranges from a threshold of 3% to a maximum of 45% of his base salary.

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In connection with the entry into the Purchase Agreement, the Company has agreed to pay to all current employees, including executive officers, 50% of their target annual cash incentive payout in recognition of performance during the first half of the fiscal year ending December 31, 2023, subject to the closing of the Asset Sale. For employees who receive and accept offers of employment from Buyer, the Company has agreed to escrow a cash amount representing the remaining 50% of their target annual cash incentive payout, which amount will be released to Buyer and paid to the employee so long as they remain continuously employed with Buyer through December 31, 2023. Any remaining escrowed amounts not paid to former Company employees will be released to the Company. As a result of this arrangement, Kristine A. Glancy, our President and Chief Executive Officer, will be eligible to receive a payment of $78,650 as of the closing; Mr. May will be eligible to receive a payment of $65,000 as of the closing; and Zackery A. Weber, our Vice President of Finance, will be eligible to receive a payment of $24,000 as of the closing. Mr. May, who has accepted an offer of employment from the Buyer contingent upon the closing, will also be eligible to receive a second payment in the same amount if he remains continuously employed by Buyer through December 31, 2023. All amounts paid or escrowed pursuant to this arrangement will be counted against any other severance payment obligations between the Company and the subject employee.

Severance and Change in Control Arrangements with Named Executive Officers

The Company is party to Employment Agreements with Ms. Glancy, Mr. May and Mr. Weber and Change in Control Agreements with Ms. Glancy and Mr. May, each in substantially the same form.

Each Employment Agreement provides that the employee will receive an established annual base salary, subject to increase from time to time, target incentive compensation awards, and participation in customary benefit plans and programs. In addition, in the event of the employee’s involuntary termination without cause or voluntary termination with good reason, provided that the employee signs a release and agrees to post-termination restrictive covenants, she or he will be eligible to receive accrued and unpaid compensation as well as the following severance pay and benefits: (1) the annual incentive compensation they would have been entitled to receive for the year in which their termination occurs as if they had continued until the end of that fiscal year, determined based on the Company’s actual performance for that year relative to any applicable performance goals, prorated for the number of days in the fiscal year through the termination date and generally payable in a cash lump sum at the time such incentive awards are payable to other participants; (2) a percentage (100% for Ms. Glancy; 50% for Mr. May and Mr. Weber) of their annual base salary as in effect at the time of termination, payable in a single lump sum payment no later than 60 days following the termination date; and (3) welfare benefit continuation for four months for Ms. Glancy and for three months for Mr. May and Mr. Weber following termination. In the event of death, disability, involuntary termination for cause or voluntary termination without good reason, each will be entitled to accrued and unpaid compensation as provided in the Employment Agreement.

“Cause” is defined in each Employment Agreement as (a) the deliberate and continued failure to substantially perform the duties and responsibilities; (b) the criminal felony conviction of, or a plea of guilty or nolo contendere; (c) the material violation of Company policy; (d) the act of fraud or dishonesty resulting or intended to result in personal enrichment at the expense of the Company; (e) the gross misconduct in performance of duties that results in material economic harm to the Company; or (f) the material breach of the Employment Agreement by the employee.

Under their respective Change in Control Agreements (as amended), upon a qualifying termination, Ms. Glancy and Mr. May would be eligible to receive the following, provided that he or she signs a release and agrees to post-termination restrictive covenants, subject to offset by the amount of any severance previously paid under any employment agreement with the Company: (1) a lump sum severance payment equal to a percentage (200% for Ms. Glancy; 75% for Mr. May) of their annual base salary, (2) cash lump sum payment equal to the sum of (x) unpaid incentive compensation that has been allocated or awarded to them for a completed fiscal year preceding the date of the qualifying termination which is contingent only upon the continued employment to a subsequent date plus (y) a pro rata portion to the date of the qualifying termination of their target bonus for the year calculated through the date of the qualifying termination, (3) welfare benefit continuation for a specified period (12 months for Ms. Glancy; 6 months for Mr. May), (4) certain post-retirement health care or life insurance benefits if they would have become eligible for such benefits during the 24 months after the date of termination, (5) a lump sum payment equal to all earned but unused paid time off days, and (6) outplacement fees not to exceed $5,000.

Each of the Change in Control Agreements defines “qualifying termination” as a termination by the Company without cause or a termination by the employee with good reason, in each case either concurrent with or within 24 months following a change in control or a termination by the Company without cause within six months prior to a change in control if termination is in connection with or in anticipation of the change in control. “Change in Control” is defined as a sale of all or substantially all of the assets of the Company, a merger in which the shareholders of the Company own less than 50% of the surviving entity, the acquisition of 40% or more of the Company’s outstanding stock by a single person or a group, or the election of a majority of the Company’s directors who consist of persons who were not nominated by the Company’s prior Board. “Cause” is defined in the Change in Control Agreements as (i) the deliberate and continued failure to devote substantially all business time and best efforts to the performance of the his or her duties after demand for substantial performance is delivered to the employee by the Board which the demand specifically identifies the manner in which the employee has not substantially performed such duties; (ii) the deliberate engaging in gross misconduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; or (iii) conviction of, or plea of guilty or nolo contendere to, a felony or any criminal charge involving moral turpitude.

All of the Employment Agreements and Change in Control Agreements define “good reason” to include demotion, reduction in salary or benefits, and certain other events.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth summary information regarding the outstanding equity awards held by our Named Executive Officers at December 31, 2022.

Name		Option Awards
	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Kristine A. Glancy	8/10/2018	7,712	-	$13.65	8/10/2028

Adam A. May	8/10/2018	1,938	-	$13.65	8/10/2028

Zackery A. Weber	05/21/2014	1,463	-	$15.54	05/21/2024

Tax and Accounting Considerations

Section 409A of the Internal Revenue Code also affects the payments of certain types of deferred compensation to key employees and includes requirements relating to when payments under such arrangements can be made, acceleration of benefits, and timing of elections under such arrangements. Failure to satisfy these requirements will generally lead to an acceleration of the timing for including deferred compensation in an employee’s income, as well as certain penalties and interest.

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PAY VERSUS PERFORMANCE TABLE

The following table sets forth additional compensation information of our CEO and our other NEOs (averaged) along with total shareholder return, and net income (loss) performance results for our fiscal years ended December 31, 2021 and 2022:

	Summary Compensation Table (SCT) Total for PEO (a)	Compensation Actually Paid (CAP) to PEO (b)	Average Summary Compensation Table for Other NEOs (a)	Average CAP to Other NEOs (c)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return (d)	Net Income (Loss) (in thousands)
2022	$697,453	$625,205	$409,232	$391,079	$392.57	$10,046
2021	$318,950	$579,721	$220,131	$288,491	$132.84	$(3,534)

(a)	Kristine A. Glancy served as President and Chief Executive Officer of the Company and the other named executive officers were Adam D. May and Zackery A. Weber throughout the periods reported.

(b)	The following is a reconciliation of CAP to the principal executive officer to the total compensation amount disclose for the same principal executive officer in the SCT for 2021:

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	SCT Total for PEO	Equity Adjustment	CAP to PEO
	(a)	(b)	(a) + (b) = (c)
2022	$697,453	$(72,248)	$625,205
2021	$318,950	$260,771	$579,721

PEO Equity Adjustments for fiscal year ended December 31, 2022:

Equity Type	Fair Value of Equity Awards Granted in 2022 at 12/31/2022	Change in Value of Awards Granted in Prior Years Outstanding and Unvested at 12/31/2022	Awards Awarded Prior to 2022 and Vested in 2022 Change in Value from 12/31/2021 to the Vesting Date	Fair Value of Awards Forfeited in 2022 as measured FYE	Dividends Paid in 2022 on Unvested Awards	SCT Stock Awards	Equity Adjustment to CAP
	(a)	(b)	(c)	(d)	(e)	(f)	(a)+(b)+(c)-(d) +(e)-(f)=(g)
Restricted Stock	–	–	$(35,583)	–	–	–	$(35,583)
Stock Options	–	–	$(36,665)	–	–	–	$(36,665)

PEO Equity Adjustments for fiscal year ended December 31, 2021:

Equity Type	Fair Value of Equity Awards Granted in 2021 at 12/31/2021	Change in Value of Awards Granted in Prior Years Outstanding and Unvested at 12/31/2021	Awards Awarded Prior to 2021 and Vested in 2021 Change in Value from 12/31/2020 to the Vesting Date	Fair Value of Awards Forfeited in 2021 as measured FYE	Dividends Paid in 2021 on Unvested Awards	SCT Stock Awards	Equity Adjustment to CAP
	(a)	(b)	(c)	(d)	(e)	(f)	(a)+(b)+(c)-(d) +(e)-(f)=(g)
Restricted Stock	–	$44,221	$189,937	–	–	–	$234,158
Stock Options	–	$29,587	$(2,974)	–	–	–	$26,613

The PEO did not participate in any pension plan during either 2021 or 2022.

(c)	The following is a reconciliation of average CAP to the other named executive officers to the average total compensation amount disclosed for the same executive officers in the SCT for 2021:

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	Average SCT Total for Other NEOs	Equity Adjustment	Average CAP to Other NEOs
	(a)	(b)	(a) + (b) = (c)
2022	$409,232	$(18,153)	$391,079
2021	$220,131	$68,360	$288,491

Other NEO Equity Adjustments for fiscal year ended December 31, 2022:

Equity Type	Fair Value of Equity Awards Granted in 2022 at 12/31/2022	Change in Value of Awards Granted in Prior Years Outstanding and Unvested at 12/31/2022	Awards Awarded Prior to 2022 and Vested in 2022 Change in Value from 12/31/2021 to the Vesting Date	Fair Value of Awards Forfeited in 2022 as measured FYE	Dividends Paid in 2022 on Unvested Awards	SCT Stock Awards	Equity Adjustment to CAP
	(a)	(b)	(c)	(d)	(e)	(f)	(a)+(b)+(c)-(d) +(e)-(f)=(g)
Restricted Stock	–	–	$(8,941)	–	–	–	$(8,941)
Stock Options	–	–	$(9,212)	–	–	–	$(9,212)

Other NEO Equity Adjustments for fiscal year ended December 31, 2021:

Equity Type	Fair Value of Equity Awards Granted in 2021 at 12/31/2021	Change in Value of Awards Granted in Prior Years Outstanding and Unvested at 12/31/2021	Awards Awarded Prior to 2021 and Vested in 2021 Change in Value from 12/31/2020 to the Vesting Date	Fair Value of Awards Forfeited in 2021 as measured FYE	Dividends Paid in 2021 on Unvested Awards	SCT Stock Awards	Equity Adjustment to CAP
	(a)	(b)	(c)	(d)	(e)	(f)	(a)+(b)+(c)-(d) +(e)-(f)=(g)
Restricted Stock	–	$11,111	$50,562	–	–	–	$61,673
Stock Options	–	$7,434	$(747)	–	–	–	$6,687

For 2022, Mr. Weber did not have any outstanding unvested equity awards. Neither of the other NEOs participated in any pension plan during either 2021 or 2022.

(d)

Total shareholder return as calculated based on a fixed investment of one hundred dollars measured from the market close on December 31, 2020 (the last trading day of 2020) through and including the end of the fiscal year for each year reported in the table.

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PROPOSAL TWO –

NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

(“SAY ON PAY” PROPOSAL)

At the annual meeting held in 2022, shareholders voted to continue to cast advisory, non-binding votes on executive compensation on an annual basis. Accordingly, we are requesting this non-binding advisory vote on the executive compensation paid to our Named Executive Officers. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, the vote of the shareholders on this resolution is a “non-binding” advisory vote. The purpose of the vote is for the shareholders to give their opinion to the Board on the Company’s executive compensation.

Our executive compensation received substantial shareholder support and was approved, on an advisory basis, by approximately 98.1% of the votes cast “for” or “against” the corresponding proposal at the annual meeting of shareholders held in 2022. The non-employee directors, based on the recommendation of the GCN Committee, believe that this vote reflected our shareholders’ support of the compensation decisions made by the GCN Committee, for our named executive officers for 2022.

Compensation Philosophy and Compensation of our Named Executive Officers

Our discussion of the authority and processes of the GCN Committee in this proxy statement explains the responsibilities of the applicable committee of the Board. The narrative disclosure of our Executive Compensation, above provides information concerning the compensation philosophy, plans and policies under which we paid the Named Executive Officers for 2022. As set forth in the Summary Compensation Table above and the narrative disclosure of 2022 Executive Compensation that follows that table, our compensation policies and procedures are centered on a pay-for-performance philosophy and are strongly aligned with the long-term interests of our shareholders.

Given the pay-for-performance structure of our executive compensation program, the non-employee directors and the GCN Committee believe that the compensation of our Named Executive Officers is reasonable and appropriate and justified by the performance of the Company in a challenging environment.

Form of Resolution

The shareholders are being asked at the Annual Meeting to vote “FOR” or “AGAINST” the following resolution:

RESOLVED, that the holders of the Company’s common stock approve the compensation of the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the summary compensation table and other related tables and narrative disclosure.

Required Vote; Effect of Proposal

This proposal is an advisory, non-binding vote, and will be deemed approved if approved by a Majority Vote. The approval or disapproval of this proposal by shareholder vote will not require the Board or its GCN Committee to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address any shareholder disapproval remains with the Board and the applicable committee.

Notwithstanding the foregoing, the Board values the opinions of our shareholders as expressed through their votes and other communications. Although this proposal is non-binding, the Board and its GCN Committee will carefully consider the outcome of the advisory vote on executive compensation and shareholder opinions received from other communications when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.

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PROPOSAL THREE –

NON-BINDING ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTES

(“SAY ON FREQUENCY” PROPOSAL)

As required under the Dodd-Frank Act and SEC rules, shareholders have an opportunity at annual meetings of shareholders to cast a non-binding advisory vote on how frequently future executive compensation votes should be conducted by the Company. Shareholders may indicate whether they prefer a vote on executive compensation every one, two or three years, or abstain on the question. The Company is required to solicit shareholder votes on the frequency of future executive compensation votes at least once every six years, although we may seek shareholder input more frequently.

The Board recommends that the shareholders select a frequency of annual voting. The Board has determined that a vote each year is preferable because it would provide more consistent feedback on our compensation programs, policies and decisions.

Effect of Vote

The frequency selected by the shareholders for future executive compensation votes is not binding on the Board. However, the Board will give the frequency selected by the shareholders due consideration in setting future votes on executive compensation.

At the annual meeting held in 2017, shareholders expressed a preference for holding an advisory, non-binding vote on executive compensation on an annual basis. In light of that preference, the Board determined that it would include a nonbinding advisory vote to approve the compensation of our named executive officers in our Company’s proxy materials every year until the next required advisory vote on the frequency of shareholder votes to approve named executive officer compensation.

Form of Vote

The proxy card provides shareholders with the opportunity to choose among four options (conducting the executive compensation vote every one, two or three years, or abstaining from voting on this item). As a result, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Proxies will be voted for the option of annual frequency (every year) unless shareholders specify otherwise in their proxies. The voting option that receives the highest number of votes will be considered the preference of the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE OPTION OF “1 YEAR” FOR THE

FREQUENCY OF FUTURE VOTES ON EXECUTIVE COMPENSATION.

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PROPOSAL FOUR –

RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm for the year ending December 31, 2023. Although we are not required to do so, the Board is submitting the appointment of Baker Tilly for ratification in order to ascertain the views of our shareholders on this appointment. If the appointment is not ratified by the shareholders, the Audit Committee will reconsider its selection. Baker Tilly has been the Company’s auditor since July 2011. A representative of Baker Tilly is expected to be present at the Annual Meeting and will be given the opportunity to make a statement and will be available to respond to appropriate questions. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Required Vote; Effect of Proposal

The affirmative vote of the holders of a majority of the outstanding shares of our common stock of the entitled to vote on this item and present in person or by proxy at the Annual Meeting is required for approval of this proposal. Proxies solicited by the Board will be voted for approval of this proposal, unless otherwise specified. If shareholder approval is not obtained, then the Audit Committee would reconsider its selection.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” RATIFICATION OF THE APPOINTMENT OF BAKER TILLY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023.

Fees Paid to Independent Registered Public Accounting Firm

The following table shows the fees for services rendered by Baker Tilly for the years ended December 31, 2022 and 2021.

	2022	2021
Audit Fees(1)	$168,000	$195,000
Total	$168,000	$195,000

(1)	Audit Fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of quarterly financial statements.

Audit Committee Pre-Approval Policy

The Company’s Audit Committee Charter states that before the principal accountant is engaged by the Company to render audit or non-audit services in any year, the engagement will be approved by the Company’s Audit Committee. All of the fees paid in 2022 and 2021 were pre-approved by the Company’s Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee provides independent and objective oversight of our financial reporting. Management has primary responsibility for our financial statements and reporting process, including our systems of internal controls. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our financial statements with accounting principles generally accepted in the United States.

In performing its functions, the Audit Committee:

•

Met with the Company’s independent registered public accounting firm, with and without management present, to discuss the overall scope and plans for their audit, the results of their audit and their evaluation of the Company’s internal controls;

•	Reviewed and discussed with management and with the Company’s independent registered public accounting firm the audited financial statements included in our Annual Report;

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•	Discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Oversight Board and the SEC; and

•

Received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the audit committee concerning independence and discussed with representatives of such firm its independence from management and the Company.

Based on the foregoing and the Audit Committee’s review of the representations of management and the report of such firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

Audit Committee Members:

Jacob J. Berning	Chad B. Johnson	Loren A. Unterseher, Chair

The preceding Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

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THE ASSET SALE

The discussion in this proxy statement of the Asset Sale and the principal terms of the Purchase Agreement are subject to, and are qualified in their entirety by reference to, the Purchase Agreement, a copy of which is attached to this proxy statement as Appendix A and incorporated into this proxy statement by reference.

General Description of the Asset Sale

Upon completion of the Asset Sale, we will have exited our business of providing in-store advertising solutions to brands, retailers, shopper marketing agencies and brokerages and expect to focus our attention on our Non-Bank Lending Business. Assuming the Asset Sale is completed, we will be required to change our name and the ticker symbol associated with the listing of our common stock. Regardless of the outcome of the proposals or the completion of the Asset Sale, we intend to change our Company’s name to “[Name of Company]” and to adopt the symbol “[Ticker Symbol]” promptly after the annual meeting is completed.

Background of the Proposed Asset Sale

The following chronology summarizes certain key events and contacts that led to the signing of the Purchase Agreement. It does not purport to catalogue every conversation among the Company’s Board, members of the Company’s management, or other representatives of the Company and other parties.

During the past several years, as part of its oversight function, the Board and management regularly reviewed and assessed, among other things, the Company’s long-term business plan and opportunities, competitive and supply environments, and short-and long-term performance, with the primary goal of enhancing shareholder value.

On March 18, 2019, Park Printing and the Company entered into a Confidentiality and Non-Disclosure Agreement relating to discussions, initially focused on the marketing of each other’s products.

On June 6, 2019, the Company engaged CCS Transactions, LLC, an affiliate of Chartwell Advisory (“Chartwell Transactions”), on a non-exclusive basis to provide financial advisory and investment banking services with respect to the review of strategic alternatives and the potential sale or recapitalization of the Company.

Beginning in June 2019, Chartwell Transactions contacted at least 40 potential strategic bidders and at least 42 financial bidders to determine their interest in a potential acquisition of the Company or its business. Of the more than 80 total potential bidders contacted by the financial adviser, six executed confidentiality agreements with the Company.

Between June 2019 and June 2020, the Company’s management and members of the Board participated in preliminary discussions with at least five potential parties to a transaction with the Company, all of whom represented financial bidders, involving a variety of potential transaction structures.

On July 1, 2021, based on the existing business relationship between Park Printing as a vendor to the Company, the Company’s Chief Executive Officer contacted the Chief Executive Officer of Park Printing to evaluate mutual interest in enhancing the relationship, including but not limited to a potential acquisition of the Company’s in-store marketing business.

On July 13, 2021, members of the Company’s management met with members of Park Printing’s management to showcase the Company’s approach to its market with leverage through production vendors, like Park Printing, and its value proposition to in-store marketing clients. On the same date, Park Printing and the Company entered into a replacement Confidentiality and Non-Disclosure Agreement relating to a potential transaction among the parties. Promptly thereafter, the Company provided Park Printing with access to due diligence materials, including information regarding the financial performance of the Company.

In August 2021, management teams from the Company and Park Printing participated in a meeting regarding the Company’s historical and prospective growth, personnel, contracts, logistics, legacy programs, and financial condition.

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On September 2, 2021, Park Printing provided a summary of proposed terms for a transaction, pursuant to which the Company would receive $750,000 cash for all assets related to the Display, On-Pack and Non-POPs signage business of the Company, including all equipment, resources and customers related to its display-related business and related intellectual property, subject to certain conditions, including completion of due diligence and a $100,000 “breakup fee” due to Park Printing if the Company terminated the transaction subject to execution of a definitive agreement.

On September 30, 2021, the Board held a meeting, which Mr. May, Mr. Weber, Steven Zenz, an independent consultant to the Company, and representatives of Faegre Drinker attended. The Board reviewed the terms proposed by Park Printing and the potential effects of the same on the Company’s short- and long-term financial condition. The Board determined that the proposed consideration was insufficient to continue negotiations.

On October 1, 2021, Company management informed Park Printing of the Board’s determination that Park Printing’s proposal was insufficient for the Company to proceed with negotiations.

At a meeting held on November 2, 2021, with Mr. Weber and representatives of Faegre Drinker present, the Board met with representatives of a second financial adviser regarding their firm's experience and capabilities with respect to potential strategic pathways through which the Company could maximize value for its shareholders.

During November 2021, Company management and members of the Board participated in separate negotiations with Chartwell and the second financial adviser regarding the terms of their respective engagements and potential roles in a process to explore strategic options.

On November 30, 2021, the Board evaluated the recent performance of the Legacy Business and the Company's prospects and directed the Company's management to commence a formal process to explore strategic options to maximize shareholder value, including but not limited to, an acquisition, merger, business combination, and in-licensing. At the same meeting, the Board approved the engagement of the second financial adviser.

On December 5, 2021, the Company engaged the second financial adviser on a non-exclusive basis to act as a financial advisor in connection with one or more strategic transactions.

On December 6, 2021, the Company publicly announced the commencement of the process.

Between December 2021 and February 2023, the second financial adviser, the Company’s management, and members of the Board participated in preliminary discussions with at least 10 potential parties to one or more transactions with the Company, pursuant to a variety of potential transaction structures, and all of which contemplated the near-term disposition of the Legacy Business.

Beginning in March 2022, the Company’s management reached out to seven existing vendors, including Park Printing, regarding potential interest in a potential transaction with the Company, all of whom were subject to nondisclosure agreements. Of those vendors, five expressed interest in proceeding with discussions.

On March 31, 2022, Park Printing and the Company entered into a new Confidentiality and Non-Disclosure Agreement.

On May 20, 2022, the Company provided Park Printing with access to updated due diligence materials, including information regarding the financial performance regarding the Legacy Business.

Between May and June 2022, the Company received proposed terms for a sale of the Legacy Business from three of the five vendors that received outreach, Park Printing, “Party B,” and “Party C.”

On June 15, 2022, Party C provided a summary of proposed terms for a transaction, pursuant to which the Company would receive approximately $1.46 million cash for all the assets, other than cash, of the Display and On-Pack businesses of the Company, subject to an adjustment to reflect the change in net book value of the assets after April 30, 2022 and a $200,000 one-year holdback.

On June 24, 2022, Park Printing provided a revised summary of proposed terms for a transaction, pursuant to which the Company would receive $1.76 million cash for the same assets as identified in the initial proposed terms, subject to certain conditions, including completion of due diligence and a $100,000 “breakup fee” due to Park Printing if the Company terminated the transaction subject to execution of a definitive agreement.

On June 30, 2022, the Company’s Chief Executive Officer informed Party C that its offer was substantially lower than other bidders and encouraged them to submit a revised offer.

On July 1, 2022, the Company settled significant litigation for net proceeds of $12 million, which substantially changed the Company’s financial condition.

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On July 5, 2022, Party C informed the Company’s Chief Executive Officer that it had decided to withdraw from the process.

On July 12, 2022, Party B provided a summary of proposed terms for a transaction, pursuant to which the Company would receive approximately $3.0 million cash for the inventory, manufacturing equipment, software and licenses, intellectual property, and customers of the Display and On-Pack businesses of the Company, subject to adjustment depending on further due diligence.

On July 25, 2022, the Company’s Chief Executive Officer reached out to Park Printing to encourage them to submit a revised offer.

On July 26, 2022, the Company’s Chief Executive Officer reached out to Party B to encourage them to improve their offer.

On August 4, 2022, the Board held a meeting, which Mr. Weber and representatives of Faegre Drinker attended. The Board reviewed the terms proposed by Park Printing and Party B and the potential effects of the same on the Company’s short- and long-term financial condition and prospects for pursuing other strategic alternatives. The Board authorized and directed the Company’s management to continue to negotiate with both parties.

On August 9, 2022, Park Printing provided a revised summary of proposed terms for a transaction, pursuant to which the Company would receive $3.5 million cash on substantially similar terms as its prior proposal.

On September 15, 2022, the Board held a meeting with representatives of Faegre Drinker in attendance. The Company’s Chief Executive Officer reported on the status of negotiations with the remaining interested parties. Faegre Drinker reviewed the material terms of the latest proposed non-binding term sheet and a draft letter agreement regarding exclusive negotiations with Park Printing with respect to the purchase of assets relating to the Legacy Business but permitting negotiations regarding other transactions that contemplate the sale of the Legacy Business to Park Printing. The Board authorized and directed management to execute and deliver the term sheet and to enter into the above-described exclusive negotiations with Park Printing.

On September 30, 2022, Park Printing and Insignia entered into a letter agreement providing for the above-described exclusive negotiations among the parties through 6:00 PM central time on December 31, 2022, subject to earlier termination upon Park Printing’s notice that it had abandoned consideration of the proposed transaction or Park Printing’s proposal to reduce the consideration.

On November 3, 2022, Park Printing delivered to the Company an executed letter from a financial institution indicating intent to finance the Asset Sale.

On December 16, 2022, the Board held a regularly scheduled meeting, which Mr. May, Mr. Weber, and Mr. Zenz, and representatives of Faegre Drinker attended, and during which a draft of the Purchase Agreement was reviewed along with financial projections for alternative scenarios, including a potential winddown of the Legacy Business or dissolution of the Company.

On December 28, 2022, Faegre Drinker delivered an initial draft of the Purchase Agreement to Cozen O'Connor, legal counsel to Park Printing and the Buyer ("Cozen").

From January to May 24, 2023, Cozen and Faegre Drinker negotiated the terms and conditions of the Purchase Agreement, the support agreements, the escrow agreement, and other legal documentation in connection with the Asset Sale.

On January 26, 2023, Cozen delivered to Faegre Drinker a revised draft of the Purchase Agreement, including, among other changes: (i) a revised purchase price of $2.75 million cash, subject to a working capital adjustment and an indeterminate one-year holdback amount; (ii) a closing condition that certain employees must have accepted an offer of employment from Park Printing, (iii) a mutual termination fee of $175,000; (iv) a debt financing condition to Buyer’s obligation to close; and (v) a change in party to to-be-identified affiliate of Park Printing.

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 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

On January 27, 2023, the Board held a regularly scheduled meeting, which Mr. Weber, Mr. Zenz and representatives of Faegre Drinker attended, during which the Board reviewed a summary of revisions to the Purchase Agreement appearing in the latest draft.

On February 21, 2023, Faegre Drinker delivered to Cozen a revised draft of the Purchase Agreement, including, among other changes: (i) restoration of the purchase price to $3.5 million cash; (ii) elimination of the holdback in favor of a potential escrow arrangement; (iii) elimination of a working capital adjustment in favor of an adjustment focused on unexecuted programs; (iv) elimination of the financing closing contingency; and (v) a guaranty from Park Printing.

On March 3, 2023, the Board held a regularly scheduled meeting, which Mr. Weber, Mr. Zenz and representatives of Faegre Drinker attended, during which Faegre Drinker reported on the status of negotiations with Park Printing, including a summary of revisions appearing in the latest draft of the Purchase Agreement.

On March 29, 2023, Cozen delivered to Faegre Drinker a revised draft of the Purchase Agreement, including, among other changes, a $200,000 twelve-month escrow.

On March 31, 2023, the Board held a regularly scheduled meeting, which representatives of Faegre Drinker attended, during which Faegre Drinker reported on the status of negotiations with Park Printing, including a summary of revisions appearing in the latest draft of the Purchase Agreement.

From April through May 24, 2023, Faegre Drinker and Cozen further negotiated the terms and conditions of the Purchase Agreement and coordinated with their respective clients to prepare exhibits, schedules and disclosure letters relating to the same.

During the evening of May 24, 2023, the Board held a meeting, which Mr. Weber, Mr. Zenz and representatives of Chartwell Advisory and Faegre Drinker attended. Prior to the meeting, the members of the Board were provided with materials relating to the proposed transaction, including, among other things, a summary prepared by Faegre Drinker of the material terms of the Purchase Agreement and certain financial analyses of the consideration prepared by Chartwell Advisory. At the meeting:

•	Representatives of Faegre Drinker reviewed with the directors their fiduciary duties under Minnesota law in connection with their consideration of the Asset Sale and the Purchase Agreement.

•	Representatives of Faegre Drinker presented a summary of the material terms of the Purchase Agreement and the Asset Sale.

•

Chartwell Advisory reviewed with the Board Chartwell Transactions’ financial analysis of the consideration, and rendered an oral opinion, confirmed by delivery of a written opinion dated May 24, 2023, to the Board to the effect that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion and other factors it considers relevant, the Purchase Price to be received in the Asset Sale was fair, from a financial point of view, to the Company.

Following consideration and discussion of the proposed Purchase Agreement and the transactions contemplated thereby, the Board unanimously: (1) approved the Asset Sale, the Purchase Agreement, and the other transactions and agreements contemplated thereby, (2) declared the Asset Sale, the Purchase Agreement, and the other transactions and agreements contemplated thereby to be fair, advisable, and in the best interests of the Company and its shareholders; (3) directed that the approval of the Purchase Agreement be submitted to a vote at a meeting of the Company’s shareholders; and (4) recommended that the Company’s shareholders approve the same.

The parties executed the Purchase Agreement later in the evening on May 24, 2023. Early in the morning of May 25, 2023, Park Printing and the Company issued a joint press release announcing the parties’ execution of the Purchase Agreement.

Reasons for the Asset Sale

Our Board unanimously: (i) determined that the Asset Sale is fair, advisable and in the best interests of us and our shareholders based on an outside third-party financial advisor fairness opinion, (ii) approved the Asset Purchase Agreement and the Asset Sale, and (iii) recommended that our shareholders vote in favor of the approval of the Asset Sale and the Asset Purchase Agreement.

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 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

While reaching that determination and recommendation, our Board considered several potentially supportive factors in its deliberations including:

•	The fact that the Legacy Business has suffered losses since 2018 and is expected to continue to experience losses for the foreseeable future despite the growth we have experienced from newer products and services;

•	The fact that in order for the Legacy Business to continue to grow, we would need to start making additional investments to not only support the current growth but future growth as well, further delaying potential for future profitability, if ever;

•	The fact that the consideration to be paid in the Asset Sale is all-cash and we will retain our existing cash, cash equivalents and marketable securities in order to reinvest in our Non-Bank Lending Business and continue our pursuit of strategic alternatives, which we believe provides significantly greater value to our shareholders than any other alternative available;

•	Management’s belief that because of the extent of negotiations with the Buyer, we obtained the highest consideration that the Buyer was willing to pay or that we were likely to obtain from any other potential buyers;

•	The private process conducted by Chartwell Transactions and the public process conducted by the second financial adviser in seeking potential mergers, acquisitions and strategic partners, including early discussions and meetings with other potential reverse merger candidates, and the fact that aside from the Buyer’s proposal to acquire our in-store marketing business, this offer provided the best return for shareholders;

•	the Asset Sale is subject to the approval of our shareholders;

•	the provisions in the Purchase Agreement allowing our Board to terminate the Purchase Agreement to accept a superior proposal subject to certain conditions contained in the Purchase Agreement and the payment to Buyer of a breakup fee of $175,000; and

•	the conclusion of our Board that such termination fees and transaction expenses were reasonable considering the benefits of the Asset Sale and were at customary levels for termination fees and transaction expenses for comparable sized transactions.

During its deliberations, our Board also considered a variety of risks and other countervailing factors, including:

•	the risks and costs to us if the Asset Sale is not consummated, including the diversion of management and employee attention, and employee attrition;

•

the restrictions on our ability to solicit or engage in discussions or negotiations with a third party regarding specified transactions and the requirement that we pay the Buyer a breakup fee of $175,000, if the Purchase Agreement is terminated under certain circumstances; and

•	the fact that our shareholders will not participate in potential future growth and earnings, if any, as a result of potential improved margin profiles or exponential growth in revenue.

The foregoing discussion of the factors considered by our Board is not intended to be exhaustive; but does set forth all of the material factors considered by our Board. Our Board reached the unanimous conclusion to approve and adopt the Purchase Agreement in light of the various factors described above and other factors that each member of our Board felt were appropriate.

After evaluating these factors and consulting with its legal counsel and its financial advisors, our Board determined that the Purchase Agreement was fair to and in the best interests of, our shareholders. Accordingly, our Board unanimously adopted and approved the Purchase Agreement. Our Board unanimously recommends that you vote “FOR” the adoption of the Purchase Agreement.

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 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Financial Forecasts

During the course of discussions between Park Printing and the Company, we provided to Park Printing selected, nonpublic financial forecasts prepared by our management. The forecasted amounts set forth below are included in this proxy statement only because this information was provided to the Buyer and to the Board and the Chartwell entities for use and reliance in connection with financial analyses, including the opinion of Chartwell Financial Advisory, Inc. described in the section below titled “Opinion of Chartwell Financial Advisory, Inc.“

We advised the Buyer that our internal financial forecasts were subjective in many respects. The forecasts reflect numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, all of which are difficult to predict and beyond our control. The forecasts also reflect numerous estimates and assumptions related to our businesses (including with respect to the growth and viability of our in-store marketing business) that are inherently subject to significant competitive, economic, and political uncertainties, all of which are difficult to predict and many of which are beyond our control. The assumptions made in preparing the forecasts may not prove to be appropriate, and actual results may be materially greater or less than those set forth below. See “SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS“ beginning on page 6.

Our management has prepared from time to time in the past, and will continue to prepare in the future, internal financial forecasts that reflect various estimates and assumptions that change from time to time. Accordingly, the forecasts used in conjunction with the proposed transactions may differ from these other forecasts.

	2023E	2024E
Service revenues	25,843,000	27,349,000
Gross profit	4,542,000	4,766,000
Operating income (loss)	(1,066,000)	(916,000)

THE INCLUSION OF THE FOREGOING FORECASTS IN THIS PROXY STATEMENT SHOULD NOT BE REGARDED AS AN INDICATION THAT OUR COMPANY OR ANY OF OUR OFFICERS, DIRECTORS, AFFILIATES, ADVISORS, OR OTHER REPRESENTATIVES CONSIDER THE FORECASTS TO BE NECESSARILY PREDICTIVE OF ACTUAL FUTURE EVENTS OR ACHIEVABLE. IN LIGHT OF THE UNCERTAINTIES INHERENT IN FORWARD-LOOKING INFORMATION OF ANY KIND, WE CAUTION YOU AGAINST PLACING UNDUE RELIANCE ON THIS INFORMATION. NEITHER OUR COMPANY NOR ANY OF OUR OFFICERS OR DIRECTORS INTEND TO UPDATE OR REVISE THE FORECASTS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE THEY WERE PREPARED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EXCEPT TO THE EXTENT REQUIRED BY LAW. THE FORECASTS SET FORTH BELOW WERE NOT PREPARED WITH A VIEW TO PUBLIC DISCLOSURE OR COMPLIANCE WITH PUBLISHED GUIDELINES OF THE SEC, ANY STATE SECURITIES COMMISSION OR THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING PREPARATION AND PRESENTATION OF PROSPECTIVE FINANCIAL INFORMATION.

Opinion of Chartwell Financial Advisory, Inc.

Pursuant to an amended engagement letter, dated December 3, 2021, the Company retained CCS Transactions, LLC (“Chartwell Transactions”), an affiliate of Chartwell Financial Advisory, Inc. (“Chartwell Advisory”), as its financial advisor in connection with a possible transaction with the Buyer, including the Asset Sale.

On May 24, 2023, Chartwell Advisory rendered its opinion to the Board that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion and other factors it considers relevant, the Purchase Price to be received in the Asset Sale was fair, from a financial point of view, to the Company.

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 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Chartwell Advisory’s opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the Asset Sale, and only addressed whether, as of the date thereof, the Purchase Price to be received in the Asset Sale was fair, from a financial point of view, to the Company and did not address any other aspect or implication of the Asset Sale or any other agreement, arrangement or understanding. The full text of the written opinion of Chartwell Advisory dated May 24, 2023, is attached as Appendix B to this proxy statement and is incorporated herein by reference. The summary of Chartwell Advisory’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion. The full text of Chartwell Advisory’s written opinion describes certain procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Chartwell Advisory in connection with the preparation of its opinion. Neither Chartwell Advisory’s written opinion nor the summary of its opinion and the related analyses are intended to be, and do not constitute, advice or a recommendation to the Board, Company shareholders, any security holder of the Company, or any other person as to how to act or vote with respect to any matter relating to the transaction.

In connection with Chartwell Advisory’s opinion, the Company’s management directed Chartwell Advisory to assume for the purposes of Chartwell Advisory’s analysis, and Chartwell Advisory did assume, that:

(i)	the closing of the Asset Sale will occur on June 30, 2023;

(ii)	at the closing, there will be 1,803,795 shares of Company common stock outstanding;

(iii)	immediately prior to the closing, the Company will have $14,745,000 of cash and working capital;

(iv)	that the Closing Date Payment (as defined in the Purchase Agreement) will equal $638,000; and

(v)	at the closing, $200,000 will be funded into escrow.

The value per-share implied by the foregoing assumptions is $8.53. The Company has a sales tax accrual for sales tax exposure from its past product offerings. Depending on the outcome of the exposure in the relevant jurisdictions, the accrual may be reduced over time. When adjusted for an estimate of the value of an accrued sales tax asset (as provided by the Company’s management) and an assumption that $200,000 from the escrow fund will be returned to the Company, the implied value per-share, increases to $8.87. We refer to the $8.53-$8.87 implied per-share range as the “per-share value range”.

In connection with Chartwell Advisory’s opinion, Chartwell Advisory made such reviews, analyses and inquiries as Chartwell Advisory deemed necessary and appropriate under the circumstances. Among other things, Chartwell Advisory has:

1.	reviewed the draft dated May 23, 2023 of the Purchase Agreement between the Company and the Buyer;

2.

reviewed certain information relating to the historical and current operations and financial condition of the Company’s business made available to Chartwell Advisory by the Company, including estimates of the net proceeds to the Company;

3.	spoken with certain members of the Company’s management and certain of its representatives and advisors regarding the operations, financial condition and prospects of the Company’s business;

4.	reviewed the current and historical market prices and trading volume for certain of the Company’s publicly traded securities;

5.

reviewed a written confirmation addressed to Chartwell Advisory from senior Company management which contains, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Chartwell by or on behalf of the Company; and

6.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as Chartwell Advisory deemed appropriate.

Chartwell Advisory relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to Chartwell Advisory, discussed with or reviewed by Chartwell Advisory, or publicly available, and does not assume any responsibility with respect to such data, material and other information. Chartwell Advisory relied upon and assumed, without independent verification, that there has been no change in the businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company’s business or the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Chartwell Advisory that would be material to Chartwell Advisory’s analyses or its opinion, and that there is no information or any facts that would make any of the information reviewed by Chartwell Advisory incomplete or misleading. Chartwell Advisory also relied upon, without independent verification, the assessments of the Company’s management as to the liquidity outlook of the Company. Chartwell Advisory assumed, with the consent of the Board, that there will be no developments with respect to any such matters that would be meaningful in any respect to Chartwell Advisory’s analyses or this opinion.

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 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

The projections furnished to Chartwell Advisory were prepared by the Company’s management as discussed more fully in the section of this proxy statement titled “THE ASSET SALE – Financial Forecasts” beginning on page 35. The Company does not publicly disclose internal management projections of the type provided to Chartwell Advisory in connection with Chartwell Advisory’s analysis of the Asset Sale, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of the Company’s management, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projections. For more information regarding the use of projections and other forward-looking statements, please refer to the sections of this proxy statement titled “SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS” beginning on page 6 and “THE ASSET SALE – Financial Forecasts” beginning on page 35.

Chartwell Advisory relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Purchase Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each party to the Purchase Agreement and other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Asset Sale will be satisfied without waiver thereof, and (d) the Asset Sale will be consummated in a timely manner in accordance with the terms described in the Purchase Agreement and other related documents and instruments, without any amendments or modifications thereto. Chartwell Advisory relied upon and assumed, without independent verification, that (i) the Asset Sale will be consummated in a manner that complies in all respects with all applicable foreign, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Asset Sale will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Asset Sale, or the Company’s business or the Company that would be material to Chartwell Advisory’s analyses or its opinion. In addition, Chartwell Advisory relied upon and assumed, without independent verification, that the final form of the Purchase Agreement will not differ in any respect from the draft of the Purchase Agreement identified above.

Furthermore, in connection with its opinion, Chartwell Advisory was not requested to make, and has not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company’s business or the Company or any other party. Chartwell Advisory undertook no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company’s business, the Company or the Buyer is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company’s business, the Company or the Buyer is or may be a party or is or may be subject.

Chartwell Advisory was not requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Asset Sale, the securities, assets, business or operations of the Company’s business, the Company or any other party, or any alternatives to the Asset Sale, or (b) negotiate the terms of the Asset Sale. Chartwell Advisory’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Chartwell Advisory as of, the date of the opinion. Chartwell Advisory did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to Chartwell Advisory’s attention after the date of the opinion.

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 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Chartwell Advisory was not requested to opine as to, and the opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Board, the Company, its security holders or any other party to proceed with or effect the Asset Sale, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Asset Sale or otherwise, (iii) the fairness of any portion or aspect of the Asset Sale to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except if and only to the extent expressly set forth in the last sentence of Chartwell Advisory’s opinion, (iv) the relative merits of the Asset Sale as compared to any alternative business strategies or transactions that might be available for the Company or any other party, (v) the fairness of any portion or aspect of the Asset Sale to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not the Company, the Buyer, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Asset Sale, (vii) the solvency, creditworthiness or fair value of the Company or any of its subsidiaries, the Buyer or any other participant in the Asset Sale, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (viii) the impact of the Asset Sale on the solvency or viability of the Company or any of its subsidiaries or the ability of the Company or any of its subsidiaries to pay the respective obligations when they come due, or (ix) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Asset Sale, any class of such persons or any other party, relative to the Purchase Price or any component thereof or otherwise. Furthermore, no opinion, counsel or interpretation was intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. Chartwell Advisory assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, Chartwell Advisory relied, with the consent of the Board, on the assessments by the Board, the Company and their respective advisors, as to all legal, regulatory, accounting, insurance, tax and other similar matters with respect to the Company’s business, the Asset Sale or otherwise.

In performing its analyses, Chartwell Advisory considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. The estimates prepared by the Company’s management and the implied reference range values indicated by Chartwell Advisory’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or otherwise do not purport to be appraisals or to reflect the prices at which assets or businesses actually may be sold, which may depend on a variety of factors, many of which are beyond the control of the Company. Much of the information used in, and accordingly the results of, Chartwell Advisory’s analyses are inherently subject to substantial uncertainty.

The type and amount of consideration payable in the Asset Sale, including the Purchase Price, were determined through arms’ length negotiations between the Company and Buyer, and the decision to enter into the Purchase Agreement was solely that of the Board. Chartwell Advisory’s opinion and analyses were only one of the many factors considered by the Board in evaluating the Transactions. Neither Chartwell Advisory’s opinion nor its analyses were determinative of the views of the Board or the Company’s management with respect to the Asset Sale or the evaluation thereof, including of the Purchase Price.

Neither Chartwell Advisory’s opinion nor any other advice or services rendered by it in connection with the Asset Sale or otherwise, should be construed as creating, and Chartwell Advisory should not be deemed to have, any fiduciary duty to, or agency relationships with, the Board, the Company, the Buyer, any security holder or creditor of the Company or the Buyer or any other person, regardless of any prior or ongoing advice or relationships.

Summary of Analyses Performed by Chartwell Financial Advisory

In accordance with customary investment banking practice, in rendering its opinion to the Board, Chartwell Advisory performed a variety of generally accepted valuation methodologies and analyses, including those described below. The summary of Chartwell Advisory’s valuation methodologies and analyses is not, and does not purport to be, a complete description of the methodologies and analyses underlying Chartwell Advisory’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Chartwell Advisory’s opinion nor its underlying analyses are readily susceptible to summary description. Chartwell arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis or factor. While the results of each analysis were taken into account in reaching Chartwell Advisory’s opinion, Chartwell Advisory did not make separate or quantifiable judgments regarding individual analyses. Accordingly, Chartwell believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying Chartwell Advisory’s analyses and opinion.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

The following is a summary of the material analyses performed by Chartwell Advisory in connection with the preparation of its opinion and reviewed with the Board on May 24, 2023 and does not purport to be a complete description of the analyses or data presented by Chartwell Advisory. The analyses summarized below include information presented in tabular format. Considering the data set forth in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Chartwell Advisory’s analyses.

Among other things, Chartwell Advisory based its analyses on publicly available data, including about the Company, and data and other information and forecasts provided by the Company’s management in connection with the Asset Sale. In arriving at its opinion, Chartwell Advisory used the asset approach as well as observed the historical market prices and trading activity of the Company’s shares of common stock, the Company’s market capitalization and, and the Company’s implied historical enterprise value.

Chartwell Advisory considered the use of other analyses and methodologies, notably the guideline public company method, merger and acquisition method, and a discounted cash flow method. The guideline public company method and merger and acquisition method determine a value indication based on identifying comparable public companies or transactions with similar business and operating characteristics to the Company and applying relevant multiples to financial measures. The discounted cash flow method incorporates the Company’s management’s projections and applies market-based rates to present value these future cash flows to determine a value. Specific to the Company, there has been declining revenue and negative EBITDA over its most recent history and the Company’s management’s projections continue to reflect negative EBITDA. Therefore, given the Company’s operations, financial position, and expected future performance, Chartwell Advisory was unable to identify comparable public companies or transactions or utilize a discounted cash flow method to determine relevant value indications for the Company.

Observed Historical Stock Prices, Market Capitalization, and Enterprise Values

Because the Company’s shares of common stock are publicly traded, Chartwell Advisory observed the historical share price, trading volume, and ownership, and the enterprise value ascribed to it by public markets. On May 18, 2023, the shares closed at a price of $7.70 per share. During the 52-week period ended May 18, 2023, the per-share closing price ranged from $5.48 to $11.82, and the Company’s implied enterprise value ranged from ($2.94) million to $18.50 million.

Furthermore, Chartwell Advisory noted that the Company is not actively followed by securities analysts. Ownership of the Company is concentrated. The Company’s executive officers, directors, and shareholders who are party to the Support Agreements held, in the aggregate, approximately 43.8% of the outstanding shares, as of May 18, 2023.

Chartwell Advisory observed that per-share value range was greater than (i) $7.70, the per-share closing price on May 18, 2023, and (ii) $7.92, the weighted average of the per-share closing price for 52-week period ended May 18, 2023.

The Company’s Historical Stock Prices (52 Week period ended May 18, 2023)
	5/18/2023	52 Week Period Low	52Week Period High	52 Week Period Weighted Average
Historical share prices	$7.70	$5.48	$11.82	$7.92

The Company’s Historical Market Capitalization (52 Week period ended May 18, 2023)
($ Millions)	5/18/2023	52 Week Period Low	52 Week Period High	52 Week Period Weighted Average
Historical Market Capitalization	$13.84	$10.13	$18.90	$14.21

The Company’s Historical Enterprise Values (52 Week period ended May 18, 2023)
($ Millions)	5/18/2023	52 Week Period Low	52 Week Period High	52 Week Period Weighted Average
Historical Enterprise Values	($0.59)	($2.94)	$18.50	$6.13

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Tangible Asset Analysis

Using a tangible asset analysis, Chartwell Advisory calculated an estimated indication of equity value by considering the value of each of the Company’s assets and liabilities. The difference between the asset and liability values is the resultant equity value. Chartwell Advisory believes this analysis is relevant given the Company’s asset value relative to current and projected earnings or cash flow, as well as discussions with the Company’s management. Chartwell Advisory is not a qualified appraiser of real estate, machinery and equipment, receivables, or other real property. The Company’s management provided an estimated balance sheet as of June 30, 2023, and Chartwell Advisory assumed all estimated book values maintain a market value equivalent.

Tangible Asset Method (Estimated June 30, 2023)
(dollars in thousands)	Estimated Market Value
Assets
Total Cash & ST Investments	$12,696
Total Receivables	6,382
Inventory	20
Prepaid Expenses	526
Restricted Cash	85
Total Current Assets	$19,709

Net Property, Plant, & Equipment	228

Total Assets	$19,936

Liabilities
Accounts Payable	$1,851
Accrued Expenses	2,285
Leases, Current	16
Unearned Revenue, Current	813
Total Current Liabilities	$4,964

Long-Term Liabilities	123
Other Non-Current Liabilities	56

Total Liabilities	$5,143

Equity
Total Equity	$14,793

Total Liabilities and Equity	$19,936

Valuation Summary
Indicated Equity Value	$14,793
Fully Diluted Shares Outstanding	1,803,795
Indicated Per-Share Value	$8.20

The tangible asset analysis results in an indicated per-share value of $8.20 compared to the per-share value range of $8.53 to $8.87.

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Miscellaneous

As a part of its investment banking business, Chartwell Advisory and its affiliates are regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, and for other purposes. Chartwell Advisory was selected to advise the Company with respect to the Asset Sale and deliver an opinion to the Board with respect to the Asset Sale on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters. Pursuant to its engagement by the Company, Chartwell Advisory is entitled to an aggregate fee of $300,000 for its financial advisory services. No portion of Chartwell Advisory’s fee was contingent upon the successful completion of the Asset Sale. The Company has also agreed to reimburse Chartwell for certain expenses incurred in connection with its services and to indemnify Chartwell Advisory, its affiliates and certain related parties against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of or related to Chartwell Advisory’s engagement.

During the two years preceding the date of Chartwell Advisory’s opinion, neither Chartwell Advisory nor its affiliates have had any other material financial advisory or other material commercial or investment banking relationships with the Buyer. During the two years preceding the date of Chartwell Advisory’s opinion, Chartwell Advisory and its affiliates have had commercial or investment banking relationships with the Company for which Chartwell Advisory and such affiliates have received customary compensation. During the two-year period preceding delivery of its opinion ending on May 24, 2023, the aggregate fees recognized by Chartwell Advisory from the Company were approximately $50,000. Chartwell Advisory and certain of its employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company’s business, the Company, the Buyer or any other party that may be involved in the Asset Sale and their respective affiliates or security holders or any currency or commodity that may be involved in the Asset Sale. Chartwell Advisory and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company’s business, the Company, the Buyer or other participants in the Asset Sale or certain of their respective affiliates or security holders in the future, for which Chartwell Advisory and its affiliates may receive compensation.

Unaudited Pro Forma Financial Information

The following unaudited pro forma condensed financial statements are based upon the historical financial statements of the Company, adjusted to give effect to the sale of the Company’s primary business, the Legacy Business, through the Asset Sale in accordance with the Purchase Agreement between the Company and the Buyer. These unaudited pro forma condensed financial statements are derived from, and should be read in conjunction with, the financial statements contained in the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2022 filed with the SEC on April 28, 2023 and the Quarterly Report on Form 10-Q for the interim period ended March 31, 2023, filed with the SEC on May 11, 2023.

The unaudited pro forma condensed balance sheet gives effect to the proposed sale of the Legacy Business as if it had occurred on March 31, 2023. The unaudited pro forma condensed statements of operations for the three months ended March 31, 2023 and the year ended December 31, 2022 give effect to the proposed Asset Sale as if it had occurred on January 1, 2022, the beginning of the most recent annual period presented. The unaudited pro forma condensed statement of operations for the year ended December 31, 2021, give effect to the elimination of the operations of the Legacy Business proposed to be sold. The proposed sale of the Legacy Business has not yet met the criteria to be presented as a discontinued operation since the sale is subject to shareholder approval. Therefore, the unaudited pro forma condensed financial statements do not present the Legacy Business as a discontinued operation.

The transaction accounting adjustments for the sale of the Legacy Business remove the assets, liabilities and results of operations of the Legacy Business. The adjustments also give effect to the cash proceeds from the sale of the Legacy Business, less related transaction costs, and to reflect severance and other separation benefits in connection with the termination from the Company of certain officers and employees. Certain of the most significant assumptions are set forth under the Notes to Unaudited Pro Forma Condensed Financial Statements.

We have included the following unaudited pro forma condensed financial information for illustrative and informational purposes only and is solely for the purpose of providing shareholders with information that may be useful for purposes of considering and evaluating the proposal to approve the sale of the Legacy Business. The unaudited pro forma condensed financial information is not intended to reflect what the Company’s financial position and results of operations would have been had the sale of the Legacy Business occurred on the dates indicated above; and is not necessarily indicative of the results of operations or financial position that may occur in the future. The pro forma condensed information does not reflect the realization of any expected cost savings, or any impact of the Non-Bank Lending Business, which the Company commenced in April 2023.

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INSIGNIA SYSTEMS, INC.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS

March 31, 2023

	Insignia Historical	Transaction Accounting	Notes	Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$10,595,000	$3,820,000	(a)	$13,502,000
		$(913,000)	(l)
Restricted cash	85,000	-		85,000
Accounts receivable, net	9,307,000	(1,912,000)	(b)	7,395,000
Inventories	24,000	(24,000)	(c)	-
Income tax receivable	26,000	-		26,000
Prepaid production costs	1,390,000	(1,390,000)	(c)	-
Other prepaid expense	309,000	(44,000)	(d)	265,000
Total Current Assets	21,736,000	(463,000)		21,273,000

Other Assets:
Property and equipment, net	64,000	(64,000)	(c)	-
Operating lease right-of-use assets	131,000	(131,000)	(c)	-

Total Assets	$21,931,000	$(658,000)		$21,273,000

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Accounts payable	2,214,000	(201,000)	(e)	2,013,000
Accrued liabilities	2,147,000	-		2,147,000
Income taxes payable	-	99,000	(m)	99,000
Current portion of operating lease liabilities	3,000	(3,000)	(f)	-
Deferred revenue	2,301,000	(2,301,000)	(g)	-
Total Current Liabilities	6,665,000	(2,406,000)		4,259,000

Long-Term Liabilities:
Accrued income taxes	54,000	-		54,000
Operating lease liabilities	133,000	(133,000)	(f)	-
Total Long-Term Liabilities	187,000	(133,000)		54,000

Commitments and Contingencies	-	-		-

Shareholders' Equity:
Common stock, par value $.01:
Authorized shares - 5,714,000
Issued and outstanding shares - 1,798,000 at March 31, 2023	18,000	-		18,000
Additional paid-in capital	16,488,000	-		16,488,000
Accumulated (deficit) equity	(1,427,000)	1,881,000	(h)	454,000
Total Shareholders' Equity	15,079,000	1,881,000		16,960,000

Total Liabilities and Shareholders' Equity	$21,931,000	$(658,000)		$21,273,000

See accompanying notes to unaudited pro forma condensed financial statements.

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INSIGNIA SYSTEMS, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

For the three months ended March 31, 2023

	Insignia Historical	Transaction Accounting	Notes	Pro Forma
Net services revenues	$12,831,000	$(12,831,000)	(i)	$-

Cost of services	9,911,000	(9,911,000)	(i)	-
Gross Profit	2,920,000	(2,920,000)		-

Operating Expenses:
Selling	364,000	(364,000)	(i)	-
Marketing	296,000	(296,000)	(i)	-
General and administrative	721,000	(49,000)	(j)	672,000
Total Operating Expenses	1,381,000	(709,000)		672,000
Operating Income (Loss)	1,539,000	(2,211,000)		(672,000)

Other Income
Other income	112,000	-		112,000
Total Other Income	112,000	-		112,000
Income (Loss) Before Taxes	1,651,000	(2,211,000)		(560,000)

Income tax expense	3,000	(3,000)	(n)	-
Net Income (Loss)	$1,648,000	$(2,208,000)		$(560,000)

Net income (loss) per share:
Basic	$0.92			$(0.31)
Diluted	$0.91			$(0.31)

Shares used in calculation of net income (loss) per share:
Basic	1,798,000			1,798,000
Diluted	1,802,000			1,798,000

See accompanying notes to unaudited pro forma condensed financial statements.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

INSIGNIA SYSTEMS, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

	Insignia Historical	Transaction Accounting	Notes	Pro Forma
Net services revenues	$18,800,000	$(18,800,000)	(i)	$-

Cost of services	15,499,000	(15,499,000)	(i)	-
Gross Profit	3,301,000	(3,301,000)		-

Operating Expenses:
Selling	1,325,000	(1,325,000)	(i)	-
Marketing	1,050,000	(1,050,000)	(i)	-
General and administrative	3,320,000	(444,000)	(j)	2,876,000
Gain on sale of business	-	(2,893,000)	(k)	(2,893,000)
Seperation benefits	-	913,000	(l)	913,000
Total Operating Expenses	5,695,000	(4,799,000)		896,000

Gain from litigation settlement, net	12,000,000	-		12,000,000

Operating Income	9,606,000	1,498,000		11,104,000

Other Income
Other income	222,000	-		222,000
Total Other Income	222,000	-		222,000
Income Before Taxes	9,828,000	1,498,000		11,326,000

Income tax (benefit) expense	(218,000)	317,000	(m)	99,000
Net Income	$10,046,000	$1,181,000		$11,227,000

Net income per share:
Basic	$5.61			$6.27
Diluted	$5.59			$6.25

Shares used in calculation of net income per share:
Basic	1,791,000			1,791,000
Diluted	1,796,000			1,796,000

See accompanying notes to unaudited pro forma condensed financial statements.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

INSIGNIA SYSTEMS, INC.

UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

For the year ended December 31, 2021

	Insignia Historical	Transaction Accounting	Notes	Pro Forma
Net services revenues	$19,503,000	$(19,503,000)	(i)	$-

Cost of services	16,273,000	(16,273,000)	(i)	-
Gross Profit	3,230,000	(3,230,000)		-

Operating Expenses:
Selling	1,931,000	(1,931,000)	(i)	-
Marketing	1,032,000	(1,032,000)	(i)	-
General and administrative	5,058,000	(579,000)	(j)	4,479,000
Total Operating Expenses	8,021,000	(3,542,000)		4,479,000
Operating Loss	(4,791,000)	312,000		(4,479,000)

Other Income (Expense)
Gain on forgiveness of debt and accrued interest	1,062,000	-		1,062,000
Benefit from Employee Retention Credit	273,000	-		273,000
Interest expense, net	(36,000)	-		(36,000)
Other income	1,299,000	-		1,299,000
Loss Before Taxes	(3,492,000)	312,000		(3,180,000)

Income tax expense (benefit)	42,000	(42,000)	(n)	-
Net Loss	$(3,534,000)	$354,000		$(3,180,000)

Net loss per share:
Basic	$(2.01)			$(1.81)
Diluted	$(2.01)			$(1.81)

Shares used in calculation of net loss per share:
Basic	1,760,000			1,760,000
Diluted	1,760,000			1,760,000

See accompanying notes to unaudited pro forma condensed financial statements.

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INSIGNIA SYSTEMS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

1. Planned Asset Sale of Primary Business

On May 24, 2023, Insignia Systems, Inc. (the “Company”) entered into an asset purchase agreement (the “Purchase Agreement”) with TIMIBO LLC. (the “Buyer”), a newly formed affiliate of Park Printing, Inc., providing for the sale of the primary business of the Company (the “Legacy Business”) through an asset sale in an all-cash transaction for a gross purchase price of $3,500,000, subject to a working capital adjustment related to unexecuted programs, as set forth in the Purchase Agreement (the “Asset Sale”). The primary business of the Company provides in-store advertising solutions to brands, retailers, shopper marketing agencies and brokerages.

2. Unaudited Pro Forma Adjustments and Assumptions

The following pro forma adjustments, related to the proposed Asset Sale, are included in the unaudited pro forma condensed balance sheet and/or the unaudited pro forma condensed statements of operations.

(a)	Represents proceeds under the terms of the Purchase Agreement of $3.5 million, net of transaction related expenses of $480,000. Transaction related expenses are summarized as follows:

Fees for fairness opinion and advisory	$300,000
Unpaid legal and accounting fees*	180,000
Total	$480,000

* Amounts are estimated and subject to change.

Also includes adjustment of $800,000 for cash to be transferred for unexecuted programs under the terms of the Purchase Agreement.

(b)	Represents transfer of certain accounts receivable related to unexecuted programs to the Buyer under the terms of the Purchase Agreement.

(c)	Represents transfer of all inventories, prepaid production costs, property and equipment, and operating right-of-use assets to the Buyer under the terms of the Purchase Agreement.

(d)	Represents transfer of certain prepaid expenses to the Buyer under the terms of the Purchase Agreement.

(e)	Represents assumption by the Buyer of certain accounts payable related to unexecuted programs under the terms of the Purchase Agreement.

(f)	Represents assumption by the Buyer of certain operating lease liabilities.

(g)	Represents assumption by the Buyer of the deferred revenue obligations.

(h)	The overall adjustment to accumulated deficit includes the net gain on the sale of the Legacy Business of $2.9 million, which is calculated as follows:

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Purchase Price	$3,500,000
Less estimated transaction-related expenses	(480,000)
Net proceeds	3,020,000
Assets sold under the Asset Purchase Agreement	(127,000)
Gain on Sale of assets	2,893,000

The adjustment to accumulated deficit also includes a non-recurring post-combination expense of $913,000 consisting of severance and other separation benefits in connection with the termination of certain officers and employees of the Company, as well as additional income tax expense of $99,000.

(i)	Represents the elimination of net services revenues, cost of services, and selling and marketing expenses related to the sale of the Legacy Business for the periods presented.

(j)	Represents the elimination of general and administrative expenses directly related to the Legacy Business sold for the periods presented.

(k)

Represents the gain on sale of the Legacy Business. No adjustment has been made to the sales proceeds to give effect to any potential post-closing adjustments under the terms of the Purchase Agreement.

(l)

The Company expects to record a one-time post-combination expense of $606,000 consisting of severance and other separation benefits in connection with the termination of certain officers and employees of the Company. These separation benefits resulted from change of control and employment agreements, as well as from severance policies, that require the Company to provide these benefits upon termination. In addition, reflects the incremental expense of $164,000 related to a payment by the Company required in the Purchase Agreement for a second half of the 2023 bonus, as well as the $143,000 impact of acceleration of retention awards.

There is an additional $773,000 of potential separation benefits that could be triggered in relation to the sale of the Legacy Business. This amount is not reflected in the unaudited pro forma condensed financial statements as there is not a plan for terminations that would trigger the benefits.

(m)

Represents estimated impact of transaction accounting adjustments, with utilization of the Company’s net operating loss carryforward limited to 80% of taxable income; and using an estimated combined federal and state rate of 25%.

(n)	Represents the elimination of income tax directly related to the business sold.

Workforce and Employee Benefits Matters

The Buyer has extended offers of employment to a substantial majority of our employees involved in the Legacy Business, including our Chief Growth Officer, Adam May, in each case conditioned upon the completion of the Asset Sale.

Interests of Certain Persons in the Asset Sale

Please refer to the disclosure set forth under the captions “EXECUTIVE COMPENSATION – Fiscal 2022 Executive Compensation,” “EXECUTIVE COMPENSATION – Actions Relating to Fiscal 2023 Executive Compensation,” and “EXECUTIVE COMPENSATION – Severance and Change in Control Arrangements with Named Executive Officers“ beginning on page 21 regarding the material terms of compensatory arrangements between our Company and our executive officers, including employment agreements, change in control agreements, potential payments upon termination of their employment, retention awards, and cash incentive programs, each of which may be impacted by completion of the Asset Sale and any subsequent termination of their employment.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Golden Parachute Compensation

The following table sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for our named executive officers that is based on or otherwise relates to the Asset Sale, assuming that the Asset Sale was consummated on June 30, 2023 (which is the date assumed solely for the purposes of this golden parachute disclosure), and that each named executive officer’s employment was terminated on the day that resulted in her or his receipt of the maximum amount of severance benefits under her or his employment or severance agreement as a result of a termination of employment within eighteen months following a change in control event.

The table below describes the estimated potential payments to each of our named executive officers under the terms of their respective employment agreements and other compensatory arrangements as they may have been amended from time to time. The amounts shown in the table do not include the value of payments or benefits that would have been earned, or any amounts associated with equity awards that have vested or would vest pursuant to their terms, on or prior to the assumed effective date of the Asset Sale the value of payments or benefits that are not based on or otherwise related to the Asset Sale.

For purposes of calculating the potential payments set forth in the table below, we have assumed that (a) the Asset Sale would become effective on June 30, 2023, (b) unless otherwise noted, that the date of termination of employment of each of the named executive officers would be June 30, 2023; and (c) no withholding taxes are applicable to any payments set forth in the table. The amounts shown in the table are estimates only, are based on assumptions and information available to date, and do not reflect any cutback that may be applied to the payments and benefits otherwise payable to the named executive officer to put her or him in a better after-tax position in the event of the imposition of any excise taxes under Sections 280G and 4999 of the Internal Revenue Code, as contemplated by their respective employment agreement with us and the applicable equity incentive plan. The actual amounts that may be paid upon an individual’s termination of employment, if any, can only be determined at the actual time of such termination.

Name and Principal Position	Cash ($)	Equity ($)	Perquisites/Benefits ($)	Other(a) ($)	Total ($)
Kristine A. Glancy President, Chief Executive Officer, and Secretary	707,204(b)	–	11,976(c)	–	719,180
Adam D. May Chief Growth Officer	226,421(d)	–	2,034(e)	130,000	358,455
Zackery A. Weber Vice President of Finance	103,803(f)	–	1,122(g)	48,000	152,925

___________________________

(a)	Represents potential payments under retention awards. Mr. Weber’s retention award requires, among other things, that he accept any offer of employment received by the Buyer.

(b)

Represents “double trigger” severance amounts payable pursuant to employment agreement and change in control agreement. Ms. Glancy is entitled to 12 months of base salary continuation and a pro-rated portion of her target cash incentive payout if her employment is terminated without “cause” or if she resigns for “good reason” (each as defined in the applicable agreements), each following a Change in Control.

(c)

Ms. Glancy is entitled to twelve months of continued benefits, including life, short-term disability, long-term disability, medical and dental coverage, if her termination is without cause or she resigns for good reason, each following a Change in Control. For purposes of this calculation we have estimated the monthly healthcare cost at $998 per month. Ms. Glancy’s continued health coverage is considered a “double trigger” benefit.

(d)

Represents “double trigger” severance amounts payable pursuant to employment agreement and change in control agreement. Mr. May is entitled to nine months of base salary continuation and a pro-rated portion of his target cash incentive payout if his employment is terminated without “cause” or if he resigns for “good reason” (each as defined in the applicable agreements), each following a Change in Control.

(e)

Mr. May is entitled to six months of continued benefits, including life, short-term disability, long-term disability, medical and dental coverage, if his termination is without cause or he resigns for good reason, each following a Change in Control. For purposes of this calculation we have estimated the monthly healthcare cost at $339 per month. Mr. May’s continued health coverage is considered a “double trigger” benefit.

(f)

Represents “double trigger” severance amounts payable pursuant to employment agreement. Mr. Weber is entitled to six months of base salary continuation and a pro-rated portion of his target cash incentive payout if his employment is terminated without “cause” or if he resigns for “good reason” (each as defined in the employment agreement), each following a Change in Control.

(g)

Mr. Weber is entitled to three months of continued benefits, including life, short-term disability, long-term disability, medical and dental coverage, if his termination is without cause or he resigns for good reason, each following a Change in Control. For purposes of this calculation we have estimated the monthly healthcare cost at $374 per month. Mr. Weber’s continued health coverage is considered a “double trigger” benefit.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Support Agreements

As described elsewhere in this proxy statement, our directors and executive officers have entered into support agreements with the Buyer pursuant to which, subject to certain exceptions, they are obligated to vote the shares of our common stock they beneficially own in favor of the adoption of the Purchase Agreement and any other matters necessary for the consummation of the transactions contemplated by the Purchase Agreement, including the Asset Sale. See “THE PURCHASE AGREEMENT – Support Agreements“ beginning on page 56.

Indemnification of Directors and Officers

Section 302A.521 of Minnesota Statutes requires our Company to indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person with respect to our Company, against judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in connection with the proceeding, if such person (1) has not been indemnified by another organization or employee benefit plan for the same judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in connection with the proceeding with respect to the same acts or omissions; (2) acted in good faith; (3) received no improper personal benefit, and statutory procedure has been followed in the case of any conflict of interest by a director; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) in the case of acts or omissions occurring in the person’s performance in the official capacity of director or, for a person not a director, in the official capacity of officer, committee member or employee, reasonably believed that the conduct was in the best interests of our Company, or, in the case of performance by a director, officer or employee of our Company as a director, officer, partner, trustee, employee or agent of another organization or employee benefit plan, reasonably believed that the conduct was not opposed to the best interests of our Company. In addition, Section 302A.521, subd. 3, requires payment by our Company, upon written request, of reasonable expenses in advance of final disposition in certain instances. A decision as to required indemnification is made by a disinterested majority of the board of directors present at a meeting at which a disinterested quorum is present, or by a designated committee of the board of directors, by special legal counsel, by the shareholders or by a court.

Our Restated Articles of Incorporation and Amended and Bylaws, as amended, provide for indemnification of officers, directors, employees, and agents to the fullest extent provided by Section 302A.521. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of our Company, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by our Company of expenses incurred or paid by a director, officer or controlling person of our Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, our Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Effects on the Company if the Asset Sale is Completed

If the Asset Sale is completed, we will no longer conduct the Legacy Business and we will be prevented by the Purchase Agreement from competing with the Legacy Business for a period of three years.

Nonetheless, the completion of the Asset Sale will not itself alter the rights, privileges or nature of the issued and outstanding shares of our common stock. A shareholder who owns shares of our common stock immediately prior to the closing of the Asset Sale will continue to hold the same number of shares immediately following the closing. Additionally, our SEC reporting obligations as a public company will not be affected as a result of completing the Asset Sale and we expect our common stock will remain listed on The Nasdaq Stock Market LLC.

Effects on the Company if the Asset Sale is Not Completed

If the Asset Sale is not completed, we intend to continue our efforts to divest the Legacy Business and focus on our non-bank-lending business and we may identify and evaluate other strategic opportunities for the Legacy Business. However, there can be no assurances that our continued operation of the Legacy Business or any alternative strategic opportunities will result in similar or greater value to our shareholder as compared to the Asset Sale.

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

The Purchase Agreement may be terminated under certain circumstances as set forth in the Purchase Agreement and summarized in this proxy statement. We have agreed to pay to the Buyer a termination fee of up to $175,000 plus reimbursement of certain expenses if the Purchase Agreement is terminated under certain circumstances. See “THE PURCHASE AGREEMENT – Principal Provisions of the Purchase Agreement – Expenses and Termination Fees“ beginning on page 55.

Timing of Closing

We expect to complete the Asset Sale promptly after all of the closing conditions in the Purchase Agreement, including approval of the Purchase Agreement by our shareholders, are satisfied. Subject to the uncertainty concerning the satisfaction or waiver of these conditions, we expect the Asset Sale to close by           , 2023. However, there can be no assurance that the Asset Sale will be completed at all or, if completed, when it will be completed.

No Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to our shareholders under Minnesota law or our articles of incorporation or bylaws in connection with this Asset Sale Proposal.

Anticipated Accounting Treatment

Under generally accepted accounting principles in the United States of America, commencing with the quarter during which our shareholders approve the Asset Sale, we expect to reflect the results of operations of the Legacy Business as discontinued operations. The related anticipated gain on the sale, net of any applicable taxes, is expected to also be reported within discontinued operations upon completion of the Asset Sale.

Use of Proceeds

Our Company, and not its shareholders, will receive the proceeds from the Asset Sale.

We currently expect to retain the proceeds from the Asset Sale for potential deployment via loans through our Non-Bank Lending Business.

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MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ASSET SALE

The following summary of the anticipated federal income tax consequences to the Company of the Asset Sale is not intended as tax advice and is not intended to be a complete description of the federal income tax consequences of the Asset Sale. This summary is based upon the Internal Revenue Code of 1986 (the “Code”), as presently in effect, the rules and regulations promulgated thereunder, current administrative interpretations and court decisions. No assurance can be given that future legislation, regulations, administrative interpretations or court decisions will not significantly change these authorities, possibly with retroactive effect. No rulings have been requested or received from the Internal Revenue Service (“IRS”) as to the matters discussed and there is no intent to seek any such ruling. Accordingly, no assurance can be given that the IRS will not challenge the tax treatment of certain matters discussed or, if it does challenge the tax treatment, that it will not be successful.

The Asset Sale will be a taxable sale by the Company upon which gain or loss will be recognized by the Company. The amount of gain or loss recognized by the Company with respect to the sale of a particular asset will be measured by the difference between the amount realized by the Company on the sale of that asset and the Company’s tax basis in that asset. The amount realized by the Company on the Asset Sale will be in the amount of cash received and the amount of liabilities assumed. For purposes of determining the amount realized by the Company with respect to specific assets, the total amount realized by the Company will generally be allocated among the assets according to the rules prescribed under Section 1060(a) of the Code. The Company’s basis in its assets are generally equal to their cost, as adjusted for certain items, such as depreciation. The determination of whether gain or loss is recognized by the Company will be made with respect to each of the assets to be sold. Accordingly, the Company may recognize gain on the sale of certain assets and loss on the sale of certain others, depending on the amount of consideration allocated to an asset as compared with the basis of that asset.

The proposed Asset Sale is entirely a corporate action. Our U.S. shareholders will not realize any gain or loss for U.S. federal income tax purposes as a result of the Asset Sale.

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THE PURCHASE AGREEMENT

The following summary of the Purchase Agreement is qualified by reference to the complete text of the Purchase Agreement, which is incorporated by reference and a copy of which is attached as Appendix A to this proxy statement. The rights and obligations of the parties are governed by the express terms and conditions of the Purchase Agreement and not by this summary or any other information contained in this proxy statement. We urge you to read the Purchase Agreement carefully and in its entirety, as well as this proxy statement, before making any decisions regarding the Asset Sale.

The Purchase Agreement has been included with this proxy statement to provide you additional information regarding its terms. The Purchase Agreement sets forth the contractual rights of the Company but is not intended to be a source of factual, business or operational information about the Company. That kind of information can be found elsewhere in this proxy statement and in the other filings we make with the SEC, which are available as described in ”Additional Information.”

As a shareholder, you are not a third party beneficiary of the Purchase Agreement and therefore you may not directly enforce any of its terms or conditions. The parties’ representations, warranties and covenants were made as of specific dates and only for purposes of the Purchase Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors. Certain of the representations, warranties and covenants in the Purchase Agreement are qualified by information we filed with the SEC prior to the date of the Purchase Agreement, as well as by disclosure schedules we delivered to the other parties prior to signing the Purchase Agreement. The disclosure schedules have not been made public because, among other reasons, they include confidential or proprietary information. The parties believe, however, that all information material to a shareholder’s decision to approve the Asset Sale is included or incorporated by reference in this proxy statement.

Furthermore, you should not rely on the covenants in the Purchase Agreement as actual limitations on our business because we may take certain actions that are either expressly permitted in the confidential disclosure letters to the Purchase Agreement or as otherwise consented to by the appropriate party, which may be given without prior notice to the public.

Principal Provisions of the Purchase Agreement

Assets to be Sold

The Buyer will acquire, to the extent related to, used in, or held for use in the Legacy Business, all inventory, identified contracts, including our headquarters lease, intellectual property, identified tangible property, books and records, accounts receivable and cash relating to programs that remain unexecuted as of the closing, and related goodwill. Notwithstanding the foregoing, we are not transferring any assets related to our Non-Bank Lending Business, any indebtedness for borrowed money, other cash, cash equivalents, or bank accounts, accounts receivable relating to work completed as of the closing, other books and records, including all organizational and income tax records, benefits plans, insurance policies and claims, tax assets, and litigation rights.

Liabilities to be Assumed

The Buyer has also agreed to assume all accounts payable relating to unexecuted programs, underlying assumed contracts, and any liabilities relating to the post-closing operation of the Legacy Business. Buyer is specifically not assuming any liabilities relating to the pre-closing operation of the Legacy Business, our transaction expenses, or any threatened or pending claims.

Consideration to Be Received in the Asset Sale and Purchase Price Adjustments

The Buyer has agreed to pay $3.5 million in cash, subject to an initial escrow of $364,379, payoff of specified transaction costs, and a post-closing adjustment to reflect final unexecuted programs. Of the escrowed amount, $200,000 will be retained for a period of twelve months to satisfy our indemnification obligations under the Purchase Agreement. The remaining $164,379 will be released promptly after January 1, 2024 to (i) Buyer to the extent necessary to fund the payment of amounts representing 50% of the target cash incentive payouts for our former employees who remain continuously employed with Buyer from the closing of the Asset Sale through December 31, 2023 and (ii) to our Company to the extent such employees did not remain employed long enough to satisfy the payout criteria.

We and the Buyer have agreed to an unexecuted program adjustment calculated as of the closing date as follows; the aggregate of any cash or other form of consideration received by us from a customer for all unexecuted programs minus the aggregate of the sum of the cash payments made by us to a vendor related to all unexecuted programs, pursuant to an invoice submitted by an applicable vendor for materials delivered with respect to all unexecuted programs. If the unexecuted program adjustment is a positive number, such amount will be subtracted from the Purchase Price. If the unexecuted program adjustment is a negative number, such amount will be added to the Purchase Price.

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Representations and Warranties

We and the Buyer have made various representations and warranties in the Purchase Agreement that are substantially reciprocal. Those representations and warranties are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement, including exceptions in the confidential disclosure letters delivered by each party in connection with the Purchase Agreement and in certain of our public filings. Some of the more significant of these representations and warranties pertain to:

•	organization, good standing and qualification to do business in each of their jurisdictions of organization and in each jurisdiction necessary for our conduct of the Legacy Business

•	corporate authority to enter into the Purchase Agreement and the enforceability of the Purchase Agreement

•	resolutions adopted by our Board determining that the Purchase Agreement is fair and in the best interests of our Company and shareholders, approving the entry into the same, and recommending the same for approval by shareholders

•	absence of notices or consents from any governmental authority absence of violations or conflicts with law or any of our governing documents

•	accuracy of the reports we are required to file with the SEC and the financial statements contained therein

•	absence of certain changes, events and conditions since January 1, 2022

•	validity of “material contracts”

•	valid title to tangible personal property

•	the sufficiency of the purchased assets for continuing conduct of the Legacy Business

•	validity and non-infringement of intellectual property

•	absence of legal proceeding or government orders affecting the Legacy Business

•	compliance with laws in respect of our conduct of the Legacy Business and use of the purchased assets

•	environmental matters

•	employee benefit matters

•	employment matters

•	taxes

•	material customers and suppliers

•	privacy and data security

Subject to certain limitations these representations and warranties will survive for up to twelve months from the closing of the Asset Sale.

Certain of the representations and warranties are qualified as to “materiality” or whether a “material adverse effect” has occurred or would be reasonably expected to occur. For purposes of the Purchase Agreement, the term “material adverse effect” means, with respect to any party, any event, occurrence, fact, condition, change or effect that is materially adverse to (a) the business, results of operations, financial condition or assets of the Legacy Business, taken as a whole, (b) the value of the purchased assets or (c) the ability of Seller to consummate the Asset Sale; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to (subject to the terms of the Purchase Agreement):

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•	general economic or political conditions;

•	conditions generally affecting the industries in which the Legacy Business operates;

•	any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates;

•	acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof;

•	any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of Buyer;

•	any matter of which Buyer is aware on the date hereof;

•	any changes in applicable Laws or accounting rules (including GAAP) or the enforcement, implementation or interpretation thereof;

•	the announcement, pendency or completion of the Asset Sale, the result of which may include losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with Seller and the Legacy Business;

•	any natural or man-made disaster or acts of God;

•	any epidemics, pandemics, disease outbreaks, or other public health emergencies; or

•	any failure by the Legacy Business to meet any internal or published projections, forecasts or revenue or earnings predictions (provided that the underlying causes of such failures generally will not be excluded).

Covenants Relating to the Conduct of Our Business

The Purchase Agreement requires that, until the closing of the Asset Sale, we will conduct the Legacy Business in the ordinary course and use commercially reasonable efforts to maintain the Legacy Business and related rights and relationships unless consented to in writing by the Buyer.

Conditions to the Asset Sale

The Purchase Agreement contains a number of closing conditions, including the following conditions that apply to the obligations of each of us and the Buyer:

•	We must have obtained the approval of our shareholders to adopt the Purchase Agreement; and

•	None of the parties shall be subject to any decree, order or injunction of a U.S. court of competent jurisdiction that prohibits the consummation of the Asset Sale.

In addition to the conditions describe above, neither party is obligated to complete the Asset Sale unless the following conditions, as applicable are satisfied or waived by that party:

•

The representations and warranties of the parties are subject to the following closing date bring-down requirements (and the receipt of an officer’s certificate from such other party confirming that such requirements have been satisfied):

o

the representations and warranties of the Company must be true and correct in all material respects as of the closing date as though made on such date (except to the extent any such representation and warranty expressly speaks as of a specified date, in which case as of such date);

o

the representations of and warranties of Buyer must be true and correct in all material respects as of the closing date as though made on such date (except to the extent any such representation and warranty expressly speaks as of a specified date, in which case as of such date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect on Buyer's ability to consummate the transactions contemplated under the Purchase Agreement.

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•	The other party shall have performed in all material respects their covenants and agreements under the Purchase Agreement and each other document required to be delivered thereunder.

Termination of the Purchase Agreement

Either we or the Buyer may terminate the Purchase Agreement at any time prior to the closing (including after the annual meeting, even if our shareholders have adopted the Purchase Agreement) by mutual written consent, or if:

•	the parties have not consummated the Asset Sale by September 30, 2023, and the party desiring to terminate the Purchase Agreement for this reason has not failed to perform or observe in any material respect any of its obligations under the Purchase Agreement in any manner that caused or resulted in the failure of the closing to occur on or before that date;

•	a U.S. federal, state or non-U.S. court of competent jurisdiction or federal, state or non-U.S. governmental, regulatory or administrative agency or commission will have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Asset Sale and such order, decree, ruling or other action will have become final and nonappealable;

•	our shareholders hold a meeting to consider the Purchase Agreement for adoption, but the shareholders do not vote to adopt the Purchase Agreement upon a final vote taken at the meeting; or

•	there has been a breach of any representation, warranty, covenant or agreement made by the other party in the Purchase Agreement, or any such representation and warranty will have become untrue and such breach or condition is not curable or, if curable, is not cured prior to the earlier of (i) 30 calendar days after written notice thereof and (ii) September 30, 2023.

Additionally, we may terminate the Purchase Agreement if we comply with the applicable procedures for considering an alternative proposal and determine to pursue a superior proposal in lieu of closing.

Also, Buyer may terminate the Purchase Agreement if:

•	our Board makes a change of recommendation with respect to shareholder adoption of the Purchase Agreement;

•	we fail to include the recommendation in the proxy statement;

•	we do not satisfy a request from Buyer to reaffirm our recommendation following the public disclosure of an acquisition proposal; or

•	the Board fails to recommend against acceptance of a tender offer or exchange offer.

Expenses and Termination Fees

If the Purchase Agreement is terminated as a result of our failure to obtain shareholder approval, our determination to pursue an alternative proposal as a result of the Company's breach of any representation, warranty, covenant or agreement or by the Company, or for any of the reasons exclusive to Buyer set forth above, then we will be required to pay the termination fee to Buyer in the amount of $175,000. If Buyer elects to terminate the Purchase Agreement pursuant to any of the foregoing and at the time all of the conditions to closing have been satisfied or waived, then we also will be required to reimburse Buyer for actual out-of-pocket expenses and fees paid in connection with the Asset Sale up to $100,000.

If the Purchase Agreement is terminated by us as a result of Buyer’s breach of any representation, warranty, covenant or agreement, then Buyer must pay to us, the termination fee in the amount of $175,000.

No Solicitation

The Purchase Agreement contains customary “no solicitation” provisions that prohibit us from taking any action to solicit an alternative proposal. The Asset Sale does not, however, prohibit us, before shareholder approval is obtained, from furnishing information to or participating in negotiations with a person making an unsolicited bona fide alternative proposal that our Board of directors determines is or is reasonably likely to lead to a proposal if the failure to do so would be inconsistent with the Board’s fiduciary duties to its shareholders. Notwithstanding the foregoing, we continue to explore other strategic options to maximize shareholder value and actions or communications that specifically contemplate the Asset Sale are not subject to this restriction.

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Non-Compete and Non-Solicitation Post Closing

Subject to the closing of the Asset Sale, we have agreed for a period of three years not to (i) engage in the Legacy Business in the United States, or (ii) solicit or otherwise disrupt the employment of any transferred employees.

Name Change

We have agreed to, within 10 business days after the closing of the Asset Sale, change our corporate name and ticker symbol to eliminate use of the words “Insignia” or “ISIG.”  In connection with our planned focus on our Non-Bank Lending Business, we intend to change our name to “[Name of Company]” and adopt the ticker symbol “[Ticker Symbol].”

Support Agreements

Simultaneously with the execution of the Purchase Agreement, Buyer entered into Support Agreements, dated May 24, 2023 (the “Support Agreements”), with all executive officers and directors of the Company and specified shareholders Air T, Inc., Groveland Capital LLC, AO Partners I, L.P., and Glenhurst Co. (collectively, the “Company Holders”). As of May 24, 2023, the Company Holders held, in the aggregate, approximately 43.8% of the Company’s outstanding shares of common stock. Pursuant to the Support Agreements, each Company Holder has agreed, with respect to all of the voting securities of the Company that such Company Holder beneficially owns as of the date thereof or thereafter, to vote in favor of the Purchase Agreement. The Support Agreements are scheduled to expire as of the Closing.

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RISK FACTORS RELATED TO THE ASSET SALE

In addition to the other information included and incorporated by reference in this proxy statement, shareholders should carefully consider the matters described below to determine whether to adopt the Purchase Agreement and thereby approve the Asset Sale. Additional risks and uncertainties are described in detail under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and Annual Report on Form 10-K for the year ended December 31, 2022.

The Asset Sale is subject to a number of conditions, some of which are beyond the control of the parties to the Purchase Agreement.

The Purchase Agreement contains a number of closing conditions, including the following conditions that apply to our obligations:

•	we must have obtained the approval of our shareholders to adopt the Purchase Agreement;

•	none of the parties to the Purchase Agreement shall be subject to any decree, order or injunction of a U.S. court of competent jurisdiction that prohibits the consummation of the Asset Sale; and

In addition to the conditions described above, neither we nor the Buyer are obligated to effect the Asset Sale unless the following conditions, as applicable, are satisfied or waived by that party on or before the closing date:

•

the representations and warranties of the other party shall be true and correct (subject to the materiality standards provided in the Purchase Agreement) as of the closing date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except where the failure of any such representations and warranties to be true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a material adverse effect on the party making the representation or warranty (and the receipt by each party of an officer’s certificate from the other party to such effect).

•	The other parties shall have performed in all material respects their covenants and agreements under the Purchase Agreement.

•	No event, circumstance, development, change or effect shall have occurred since the date the Purchase Agreement that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the other party.

There can be no assurance regarding when these conditions will be satisfied, if at all.

While the Asset Sale remains pending, we will be subject to business uncertainties and contractual restrictions that could adversely affect our businesses.

Uncertainty about the effect of the Asset Sale on customers and suppliers may have an adverse effect on the Legacy Business and, consequently, on our Company. These uncertainties may impair our ability to attract, retain and motivate key personnel until the Asset Sale is consummated and for a period of time thereafter, and could cause customers, suppliers and others who deal with us to seek to change existing business relationships. If, despite our retention efforts, key employees depart because of issues relating to the uncertainty and difficulty of transition or a desire not to remain with the Company, our business could be seriously harmed. In addition, the Purchase Agreement restricts us, without the Buyer’s consent and subject to certain exceptions, from making certain acquisitions and taking other specified actions until the Asset Sale has occurred or the Purchase Agreement terminates. These restrictions may prevent us from pursuing otherwise attractive business opportunities and making other changes to our business that may arise prior to completion of the Asset Sale or termination of the Purchase Agreement.

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Failure to complete the Asset Sale could negatively impact our stock price and the future business and financial results of our Company because of, among other things, the disruption that would occur as a result of uncertainties relating to a failure to complete the Asset Sale.

If the Asset Sale is not completed for any reason, we could be subject to several significant risks, including the following:

•	being required to pay Buyer a termination fee of up to $175,000 plus reimbursement of certain expenses in certain circumstances, as described under “THE PURCHASE AGREEMENT – Expenses and Termination Fees“ beginning on page 55;

•	having had the focus of our management directed toward the Asset Sale instead of on the Legacy Business and other opportunities that could have been beneficial to our Company; and

•	incurring substantial transaction costs related to the Asset Sale.

In addition, we would not receive the consideration and would be faced with the prospect of incurring further losses as a result of potentially continuing or winding down the Legacy Business.

If the Asset Sale is not completed, the price of our common stock may decline to the extent that the current market price of that stock reflects a market assumption that the Asset Sale will be completed and that the related cost savings will be realized, or as a result of the market’s perceptions that the Asset Sale was not consummated due to an adverse change in the Legacy Business. In addition, our businesses may be harmed, and the prices of our stock may decline as a result, to the extent that customers, suppliers and others believe that we cannot compete in the marketplace as effectively without the Asset Sale or otherwise remain uncertain about our future prospects in the absence of the Asset Sale.

Similarly, current and prospective employees may experience uncertainty about their future roles with the Company or the Buyer and choose to pursue other opportunities, which could adversely affect us, as applicable, if the Asset Sale is not completed. The realization of any of these risks may materially adversely affect our businesses, financial results, financial condition and stock price.

The Purchase Agreement limits our ability to pursue an alternative acquisition proposal and requires us to pay a termination fee of up to $175,000 if we do.

The Purchase Agreement prohibits us from soliciting, initiating or encouraging alternative acquisition proposals relating to the Legacy Business, subject to certain exceptions. The Purchase Agreement also provides for the payment by us of a termination fee of up to $175,000 if the Purchase Agreement is terminated in certain circumstances in connection with a competing acquisition proposal or the withdrawal by the Board of its recommendation that shareholders vote for the adoption of the Purchase Agreement, as the case may be. See “THE PURCHASE AGREEMENT – No Solicitation“ beginning on page 55.

These provisions limit our ability to pursue offers from third parties that could result in greater value to our shareholders. The obligation to make the termination fee payment also may discourage a third party from pursuing an alternative acquisition proposal.

Some of our directors and executive officers have interests in the Asset Sale that are different from the interests of our shareholders.

When considering the recommendation of the Board with respect to the Asset Sale and the Purchase Agreement, shareholders should be aware that some of our directors and executive officers have interests in the Asset Sale that are different from, or in addition to, the interests of our shareholders. We are party to employment agreements with our Chief Executive Officer, Chief Growth Officer, and Vice President of Finance, along with Change in Control Agreements with our Chief Executive Officer and Chief Growth Officer that provide for, among other things, potential payments upon termination of their respective employment under certain circumstances, including enhanced payments upon a termination of employment following a change-in control. The Asst Purchase is expected to qualify as a change in control under the applicable Change in Control Agreements. We have also entered into retention awards with most employees, excluding our Chief Executive Officer, that will entitle them to payment upon closing of the Asset Sale. Further our Chief Growth Officer is expected to commence employment with the Buyer upon closing of the Asset Sale. Shareholders should consider these interests in conjunction with the recommendation of the Board to adopt the Purchase Agreement. These interests are described more fully in “THE ASSET SALE – Interests of Certain Persons in the Asset Sale“ beginning on page 47.

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We could be deemed to be a “shell company” after completion of the Asset Sale and, as such, we and our shareholders could be restricted in reliance on certain rules or forms.

We are focused on the successful startup and growth of our Non-Bank Lending Business and we do not believe that the Company is, or after completion of the Asset Sale will be, a “shell company” as described under Rule 405 promulgated under the Securities Act and Rule 12b-2 promulgated under the Exchange Act, which is a company that has: no or nominal operations; and either (a) no or nominal assets; (b) assets consisting solely of cash and cash equivalents; or (c) assets consisting of any amount of cash and cash equivalents and nominal other assets.

However, a future designation as a “shell company” could result in the application of Rule 144(i), which would limit the availability of the exemption from registration provided in Rule 144 for certain shares of Company common stock and could result in certain persons affiliated with the Company being deemed “statutory underwriters under Rule 145(c). Some of the presently outstanding shares of our common stock are “restricted securities” as defined under Rule 144 promulgated under the Securities Act and may only be sold pursuant to an effective registration statement or an exemption from registration, if available. Pursuant to Rule 144, if we were designated a “shell company” as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act, one year would be required to elapse from the time, we ceased to be a “shell company” and filed a Form 8-K addressing Item 5.06 with such information as may be required in a Form 10 Registration Statement with the SEC, before our restricted shareholders could resell their holdings in reliance on Rule 144. The Form 10 information or disclosure is equivalent to the information that a company would be required to file if it were registering a class of securities on Form 10 under the Exchange Act. Under amended Rule 144, restricted or unrestricted securities that were initially issued by a reporting or non-reporting shell company, or a company that was at any time previously a reporting or non-reporting shell company, can only be resold in reliance on Rule 144 if the following conditions are met:

•	The issuer of the securities that was formerly a shell company has ceased to be a shell company.

•

The issuer of the securities has filed all reports and material required to be filed under Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding twelve months (or shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

•	At least one year has elapsed from the time the issuer filed the current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

Further, a shell company is unable to utilize Form S-8 for the registration of employee benefit plan securities; and the or Form S-3 for the registration of securities for sale under the “baby shelf” rules applicable to companies with a non-affiliate market capitalization of less than $75 million.

At the present time, we are not classified as a “shell company” under rules promulgated under the Securities Act or the Exchange Act. However, in the event we were to be so designated, you would be unable to sell your shares under Rule 144 and we would be unable to register securities for sale under certain desirable forms.

Nasdaq could determine that we are a “public shell” company, which could have negative consequences, including potential delisting of our common stock.

We may be treated as a “public shell” company under the Nasdaq rules. Although the evaluation of whether a listed company is a public shell company is based on a facts and circumstances determination, a Nasdaq-listed company with no or nominal operations and either no or nominal assets, assets consisting solely of cash and cash equivalents, or assets consisting of any amount of cash and cash equivalents and nominal other assets is generally considered to be a public shell. Listed companies determined to be public shells by Nasdaq may be subject to delisting proceedings or additional and more stringent listing criteria.

If Nasdaq should delist our common stock from trading, a reduction in some or all of the following may occur, each of which could have a material adverse effect on holders of our common stock: the liquidity of our common stock; the market price of our common stock; the number of institutional and general investors that will consider investing in our common stock; the number of investors in general that will consider investing in our common stock; the number of market makers in our common stock; the availability of information concerning the trading prices and volume of our common stock; and the number of broker-dealers willing to execute trades in our common stock. In addition, the potential determination that we are a public shell company or the prospective loss of our listing on Nasdaq could make us less attractive as a party to any potential strategic transaction.

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PROPOSAL FIVE –

ADOPTION OF PURCHASE AGREEMENT

As discussed elsewhere in this proxy statement, our shareholders are considering adoption of the Purchase Agreement. Shareholders should read carefully this proxy statement, including the appendices, in its entirety for more detailed information concerning the Purchase Agreement and the Asset Sale. In particular, shareholders are directed to the Purchase Agreement, a copy of which is included as Appendix A to this proxy statement. Our Board considered many factors when making its determination. For more information, see “THE ASSET SALE – Reasons for the Asset Sale.”

Vote Required

This proposal requires an affirmative vote of a majority of our outstanding common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE ADOPTION OF THE PURCHASE AGREEMENT

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PROPOSAL SIX –

ADVISORY COMPENSATION PROPOSAL

Purpose of the Vote on the Advisory Compensation Proposal

We are providing our shareholders with the opportunity to cast an advisory (non-binding) vote to approve the compensation that will or may be paid or provided to our named executive officers that is based on or otherwise relates to the Asset Sale, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and as required pursuant to Section 14A of the Exchange Act.

The compensation that named executive officers may be entitled to receive in connection with the Asset Sale is summarized herein under “THE ASSET SALE - Interests of Certain Persons in the Asset Sale.”  That summary includes all compensation and benefits that will or may be paid or provided to our named executive officers that is based on or otherwise relates to the Asset Sale, including as a result of a termination of employment in connection with the Asset Sale. You are encouraged to review carefully the information regarding the compensation that will or may be paid or provided to named executive officers that is based on or otherwise relates to the Asset Sale disclosed in this proxy statement.

Our Board unanimously recommends that shareholders approve the following resolution:

RESOLVED, the compensation that will or may be paid or provided to our named executive officers of that is based on or otherwise relates to the Asset Sale, as disclosed pursuant to Item 402(t) of Regulation S-K in the tables in the section of the proxy statement titled “THE ASSET SALE - Interests of Certain Persons in the Asset Sale,” including the associated narrative discussion, and the agreements and plans pursuant to which such compensation may be paid or become payable, are hereby APPROVED.

The vote on the advisory compensation proposal is a vote separate and apart from the vote to approve and adopt the Purchase Agreement, and approval of such compensation is not a condition to consummation of the Asset Sale. Accordingly, you may vote to approve the advisory compensation proposal and vote not to approve and adopt the Purchase Agreement and vice versa. Because the vote is advisory in nature only, it will not be binding on either us or the Buyer. Accordingly, to the extent we or the Buyer is contractually obligated to pay the compensation, the compensation will be payable to the named executive officers, subject only to the conditions applicable thereto, if the Purchase Agreement is approved and adopted and the Asset Sale is completed, regardless of the outcome of the advisory vote.

Vote Required

This proposal requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business, or (ii) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL,

ON AN ADVISORY (NON-BINDING) BASIS, OF SPECIFIED COMPENSATION THAT MAY BE RECEIVED BY OUR NAMED EXECUTIVE OFFICERS IN CONNECTION WITH THE ASSET SALE

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PROPOSAL SEVEN –

ADJOURNMENT PROPOSAL

We are asking our shareholders to approve adjournment of the Annual Meeting, if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Purchase Agreement at the time of the Annual Meeting. The adjournment proposal is in addition to, and not in lieu of, the authority of the chair of the meeting to adjourn the meeting without a vote of shareholders in appropriate circumstances.

If our shareholders approve the adjournment proposal, the Annual Meeting and any adjourned session of the Annual Meeting could be adjourned and the additional time could be used to solicit additional proxies, including the solicitation of proxies from shareholders that have previously returned properly executed proxies voting against adoption of the Purchase Agreement. Among other things, approval of the adjournment proposal could mean that, even if we received proxies representing a sufficient number of votes against adoption of the Purchase Agreement such that the proposal to approve the Purchase Agreement would be defeated, the Annual Meeting could be adjourned without a vote on the adoption of the Purchase Agreement and we could seek to convince the holders of those shares to change their votes to votes in favor of adoption of the Purchase Agreement. Additionally, we may seek to adjourn the Annual Meeting if a quorum is not present at the Annual Meeting.

Vote Required

This proposal requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business, or (ii) a majority of the voting power of the minimum number of the shares entitled to vote that would constitute a quorum for the transaction of business at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL

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PROPOSAL EIGHT –

REINCORPORATION PROPOSAL

Our Board has approved and recommends that our shareholders approve a proposal to change the Company’s state of incorporation from Minnesota to Delaware (the ”Reincorporation”). If our shareholders approve the proposal, we intend to effect the Reincorporation by converting to a Delaware corporation as provided by Minnesota law and Delaware law. In this proxy statement, we sometimes refer to the Company as a Minnesota corporation before the Reincorporation as “Insignia Minnesota” and the Company as a Delaware corporation after the Reincorporation as “Insignia Delaware.” Our Board has approved a plan of conversion attached as Appendix B (the “Plan of Conversion”) to effect the Reincorporation.

Assuming the shareholders approve this proposal and the Reincorporation becomes effective, the principal effects will be that:

•	the Company will become subject to Delaware corporation laws, and the Company’s existing Articles of Incorporation (the “Minnesota Articles of Incorporation”) and Bylaws (the “Minnesota Bylaws”) will be replaced by a new certificate of incorporation (the “Delaware Certificate of Incorporation”) and bylaws (the “Delaware Bylaws”), as more fully described below;

•	Insignia Delaware will (a) be deemed to be the same entity as Insignia Minnesota for all purposes under Minnesota and Delaware law, and (b) continue to have all of the rights, privileges and powers of Insignia Minnesota, except for the changes that result from being governed by Delaware law, the Delaware Certificate of Incorporation and Delaware Bylaws;

•	each outstanding share of Insignia Minnesota common stock will continue as an outstanding share of Insignia Delaware common stock, and each outstanding option, warrant or other right to acquire shares of Insignia Minnesota common stock will continue as an outstanding option, warrant or other right to acquire shares of Insignia Delaware common stock;

•	other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets or liabilities of the Company, nor will it result in any change in location of our current employees, including management;

•	the Delaware Certificate of Incorporation will not increase or decrease the total number of shares of all classes of capital stock that the Company has authority to issue; and

•	the name of the Company following the Reincorporation will change to “[Name of Company]" and our common stock is expected to trade under the symbol “[Ticker Symbol]” on The Nasdaq Stock Market, LLC.

Certain Risks Associated with the Reincorporation

Notwithstanding the belief of our Board as to the benefits to our shareholders of the Reincorporation, there can be no assurance that the Reincorporation will result in the benefits discussed in this proxy statement, including the benefits of or resulting from incorporation under Delaware, the ability to attract and retain qualified directors and officers or certain changes in our corporate governance.

Reasons for the Reincorporation

Our Board believes that the Reincorporation is in the best interests of the Company and will help maximize shareholder value by allowing us to be able to draw upon Delaware’s well-established principles of corporate governance in making business and legal decisions. The prominence and predictability of Delaware corporate law provides a reliable foundation on which our governance decisions can be based. We believe that shareholders and the Company will benefit from the responsiveness of Delaware corporate law. Below is a summary of the principal factors the Board considered in electing to pursue the Reincorporation.

Highly Developed and Predictable Corporate Law

Delaware has comprehensive and flexible corporate laws that are revised regularly by the Delaware legislature to meet changing business circumstances. The Delaware legislature is sensitive to issues of corporate law and responsive to developments in modern corporate law. Delaware’s specialized Chancery Court deals almost exclusively with corporate law and has streamlined procedures and processes to provide relatively quick decisions. In addition, the Delaware Supreme Court, the only Delaware appeals court, is highly regarded. These courts have considerable expertise in dealing with corporate issues and have developed a substantial and influential body of corporate case law. In contrast, Minnesota does not have a similarly robust body of corporate case law and lacks a similar specialized court established to hear only corporate law cases.

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More than 66% of the Fortune 500 companies are incorporated in Delaware, resulting in Delaware law and administrative practices being well-known and widely understood. Thus, it is anticipated that our legal affairs and corporate governance will be more efficient, predictable and flexible under Delaware law than they currently are under Minnesota law. In addition, Delaware provides a well-developed body of law defining the fiduciary duties and decision-making processes expected of boards of directors in a variety of contexts, including in evaluating potential and proposed corporate takeover offers and business combinations. Our Board believes that Delaware law will help it protect our strategic objectives, consider fully any proposed takeover and alternatives, and, if appropriate, negotiate terms that maximize the benefits to all of our shareholders.

Enhanced Ability to Attract and Retain Directors and Officers

Our Board believes that the Reincorporation will enhance our ability to attract and retain qualified directors and officers, and encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company. As we look to grow our Non-Bank Lending Business, we will compete for talented individuals to serve on our management team and on our Board of Directors. Delaware law is more familiar than Minnesota law to potential director candidates, and offers directors and officers greater certainty and stability. Director and officer liability is more extensively addressed in Delaware court decisions and is therefore better defined and better understood than under Minnesota law. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law will enable us to compete more effectively in the recruitment and retention of talented and experienced directors and officers.

Effect of Reincorporation

If this proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of Shareholder Rights Before and After the Reincorporation.”

The Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of our headquarters or current employees, including management. The Reincorporation will not affect our daily business operations, our organizational structure or our consolidated financial condition and results of operations. In addition, the Reincorporation will not alter the composition of management or our Board. After the Reincorporation, the name of the Company will change to “[Name of Company],” and our common stock is expected to be listed on the Nasdaq Capital Market under the symbol “[Ticker Symbol].”  The Company’s principal executive offices are expected to move to          .

Plan of Conversion

The Reincorporation will be effected pursuant to the Plan of Conversion to be adopted by Insignia Minnesota. The Plan of Conversion provides that the Company will convert into a Delaware corporation and become subject to Delaware law. By virtue of the conversion, all the rights, privileges and powers of Insignia Minnesota, all property owned by Insignia Minnesota, all debts due to Insignia Minnesota and all causes of action belonging to Insignia Minnesota immediately prior to the conversion will remain vested in Insignia Delaware following the conversion. In addition, by virtue of the conversion, all debts, liabilities and duties of Insignia Minnesota immediately prior to the conversion will remain attached to Insignia Delaware following the conversion. Each director and officer of Insignia Minnesota will continue to hold his or her respective office with Insignia Delaware.

If this proposal is approved by our shareholders, the Reincorporation would become effective upon the filing and effectiveness of the Minnesota Articles of Conversion, a certificate of conversion (the “Delaware Certificate of Conversion”) and the Delaware Certificate of Incorporation. If this proposal is approved, it is anticipated that the Board will cause the Reincorporation to be effected shortly following the consummation of the proposed Asset Sale or, if the Asset Sale Proposal is not approved by shareholders, shortly following the Annual Meeting (the “Effective Time”). However, the Reincorporation may be delayed by our Board or the Plan of Conversion may be terminated and abandoned by our Board at any time prior to the Effective Time, including after approval of this proposal, if our Board determines for any reason that doing so would be in the best interests of the Company and its shareholders.

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At the Effective Time, each outstanding share of common stock of Insignia Minnesota will automatically convert into one share of common stock of Insignia Delaware and each outstanding option or other right to purchase shares of Insignia Minnesota common stock will constitute an option or other right to purchase an equal number of shares of Insignia Delaware common stock. Company shareholders and holders of Company stock options will not be required to exchange their Insignia Minnesota stock certificates or stock options, respectively, and should not destroy any stock certificate or stock option or submit any stock certificate or stock option to the Company unless they are requested to do so by the Company. Any Insignia Minnesota stock certificates submitted to the Company for transfer after the Effective Time, whether pursuant to a sale or otherwise, will be exchanged automatically for Insignia Delaware stock certificates.

Dissenters’ or Appraisal Rights

Our shareholders will not be entitled to dissenters’ rights or appraisal rights as a result of the Reincorporation.

Description of the Company’s Capital Stock at the Effective Time

If this proposal is approved by our shareholders and the Reincorporation becomes effective, at the Effective Time, Insignia Minnesota will convert into Insignia Delaware, and the rights of shareholders of Insignia Delaware will generally be governed by Delaware law, the Delaware Certificate of Incorporation and the Delaware Bylaws. The following is a description of the capital stock of Insignia Delaware at the Effective Time. This description is not intended to be complete and is qualified in its entirety by reference to the full texts of the Delaware Certificate of Incorporation and Delaware Bylaws, copies of which are attached as Appendices A and B, respectively, to the Plan of Conversion, which is attached to this proxy statement as Appendix C, and relevant provisions of Delaware law.

Generally

At the Effective Time, the total number of shares of capital stock that the Company has authority to issue will remain at 5,714,285 shares, consisting entirely of shares of common stock.

Description of Common Stock

All issued and outstanding shares of common stock at the Effective Time will remain outstanding.

At the Effective Time, the holders of shares of Insignia Delaware common stock will continue to be entitled to one vote per share on all matters to be voted on by shareholders. Except with respect to the election of directors or as otherwise required by law, all questions submitted to a vote of Insignia Delaware shareholders will be decided by the affirmative vote of the holders of the greater of (a) a majority of the voting power of the shares present and entitled to vote on that item of business or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at a duly held meeting of shareholders. Directors will be elected by the vote of the majority of the votes cast with respect to the director, provided that directors are elected by a plurality of the votes present and entitled to vote on the election of directors if the number of nominees exceeds the number of directors to be elected.

Insignia Delaware common stock will not be redeemable, will not have subscription or conversion rights and will not entitle common shareholders to any preemptive rights to subscribe for any shares of any class or series of Insignia Delaware capital stock, or for any obligations convertible into shares of any class or series of Insignia Delaware capital stock.

At the Effective Time, the holders of Insignia Delaware common stock will be entitled to receive equally, on a per share basis, such dividends and other distributions in cash, securities or other property of the Company as may be declared thereon by the Board from time to time out of assets or funds of the Company legally available therefor. In the event of any liquidation, dissolution or winding up of the affairs of the Company, after payment or provision for payment of the Company’s debts and subject to the rights of the holders of shares of any series of preferred stock upon such dissolution, liquidation or winding up, the holders of the shares of Insignia Delaware common stock will be entitled to the remaining net assets of the Company to be distributed equally on a per share basis.

The Minnesota Articles of Incorporation and Minnesota Bylaws have, and the Delaware Certificate of Incorporation and Delaware Bylaws will contain, provisions that could have the effect of delaying or deferring a change in control of the Company, including provisions that:

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•	provide that any vacancy on our Board may be filled only by the affirmative vote of a majority of the remaining directors then in office, and not by the shareholders; and

•	establish advance notice requirements for shareholders to nominate candidates for election as directors at any meeting of shareholders or to present any other business for consideration at any meeting of shareholders.

After the Effective Time, the Company’s name will change to “[Name of Company],” and our common stock will continue to be listed on the Nasdaq Capital Market and is expected to trade under the new symbol “[Ticker Symbol].”

At the Effective Time, Section 203 of the Delaware General Corporation Law (“DGCL”) will apply to Insignia Delaware and its shareholders. This provision provides that a corporation that is listed on a national securities exchange or that has more than 2,000 shareholders is not permitted to engage in a business combination with any interested shareholder, generally a person who owns 15% or more of the outstanding shares of a corporation’s voting stock, for three years after the person became an interested shareholder, unless (a) before the person became an interested shareholder, the Board approved either the transaction resulting in a person becoming an interested shareholder or the business combination, (b) upon consummating the transaction which resulted in the person becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans), or (c) on or after the date the person becomes an interested shareholder, the business combination is approved by the board of directors and at an annual or special meeting of shareholders by the affirmative vote of at least 66-2/3% of the corporation’s outstanding voting stock which is not owned by the interested shareholder. The prohibitions on transactions with interested shareholders do not apply to, among other things, interested shareholders who became such before the date and time at which the certificate of incorporation became effective.

EQ Shareowner Services will continue to be the transfer agent and registrar for Insignia Delaware common stock.

The Charters and Bylaws of Insignia Delaware and Insignia Minnesota

The provisions of the Delaware Certificate of Incorporation and the Delaware Bylaws will be similar in substance to those of the Company’s existing Minnesota Articles of Incorporation and Minnesota Bylaws in most respects. The differences include but are not limited to:

•	the Board will no longer be able to take action by written consent without obtaining unanimous written consent;

•

assuming the Exclusive Forum Proposal is approved by shareholders, the Delaware Bylaws will contain an exclusive jurisdiction provision, which provides that any shareholder derivative suits, fiduciary duty claims, any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Certificate of Incorporation or Delaware Bylaws or any action asserting a claim that is required by applicable law to be brought in the Delaware Court of Chancery; and

•

assuming the Exculpation Proposal is approved by shareholders, the Delaware Certificate of Incorporation will provide that no officer of Insignia Delaware will be personally liable to Insignia Delaware or its shareholders for monetary damages for breach of fiduciary duty as an officer to the extent permitted by Delaware law.

For a discussion of all the legal changes that will result from the Reincorporation, see “Comparison of Shareholder Rights Before and After the Reincorporation,” as well as Appendices A and B, respectively, to the Plan of Conversion, which is attached as Appendix C to this proxy statement.

No Changes to Employee Benefit Plans

Upon effectiveness of the Reincorporation, all of Insignia Minnesota’s employee benefit plans will be continued by Insignia Delaware, and each stock option and other equity-based award issued and outstanding pursuant to such plans will automatically convert into a stock option or other equity-based award with respect to the same number of shares of Insignia Delaware, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. Approval of the Reincorporation would constitute approval of the assumption of these plans by Insignia Delaware. Assuming the Reincorporation is approved, Insignia Delaware will continue Insignia Minnesota’s other employee benefit arrangements upon the terms and subject to the conditions currently in effect.

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Comparison of Shareholder Rights Before and After the Reincorporation

The Reincorporation will result in certain changes to the rights of the Company’s shareholders because of differences between Minnesota law and Delaware law and differences between the Company’s governing documents before and after the Reincorporation. The most significant provisions of Minnesota law and Delaware law are summarized below, along with the differences between the rights of the Company’s shareholders immediately before and immediately after the Reincorporation. This summary is not an exhaustive list of all differences, or a complete description of the differences described, and is qualified in its entirety by reference to Minnesota law, Delaware law, the Minnesota Articles of Incorporation, the Minnesota Bylaws, the Delaware Certificate of Incorporation and the Delaware Bylaws. Copies of the Minnesota Articles of Incorporation and Minnesota Bylaws are filed with the SEC as exhibits to our periodic reports. The Delaware Certificate of Incorporation and Delaware Bylaws are included in this proxy statement as Appendix A and Appendix B, respectively, of the Plan of Conversion that is attached hereto as Appendix C.

Insignia Minnesota	Insignia Delaware
Elections; Voting; Procedural Matters
Director Elections	Director Elections
The Minnesota Bylaws provide that directors are elected by the affirmative vote of the holders of a plurality of the shares present and entitled to vote.	The Delaware Bylaws will be substantially identical to the Minnesota Bylaws with respect to the vote required for the election of directors.
Number of Directors	Number of Directors
The Minnesota Bylaws provide that the number of directors will consist of not less than two nor more than nine persons.	The Delaware Bylaws will be substantially identical to the Minnesota Bylaws with respect to the number of directors.
Removal of Directors	Removal of Directors

Minnesota law provides that directors may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote at an election of directors, except that directors elected by a series or class of stock may only be removed by the affirmative vote of the holders of a majority of the voting power of all shares of that class or series entitled to vote at an election of that director.

Delaware law provides that any director may be removed, with or without cause, by a majority of the shares then entitled to vote at an election of directors
Board Vacancies; Newly-created Directorships	Board Vacancies; Newly-created Directorships

Minnesota law provides that, unless the articles or bylaws provide otherwise, any vacancies on the board resulting from (a) the death, resignation, removal or disqualification of a director may be filled by an affirmative vote of a majority of the remaining directors, even though less than a quorum, and (b) newly created directorships may be filled by the affirmative vote of the majority of the directors serving at the time of the increase, and each director elected to fill a vacancy holds office until a qualified successor is elected by the shareholders at the next regular or special meeting of the shareholders.

The Delaware Certificate of Incorporation and Delaware Bylaws will be substantially identical to the Minnesota Articles of Incorporation and Minnesota Bylaws with respect to vacancies on the Board, except that any director elected to fill a vacancy not resulting from an increase in the number of directors will have the same remaining term as that of such director’s predecessor.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.
Shareholder Voting – Quorum	Shareholder Voting – Quorum
Minnesota law provides that the holders of a majority of the voting power of the shares entitled to vote at a meeting are a quorum, unless the articles or bylaws provide otherwise.	Delaware law provides that a majority of the shares entitled to vote generally constitutes a quorum at a meeting, unless the certificate of incorporation or bylaws provide otherwise.
The Minnesota Bylaws do not vary from Minnesota law.	The Delaware Bylaws will be substantially identical to the Minnesota Bylaws with respect to quorum.
Shareholder Voting – Action Generally	Shareholder Voting – Action Generally
Minnesota law provides that, except for the election of directors, shareholders take action by majority vote, except where Minnesota law or the articles require a larger proportion or number.

Delaware law provides that in all matters other than the election of directors, shareholders take action by majority vote, except where Delaware law or the articles require a larger proportion or number.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not require a larger proportion or number.

The Delaware Bylaws will provide that shareholders take action by the affirmative vote of the holders of the greater of (a) a majority of the voting power of the shares present and entitled to vote on that item of business or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at a duly held meeting of shareholders.

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Insignia Minnesota	Insignia Delaware
Shareholder Proposals; Advance Notice	Shareholder Proposals; Advance Notice

The Minnesota Bylaws provide that shareholders must provide written notice of any shareholder director nominees or other proposal to be submitted at an annual meeting not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting. Such notice must contain the information described in Section 2.9 and 3.12, as applicable, of the Minnesota Bylaws.

The Delaware Bylaws will provide that shareholders must provide written notice of any shareholder director nominees or other proposal to be submitted at an annual meeting not later than 60 nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting unless the date of the annual meeting of shareholders is more than 30 days before or 60 days after such anniversary date, and in which case, written notice must be submitted not later than 90 days before such annual meeting, or, if later, within 10 days after the first public announcement of such annual meeting. To be timely, a shareholder’s notice for business to be considered at a special meeting must be received not more than five business days after delivery to the Company of a special meeting notice. Such notice must contain the information described in Section 1.13 and Section 2.14, as applicable, of the Delaware Bylaws.

Shareholder Voting – Mergers	Shareholder Voting – Mergers

Minnesota law provides that in addition to approval by the board of directors, the terms of a merger or a sale of substantially all of a corporation’s assets outside the ordinary course of business generally must be approved by a majority of outstanding shares entitled to vote.

A shareholder vote is not required for a plan of merger if (a) the articles of the corporation will not be amended, (b) each shareholder with shares that were outstanding immediately before the merger’s effective date will hold the same number of shares with identical rights immediately after the merger, (c) the voting power of the outstanding shares of the corporation entitled to vote immediately after the merger plus the voting power of the shares of the corporation entitled to vote issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20% of the voting power of the outstanding shares of the corporation entitled to vote immediately before the transaction, and (d) the number of participating shares of the corporation immediately after the merger, plus the number of participating shares of the corporation issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20% of the number of participating shares of the corporation immediately before the transaction.

Delaware law provides that in addition to approval by the board of directors, the terms of a merger or a sale of substantially all of the assets of a corporation generally must be approved by a majority of outstanding shares entitled to vote.

A shareholder vote of the surviving corporation in a merger is generally not required (unless otherwise required by its certificate of incorporation) if (a) the plan of merger does not amend the existing certificate of incorporation, (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. In addition, the merger of a 90%-owned subsidiary into its parent corporation only needs to be approved by the board of directors of the parent corporation.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.

With the exception of the statutory provisions described above, the Delaware Certificate of Incorporation and Delaware Bylaws will be substantially identical to the Minnesota Articles of Incorporation and Minnesota Bylaws with respect to mergers.

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Insignia Minnesota	Insignia Delaware
Shareholder Action by Written Consent	Shareholder Action by Written Consent
Minnesota law allows shareholders to act by written consent, but requires that such actions be consented to by all of the shareholders entitled to vote on that action.

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

The Minnesota Bylaws do not vary from Minnesota law.

The Delaware Certificate of Incorporation will allow shareholders to act by written consent, but, consistent with Minnesota law, requires that such actions be consented to by all of the shareholders entitled to vote on that action.

Special Meetings of Shareholders	Special Meetings of Shareholders

Minnesota law provides that special meetings of the shareholders may be called for any purpose at any time by (a) the chief executive officer, (b) the chief financial officer, (c) the board of directors or two or more directors, or (d) a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any business combination must be called by 25% or more of the voting power of all shares entitled to vote, who shall demand such special meeting by written notice given to the chief executive officer or chief financial officer specifying the purposes of such meeting.

Delaware law provides that special meetings of shareholders may be called by (a) the board of directors or (b) any persons authorized in the certificate of incorporation or bylaws.
The Minnesota Bylaws do not vary from Minnesota law.

The Delaware Bylaws will provide that special meetings of the shareholders may be called for any purpose at any time by (a) the chief executive officer, (b) the chief financial officer, (c) the Board or two or more directors, (d) the Chairman of the Board or (e) a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any business combination must be called by 25% or more of the voting power of all shares entitled to vote, who shall demand such special meeting by written notice given to the chief executive officer or chief financial officer specifying the purposes of such meeting.

Amendment of Articles of Incorporation	Amendment of Articles of Incorporation

Minnesota law provides that a corporation may amend its articles of incorporation by adoption of a board resolution followed by a majority vote of shareholders, unless the articles of incorporation require a larger percentage. In addition, shareholders owning 3% or more of the voting power of shares entitled to vote may propose an amendment to the articles of incorporation and submit the amendment to shareholders for approval, and the amendment may be adopted by a majority vote without board approval. If the articles provide for a larger proportion or number to transact a specified type of business at a meeting, the affirmative vote of that larger proportion or number is necessary to amend the articles to decrease the proportion or number necessary to transact the business.

Delaware law provides that a corporation may amend its certificate of incorporation by adoption of a board resolution followed by the affirmative vote of the majority of shareholders. If an amendment directly affects the shares of a class or series of stock, the holders of the class or series are entitled to vote on the amendment as a class, unless the certificate of incorporation opts out of the separate class vote for increases or decreases in the number of authorized shares of any class of stock. If a certificate of incorporation requires a greater vote for action by the board of directors, shareholders or other security holders than otherwise required under Delaware law, the provision requiring the greater vote may be amended only by that greater vote.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.

The Delaware Certificate of Incorporation and Delaware Bylaws will be substantially identical to the Minnesota Articles of Incorporation and Minnesota Bylaws with respect to amendments to the certificate of incorporation, except that shareholders do not have the power to unilaterally propose amendments to the Delaware Certificate of Incorporation under Delaware law.

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Insignia Minnesota	Insignia Delaware
Amendment of Bylaws	Amendment of Bylaws

Minnesota law provides that shareholders holding 3% or more of the voting power of the shares entitled to vote may propose an amendment to the bylaws and submit the amendment to shareholders for approval, and the amendment may be adopted by a majority vote without board approval.

Minnesota law also provides that the board may adopt, amend or repeal the bylaws, subject to the power of the shareholders as described above. After the adoption of the initial bylaws, the board may not adopt, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors.

Delaware law provides that a corporation’s shareholders may adopt, amend or repeal the corporation’s bylaws without board approval. If permitted by a corporation’s certificate of incorporation, the corporation’s directors may amend or repeal the bylaws, subject to the shareholders’ power to amend or repeal the bylaws. A bylaw amendment adopted by shareholders which specifies the votes necessary for director elections cannot be amended or repealed by the board of directors.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.

The Delaware Certificate of Incorporation and Delaware Bylaws will give the Board the authority to adopt, amend or repeal the bylaws. In addition, shareholders will be entitled to amend the Delaware Bylaws. Unlike the Minnesota Bylaws, a shareholder will not be required to own any minimum amount of Insignia Delaware stock in order to propose a binding amendment to the Delaware Bylaws.

Board or Committee Action by Written Consent	Board or Committee Action by Written Consent

The Minnesota Bylaws provide that any action of the Board of Directors, or any committee of the Board, which may be taken at a meeting thereof, may be taken without a meeting if authorized by a writing signed by all of the directors, or in cases where the action need not be approved by the shareholders, by a written action signed by the number of directors that would be required to take the same action at a meeting of the Board or a committee thereof at which all directors were present.

The Delaware Bylaws will permit the Board of Directors to take any action by written consent, except that any such action must be unanimous under Delaware law.

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Insignia Minnesota	Insignia Delaware
Interested Party Transactions	Interested Party Transactions

Minnesota law provides that a contract or transaction between a corporation and one or more of its directors, or between a corporation and any other entity in which one or more of its directors are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if:

(a)  the contract or transaction was fair and reasonable as to the corporation at the time it was approved (the person asserting the validity of the contract or transaction has the burden of proof);

(b)  the material facts as to the contract or transaction and as to the director’s interest are fully disclosed or known to the holders of all outstanding shares, whether or not entitled to vote, and the contract or transaction is approved in good faith by (i) the holders of 2/3rds of the voting power of the shares entitled to vote (excluding shares owed by the interested director), or (ii) the unanimous affirmative vote of the holders of all outstanding shares, whether or not entitled to vote; or

(c)  the material facts as to the contract or transaction and as to the director’s interest are fully disclosed or known to the board or a committee, and the board or committee authorizes, approves, or ratifies the contract or transaction in good faith by a majority of the disinterested directors or committee members (even if these directors are less than a quorum).

Delaware law provides that a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if:

(a) the material facts of the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed to or known by the board or committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of the majority of the disinterested directors (even if these directors are less than a quorum);

(b) the material facts of the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed to or known to the shareholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or

(c) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws will not vary from Delaware law.
Dissent and Appraisal Rights	Dissent and Appraisal Rights

Minnesota law provides that appraisal rights are available in the event of: (a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects certain rights or preferences of a shareholder; (b) a sale of all or substantially all the corporation’s assets; (c) a statutory merger; (d) a plan of exchange; (e) a plan of conversion; (f) an amendment to the articles in connection with a combination of shares and cash in lieu of fractional shares; and (g) any other corporate action taken by a shareholder vote which directs that dissenting shareholders may obtain payment for their shares; provided, that, unless the articles, the bylaws, or a resolution approved by the board provides otherwise, appraisal rights do not apply to a shareholder of shares not entitled vote on the merger or exchange.

In addition, except in the case of a statutory short-form merger under Minnesota law, appraisal rights do not apply to shares of any class or series that is listed on a national securities exchange so long as the shareholder receives in exchange for such shares, publicly traded shares listed on a national securities exchange or cash in lieu of fractional shares.

Delaware law provides that appraisal rights are available only in connection with statutory mergers or consolidations, or an amendment of a corporation’s certificate of incorporation to cause it to become a public benefit corporation. In addition, in the case of most mergers, unless the certificate of incorporation provides otherwise, shareholders do not receive appraisal rights for any class or series of stock (a) listed on a national securities exchange or (b) that has more than 2,000 shareholders, except if shareholders are required to accept anything other than (i) shares of the corporation surviving or resulting from the merger or consolidation, (ii) shares of any other corporation which at the effective time of the merger or consolidation are either listed on a national securities exchange or that has more than 2,000 shareholders, (iii) cash in lieu of fractional shares, or (iv) any combination of the foregoing shares and cash in lieu of fractional shares.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws will not vary from Delaware law.
Sale of Assets; Dissolution; Winding Up	Sale of Assets; Dissolution; Winding Up

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Insignia Minnesota	Insignia Delaware

Minnesota law provides that the holders of a majority of the voting power of the outstanding voting stock of a corporation must vote to approve (a) the disposition of substantially all of the corporation’s property and assets not in the usual and regular course of its business, and (b) the dissolution of the corporation.

Delaware law provides that the holders of a majority of the outstanding voting stock of a corporation must vote to approve (a) the disposition of all or substantially all of a corporation’s property and assets, and (b) the dissolution of the corporation, unless a greater vote is provided for in the certificate of incorporation.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws will not vary from Delaware law.
Limitation on Personal Liability of Directors	Limitation on Personal Liability of Directors

Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles. Such articles may not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) for illegal distributions, (d) for any transaction from which the director derived an improper personal benefit, or (e) for any act or omission occurring prior to the date when the provision in the articles eliminating or limiting liability becomes effective.

Delaware law provides that a corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation and its shareholders for monetary damages for breach of fiduciary duty as a director. Delaware law currently provides that this limitation of liability does not apply to liability (a) for breach of the director’s duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) illegal distributions to shareholders or unlawful stock repurchases, or (d) for any transaction from which the director derived any improper personal benefit.

The Minnesota Bylaws provide that no director shall be personally liable to the corporation or to its shareholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the laws of the State of Minnesota as the same may exist or may hereafter be amended.

The Delaware Certificate of Incorporation will provide that no director of Insignia Delaware will be personally liable to Insignia Delaware or its shareholders for monetary damages for breach of fiduciary duty as a director to the extent permitted by Delaware law.

Limitation on Personal Liability of Officers	Limitation on Personal Liability of Officers

Minnesota law does not include provisions providing that a corporation may eliminate or limit an officer’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as an officer.

Delaware law provides that a corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of an officer to the corporation and its shareholders for monetary damages for breach of fiduciary duty as an officer. Delaware law currently provides that this limitation of liability does not apply to liability (a) for breach of the officer’s duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the officer derived any improper personal benefit or (d) in any action by or in the right of the corporation.

Assuming the Exculpation Proposal is approved by shareholders, the Delaware Certificate of Incorporation will include the Officer Exculpation Provision (as defined in the Exculpation Proposal). If the Exculpation Proposal is not approved by shareholders, the Delaware Certificate of Incorporation will omit the Officer Exculpation Provision.

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Insignia Minnesota	Insignia Delaware
Indemnification of Directors and Officers	Indemnification of Directors and Officers

Minnesota law provides that, unless prohibited by the articles or bylaws, a corporation must indemnify a person made or threatened to be made a party to a proceeding because of the person’s former or present official capacity in the corporation against judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person:

(a) has not been indemnified by another organization or employee benefit plan for the costs incurred by the person in connection with the proceeding with respect to the same acts or omissions;

(b) acted in good faith;

(c) received no improper personal benefit and, if applicable, the interested party transaction statute, summarized above, has been satisfied;

(d) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and

(e) in the case of acts or omissions occurring in the official capacity, reasonably believed that the conduct was in the best interests of the corporation, or in the case of acts or omissions, reasonably believed that the conduct was not opposed to the best interests of the corporation.

The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, establish that the person did not meet the criteria set forth above.

Delaware law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person:

(a) acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and

(b) with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

With respect to actions by or in the right of the corporation, no indemnification may be made in respect of any claim, issue or matter as to which a person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws will require that Insignia Delaware indemnify directors and officers to the fullest extent permitted or required by law.
Advancement of Expenses	Advancement of Expenses

Minnesota law provides that, unless prohibited by the articles or bylaws, if a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the corporation, to payment or reimbursement by the corporation of reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in advance of the final disposition of the proceeding (a) upon receipt by the corporation of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth above has been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the corporation if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification as described above.

Delaware law provides that expenses incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

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Insignia Minnesota	Insignia Delaware
The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.

The Delaware Certificate of Incorporation will provide for the advancement of expenses to directors and officers to the extent permitted by law; provided, however, that if Delaware law so requires, the director or officer will deliver to Insignia Delaware an undertaking by or on behalf of the director or officer to repay, without interest, the amount if it is ultimately determined that he or she is not entitled to be indemnified by Insignia Delaware. A director’s or officer’s right to advancement of expenses is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that he or she is entitled to indemnification with respect to the action, suit or proceeding.

Exclusive Jurisdiction	Exclusive Jurisdiction
The Minnesota Articles of Incorporation and Minnesota Bylaws do not contain an exclusive jurisdiction provision.

Assuming the Exclusive Forum Proposal is approved by shareholders, the Delaware Bylaws will contain the Exclusive Forum Provision (as defined in the Exclusive Forum Proposal), which will specify that the U.S. federal district courts will be the sole and exclusive forum for any action arising under the Securities Act of 1933 and a state court located within the State of Delaware is the sole and exclusive forum for the Delaware Law Claims (as defined in the Exclusive Forum Proposal). If the Exclusive Forum Proposal is not approved by shareholders, the Delaware Bylaws will omit the Exclusive Forum Provision.

Authorized Shares; Dividends
Authorized Shares	Authorized Shares
The Minnesota Articles of Incorporation authorize 5,714,285 shares of common stock and no shares of preferred stock.

The Delaware Certificate of Incorporation will be substantially identical to the Minnesota Articles of Incorporation; it will authorize 5,714,285 shares of common stock and no shares of preferred stock.

Declaration and Payment of Dividends	Declaration and Payment of Dividends

Minnesota law provides that before making a distribution in the form of a dividend or share repurchase, the corporation’s board of directors must determine whether the corporation can pay its debts in the ordinary course of business after making the distribution. When making the determination, the directors must act under the duty of care and loyalty as specified by law, and based on financial information prepared according to accounting methods, a fair valuation or other method reasonable in the circumstances. In addition, a distribution may be made to the holders of a class or series of shares only if: (a) all amounts payable to the holders of shares having a preference for the payment of that kind of distribution, except those holders who have waived such rights, are paid; and (b) the payment of the distribution does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of shares having preferential rights, except as otherwise permitted under Minnesota law.

Delaware law provides that unless further restricted by the certificate of incorporation, a corporation may declare and pay dividends (a) out of surplus (as defined under Delaware law), or (b) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, but only if the capital of the corporation (as defined under Delaware law) is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law sets forth certain restrictions on the purchase or redemption of its shares of capital stock, including that any such purchase or redemption may be made only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Personal liability for directors for failure to meet the above standard has a two-year statute of limitations.	Personal liability for directors for failure to meet the above standard has a six-year statute of limitations.

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Insignia Minnesota	Insignia Delaware

The Minnesota Articles of Incorporation do not vary from Minnesota law. The Minnesota Bylaws provide that the Board of Directors may, subject to the provisions of law, authorize the acquisition of the corporation’s shares and may authorize distribution whenever and in such amounts as, in its opinion, the condition of the affairs of the corporation shall render it advisable.

The Delaware Certificate of Incorporation will not vary from Delaware law. The Delaware Bylaws will provide that the Board shall have the authority to declare dividends and other distributions to the extent permitted by law.

Anti-Takeover Statute
Business Combination Statute	Business Combination Statute

Minnesota law provides that a corporation with a class of equity securities registered pursuant to Section 12 of the Exchange Act is prohibited from conducting a business combination with, proposed by or on behalf of an interested shareholder (or any affiliate or associate of any interested shareholder) for four years after the shareholder became an interested shareholder unless either the business combination or the interested shareholder’s acquisition of shares was approved by a committee of disinterested directors before the shareholder became an interested shareholder.

An interested shareholder is either (a) a shareholder who directly or indirectly owns 10% or more of the voting power of the corporation’s outstanding shares, or (b) an affiliate who at any time within the past four years owned 10% or more of the voting power of the corporation’s outstanding shares.

If a good faith definitive proposal regarding a business combination or share acquisition is made in writing to the board, a committee of disinterested directors must consider and take action on the proposal and respond in writing within 30 days setting forth its decision regarding the proposal.

Delaware law provides that a corporation that is listed on a national securities exchange or that has more than 2,000 shareholders is not permitted to engage in a business combination with any interested shareholder for three years after the person became an interested shareholder, unless (a) before the person became an interested shareholder, the board of directors approved either the transaction resulting in a person becoming an interested shareholder or the business combination, (b) upon consummating the transaction which resulted in the person becoming an interested shareholder, the interested shareholders owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans), or (c) on or after the date the person becomes an interested shareholder, the business combination is approved by the board of directors and at an annual or special meeting of shareholders by the affirmative vote of at least 66-2/3% of the corporation’s outstanding voting stock which is not owned by the interested shareholder.

An interested shareholder generally is a person who owns

15% or more of the outstanding shares of a corporation’s voting stock. These provisions do not apply, among other exceptions, if (i) the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by these provisions or (ii) the corporation, by action of its shareholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions, which action must be approved by the affirmative vote of a majority of the shares entitled to vote.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws will not vary from Delaware law.
Control Share Acquisition Statute	Control Share Acquisition Statute

Minnesota law provides that a shareholder who holds over certain thresholds (20%, 33.33% or 50%) of the outstanding shares of a public corporation is restricted from voting its shares that exceed the applicable threshold of the corporation’s outstanding voting shares until special shareholder approval is obtained or other conditions are satisfied. A Minnesota corporation may opt out of the control share acquisition statute in its articles or bylaws.

Delaware does not have a control share acquisition statute.
The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws will not vary from the Delaware statutory approach and thus do not impose any control share acquisition restrictions.

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Insignia Minnesota	Insignia Delaware
Other Constituency Provision	Other Constituency Provision

Minnesota law provides that in discharging the duties of the position of director, a director may consider the best interests of constituencies other than shareholders, including the interests of the corporation’s employees, customers, suppliers, and creditors, the economy of Minnesota and the nation, community and societal considerations, and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

Delaware law does not have an “other constituency provision.” Delaware case law indicates that other constituencies may be considered by the board of directors when evaluating a takeover offer, but enhancing value to shareholders should be the board’s primary consideration, and in some instances, their exclusive consideration.

The Minnesota Articles of Incorporation and Minnesota Bylaws do not vary from Minnesota law.	The Delaware Certificate of Incorporation and Delaware Bylaws do not explicitly permit the consideration of other constituencies by the Board.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reincorporation to holders of our common stock. This summary is not a comprehensive description of all of the U.S. federal income tax consequences of the Reincorporation that may be relevant to holders, including holders that are subject to special tax rules. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and non-income tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction.

The Reincorporation provided for in the Plan of Conversion is intended to be a “reorganization” under Section 368(a) of the U.S. Internal Revenue Code (the “Code”). Assuming the Reincorporation qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, and subject to the qualifications and assumptions described in this proxy statement: (a) holders of Insignia Minnesota common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (b) the aggregate tax basis of shares of Insignia Delaware common stock held by a holder immediately following consummation of the Reincorporation will be equal to the aggregate tax basis of the shares of Insignia Minnesota common stock held by a holder immediately before consummation of the Reincorporation, and (c) the holding period for the shares of Insignia Delaware common stock held by a holder following the Reincorporation will include the holding period of Insignia Minnesota common stock converted therefor. The Reincorporation is not intended to be deemed (a) a change of control or similar transaction or (b) a reorganization for any other purpose other than under Section 368(a) of the Code.

Accounting Consequences Associated with the Reincorporation

We expect that the Reincorporation will have no effect on the Company from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the historical financial statements of the Company, which have previously been reported to the SEC on our periodic reports, as of and for all periods through the date of this proxy statement, will remain the financial statements of Insignia Delaware following the Reincorporation.

Effect of Vote for the Reincorporation Proposal

A vote in favor of this proposal is a vote in favor of the Reincorporation and the Plan of Conversion, which will authorize us to file the Minnesota Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation, and adopt the Delaware Bylaws.

Effect of Not Obtaining Required Vote for Approval of the Reincorporation Proposal

If we fail to obtain the requisite vote of shareholders for approval of this proposal, the Reincorporation will not occur and the Company will continue to be incorporated in Minnesota and governed by Minnesota Law, the Minnesota Articles of Incorporation and the Minnesota Bylaws.

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Vote Required

This proposal requires an affirmative vote of the holders of a majority of our outstanding common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE REINCORPORATION PROPOSAL

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PROPOSAL NINE –

ADOPTION OF AN EXCLUSIVE FORUM PROVISION IN THE DELAWARE BYLAWS

In conjunction with its review and approval of Proposal 8, the Reincorporation Proposal, our Board has approved and recommends that our shareholders approve the adoption of an exclusive forum provision in the Delaware Bylaws which would specify that the U.S. federal district courts will be the sole and exclusive forum for any action arising under the Securities Act of 1933 (the “Federal Forum Provision”) and a state court located within the State of Delaware is the sole and exclusive forum for the Delaware Law Claims, as defined below (the “Delaware Forum Provision” collectively, the “Exclusive Forum Provision”).

Assuming that shareholders approve this proposal and the Reincorporation becomes effective, the principal effects will be that unless the Company consents in writing to an alternative forum:

•	the U.S. Federal district courts will be, to the fullest extent permitted by law, the sole and exclusive forum for any action asserting a claim arising under the Securities Act of 1933; and

•

the state court located within the State of Delaware will be the sole and exclusive forum for all claims for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our directors or officers to us or our shareholders; (iii) any action asserting a claim against us or any of our directors or officers arising pursuant to any provision of the DGCL, the Delaware Certificate of Incorporation, or the Delaware Bylaws; or (iv) any other action asserting a claim against us or any of our directors or officers that is required by applicable law (clauses (i) – (iv), the “Delaware Law Claims”) to be brought within the State of Delaware.

Certain Risks Associated with the Exclusive Forum Provision

Notwithstanding our belief as to the benefits to our shareholders of the Exclusive Forum Provision, there can be no assurance that the Exclusive Forum Provision will result in the benefits discussed in this proxy statement, including the benefits of avoiding potentially duplicative and costly litigation matters or the greater expertise of the designated courts.

Reasons for the Exclusive Forum Provision

Reasons for Federal Forum Provision – Minimizing Duplicative or Inconsistent Judgments

We believe that the Federal Forum Provision is in the best interests of the Company. Our Board considered a number of factors prior to recommending the Federal Forum Provision as a prudent and proactive means for managing this type of potential litigation and to promote efficient and consistent resolutions in the event this type of litigation arises, including: (i) the potential for costly, duplicative litigation involving multiple lawsuits in multiple jurisdictions regarding essentially the same claims under the Securities Act of 1933, which could result in increased litigation expenses and greater uncertainty regarding outcomes that may be inconsistent when two or more similar cases proceed in different courts; (ii) the experience and expertise of the U.S. federal district courts in addressing issues and claims under the Securities Act of 1933 and federal case law regarding the same; (iii) the risk that a state court may not interpret or apply federal law, specifically the Securities Act of 1933, in the same manner as the U.S. federal district courts would be expected to do, or may handle procedural aspects differently than the U.S. federal district courts would be expected to do; (iv) the benefits of adopting the Federal Forum Provision when the Company is not facing any actual or threatened shareholder lawsuits under the Securities Act of 1933; and (v) the views of proxy advisors and certain institutional investors with respect to federal forum provisions. Moreover, the Federal Forum Provision would not specify any particular U.S. federal district court as the exclusive forum for claims under the Securities Act of 1933, so a plaintiff could select, on the basis of convenience or for other reasons, the U.S. federal district courts in any state as the forum for any such claim. The Federal Forum Provision gives us the flexibility to consent to an alternative forum when we deem appropriate. In addition, we are not proposing the Exclusive Forum Provision in anticipation of any specific litigation confronting the Company, the Exclusive Forum Provision is being proposed on a prospective basis to help mitigate potential future harm to the Company and its shareholders.

Reasons for the Delaware Forum Provision – Predictable Corporate Law and Proactive Courts

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We believe that the Delaware Forum Provision is in the best interests of the Company and will help maximize shareholder value by allowing us to be able to draw upon Delaware’s well-established principles of corporate governance in making business and legal decisions. The Delaware legislature is sensitive to issues of corporate law and responsive to developments in modern corporate law. Delaware’s specialized Chancery Court deals almost exclusively with corporate law and has streamlined procedures and processes to provide relatively quick decisions. In addition, the Delaware Supreme Court, the only Delaware appeals court, is highly regarded. These courts have considerable expertise in dealing with corporate issues and have developed a substantial and influential body of corporate case law. Further, we believe that shareholders and the Company will benefit from the responsiveness of the Delaware courts. Therefore, the prominence, predictability and proactivity of the Delaware courts provides a reliable forum where our governance decisions can be based and litigated.

Effect of the Exclusive Forum Provision

If Proposal 8, the Reincorporation Proposal, and this proposal are approved, the Exclusive Forum Provision will affect a change in the legal forum for claims under the Securities Act of 1933 and all Delaware Law Claims and become effective upon the filing and effectiveness of the Minnesota Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Although we could adopt the Exclusive Forum Provision without obtaining shareholder approval, we determined that it would be in the best interests of the Company and our shareholders, and consistent with our commitment to strong corporate governance practices, for our shareholders to have the opportunity to consider and act upon the Exclusive Forum Provision.

Effect of Vote for the Exclusive Forum Provision

A vote in favor of this proposal is a vote in favor of the Exclusive Forum Provision, which will authorize us to adopt the Exclusive Forum Provision in the Delaware Bylaws, assuming that Proposal 8, the Reincorporation Proposal, is approved.

Effect of Not Obtaining Required Vote for Approval of the Exclusive Forum Provision

Assuming that Proposal 8, the Reincorporation Proposal, is approved, if we fail to obtain the requisite vote of shareholders for approval of this proposal, the Exclusive Forum Provision will not be included in the Delaware Bylaws.

Vote Required

This proposal requires an affirmative vote of a majority of our outstanding common stock. If this proposal is approved by our shareholders, it will be implemented only if Proposal 8, the Reincorporation Proposal, is also approved. Accordingly, even if this proposal is approved by our shareholders, it will not be implemented unless Proposal 8, the Reincorporation Proposal, is also approved by our shareholders at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE EXCLUSIVE FORUM PROPOSAL

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PROPOSAL TEN –

ADOPTION OF AN OFFICER EXCULPATION PROVISION IN THE DELAWARE CERTIFICATE OF INCORPORATION

In conjunction with its review and approval of Proposal 8, the Reincorporation Proposal, our Board has approved and recommends that our shareholders approve a proposal to include in the Delaware Certificate of Incorporation provisions that expand exculpation to certain officers of the Company in specific circumstances, to the extent permitted by Delaware law (the “Officer Exculpation Provision”).

Background

Until August 1, 2022, the DGCL limited exculpation to directors alone. However, recently enacted legislation in the State of Delaware permits Delaware corporations to include a provision in their certificates of incorporation to exculpate certain officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions.

As amended, Section 102(b)(7) of the DGCL only permits exculpation for direct claims brought by shareholders for breach of an officer’s fiduciary duty of care, including class actions, and accordingly would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by shareholders in the name of the corporation. The Officer Exculpation Provision would not limit the liability of officers for any breach of the duty of loyalty to the Company or our shareholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, and any transaction from which the officer derived an improper personal benefit. The Officer Exculpation Provision is similar to the limitations of liability currently afforded to our directors, under the Company’s Minnesota Articles of Incorporation. The rationale for limiting the scope of our officers’ liability, as further described below, is to strike a balance between shareholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf.

Reasons for the Officer Exculpation Amendment

As part of the Board’s ongoing evaluation of the corporate governance structures and practices of the Company, we considered the benefits and detriments of eliminating personal liability of certain of our officers under certain circumstances. We believe that shareholders and the Company will benefit from the inclusion of the Officer Exculpation Provision and have included a summary below of the principal factors the Board considered in electing to pursue the Officer Exculpation Provision.

Enhanced Ability to Attract and Retain Officers

Adopting the Officer Exculpation Provision would enable our officers to exercise their business judgment in furtherance of our shareholders’ interests without the potential distraction of risking personal liability. An officer’s role often requires them to make decisions on crucial matters and in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability based on hindsight, especially in the current litigious environment and regardless of merit. Further, enhancing our ability to retain and attract experienced officers is in the best interests of the Company and we should seek to assure such persons that exculpation under certain circumstances is available. We believe that failing to adopt the Officer Exculpation Provision could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

Addressing Rising Litigation and Insurance Costs for Shareholders

Prior to the amendment of Section 102(b)(7) of the DGCL, Delaware law permitted Delaware corporations to exculpate directors from personal liability for monetary damages associated with breaches of the duty of care, but that protection did not extend to a Delaware corporation’s officers. Consequently, shareholder plaintiffs have employed the tactic of bringing certain claims that would otherwise be exculpated if brought against directors against individual officers to avoid dismissal of such claims. The amendment to Section 102(b)(7) of the DGCL was adopted to address inconsistent treatment between officers and directors and address rising litigation and insurance costs for shareholders. Accordingly, the Officer Exculpation Provision will align the protections available to our directors with those available to our officers. Further, the Officer Exculpation Provision will not negatively impact shareholder rights, considering the narrow class and type of claims for which officers’ liability would be exculpated. In addition, we are not proposing the Exculpation Provision in anticipation of any specific litigation confronting the Company, the Exculpation Provision is being proposed on a prospective basis to help mitigate potential future harm to the Company and its shareholders.

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Accordingly, the benefits we believe would accrue to the Company and our shareholders in the form of an enhanced ability to attract and retain talented officers and addressing rising litigation and insurance costs for shareholders, the Board recommends that our shareholders approve the Officer Exculpation Provision as described herein.

Effect of the Officer Exculpation Provision

If Proposal 8, the Reincorporation Proposal, and this proposal are approved by our shareholders, the Officer Exculpation Provision will affect a change in the liability of the Company’s officers consistent with the protections currently afforded to our directors and become effective upon the filing and effectiveness of the Minnesota Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

The Officer Exculpation Provision will not be retroactive to any act or omission occurring prior to its effective date. Further, the exculpation would only apply to certain officers, namely a person who (during the course of conduct alleged to be wrongful) (i) is or was president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) is or was identified in the Company’s public filings with the SEC as one of the most highly compensated executive officers of the Company; or (iii) has, by written agreement with the Company, consented to be identified as an officer for purposes of accepting service of process.

Effect of Vote for the Officer Exculpation Provision

A vote in favor of this proposal is a vote in favor of the Officer Exculpation Provision, which will authorize us to adopt the Officer Exculpation Provision in the Delaware Certificate of Incorporation, assuming that Proposal 8, the Reincorporation Proposal, is approved.

Effect of Not Obtaining Required Vote for Approval of the Officer Exculpation Provision

Assuming that Proposal 8, the Reincorporation Proposal, is approved, if we fail to obtain the requisite vote of shareholders for approval of this proposal, the Officer Exculpation Provision will not be included in the Delaware Certificate of Incorporation.

Vote Required

This proposal requires an affirmative vote of a majority of our outstanding common stock. If this proposal is approved by our shareholders, it will be implemented only if Proposal 8, the Reincorporation Proposal, is also approved. Accordingly, even if this proposal is approved by our shareholders, it will not be implemented unless Proposal 8, the Reincorporation Proposal, is also approved by our shareholders at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE EXCULPATION PROPOSAL

81

 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

OUR NON-BANK LENDING BUSINESS

We are building a scalable non-bank lending platform to purchase existing loans or originate and fund new loans, all of which will be secured by collateral (individually or collectively, the “Secured Loans”).

Initially, we intend to focus on loans secured by real estate, primarily for agricultural purposes. We expect to expand our product offerings over time as we identify needs and opportunities in the marketplace for loans generally. Our plan, therefore, is to build a portfolio of well-secured loans, with a portion of the credit risk being participated to third parties in most cases, to maintain a low net loss experience and to charge fully compensatory rates and fees.

The primary sources of revenue from our Non-Bank Lending Business are expected to consist of:

•	interest income earned on assets on the balance sheet, including but not limited to Secured Loans, net of related funding costs and interest payments; and

•	fee income generated from origination and servicing of Secured Loans.

We are building our strategy and long-term growth initiatives upon a few fundamental factors:

•	streamlined systems and processes to support the growth of our core business through connecting customers with competitive funding;

•	establishment of market presence through direct marketing, purchase of existing loan portfolios, and/or third-party origination agreements;

•	development of long-term customer relationships;

•	creation of customized niche products and solutions to support identified customer needs and opportunities in the marketplace;

•	effective capital and funding structures to maximize returns;

•	development of mutually beneficial funding and origination partner relationships to expand Company loan volumes and margins over time; and

•	evaluation of strategic acquisition(s) that align with our initiatives.

We face competition from other entities that originate, purchase, securitize, or provide financing for Secured Loans. These entities include commercial and investment banks, insurance companies, Farm Credit System institutions, and financial funds.

We plan to compete by controlling overhead costs and by sourcing competitive cost of funds to blend with equity capital to provide flexible financing options and products designed to meet the varied needs of our customers.

The relative competitiveness of our loan rates and our ability to grow loan volume are affected by many factors, including:

•	demand for the lending products we offer;

•	available capital; and

•	liquidity and cost of funds from third-party funding sources.

82

 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

EQUITY COMPENSATION PLAN INFORMATION

The following table presents certain information regarding our equity compensation plans, the 2013 Omnibus Stock and Incentive Plan (the “2013 Plan”), the 2018 Plan and our Employee Stock Purchase Plan, as of December 31, 2022.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	20,334(1)	$14.17	115,773(2)
Equity compensation plans not approved by security holders	–	–	–
Total	27,993	$14.17	115,773

_________________________

(1)	Includes 16,433 awards under the 2018 Plan and 3,901 awards under the 2013 Plan. We ceased issuing awards under the 2013 Plan upon approval of the 2018 Plan in 2018.

(2)

Includes 23,283 shares available for issuance under our Employee Stock Purchase Plan and 92,490 shares available for issuance pursuant to future awards under the 2018 Plan. The Company maintains the Employee Stock Purchase Plan, pursuant to which eligible employees, including named executive officers, can contribute up to ten percent of their base pay per year to purchase shares of Common Stock. The shares are issued by the Company at a price per share equal to 85% of market value on the first day of the offering period or the last day of the plan year, whichever is lower.

83

 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information provided to the Company as to the beneficial ownership of common stock as of June 12, 2023, by: (i) persons known to the Company to hold 5% or more of such stock; (ii) each of the directors and nominees of the Company; (iii) each of the Named Executive Officers; and (iv) all directors, nominees and current executive officers as a group. The address of each director and executive officer is 212 Third Avenue N, Suite 356, Minneapolis, Minnesota 55401. Beneficial ownership includes shares available for purchase under options and subject to settlement under restricted stock units within 60 days after June 12, 2023. Unless otherwise indicated, each person had sole voting power and sole investment power for all such shares beneficially held.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)		Percent of Shares
Directors, Nominees and Named Executive Officers
Kristine A. Glancy	44,463	(b)	2.5%
Adam D. May	16,228	(c)	*
Zackery A. Weber	9,693	(d)	*
Jacob J. Berning	16,523	(e)	*
Mary H. Herfurth	–		–
Chad B. Johnson	7,462	(e)	*
Mark R. Jundt	–		–
Matthew R. Kelly	–		–
Daniel C. Philp	–		–
Nicholas J. Swenson	214,456	(e)(f)	11.8%
Loren A. Unterseher	13,373	(e)	*
All current directors, nominees and executive officers as a group (12 persons)	322,198	(g)	17.6%

Significant Shareholders
Air T, Inc., et al. (the “Shareholder Group”)	701,275	(h)	38.9%
5930 Balsom Ridge Road
Denver, NC 28037
David E. Lazar	174,355	(i)	9.7%
Villa 1, 14-43rd Street, Jumeirah 2
Dubai, United Arab Emirates

_____________________________

* Less than one percent.
(a)

Does not include 11,039; 4,736; 581; 581; and 9,047 common stock equivalents held by Mr. Berning, Mr. Johnson, Mr. Jundt, Mr. Philp, and Mr. Unterseher, respectively, under the Insignia Systems Inc. Deferred Compensation Plan for Directors. These common stock equivalents carry no voting rights and the recipient does not have the right to acquire any underlying shares within 60 days of June 12, 2023.

(b)	Includes 7,712 shares subject to options.
(c)	Includes 1,938 shares subject to options.
(d)	Includes 1,463 shares subject to options.
(e)	Includes 1,562 shares underlying restricted stock units scheduled to vest upon the earlier of August 4, 2023 and the day before the annual meeting.
(f)

Includes 139,444 shares held indirectly through AO Partners I, L.P. (“AO Partners Fund”); 60,284 shares held indirectly through Groveland Capital LLC (“Groveland Capital”), and 11,428 shares held by Glenhurst Co. (“Glenhurst”). Mr. Swenson is the Managing Member of Groveland Capital and may direct Groveland Capital as to the vote and disposition of the shares it holds. Mr. Swenson is the Managing Member of AO Partners LLC (“AO Partners”), which is the General Partner of AO Partners Fund, and has the power to direct the affairs of AO Partners Fund, including the voting and disposition of shares held in the name of AO Partners Fund. Mr. Swenson is the sole owner of Glenhurst, and he has the power to direct the affairs of Glenhurst, including the voting and disposition of shares held by Glenhurst.

(g)	Includes 11,113 shares subject to options and 6,248 shares underlying restricted stock units scheduled to vest upon the earlier of August 4, 2023 and the day before the annual meeting.
(h)

Includes all shares reported as beneficially owned by Mr. Swenson above. Remaining shares based on Amendment No. 16 to Schedule 13D filed with the SEC on October 15, 2021 by Air T, Inc., Groveland Capital, AO Partners Fund, AO Partners, Glenhurst, and Mr. Swenson, reporting ownership as of October 14, 2021. Mr. Swenson is the Chief Executive Officer and a director of Air T, Inc., which reported having sole dispositive and voting power over 486,819 shares and disclaims beneficial ownership of the securities held by Groveland, AO Partners Fund, AO Partners, Glenhurst and Mr. Swenson. Mr. Swenson disclaims beneficial ownership of the securities held by Air T, Inc. Shares, if any, held by the Shareholder Group as of the record date for the Annual Meeting in excess of the limitations established by the Minnesota Control Share Acquisition Act, Section 302A.671 of the Minnesota Statutes, may be subject to voting restrictions.

(i)	Based on Amendment No. 2 to Schedule 13D filed with the SEC on December 7, 2022.

84

 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The following is a summary of transactions since January 1, 2020 to which our Company has been a party and in which the amount involved exceeded $120,000, and in which any of our directors, executive officers, or beneficial owners of more than 10% of our capital stock had or will have a direct or indirect material interest, other than the compensation arrangements that are described under the heading “Executive Compensation” above. Except as disclosed below, there were no other such transactions and we do not have any currently proposed transaction or series of similar transactions.

Former Cooperation Agreement

The Company is party to a cooperation agreement (the “Cooperation Agreement”) with a group of shareholders consisting of Mr. Swenson, Air T, Inc., Groveland Capital LLC, AO Partners I, L.P., AO Partners LLC, and Glenhurst Co. (the “Shareholder Group”) dated October 11, 2021. On the same date, the Shareholder Group beneficially owned approximately 39.6% of the Company’s outstanding common stock. Pursuant to the Agreement, the Board increased its size to five and elected Mr. Swenson to fill the resulting vacancy, effective as of the same date. Subject to the Shareholder Group continuing to beneficially own at least 10% of the Company’s outstanding common stock, during the Standstill Period (defined below) the Shareholder Group (i) has the right to name a replacement if Mr. Swenson ceases to serve as a member of the Board (together with Mr. Swenson, the “Air T Nominee”) and (ii) must approve any person identified by the Board or its Governance, Compensation and Nominating Committee to fill the first vacancy created by the departure of any other current director. The Company also agreed to include the Air T Nominee with its director nominees for election at the Annual Meeting. The Shareholder Group has agreed to, among other things, ensure all shares beneficially owned are present and voted at the Annual Meeting in favor of the Company’s director nominees and to abide by customary standstill provisions through the conclusion of the Annual Meeting (the “Standstill Period”).

Related Person Transaction Approval Policy

The SEC has specific disclosure requirements covering certain types of transactions that we engage in with our directors, executive officers or other specified parties. The Company receives an informational questionnaire from each director, nominee for director, executive officer, and greater than five percent shareholder which contains information about related-party transactions between them and the Company. The Company’s Audit Committee Charter assigns to the Audit Committee the responsibility to review and approve all related-party transactions. The Audit Committee reviews each related-party transaction to determine that it is fair and reasonable to the Company, and that the price and other terms included in any transaction are comparable to the terms that would be included in an arms-length transaction between the Company and an unrelated third party.

OTHER MATTERS

Management of the Company knows of no matters other than the foregoing to be properly brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, then the shares represented by the proxies solicited by the Board may be voted by the persons named therein at their discretion.

SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

Proposals by shareholders (other than director nominations) that are submitted for inclusion in the Company’s proxy statement for its 2024 Annual Meeting of Shareholders must follow the procedures provided in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s Bylaws. To be timely, such proposals must be given, either by personal delivery or by United States mail, postage prepaid, to the Company’s Secretary on or before           , 2024. If the date of the 2024 Annual Meeting of Shareholders is more than 30 days before or after the anniversary of the 2023 Annual Meeting of Shareholders, then such notice will instead be timely only if delivered within a reasonable time before the Company begins to print and send its proxy materials.

If a shareholder intends to propose an item of business to be considered at an annual meeting of shareholders, but not have it included in the Company’s proxy statement, or if the shareholder intends to nominate a person for election as a director at an annual meeting of shareholders, then the shareholder must provide timely written notice of such proposal or nomination to the Company’s Secretary. To be timely under our Bylaws, such notice must be given, either by personal delivery or by United States mail, postage prepaid, to the Company’s Secretary not less than sixty days nor more than ninety days prior to a meeting date corresponding to the previous year’s annual meeting of shareholders. For the Company’s 2024 Annual Meeting of Shareholders, such notice must be given between           , 2024 and            , 2024 and must comply with all applicable statutes and regulations, as well as provide all information required pursuant to the Company’s Bylaws.

85

 PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than           , 2024.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding,” by which certain shareholders who do not participate in electronic delivery of proxy materials but who have the same address and appear to be members of the same family receive only one copy of our annual report and proxy statement. Each shareholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our annual meetings and our mailing and printing expenses.

If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the notice of internet availability or proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

ADDITIONAL INFORMATION

The Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2022, accompanies the delivery of this proxy statement and a copy of such annual report, as filed with the SEC, is also available on the SEC’s website, www.sec.gov, and our corporate website, www.insigniasystems.com. In addition, a copy of the Annual Report on Form 10-K, may be sent to any shareholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to Insignia Systems, Inc., 212 Third Avenue, N, Suite 356, Minneapolis, MN 55401.

By Order of the Board of Directors

Kristine Glancy
President, Chief Executive Officer and Secretary

Whether or not you plan to attend the meeting, vote your shares over the Internet or by telephone by following the instructions on the proxy notice, or, if the proxy materials were mailed to you, by completing, signing, dating and mailing the enclosed proxy card promptly in the envelope provided with the proxy card.

86

APPENDIX A

EXECUTION COPY

ASSET PURCHASE AGREEMENT

between

INSIGNIA SYSTEMS, INC.

and

TIMIBO LLC

_________________________

Dated as of May 24, 2023

i

ii

iii

Exhibit A Form of Support Agreement

Schedule 2.08(a) Unexecuted Program Methodology

iv

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”), dated as of May 24, 2023, is entered into between Insignia Systems, Inc., a Minnesota corporation (“Seller”), and TIMIBO LLC, a Minnesota limited liability company (“Buyer”).

RECITALS

WHEREAS, Seller is engaged in, among other things, the business of providing in-store advertising solutions to brands, retailers, shopper marketing agencies and brokerages (the “Business”);

WHEREAS, Seller wishes to sell and assign to Buyer, and Buyer wishes to purchase and assume from Seller, substantially all the assets and certain liabilities of the Business, subject to the terms and conditions set forth herein;

WHEREAS, the Board of Directors of Seller (the “Seller Board”) has unanimously (a) determined that this Agreement and the transactions and agreements contemplated by this Agreement (collectively, the “Transactions”), are fair to and in the best interests of Seller and its shareholders, (b) declared it advisable to enter into this Agreement and approved the execution, delivery, and performance of this Agreement, (c) approved and declared advisable the Transactions, and (d) resolved to recommend to Seller’s shareholders that they approve and authorize the Transactions at the Shareholder Meeting (as defined below);

WHEREAS, the Board of Governors of Buyer has unanimously approved this Agreement and the Transactions on the terms and subject to the conditions set forth in this Agreement and declared it advisable for Buyer to enter into this Agreement; and

WHEREAS, as a condition to Buyer’s willingness to enter into this Agreement, each Key Equityholder has entered into a Support Agreement effective as of the date hereof in substantially the form attached hereto as Exhibit A (the “Support Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

The following terms have the meanings specified or referred to in this ARTICLE I:

“Accounts Receivable” has the meaning set forth in Section 2.01(j).

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

1

“Agreement” has the meaning set forth in the preamble.

“Allocation Schedule” has the meaning set forth in Section 2.06.

“Acquisition Proposal” means any inquiry, offer or proposal, or any indication of interest in making an offer or proposal made by a Person or group, relating to (i) a single transaction or series of related transactions, which is or are structured to permit such Person or group to acquire beneficial ownership of (A) 20% or more of the consolidated total assets of Seller relating exclusively or primarily to the Business, or (B) consolidated total assets of Seller relating exclusively or primarily to the Business to which 20% or more of the Business’ revenues are attributable, (ii) a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, exchange offer, recapitalization, reorganization, share exchange, business combination or similar transaction involving Seller, (iii) any acquisition, in a single transaction or series of related transactions, of beneficial ownership of 20% or more of the total voting power or of any class of equity securities of Seller, or 20% or more of the consolidated total assets of Seller, in each case other than the Transactions or (iv) any tender offer or exchange offer in which any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) offers to acquire beneficial ownership, or the right to acquire beneficial ownership, of 20% or more of the outstanding equity securities of Seller, provided, however, that in no event shall any inquiry, offer or proposal, indication of interest or other action described in this definition constitute an Acquisition Proposal to the extent it (w) relates primarily or exclusively to a sale or other disposition or acquisition solely of any of the Excluded Assets, (x) has the primary purpose of raising funds, (y) results in holders of Seller Common Stock immediately prior to the transaction having the same proportionate ownership of securities after the transaction, including any reorganization, recapitalization, spin-off, merger or scheme of arrangement, or (z) specifically contemplates the Transactions.

“Assigned Contracts” has the meaning set forth in Section 2.01(b).

“Assignment and Assumption Agreement” has the meaning set forth in Section 3.02(a)(ii).

“Assignment and Assumption of Lease” has the meaning set forth in Section 3.02(a)(iii).

“Assumed Liabilities” has the meaning set forth in Section 2.03.

“Assumed Payables” has the meaning set forth in Section 2.03(a).

“Benefit Plan” has the meaning set forth in Section 4.15(a).

“Bill of Sale” has the meaning set forth in Section 3.02(a)(i).

“Bonus Escrow Amount” means $164,379.

2

“Bonus Payout” means an amount not to exceed the Bonus Escrow Amount equal to the sum of all escrowed bonus amounts for former employees of Seller identified in the Escrow Agreement (including any exhibit, schedule or supplement thereto) who are continuously employed by Buyer from the Closing Date through December 31, 2023.

“Books and Records” has the meaning set forth in Section 2.01(i).

“Business” has the meaning set forth in the recitals.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in Minneapolis, Minnesota are authorized or required by Law to be closed for business.

“Buyer” has the meaning set forth in the preamble.

“Buyer Benefit Plan” has the meaning set forth in Section 6.05(b).

“Buyer Closing Certificate” has the meaning set forth in Section 7.03(d).

“Buyer Indemnitees” has the meaning set forth in Section 8.02.

“Buyer’s Knowledge” means the actual knowledge  of Tim Koloski and Brian Koloski, without any duty of inquiry or investigation.

“Buyer Savings Plan” has the meaning set forth in Section 6.05(c).

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.

“Change of Recommendation” has the meaning set forth in Section 6.02(c)(ii).

“Closing” has the meaning set forth in Section 3.01.

“Closing Date” has the meaning set forth in Section 3.01.

“Closing Date Payment” has the meaning set forth in Section 2.05.

“Closing Indebtedness” means the aggregate Indebtedness of Seller (including principal, interest, prepayment penalties or fees, premiums, breakage amounts or other amounts payable in connection with prepayment) that remains unpaid as of the Closing.

“Closing Transaction Expenses” means the aggregate amount of Transaction Expenses that are unpaid as of immediately prior to Closing (but calculated to include any amounts that only become payable if the Closing occurs).

“Closing Unexecuted Program Adjustment” has the meaning set forth in Section 2.08(b).

3

“Closing Unexecuted Program Statement” has the meaning set forth in Section 2.08(b).

“Code” means the Internal Revenue Code of 1986, as amended.

“Colonial Lease” has the meaning set forth in Section 2.01(b).

“Common Stock” means Seller’s common stock, par value $0.01 per share.

“Confidentiality Agreement” means the Confidentiality and Non-Disclosure Agreement, dated as of March 31, 2022, between Buyer and Seller.

“Contracts” means all legally binding contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, undertakings, indentures, joint ventures and all other agreements, commitments and legally binding arrangements, whether written or oral.

“Data Room” means the electronic documentation site established by Firmex on behalf of Seller.

 “Direct Claim” has the meaning set forth in Section 8.05(c).

“Disclosure Letters” means the Disclosure Letters delivered by Seller and Buyer concurrently with the execution and delivery of this Agreement.

“Disputed Amounts” has the meaning set forth in Section 2.08(c)(ii).

“Dollars” or “$” means the lawful currency of the United States.

“Employees” means those Persons employed by Seller who worked primarily for the Business immediately prior to the Closing.

“Encumbrance” means any charge, claim, pledge, lien (statutory or other), security interest, mortgage, easement, encroachment, or other similar encumbrance.

“End Date” has the meaning set forth in Section 6.02(b).

“Environmental Claim” means any Governmental Order, action, suit, claim, investigation or other legal proceeding by any Person alleging Liability of whatever kind or nature (including Liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from: (a) the presence, Release of, or exposure to, any Hazardous Materials; or (b) any actual or alleged non-compliance with any Environmental Law or term or condition of any Environmental Permit.

4

“Environmental Law” means any applicable Law in effect as of the date of this Agreement, and any Governmental Order or binding agreement with any Governmental Authority in effect as of the date of this Agreement: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient or indoor air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act of 1910, as amended, 7 U.S.C. §§ 136 et seq.; the Oil Pollution Act of 1990, as amended, 33 U.S.C. §§ 2701 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.

“Environmental Notice” means any written directive, notice of violation or infraction, or notice respecting any Environmental Claim relating to actual or alleged non-compliance with any Environmental Law or any term or condition of any Environmental Permit.

“Environmental Permit” means any Permit, letter, clearance, consent, waiver, closure, exemption, decision or other action required under or issued, granted, given, authorized by or made pursuant to Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Escrow Account” means the account maintained by the Escrow Agent pursuant to the Escrow Agreement in respect of Seller’s obligations under ARTICLE VIII.

“Escrow Agent” means U.S. Bank National Association.

“Escrow Agreement” means that certain Escrow Agreement, among Buyer, Seller and the Escrow Agent.

“Escrow Amount” means the sum of (a) the Bonus Escrow Amount and (b) the Indemnity Escrow Amount.

“Estimated Unexecuted Program Adjustment” has the meaning set forth in Section 2.08(a).

“Estimated Unexecuted Program Statement” has the meaning set forth in Section 2.08(a).

5

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Assets” has the meaning set forth in Section 2.02.

“Excluded Liabilities” has the meaning set forth in Section 2.04.

“Executed Program” means any customer Contract of the Business in effect prior to the Closing that provides for an execution date prior to the Closing.

“Export/Import Laws” means, collectively, any laws, regulations, orders, and authorizations issued by a Governmental Authority applicable to the export or import of goods, technology or software, including without limitation the U.S. Export Administration Regulations (“EAR”) (15 C.F.R. §§ 768-799), the Homeland Security Act of 2002 and the U.S. Customs Regulations (19 C.F.R. §§ 1-199).

“Financial Statements” has the meaning set forth in Section 4.05(c).

“First Escrow Release Date” has the meaning set forth in Section 8.08(b).

“Flow of Funds Statement” has the meaning set forth in Section 2.05(b).

“Fraud” means, with respect to a party, an actual and intentional misrepresentation of a material existing fact with respect to the making of any representation or warranty in Article IV or Article V, made by such party, (a) with respect to Seller, to Seller's Knowledge or (b) with respect to Buyer, to Buyer's Knowledge, of its falsity and made for the purpose of inducing the other party to act, and upon which the other party justifiably relies with resulting Losses. For the avoidance of doubt, Fraud shall not include any claim for equitable fraud, constructive fraud, promissory fraud, unfair dealings fraud, fraud by reckless or negligent misrepresentations or any tort based on negligence or recklessness.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law) or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Hazardous Materials” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation and polychlorinated biphenyls.

6

“Immigration Laws” has the meaning set forth in Section 4.16(b).

“Indemnity Escrow Amount” means $200,000.

“Indemnified Party” has the meaning set forth in Section 8.05.

“Indemnifying Party” has the meaning set forth in Section 8.05.

“Indebtedness” means any Liability of Seller or relating to the Business under or for any of the following: (a) indebtedness for borrowed money; (b) payment obligation evidenced by a note, bond, debenture or similar instrument; (c) surety bond; (d) swap or hedging Contract; (e) capital lease (for the avoidance of doubt, this does not refer to any lease of any equipment); (f) purchase money mortgage, indenture, deed of trust or other purchase money lien or conditional sale or other title retention agreement; (g) indebtedness secured by any mortgage, indenture or deed of trust upon any asset; (h) deferred revenue or deferred advances; (i) liabilities with respect to, any unpaid payroll obligations, bonus, vacation or commission accrual for any Transferred Employee, including any payroll or employment Taxes payable by the Business or Seller in connection with the Business in connection with such amounts, measured as of the Closing Date; (j) any obligations secured by Encumbrances (other than Permitted Encumbrances) on any of the Purchased Assets; (k) interest, fee, penalty or other expense regarding any of the foregoing; and (l) all obligations of the type referred to in clauses (a) through (k) of other Persons for the payment of which the Business or Seller in connection with the Business is responsible or liable, as obligor, guarantor, surety or otherwise, including any guarantee of such obligations.

“Independent Accountants” has the meaning set forth in Section 2.08(c)(ii).

“Intellectual Property” means any and all of the following arising pursuant to the Laws of any jurisdiction throughout the world: (a) trademarks, service marks, trade names, and similar indicia of source of origin, all registrations and applications for registration thereof, and the goodwill connected with the use of and symbolized by the foregoing; (b) copyrights and all registrations and applications for registration thereof; (c) trade secrets and know-how; (d) patents and patent applications; (e) internet domain name registrations; and (f) other intellectual property and related proprietary rights.

“Intellectual Property Agreements” means all licenses, sublicenses and other agreements by or through which other Persons grant Seller or Seller grants any other Persons any exclusive or non-exclusive rights or interests in or to any Intellectual Property that is used exclusively in the Business.

“Intellectual Property Assets” means all Intellectual Property that is owned by Seller and exclusively used in connection with the Business, including the Intellectual Property Registrations set forth on Section 4.11(a) of the Disclosure Letters.

“Intellectual Property Registrations” means all Intellectual Property Assets that are subject to any issuance, registration, application or other filing by, to or with any Governmental Authority or authorized private registrar in any jurisdiction, including registered trademarks, domain names, and copyrights, issued and reissued patents and pending applications for any of the foregoing.

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“Inventory” has the meaning set forth in Section 2.01(a).

“Key Employees” means those Persons listed on Section 1.01(a) of the Disclosure Letters.

“Key Equity Holder” means those Persons listed on Section 1.01(b) of the Disclosure Letters.

“Knowledge of Seller” or “Seller’s Knowledge” or any other similar knowledge qualification, means the actual knowledge of those persons listed on Section 1.01(b) of the Disclosure Letters.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority (or under the authority of Nasdaq).

“Leased Real Property” means the real property that is the subject of any of the Leases, including any leasehold improvements related to such Lease.

“Leases” has the meaning set forth in Section 4.10(a).

“Liabilities” means any liability or obligation, whether asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise

“Losses” means losses, damages, Liabilities, costs or expenses, including reasonable attorneys’ fees; provided, however, that “Losses” shall not include punitive damages, except in the case of Fraud or to the extent actually awarded to a Governmental Authority or other third party.

“Made Available” means , with respect to documents and materials, that such documents or materials have been posted to the Data Room or otherwise provided to Buyer or its Representatives by Seller or its Representatives.

“Material Adverse Effect” means any event, occurrence, fact, condition, change or effect that is materially adverse to (a) the business, results of operations, financial condition or assets of the Business, taken as a whole, (b) the value of the Purchased Assets or (c) the ability of Seller to consummate the Transactions; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Business operates; (iii) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement or any action taken (or omitted to be taken) with the written consent of or at the written request of Buyer; (vi) any matter of which Buyer is aware on the date hereof; (vii) any changes in applicable Laws or accounting rules (including GAAP) or the enforcement, implementation or interpretation thereof; (viii) the announcement, pendency or completion of the Transactions, the result of which may include losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with Seller and the Business; (ix) any natural or man-made disaster or acts of God; (x) any epidemics, pandemics, disease outbreaks, or other public health emergencies; or (xi) any failure by the Business to meet any internal or published projections, forecasts or revenue or earnings predictions (provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded); provided further, however, that any event, occurrence, fact, condition, change or effect referred to in clauses (i) through (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred to the extent that such event, occurrence, fact, condition, change or effect has a disproportionate effect on the Business when compared to other companies operating in the industry.

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“Material Contract” means (a) any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC as determined as of the date of this Agreement, other than those agreements and arrangements described in Item 601(b)(10)(iii)) with respect to Seller) and (b) any other Contract that is material to the Business or the Purchased Assets, all of which are set forth on Section 4.07 of the Disclosure Letters.

“Material Customers” has the meaning set forth in Section 4.18(a).

“Material Suppliers” has the meaning set forth in Section 4.18(b).

“Nasdaq” means Nasdaq Capital Markets.

“Organizational Documents” means, with respect to any Person that is not a natural person, the articles of incorporation, certificate of incorporation, charter, bylaws, articles of formation, certificate of formation, operating agreement, certificate of limited partnership, partnership agreement, and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of such Person, including any amendments thereto or restatements thereof.

“Permits” means all permits, licenses, franchises, approvals, authorizations and consents required to be obtained from Governmental Authorities.

“Permitted Encumbrances” means (a) liens for Taxes not yet due and payable or being contested in good faith by appropriate procedures; (b) mechanics’, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the ordinary course of business; (c) easements, rights of way, zoning ordinances and other similar encumbrances affecting Leased Real Property; and (d) liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

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“Post-Closing Adjustment” has the meaning set forth in Section 2.08(b).

“Pre-Closing Tax Period” means any taxable period ending before the Closing Date and, the portion of any Straddle Period ending on the Closing Date and including the Closing Date.

“Proxy Statement” has the meaning set forth in Section 6.15(a).

“Purchase Price” has the meaning set forth in Section 2.05(a).

“Purchased Assets” has the meaning set forth in Section 2.01.

“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including, without limitation, ambient or indoor air, surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Resolution Period” has the meaning set forth in Section 2.08(c)(ii).

“Restricted Business” means any business competitive with the Business.

“Restricted Period” has the meaning set forth in Section 6.07.

“Restricted Territory” has the meaning set forth in Section 6.07(a)(i).

“Restricted Word” has the meaning set forth in Section 6.16.

“Retained Business” means Seller’s non-bank lending platform.

“Review Period” has the meaning set forth in Section 2.08(c)(i).

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” has the meaning set forth in Article IV.

“Second Escrow Release Date” has the meaning set forth in Section 8.08(c).

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” has the meaning set forth in the preamble.

“Seller Board” has the meaning set forth in the recitals.

“Seller Board Recommendation” has the meaning set forth in Section 6.15(a)

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“Seller Closing Certificate” has the meaning set forth in Section 7.02(d).

“Seller Common Stock” means Seller’s outstanding shares of Common Stock.

“Seller Data” means all data, databases, personally identifiable information, and associated files and documentation, that are used in or necessary for the conduct of the Business.

“Seller Financial Advisors” has the meaning set forth in Section 4.19.

“Seller Indemnitees” has the meaning set forth in Section 8.03.

“Seller Savings Plan” has the meaning set forth in Section 6.05(c).

“Shareholder Approval” means the authorization of the Transactions at the Shareholder Meeting by the affirmative vote of a majority of the voting power of the issued and outstanding Seller Common Stock voting as a single class in accordance with the provisions of Seller’s Organizational Documents as in effect on the record date for such vote.

“Shareholder Meeting” has the meaning set forth in Section 6.15(b).

“Statement of Objections” has the meaning set forth in Section 2.08(c)(i).

“Straddle Period” means any Tax period that includes, but does not end on, the Closing Date.

“Superior Proposal” means any bona fide written Acquisition Proposal that the Seller Board determines in its good faith judgment after consultation with outside legal counsel and Seller’s financial advisor (a) would, if consummated, result in a transaction more favorable to Seller from a financial point of view than the Transactions (after taking into account any revisions to the terms of the Transactions contemplated by Section 6.02(c), and (b) would, if accepted, be reasonably likely to be consummated in accordance with its terms, taking into account such factors as the Seller Board considers in good faith to be appropriate; provided, however, that for purposes of this definition of “Superior Proposal,” the term “Acquisition Proposal” shall have the meaning assigned to such term herein, except that the references to “20%” in such definition shall be deemed to be references to “50%”.

“Support Agreements” has the meaning set forth in the recitals.

“Tangible Personal Property” has the meaning set forth in Section 2.01(d).

“Tax” or “Taxes” or  means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

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“Tax Exemption Certificate” means, as to a given customer entity and with respect to each such customer entity’s purchasing business locations, a properly-executed blanket Tax exemption certificate, non-taxable transaction certificate, gross receipts deduction filing, or similar documentation which, in either case, is legally sufficient, under applicable Law, to establish such customer’s original and ongoing entitlement to purchase Business products and services for each such location without payment by such customer of, and without any vendor collection and/or remittance obligation with respect to, accommodations, rental, gross receipts, sales, compensating use, and similar indirect Taxes, from the inception of the customer relationship with Seller.

“Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document required to be filed with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Termination Date” has the meaning set forth in Section 9.02.

“Termination Fee” means $175,000.

“Third-Party Claim” has the meaning set forth in Section 8.05(a).

“Transaction Documents” means this Agreement, the Bill of Sale, the Assignment and Assumption Agreement, the Assignment and Assumption of Lease, the Support Agreement, the Escrow Agreement and the other agreements, instruments and documents required to be delivered at the Closing.

“Transaction Expenses” means any of the following fees and expenses of Seller: (a) all fees, costs, expenses and Liabilities of any Person incurred by or on behalf of, or to be paid by, Seller in connection with, relating to or arising from the negotiation, documentation and consummation of the transactions contemplated hereby (including all of the fees and expenses of, the Seller Financial Advisors and Faegre Drinker Biddle & Reath LLP, and any other attorney, accountant, consultant, advisor, expert, or other service provider), (b) all transaction, sale, change of control, retention, stay, or similar bonuses or payments to current or former directors, managers, officers, employees and other service providers of Seller paid or payable as a result of or in connection with the transactions contemplated hereby (including in combination with any termination of employment or passage of time following the Closing Date), and (c) the employer portion of any payroll, social security, unemployment or similar Tax imposed on the payments described in clauses (b) and any other compensatory payments made pursuant to this Agreement.

“Transactions” has the meaning set forth in the recitals.

“Transferred Employee” has the meaning set forth in Section 6.05(a).

“Transition Services Agreement” means a transition services agreement with a duration of not less than six (6) months in a form mutually agreeable to Buyer and Seller, providing among other things, reasonable part-time access by Seller to its former accounting and financial personnel, if any, who are employed by Buyer at reasonable hourly rates.

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“Unexecuted Program” means any customer program of the Business in effect prior to the Closing that provides for an execution date after the Closing.

“Unexecuted Program Adjustment” has the meaning set forth in Schedule 2.08(a) attached hereto.

“Unexecuted Program Methodology” has the meaning set forth in Section 2.08(a).

“Willful Breach” means a material breach that is a consequence of an act or failure to act undertaken with the actual knowledge that the act or failure to act would cause a material breach.

ARTICLE II
PURCHASE AND SALE

Section 2.01 Purchase and Sale of Assets. Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all Encumbrances other than Permitted Encumbrances, all of Seller’s right, title and interest in, to and under all of the assets, properties and rights of every kind and nature, whether real, personal or mixed, tangible or intangible (including goodwill), wherever located and whether now existing or hereafter acquired (other than the Excluded Assets), which relate to, or are used or held for use in connection with, the Business (collectively, the “Purchased Assets”), including, without limitation, the following:

(a) all inventory, finished goods, raw materials, work in progress, packaging, supplies, parts and other inventories of the Business (“Inventory”);

(b) all Contracts set forth on Section 2.01(b) of the Disclosure Letters, the Lease for the premises located at 212 Third Avenue North, Suite 356, Minneapolis, Minnesota, 55401 (the “Colonial Lease”), and the Intellectual Property Agreements set forth on Section 4.11(a) of the Disclosure Letters (collectively, the “Assigned Contracts”);

(c) all Intellectual Property Assets;

(d) all furniture, fixtures, equipment, supplies and other tangible personal property of the Business listed on Section 2.01(d) of the Disclosure Letters (the “Tangible Personal Property”);

(e) the Leased Real Property that is the subject of the Colonial Lease;

(f) all Permits, including Environmental Permits, listed on Section 2.01(f) of the Disclosure Letters, but only to the extent such Permits may be transferred under applicable Law;

(g) all prepaid expenses, credits, advance payments, security, deposits, charges, sums and fees set forth on Section 2.01(g) of the Disclosure Letters;

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(h) all of Seller’s rights under warranties, indemnities and all similar rights against third parties to the extent related to any Purchased Assets;

(i) originals, or where not available, copies, of all books and records, including books of account, ledgers and general, financial and accounting records, machinery and equipment maintenance files, customer lists, customer purchasing histories, price lists, distribution lists, supplier lists, production data, quality control records and procedures, customer complaints and inquiry files, research and development files, records and data (including all correspondence with any Governmental Authority), sales material and records, strategic plans, internal financial statements and marketing and promotional surveys, material and research, that primarily relate to the Business or the Purchased Assets, other than books and records set forth in Section 2.02(h) (“Books and Records”);

(j) all accounts receivable held by Seller relating to any Unexecuted Program, and any security, claim, remedy or other right related to any of the foregoing (“Accounts Receivable”);

(k) all cash and cash equivalents, bank accounts and securities of Seller relating to any Unexecuted Program; and

(l) all goodwill associated with any of the assets described in the foregoing clauses.

Section 2.02 Excluded Assets. Notwithstanding the provisions of Section 2.01, the Purchased Assets shall not include the following assets which relate to, or are used or held for use in connection with, the Business (the “Excluded Assets”):

(a) all assets relating to the Retained Business;

(b) all notes receivable of the Business;

(c) the Lease for the premises located at 7308 Aspen Lane N, Suite 153, Minneapolis, MN 55428;

(d) all cash and cash equivalents, bank accounts and securities of Seller (subject to Section 2.01(k));

(e) all prepaid expenses, credits, advance payments, security, deposits, charges, sums and fees not set forth on Section 2.01(g) of the Disclosure Letters;

(f) all Contracts that are not Assigned Contracts;

(g) all Intellectual Property other than the Intellectual Property Assets;

(h) the corporate seals, Organizational Documents, minute books, stock books, Tax Returns, books of account or other records having to do with the corporate organization of Seller, all employee-related or employee benefit-related files or records, other than personnel files of Transferred Employees, and any other books and records which Seller is prohibited from disclosing or transferring to Buyer under applicable Law and is required by applicable Law to retain;

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(i) all Benefit Plans and all trust agreements, services agreements, and assets attributable thereto;

(j) all insurance policies of Seller and all rights to applicable claims and proceeds thereunder;

(k) all Tax assets (including duty and Tax refunds and prepayments) of Seller or any of its Affiliates;

(l) all rights to any action, suit or claim of any nature accruing prior to the Closing that is available to or being pursued by Seller, whether arising by way of counterclaim or otherwise;

(m) the assets, properties and rights specifically set forth on Section 2.02(m) of the Disclosure Letters;

(n) the rights which accrue or will accrue to Seller under the Transaction Documents; and

(o) all rights of Seller to assert, waive and otherwise control Seller’s attorney-client privilege with respect to any matter whatsoever, including(i) any attorney-client privilege of Seller or relating to the Business as a result of legal counsel (whether employees of Seller or outside counsel) representing Seller, including in connection with the Transactions; and (ii) all files maintained by all legal counsel (whether employees of Seller or outside counsel) relating to any representation of Seller or the Business, and all files maintained by Seller, in connection with or otherwise relating to the Transactions.

Section 2.03 Assumed Liabilities. Subject to the terms and conditions set forth herein, Buyer shall assume and agree to pay, perform and discharge only the following Liabilities of Seller (collectively, the “Assumed Liabilities”), and no other Liabilities:

(a) all trade accounts payable of Seller to third parties relating to an Unexecuted Program, and are not delinquent as of the Closing Date, and that are reflected on the Closing Unexecuted Program Statement (the “Assumed Payables”);

(b) all Liabilities arising under or relating to the Assigned Contracts, but only to the extent that such Liabilities thereunder are required to be performed after the Closing Date, were incurred in the ordinary course of business and do not relate to any failure to perform, warranty or other breach, default or violation by Seller on or prior to the Closing;

(c) except as specifically provided in Section 6.05, all Liabilities of Buyer or its Affiliates relating to employee benefits, compensation or other arrangements with respect to any Transferred Employee arising on or after the Closing;

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(d) all Liabilities for Taxes for which Buyer is liable pursuant to Section 6.13;

(e) all other Liabilities arising out of or relating to Buyer’s ownership or operation of the Business and the Purchased Assets on or after the Closing; and

(f) all Liabilities of Seller set forth on Section 2.03(f) of the Disclosure Letters.

Section 2.04 Excluded Liabilities. Notwithstanding the provisions of Section 2.03 or any provision in this Agreement to the contrary, Buyer shall not assume and shall not be responsible to pay, perform or discharge any Liabilities of Seller or any of its Affiliates of any kind or nature whatsoever other than the Assumed Liabilities (collectively, the “Excluded Liabilities”). Seller shall, and shall cause each of its Affiliates to, pay and satisfy in due course all Excluded Liabilities which they are obligated to pay and satisfy. Without limiting the generality of the foregoing, the Excluded Liabilities shall include, but not be limited to, the following:

(a) any Liabilities arising out of or relating to Seller’s ownership or operation of the Business and the Purchased Assets prior to the Closing Date;

(b) any Liabilities relating to or arising out of the Excluded Assets, including all Liabilities relating to the Retained Business;

(c) any Liabilities for (i) Taxes relating to the Business, the Purchased Assets or the Assumed Liabilities for any taxable period ending on or prior to the Closing Date and (ii) any other Taxes of Seller (or any equityholder or Affiliate of Seller) of any kind or description ((including any Liability for Taxes of Seller (or any equityholder or Affiliate of Seller) that becomes a Liability of Buyer under any common law doctrine of de facto merger or transferee or successor liability or otherwise by operation of contract or Law)), for any taxable period;

(d) any Liabilities of Seller relating to or arising out of (i) the employment, or termination of employment, of any Employee prior to the Closing, or (ii) workers’ compensation claims of any Employee which relate to events occurring prior to the Closing Date;

(e) any Transaction Expenses;

(f) any Liabilities in respect of any threatened, pending or future Action arising out of, relating to or otherwise in respect of the operation of the Business or the Purchased Assets to the extent such Action relates to such operation by Seller (or its Affiliates) on or prior to the Closing Date;

(g) any Liabilities of Seller arising under or in connection with any Benefit Plan providing benefits to any present or former employee of Seller;

(h) any Liabilities of Seller for any present or former employees, officers, directors, retirees, independent contractors or consultants of Seller, including, without limitation, any Liabilities associated with any claims for wages or other benefits, bonuses, accrued vacation, workers’ compensation, severance, retention, termination or other payments;

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(i) any Environmental Claims, or Liabilities under Environmental Laws;

(j) any Liabilities of the Business relating or arising from unfulfilled commitments, quotations, purchase orders, customer orders or work orders as of the Closing Date that (i) do not constitute part of the Purchased Assets issued by customers of the Business to Seller on or before the Closing; or (ii) did not arise in the ordinary course of business;

(k) any Liabilities to indemnify, reimburse or advance amounts to any present or former officer, director, employee or agent of Seller or its Affiliates (including with respect to any breach of fiduciary obligations by same);

(l) any Liabilities under any Assigned Contract, other than the Assumed Payables, to the extent such Liabilities arise out of or relate to a breach by Seller (or its Affiliates) of such Contracts prior to the Closing;

(m) any Liabilities associated with Indebtedness of Seller (or its Affiliates) and/or the Business that is not paid or satisfied in full at the Closing;

(n) any Liabilities arising out of, in respect of or in connection with the failure by Seller (or its Affiliates) to comply with any Law or Governmental Order;

(o) any Liabilities related to any Executed Program; and

(p) any Liabilities of Seller set forth on Section 2.04(p) of the Disclosure Letters.

Section 2.05 Purchase Price.

(a) The aggregate purchase price for the Purchased Assets shall be $3,500,000 (the “Purchase Price”), plus the assumption of the Assumed Liabilities, subject to adjustment (if any) pursuant to Section 2.08. The Purchase Price (x) plus or minus, as the case may be, Estimated Unexecuted Program Adjustment, (y) minus the (i) Closing Indebtedness, (ii) Closing Transaction Expenses and (iii) Escrow Amount, shall be paid to Seller at the Closing by wire transfer of immediately available funds to the account specified in the Flow of Funds Statement (“Closing Date Payment”).

(b) Not less than two Business Day prior to the anticipated Closing Date, Seller shall deliver to Buyer a statement (the “Flow of Funds Statement”), executed by an authorized representative of Seller, setting forth the wiring instructions and amounts to be paid to each Person who is to receive a cash payment from Buyer pursuant to Section 3.02(c).

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Section 2.06 Allocation of Purchase Price. Buyer and Seller agree that the Purchase Price and the Assumed Liabilities (plus other relevant items) shall be allocated among the Purchased Assets for all purposes (including Tax and financial accounting) as shown on the allocation schedule (the “Allocation Schedule”). A draft of the Allocation Schedule shall be prepared by Buyer consistent with Section 1060 of the Code and delivered to Seller within sixty (60) days of the Closing Date. If Seller notifies Buyer in writing that Seller objects to one or more items reflected in the Allocation Schedule within thirty (30) days of receiving the Allocation Schedule, Seller and Buyer shall negotiate in good faith to resolve such dispute; provided, however, that if Seller and Buyer are unable to resolve any dispute with respect to the Allocation Schedule within one hundred twenty (120) days following the Closing Date, such dispute shall be resolved by the Independent Accountant. The fees and expenses of the Independent Accountant shall be borne equally by Seller and Buyer. Buyer, Seller and their respective Affiliates shall report, act and file all Tax Returns (including Internal Revenue Service Form 8594) in all respects and for all purposes consistent with the Allocation Schedule as well as any amendments to such Tax Returns required with respect to any adjustment to the Purchase Price. None of Buyer, Seller or any of their Affiliates shall take any position (whether in audits, Tax Returns, Tax Proceedings or otherwise) that is inconsistent with the information set forth on the Allocation Schedule, unless required to do so by applicable Law; provided, however, that (a) Buyer’s cost for the assets that it is deemed to acquire may differ from the total amount allocated hereunder to reflect the inclusion in the total cost of items (for example, capitalized acquisition costs) not included in the total amount so allocated and (b) that the Purchase Price and Assumed Liabilities do not include Buyer’s acquisition expenses and that Buyer will allocate such expenses appropriately. In the event that any adjustment is required to be made to the Allocation Schedule as a result of an adjustment to the Purchase Price pursuant to this Agreement, Buyer shall prepare or cause to be prepared, and shall provide to Seller, a revised Allocation Schedule reflecting such adjustment. In the event that a revised Allocation Schedule is required to be prepared, it shall be subject to review and resolution of timely raised disputes in the same manner as the initial Allocation Schedule.

Section 2.07 Non-assignable Assets. Notwithstanding anything to the contrary in this Agreement, and subject to the provisions of this Section 2.07, to the extent that the sale, assignment, transfer, conveyance or delivery, or attempted sale, assignment, transfer, conveyance or delivery, to Buyer of any Purchased Asset would result in a violation of applicable Law, or would require the consent, authorization, approval or waiver of a Person who is not a party to this Agreement or an Affiliate of a party to this Agreement (including any Governmental Authority), and such consent, authorization, approval or waiver shall not have been obtained prior to the Closing, this Agreement shall not constitute a sale, assignment, transfer, conveyance or delivery, or an attempted sale, assignment, transfer, conveyance or delivery, thereof; provided, however, that, subject to the satisfaction or waiver of the conditions contained in ARTICLE VII, the Closing shall occur notwithstanding the foregoing without any adjustment to the Purchase Price on account thereof. Following the Closing, Seller, at its expense, shall use its reasonable best efforts to obtain any such required consent, authorization, approval or waiver as promptly as possible; provided, however, that neither Seller nor Buyer shall be required to pay any consideration therefor. If any such consent, authorization, approval or waiver shall not be obtained or if any attempted assignment would be ineffective or would impair Buyer’s rights under the Purchased Asset in question so that Buyer would not in effect acquire the benefit of all such rights, Seller, to the maximum extent permitted by Law and the Purchased Asset, shall act after the Closing as Buyer’s agent in order to obtain for it the benefits thereunder and shall cooperate, to the maximum extent permitted by Law and the Purchased Asset, with Buyer in any other reasonable arrangement designed to provide such benefits to Buyer; provided, that Buyer shall undertake to pay or satisfy the corresponding Liabilities for the enjoyment of such benefit to the extent Buyer would have been responsible therefor hereunder if such consent, authorization, approval or waiver had been obtained.

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Section 2.08 Unexecuted Program Adjustment.

(a) Estimated Unexecuted Program Adjustment. Not less than five (5) Business Days prior to the anticipated Closing Date, Seller shall deliver to Buyer a statement (the “Estimated Unexecuted Program Statement”) setting forth Seller’s good faith calculation of the Unexecuted Program Adjustment (the “Estimated Unexecuted Program Adjustment”). The Estimated Unexecuted Program Statement shall be prepared in accordance with this Agreement, and shall be accompanied by a certificate executed by an authorized officer of Seller certifying on behalf of Seller that the Estimated Unexecuted Program Statement (including its calculation of the Estimated Unexecuted Program Adjustment) has been prepared in accordance with the methodology set forth on Schedule 2.08(a) attached hereto (“Unexecuted Program Methodology”). For any issue not specifically addressed in the Unexecuted Program Methodology, the estimate will be derived in accordance with GAAP and be consistent with past procedures and practices of the Business and commercially reasonable procedures sufficient to produce a complete schedule of such Unexecuted Programs. Prior to the Closing, Buyer (x) shall have an opportunity to review with Seller and its Representatives, and Seller shall provide Buyer and its Representatives reasonable access during normal business hours and upon reasonable notice to, the records of Seller and such information used to prepare the Estimated Unexecuted Program Statement, and (y) may object to all or any part of, the Estimated Unexecuted Program Statement. Seller shall consider such objections in good faith, but Seller’s reasonable good faith estimates of the Estimated Unexecuted Program Adjustment, shall control for purposes of calculating the Closing Date Payment.

(b) Closing Unexecuted Program Adjustment; Post-Closing Adjustment. Within sixty (60) days of the Closing Date, Buyer shall prepare and deliver to Seller a statement (the “Closing Unexecuted Program Statement”) setting forth its good faith calculation of the (i) final Unexecuted Program Adjustment (the “Closing Unexecuted Program Adjustment”) and (ii) the Post-Closing Adjustment. If the Post-Closing Adjustment is a positive number, Seller shall pay to Buyer an amount equal to the Post-Closing Adjustment. If the Post-Closing Adjustment is a negative number, Buyer shall pay to Seller an amount equal to the Post-Closing Adjustment. “Post-Closing Adjustment” shall be an amount equal to the Closing Unexecuted Program Adjustment, as finally determined pursuant to this Agreement, minus the Estimated Unexecuted Program Adjustment.

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(c) Examination.

(i) After receipt of the Closing Unexecuted Program Statement, Seller will have 30 days (the “Review Period”) to review the Closing Unexecuted Program Statement. On or prior to the last day of the Review Period, Seller may object to the Closing Unexecuted Program Statement by delivering to Buyer a written statement setting forth Seller’s objections in reasonable detail, indicating each disputed item or amount and the basis for Seller’s disagreement therewith (the “Statement of Objections”). If Seller fails to deliver the Statement of Objections before the expiration of the Review Period, the Closing Unexecuted Program Statement and the Closing Unexecuted Program Adjustment, as the case may be, reflected in the Closing Unexecuted Program Statement will be deemed to have been accepted by Seller. If Seller delivers the Statement of Objections before the expiration of the Review Period, Buyer and Seller will negotiate in good faith to resolve such objections within 30 days after the delivery of the Statement of Objections (the “Resolution Period”), and, if the same are so resolved within the Resolution Period, then the Closing Unexecuted Program Adjustment and the Closing Unexecuted Program Statement with such changes as may have been previously agreed in writing by Buyer and Seller, will be final and binding.

(ii) If Seller and Buyer fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before expiration of the Resolution Period, then any amounts remaining in dispute (the “Disputed Amounts”) then Buyer and Seller will appoint by mutual agreement the office of an impartial nationally recognized firm of independent certified public accountants other than Seller’s accountants or Buyer’s accountants (the “Independent Accountants”) who, acting as experts and not arbitrators, will resolve the Disputed Amounts only and make any adjustments to the Closing Unexecuted Program Adjustment and the Closing Unexecuted Program Statement, as the case may be. The parties hereto agree that all adjustments shall be made without regard to materiality. The Independent Accountants will only decide the specific items under dispute by the parties and their decision for each Disputed Amount must be within the range of values assigned to each such item in the Closing Unexecuted Program Statement and the Statement of Objections, respectively.

(iii) The fees and expenses of the Independent Accountant will be paid by Seller, on the one hand, and by Buyer, on the other hand, based upon the percentage that the amount actually contested but not awarded to Seller or Buyer, respectively, bears to the aggregate amount actually contested by Seller and Buyer.

(iv) The Independent Accountants shall make a determination as soon as practicable within 30 days (or such other time as the parties hereto shall agree in writing) after their engagement, and their resolution of the Disputed Amounts and their adjustments to the Closing Unexecuted Program Statement and/or the Closing Unexecuted Program Adjustment shall be conclusive and binding upon the parties hereto.

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(d) Payments of Post-Closing Adjustment. Except as otherwise provided herein, any payment of the Post-Closing Adjustment shall (A) be due (x) within two (2) Business Days of acceptance of the Closing Unexecuted Program Statement or (y) if the Closing Unexecuted Program Statement is disputed by Seller, then within two (2) Business Days of the resolution described in clause (c) above; and (B) be paid by wire transfer of immediately available funds to such account as is directed by the party who is owed the Post-Closing Adjustment.

Section 2.09 Post-Closing Remittances. At any time within 180 days following the Closing Date, when Buyer receives any request for payment from a vendor for any Executed Program, Buyer shall promptly communicate such request and provide any supporting documentation received from such a requesting party to Seller and Seller shall promptly satisfy such request for payment and provide evidence of such satisfaction to Buyer, if requested by Buyer. At any time within 180 days following the Closing Date, when Seller receives a request for payment from a vendor in connection with any Unexecuted Program, Seller shall promptly inform Buyer of such request and provide any supporting documentation received from the requesting party to Buyer and Buyer shall promptly satisfy such request for payment and provide evidence of such satisfaction to Seller, if requested by Seller. If at any time following the Closing Date, Seller receives payment of any Accounts Receivable, it shall promptly pay such amount to Buyer by wire transfer of immediately available funds. If at any time following the Closing Date, Buyer receives payment of any accounts receivable of Seller that are not Accounts Receivable, it shall promptly pay such amount to Seller by wire transfer of immediately available funds.

Section 2.10 Withholding Tax. Buyer shall be entitled to deduct and withhold from the Purchase Price such amounts that Buyer may be required to deduct and withhold under any provision of Tax Law applicable to the Transactions contemplated hereby. All such withheld amounts shall be treated as delivered to Seller hereunder.

ARTICLE III
CLOSING

Section 3.01 Closing. Subject to the terms and conditions of this Agreement, the consummation of the Transactions (the “Closing”) shall take place at the offices of Faegre Drinker Biddle & Reath LLP at 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402 or remotely by exchange of documents and signatures (or their electronic counterparts), at 10:00 a.m. local time, on the fifth Business Day after all of the conditions to Closing set forth in ARTICLE VII are either satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), or at such other time, date or place as Seller and Buyer may mutually agree upon in writing. The date on which the Closing is to occur is herein referred to as the “Closing Date”. The Closing shall be effective as of 11:59 p.m. local time on the Closing Date.

Section 3.02 Closing Deliverables.

(a) At the Closing, Seller shall deliver to Buyer the following:

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(i) a bill of sale in form and substance reasonably acceptable to Buyer and Seller (the “Bill of Sale”), duly executed by Seller, transferring the Tangible Personal Property included in the Purchased Assets to Buyer;

(ii) an assignment and assumption agreement in form and substance reasonably acceptable to Buyer and Seller (the “Assignment and Assumption Agreement”) effecting the assignment to and assumption by Buyer of the Purchased Assets and the Assumed Liabilities, the Escrow Agreement, and the Transition Services Agreement, each duly executed by Seller;

(iii) with respect to the Colonial Lease, an Assignment and Assumption of Lease in form and substance reasonably acceptable to Buyer and Seller (the “Assignment and Assumption of Lease”), duly executed by Seller and, if necessary, Seller’s signature shall be witnessed and/or notarized;

(iv) the Seller Closing Certificate;

(v) the certificates of the Secretary or Assistant Secretary of Seller required by Section 7.02(e) and Section 7.02(f);

(vi) general release and payoff letters, if any, duly executed by or on behalf of the applicable lenders, in connection with the repayment by Seller of any Closing Indebtedness with respect to the Business at the Closing, accompanied by a confirmation of release of any liens (including UCC-3 termination statements for any financing statements encumbering the Purchased Assets) upon the payment of the amount set forth in such payoff letters, in each case in form and substance reasonably acceptable to Buyer, each delivered to Buyer at least three (3) Business Days prior to the Closing;

(vii) invoices and payment instructions with respect to the Closing Transaction Expenses from Persons owed any Closing Transaction Expenses (other than directors officers and employees), each delivered to Buyer at least three (3) Business Days prior to the Closing;

(viii) all consents, authorizations, orders and approvals from the third parties referred to in Section 3.02(a)(viii) of the Disclosure Letters, in each case, in form and substance reasonably satisfactory to Buyer;

(ix) an affidavit from Seller in the form provided pursuant to the Treasury Regulations promulgated under Section 1445 of the Code that Seller is not a “foreign person” as such term is defined in Section 1445 of the Code, or a Form W-9;

(x) Employment offer letters executed by the Key Employees, in form and substance satisfactory to Buyer;

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(xi) Assignment(s) in form and substance reasonably acceptable to Buyer and Seller, duly executed by Seller, transferring all of Seller’s right, title and interest in and to the Intellectual Property Assets to Buyer; and

(xii) such other customary instruments of transfer, assumption, filings or documents, in form and substance reasonably satisfactory to Buyer, as may be required to give effect to this Agreement.

(b) At the Closing, Buyer shall deliver to Seller the following:

(i) the Closing Date Payment, by wire transfer of immediately available funds to the accounts and in the amounts specified in the Flow of Funds Statement;

(ii) the Assignment and Assumption Agreement, the Escrow Agreement, and the Transition Services Agreement, each duly executed by Buyer;

(iii) with respect to the Colonial Lease, an Assignment and Assumption of Lease duly executed by Buyer and, if necessary, Buyer’s signature shall be witnessed and/or notarized;

(iv) the Buyer Closing Certificate; and

(v) the certificates of the Secretary or Assistant Secretary of Buyer required by Section 7.03(e) and Section 7.03(f).

(c) At the Closing, Buyer shall also:

(i) pay, on behalf of Seller, the following amounts:

(A) the Closing Indebtedness, by wire transfer of immediately available funds to the accounts and in the amounts specified in the Flow of Funds Statement;

(B) the Closing Transaction Expenses, by wire transfer of immediately available funds to the accounts and in the amounts specified in the Flow of Funds Statement; and

(C) the Escrow Amount, by wire transfer of immediately available funds to the account designated by the Escrow Agent.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLER

Except (i) as set forth in the in the registration statements and reports filed by Seller with the SEC under the Securities Act and the Exchange Act since January 1, 2020 (the “SEC Reports”) and publicly available not less than two Business Days prior to the date of this Agreement (the relevance of which disclosure is reasonably apparent in the SEC Reports and other than any disclosures contained under captions “Risk Factors” or “Forward Looking Statements” and any other disclosures contained therein that are predictive, cautionary or forward looking in nature) or (ii) as set forth in the correspondingly numbered sections of the Disclosure Letters delivered to Buyer by Seller contemporaneously with the execution and delivery of this Agreement (it being agreed that disclosure of any item in the Disclosure Letters corresponding to any section or subsection of the following representations and warranties will be deemed disclosure with respect to any other section or subsection of the following representations and warranties, but only to the extent that the relevance of such item to such other section or  subsection of the following representations and warranties is reasonably apparent on its face), Seller hereby represents and warrants to Buyer as set forth below in this ARTICLE IV:

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Section 4.01 Organization and Qualification of Seller. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the state of Minnesota and has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on the Business as currently conducted. Section 4.01 of the Disclosure Letters sets forth each jurisdiction in which Seller is licensed or qualified to do business, and Seller is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the ownership of the Purchased Assets or the operation of the Business as currently conducted makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect.

Section 4.02 Authority of Seller. Subject to obtaining Shareholder Approval and assuming the accuracy of the representations set forth in Section 5.09, Seller has all necessary corporate power and authority to enter into this Agreement and the other Transaction Documents to which Seller is a party, to carry out its obligations hereunder and thereunder and to consummate the Transactions. Subject to obtaining Shareholder Approval and assuming the accuracy of the representations set forth in Section 5.09, the execution and delivery by Seller of this Agreement and any other Transaction Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder and the consummation by Seller of the Transactions have been duly authorized by all requisite corporate action on the part of Seller. This Agreement has been duly executed and delivered by Seller, and (assuming due authorization, execution and delivery by Buyer) this Agreement constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). When each other Transaction Document to which Seller is or will be a party has been duly executed and delivered by Seller (assuming due authorization, execution and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of Seller enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 4.03 Board Approval. The Seller Board has unanimously adopted resolutions, which as of the date of this Agreement have not been rescinded or modified, (a) determining that this Agreement and the Transactions are fair to and for the best interests of Seller and its shareholders, (b) declaring it advisable to enter into this Agreement and approved the execution, delivery, and performance of this Agreement, (c) approving and declaring advisable the Transactions, and (d) resolving to recommend to Seller’s shareholders that they approve and authorize the Transactions at the Shareholder Meeting (subject to the right of the Seller Board to change its recommendation as set forth herein).

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Section 4.04 No Conflicts; Consents.

(a) No notifications, consents, registrations, approvals, permits or authorizations are required to be obtained by Seller from any Governmental Authority in connection with the execution, delivery and performance of this Agreement or the other Transaction Documents by Seller or the consummation of the Transactions, except for (i) the filing with the SEC of the Proxy Statement and actions described in Section 6.15 including the satisfaction of any comments of the SEC or its staff regarding the Proxy Statement, and (ii) such other notifications, consents, registrations, approvals, permits or authorizations that are required to be obtained by Seller from a Governmental Authority, the failure of which to obtain would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

(b) The execution, delivery, and performance of this Agreement by Seller, and the consummation by Seller of the Transactions do not and will not: (i) assuming that all notifications, consents, registrations, approvals, permits or authorizations contemplated by Section 4.04(a) have been obtained or made, conflict with or violate any Law or Governmental Order applicable to Seller, the Business or the Purchased Assets; (ii) conflict with or result in a violation or breach of, or default under, any provision of the Organizational Documents of Seller; (iii) except as set forth in Section 4.04(b)(iii) of the Disclosure Letters, require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default under or result in the acceleration of any Assigned Contract.

Section 4.05 SEC Reports; Financial Statements; Undisclosed Liabilities. Except (i) as set forth in Section 4.05 of the Disclosure Letters or (ii) as set forth in the SEC Reports and publicly available at least two Business Days prior to the date of this Agreement:

(a) Seller has filed all reports required to be filed by Seller with the SEC under the Exchange Act since January 1, 2020.

(b) As of its respective date, or, if amended, as of the date of the last such amendment, each of the SEC Reports when filed or furnished (or, if applicable, when amended) complied as to form in all material respects with the requirements of the Securities Act, the Exchange Act, and the Sarbanes‑Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder, and, except to the extent amended or superseded by a subsequent filing with the SEC prior to the date of this Agreement, none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, there are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Reports. To the Knowledge of Seller, as of the date hereof, none of the SEC Reports is the subject of ongoing SEC review or outstanding SEC investigation.

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(c) The consolidated financial statements of Seller included in the SEC Reports (the “Financial Statements”) have been derived from the accounting books and records of Seller and (i) as of their respective dates of filing with the SEC complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and except, in the case of the unaudited interim statements, as may be permitted by Form 10-Q and Regulation S‑X) and (iii) fairly present, in all material respects, Seller’s consolidated financial position, consolidated results of operations, and, where included, consolidated stockholders’ equity and consolidated cash flows at and for the respective periods indicated (subject, in the case of unaudited statements, to normal year-end audit adjustments and the absence of notes).

(d) There are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to any SEC Reports and none of the SEC Reports is, to the Knowledge of Seller, the subject of ongoing SEC review. There are no internal investigations, any SEC inquiries or investigations or other governmental inquiries or investigations pending or, to the Knowledge of Seller, threatened, in each case regarding any accounting practices of Seller.

(e) Seller does not have any Liabilities of any nature relating to the Business required to be set forth in the “liabilities” column of a balance sheet prepared in accordance with GAAP or disclosed in the notes thereto, except (i) as reflected or reserved against the consolidated balance sheet of Seller as of March 31, 2023, (ii) for Liabilities incurred in the ordinary course of the Business since March 31, 2023, and (iii) for Liabilities arising out of or in connection with this Agreement or the transactions hereby.

Section 4.06 Absence of Certain Changes, Events and Conditions. Except as contemplated by this Agreement or as set forth on Section 4.06 of the Disclosure Letters, since January 1, 2022, (i) Seller has conducted the Business in the ordinary course of business, (ii) there has not been with respect to the Business any event, change in circumstances or effect involving, or other change in, the financial condition, properties, assets, Liabilities, business or results of operations of Seller, or any circumstance, occurrence or development, except as would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect, and (iii) and there has not been, with respect to the Business, any:

(a) event, occurrence or development that has had a Material Adverse Effect;

(b) incurrence of any Indebtedness in connection with the Business in an aggregate amount exceeding $50,000, except unsecured current Liabilities incurred in the ordinary course of business;

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(c) sale or other disposition of any of the Purchased Assets shown or reflected in the Seller Balance Sheet, except for the sale of Inventory in the ordinary course of business and except for any Purchased Assets having an aggregate value of less than $50,000;

(d) cancellation of any debts or claims or amendment, termination or waiver of any rights constituting Purchased Assets, except in the ordinary course of business;

(e) capital expenditures in an aggregate amount exceeding $50,000 that would constitute an Assumed Liability;

(f) imposition of any Encumbrance upon any of the Purchased Assets, except for Permitted Encumbrances;

(g) material increase in the compensation of any Employees; other than as provided for in any written agreements or in the ordinary course of business;

(h) adoption, termination, amendment or modification of any Benefit Plan, the effect of which in the aggregate would increase the obligations of Seller by more than 10% of its existing annual obligations to such plans;

(i) material damage, destruction or loss, of any Purchased Assets, whether or not covered by insurance;

(j) adoption of any plan of merger, consolidation, reorganization, liquidation or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;

(k) purchase or other acquisition of any property or asset that constitutes a Purchased Asset for an amount in excess of $50,000, except for purchases of Inventory or supplies in the ordinary course of business;

(l) any Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing; or

(m) entry into any Material Contract relating to the Business.

Section 4.07 Material Contracts. Each Material Contract is legal, valid, and binding on Seller, enforceable against it in accordance with its terms, and is in full force and effect; (ii) neither Seller, nor to the Knowledge of Seller, any third party is in breach or default, or has received written notice of breach or default, of any Material Contract. No event has occurred that, with notice or lapse of time or both, would constitute such a breach or default pursuant to any Material Contract by Seller, or, to the Knowledge of Seller, any other party thereto.

Section 4.08 Title to Tangible Personal Property. Except as set forth in Section 4.08 of the Disclosure Letters, Seller has good and valid title to, or a valid leasehold interest in, all Tangible Personal Property included in the Purchased Assets, free and clear of Encumbrances except for Permitted Encumbrances.

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Section 4.09 Sufficiency of Assets. The Purchased Assets are sufficient for the continued conduct of the Business after the Closing in substantially the same manner as conducted prior to the Closing and constitute all of the rights, property and assets necessary to conduct the Business as currently conducted.

Section 4.10 Real Property.

(a) Seller does not own any real property. Section 4.10(a) of the Disclosure Letters sets forth all leases, subleases or other occupancy arrangements with respect to the Business pursuant to which Seller is a party or has a right to use real property owned by another Person (the “Leases”), including the address or location and the nature of Seller’s use of the Leased Real Property.

(b) Seller has not received any written notice of existing, pending or threatened (i) condemnation proceedings affecting the Leased Real Property, or (ii) zoning, building code or other moratorium proceedings, or similar matters which would reasonably be expected to materially and adversely affect the ability to operate the Leased Real Property as currently operated. Neither the whole nor any material portion of any Leased Real Property has been damaged or destroyed by fire or other casualty.

Section 4.11 Intellectual Property.

(a) Section 4.11(a) of the Disclosure Letters lists (i) all Intellectual Property Registrations and (ii) all Intellectual Property Agreements that are material to the conduct of the Business (excluding shrink-wrap, click-wrap, or other similar agreements for commercially available off-the-shelf software with annual license or subscription fees or a replacement value of less than $250,000). Except as set forth in Section 4.11(a) of the Disclosure Letters, or as would not have a Material Adverse Effect, Seller owns or has the right to use all Intellectual Property Assets and the Intellectual Property licensed to Seller under the Intellectual Property Agreements.

(b) Except as set forth in Section 4.11(b) of the Disclosure Letters, or as would not have a Material Adverse Effect, to Seller’s Knowledge: (i) the conduct of the Business as currently conducted does not infringe, misappropriate, dilute or otherwise violate the Intellectual Property of any Person; and (ii) no Person is infringing, misappropriating or otherwise violating any Intellectual Property Assets. Notwithstanding anything to the contrary in this Agreement, this Section 4.11(b) constitutes the sole representation and warranty of Seller under this Agreement with respect to any actual or alleged infringement, misappropriation or other violation by Seller of any Intellectual Property of any other Person.

Section 4.12 Legal Proceedings; Governmental Orders.

(a) Except as set forth in Section 4.12(a) of the Disclosure Letters, there are no Actions or, to Seller’s Knowledge, threatened against or by Seller relating to or affecting the Business, the Purchased Assets or the Assumed Liabilities, which if determined adversely to Seller would result in a Material Adverse Effect.

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(b) There are no outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against or affecting the Business or the Purchased Assets which would have a Material Adverse Effect.

Section 4.13 Compliance With Laws; Permits.

(a) Seller is in compliance with all Laws applicable to the conduct of the Business as currently conducted or the ownership and us of the Purchased Assets, except where the failure to be in compliance would not have a Material Adverse Effect.

(b) Seller is, and has been since January 1, 2020, in compliance in all material respects with, and not in default or under or in violation of any Law or Governmental Order applicable to Seller or conduct of the Business or the ownership and use of the Purchased Assets. Since January 1, 2020, no Governmental Authority has issued any notice or notification stating that Seller is not in compliance with any Law or Governmental Order in any material respect. To the Knowledge of Seller, there are no facts or circumstances that would reasonably be expected to form the basis for any such violation of any applicable Law or Governmental Order.

(c) All Permits required for Seller to conduct the Business as currently conducted or for the ownership and use of the Purchased Assets have been obtained by Seller and are valid and in full force and effect, except where the failure to obtain such Permits would not have a Material Adverse Effect. Seller is, and has been since January 1, 2020, in all material respects, in compliance with all Permits, necessary for the conduct of the Business. There are no Actions pending or, to the Knowledge of Seller, threatened, that would reasonably be expected to result in the revocation, withdrawal, suspension, non-renewal, termination, revocation or adverse modification or limitation of any such Permit.

(d) None of the representations and warranties in this Section 4.13 shall be deemed to relate to environmental matters (which are governed by Section 4.14), employee benefits matters (which are governed by Section 4.15), employment matters (which are governed by Section 4.16) or tax matters (which are governed by Section 4.17).

Section 4.14 Environmental Matters.

(a) Except as would not have a Material Adverse Effect, to Seller’s Knowledge, the operations of Seller with respect to the Business and the Purchased Assets are in compliance with all Environmental Laws. Seller has not, within the past three years, received from any Person, with respect to the Business or the Purchased Assets, any: (i) Environmental Notice or Environmental Claim; or (ii) written request for information pursuant to Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date.

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(b) Except as would not have a Material Adverse Effect, to Seller’s Knowledge, Seller has obtained and is in material compliance with all material Environmental Permits (each of which is disclosed in Section 4.14(b) of the Disclosure Letters) necessary for the conduct of the Business as currently conducted or the ownership, lease, operation or use of the Purchased Assets.

(c) None of the Leased Real Property is listed on, or has been proposed for listing on, the National Priorities List (or CERCLIS) under CERCLA, or any similar state list, and Seller has not received any Environmental Notice regarding potential liabilities with respect to any off-site treatment, storage or disposal facilities or any other locations used by the Business for disposition of Hazardous Materials.

(d) Except as would not have a Material Adverse Effect, to Seller’s Knowledge, within the past three years, there has been no Release of Hazardous Materials in contravention of Environmental Law with respect to the Business, the Purchased Assets or any Real Property, and Seller has not received any Environmental Notice that the Business or any of the Purchased Assets or Real Property has been contaminated with any Hazardous Material that would reasonably be expected to result in an Environmental Claim against, or a violation of Environmental Law or term of any Environmental Permit by, Seller.

(e) Seller has previously Made Available any and all material environmental reports, studies, audits, records, sampling data, site assessments and other similar documents with respect to the Business, the Purchased Assets or any Leased Real Property which are in the possession Seller.

(f) The representations and warranties set forth in this Section 4.14 are Seller’s sole and exclusive representations and warranties regarding environmental matters.

Section 4.15 Employee Benefit Matters.

(a) Section 4.15(a) of the Disclosure Letters lists all material Benefit Plans. For purposes of this Agreement a “Benefit Plan” is, whether or not written, (i) any “employee benefit plan” within the meaning of Section 3(3) of ERISA, (ii) any “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, and (iii) any pension, benefit, compensation, stock or stock-based, stock purchase, stock option, equity or equity-based compensation, severance, employment, consulting, profit-sharing, change-of-control, bonus, incentive, commission, performance award, phantom equity, deferred compensation, severance, unemployment, benefits continuation, salary continuation, retention, tuition reimbursement, vacation, paid time off, insurance (including any self-insured arrangements), cafeteria, medical, dental, vision, hearing, welfare, prescription benefits, disability, sick leave benefits, life insurance, fringe benefit (cash or non-cash) employee assistance program, workers’ compensation, supplemental unemployment benefits and post-employment or retirement benefits (including compensation, pension or insurance benefits) or (iv) any loan to or for the benefit of an officer of Seller in each case whether or not reduced to writing and whether funded or unfunded, which is or has been maintained, sponsored, contributed to, or required to be contributed to by Sellers for the benefit of any current or former employee, officer, director, retiree, independent contractor or any spouse or dependent of such individual or under which Seller or any of its ERISA Affiliates has or may have any Liability, or with respect to which Buyer of any of its Affiliates would reasonably be expected to have any Liability, contingent or otherwise.

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(b) With respect to each Benefit Plan, if applicable, Seller has Made Available true and complete copies of (i) the plan document and any amendments thereto and for any unwritten plan, a summary of the material terms), (ii) the most recent summary plan description, (iii) the most recent annual report on Form 5500 (including all schedules) and tax return on Form 990, (iv) the most recent annual audited financial statements and opinion, (v) if the Benefit Plan is intended to qualify under Section 401(a) of the Code, the most recent determination letter or opinion letter received from the IRS and (vi) any related trust or funding agreements or insurance policies.

(c) Neither Seller nor any of its ERISA Affiliates maintains, sponsors, administers or contributes to (or is required to sponsor, maintain, administer or contribute to), or has maintained, sponsored or contributed to, or has any Liability under or with respect to, (i) any employee benefit plan subject to Section 412 or Section 430 of the Code or Title IV of ERISA, (ii) any multiemployer plan (as defined in Section 3(37) of ERISA), or (iii) any multiple employer plan (within the meaning of Section 210 of ERISA or Section 413(c) of the Code) or that is or has been subject to Section 4063 or 4064 of ERISA..

(d) Each Benefit Plan is in compliance in all material respects with all applicable requirements of ERISA, the Code and other applicable Laws and has been administered in all material respects in accordance with its terms and such Laws. With respect to each Benefit Plan that is intended to qualify under Section 401(a) of the Code (i) a favorable determination or opinion letter has been issued by the IRS with respect to such qualification, (ii) its related trust has been determined to be exempt from taxation under Section 501(a) of the Code and (iii) no event has occurred since the date of such qualification or exemption that would reasonably be expected to adversely affect such qualification or exemption. Nothing has occurred with respect to any Benefit Plan that could reasonably be expected to subject Buyer to any Liability.

(e) Neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent events): (i) entitle any current or former director, officer, employee, independent contractor or consultant of the Business to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any such individual; (iii) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan; (iv) result in any “parachute payment” under Section 280G of the Code, without regard to whether such payments are considered to be reasonable compensation for services rendered.

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(f) The representations and warranties set forth in this Section 4.15 are Seller’s sole and exclusive representations and warranties regarding employee benefit matters.

Section 4.16 Employment Matters.

(a) Section 4.16(a) of the Disclosure Letters sets forth a true and correct list of all Employees, including any Employee who is on a leave of absence of any nature, paid or unpaid, authorized or unauthorized, and sets forth for each such Employee the following: (i) name; (ii) title or position; (iii) hire date or engagement date; (iv) regular number of hours scheduled to work each week; (v) exempt/non-exempt status; (vi) current annual base compensation rate; and (vii) commission, bonus or other incentive-based compensation opportunity.

(b) Except as set forth on Section 4.16(b) of the Disclosure Letters, with respect to the Business: (i) Seller is in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours; (ii) Seller has withheld and reported all amounts required by Law or Contract to be withheld and reported with respect to wages, salaries and other payments to Employees, (iii) there is no unfair labor practice complaint against Seller pending or, to the Knowledge of Seller, threatened before any Governmental Authority with respect to Seller; (iv) Seller has no Liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Authority with respect to wages, unemployment compensation, benefits, social security or other benefits or obligations for employees; (v) there are no discrimination or other employment-related charges or complaints pending before any Governmental Authority against Seller or, to the Knowledge of Seller, threatened against Seller; (vi) Seller is not bound by any employment, consulting, severance, separation, change in control or retention contract with any of its directors, officers or Employees; (vii) Seller has no liabilities to any Employees relating to workers’ compensation benefits that are not fully insured against by third-party insurance carriers; and (viii) Seller has been in material compliance with and has not materially violated the terms and provisions of the Immigration Reform and Control Act of 1986, as amended, or any related regulations promulgated thereunder (the “Immigration Laws”).

(c) Seller is not a party to or otherwise bound by any collective bargaining or other agreement with a labor organization representing any of the Employees. Since January 1, 2020, there has not been any strike, slowdown, work stoppage, lockout, concerted refusal to work overtime or other similar labor activity or dispute affecting Seller or any of the Employees, nor, to the Knowledge of Seller, has there been any threats of a strike, slowdown, work stoppage, lockout, concerted refusal to work overtime or other similar labor activity or dispute affecting Seller or any of the Employees.

(d) With respect to each Transferred Employee, Seller has supplied to Buyer a Form I-9 (Employment Eligibility Verification Form) and all other records, documents or other papers which are retained with the Form I-9 by Seller pursuant to the Immigration Laws. Since January 1, 2020, Seller has not been warned, fined or otherwise penalized by reason of its failure to comply with the Immigration Laws, nor is any such proceeding pending or, to Knowledge of Seller, threatened.

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(e) The representations and warranties set forth in this Section 4.16 are Seller’s sole and exclusive representations and warranties regarding employment matters.

Section 4.17 Taxes.

(a) Seller has timely filed or will timely file (taking into account any valid extensions) all material Tax Returns with respect to the Business required to be filed by Seller for any Pre-Closing Tax Period. Such Tax Returns are true, complete and correct in all material respects and comply with applicable Law. All Taxes due and owing by Seller for all Pre-Closing Tax Periods (whether or not shown on any Tax Return) have been, or will be, timely paid by Seller. Seller is not currently the beneficiary of any extension of time within which to file any material Tax Return other than extensions of time to file Tax Returns obtained in the ordinary course of business. No waivers of statutes of limitations have been given or requested with respect to any Taxes of Seller. All Tax Returns of Seller have been audited by a Governmental Authority or are closed by the applicable statute of limitations for all taxable years through 2017. No Tax Return of Seller is under audit by a Governmental Authority, and no notice of such an audit has been received by Seller. There are no proceedings pending or threatened in writing for or relating to Taxes.

(b) Seller has withheld or collected and timely paid to the proper Governmental Authority all Taxes required to be withheld, collected, or paid by it or set aside in appropriate accounts for such purpose if such Taxes have not been required to have been paid over to a Governmental Authority and Seller has complied with all applicable Tax information reporting requirements related to such withholding in each case with respect to the Business, except for sales tax in certain open tax years for which the Company has accrued any amounts of sales tax, interest and penalties that could be assessed. Seller has timely obtained or provided (as applicable), in good faith, any applicable Tax Exemption Certificates or similar documentation from its customers or to its vendors (as applicable) in order to confirm the Tax treatment of any transaction or otherwise support the Tax position asserted by Seller, and such documentation is true and accurate in all respects.

(c) No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of Seller with respect to the Business. No Tax Return of Seller is under audit by the any Governmental Authority, and no notice of such an audit has been received by Seller in writing. There are no proceedings pending or threatened in writing for or relating to Taxes.

(d) There are no Encumbrances for Taxes upon any of the Purchased Assets except for Taxes not yet due and payable.

(e) Seller is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2.

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(f) No written claim has ever been made by any Governmental Authority in a jurisdiction where Seller does not file Tax Returns with respect to the Business that it is or could be subject to taxation by that jurisdiction, nor is there any reasonable basis for such a claim.

(g) Seller has not been a member of any affiliated group of entities which has filed a combined, consolidated, or unitary income Tax Return with any Governmental Authority.

(h) Seller is not liable for the Taxes of any Person (i) under Treasury Regulation Section 1.1502-6 or any similar provision of any applicable Law except for the group of which it is currently a member, (ii) under any Tax-sharing or Tax allocation agreement or any other agreement or contract providing for payments with respect to Taxes.

(i) Since the date of the last Financial Statements, Seller has not incurred any Liabilities for Taxes except in the ordinary course of business consistent with past practice.

(j) There are no joint ventures, partnerships, limited liability companies or other arrangements or contracts relating to the Business to which Seller is a party and could be treated as a partnership for Tax purposes.

(k) No position has been taken on any Tax Return for a taxable period for which the statute of limitations for the assessment of any Taxes with respect thereto has not expired that is substantially similar to any position which a Governmental Authority has successfully challenged in the course of an examination of a Tax Return of Seller. Seller has not participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(1) (other than such transactions that have been properly reported), or transactions that constitute “listed transactions” as such term is defined in Treasury Regulation Section 1.6011-4(b)(2), nor has Seller participated in any transaction which is treated similarly under state, local or foreign Tax Law.

(l) Seller is selling all of the non-inventory tangible personal property held by it in the regular course of the Business, and has not engaged in more than two sales of such assets within the last twelve months preceding the Closing.

(m) Seller is not a party to any Contracts that could result (including by reason of this Agreement) separately or in the aggregate in any payment of an “excess parachute payment” within the meaning of Section 280G of the Code.

(n) Except for certain representations related to Taxes in Section 4.15, the representations and warranties set forth in this Section 4.17 are Seller’s sole and exclusive representations and warranties regarding Tax matters.

Section 4.18 Customers and Suppliers.

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(a) Section 4.18(a) of the Disclosure Letters sets forth with respect to the Business (i) the top 15 customers for each of the two most recent fiscal years (collectively, the “Material Customers”); and (ii) the billed amounts for each Material Customer during such periods. Except as set forth in Section 4.18(a) of the Disclosure Letters, Seller has not any written notice, and has no reasonable basis to believe, that any of the Material Customers has ceased, or intends to cease after the Closing, to use the goods or services of the Business or to otherwise terminate or materially reduce its relationship with the Business.

(b) Section 4.18(b) of the Disclosure Letters sets forth with respect to the Business (i) the top 10 suppliers for each of the two most recent fiscal years (collectively, the “Material Suppliers”); and (ii) the amount of purchases from each Material Supplier during such periods. Except as set forth in Section 4.18(b) of the Disclosure Letters, Seller has not received any written notice, and has no reasonable basis to believe, that any of the Material Suppliers has ceased, or intends to cease, to supply goods or services to the Business or to otherwise terminate or materiallyreduce its relationship with the Business.

Section 4.19 Brokers. Except for fees payable by Seller to CCS Transactions, LLC and Chardan Capital Markets, LLC (collectively, “Seller Financial Advisors”), which fees will be paid by Seller directly to such Seller Financial Advisors, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions.

Section 4.20 Privacy and Data Security. Seller have complied with all applicable Laws and all internal or publicly posted policies, notices, and statements concerning the collection, use, processing, storage, transfer, and security of personally identifiable information in the conduct of the Business, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Seller has provided legally adequate notice of its privacy practices in its privacy policies, and has made necessary disclosures to, and obtained and complied with any necessary consents or authorizations from, users, customers, and other applicable Persons as required by applicable Laws and Contracts. To Seller’s Knowledge, in the past three (3) years, Seller has not: (i) experienced any actual data breach or other security incident involving personally identifiable information or Seller Data in its possession or control; or (ii) been subject to or received any notice of any audit, investigation, complaint, or other Action by any Governmental Authority or other Person concerning Seller’s collection, use, processing, storage, transfer, or protection of personally identifiable information or actual violation of any applicable Law concerning privacy, data security, or data breach notification, and to Seller’s Knowledge, there are no facts or circumstances that could reasonably be expected to give rise to any such Action.

Section 4.21 Accounts Receivable. The Accounts Receivable (a) have arisen from bona fide transactions entered into by Seller involving the sale of goods or the rendering of services in the ordinary course of business consistent with past practice; and (b) constitute only valid, undisputed claims of Seller not subject to claims of set-off or other defenses or counterclaims other than normal cash discounts accrued in the ordinary course of business consistent with past practice.

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Section 4.22 Opinion of Financial Advisor. The Seller Board has received the opinion of CCS Transactions, LLC (and, if it is in writing, has Made Available a copy of such opinion), to the effect that, as of the date of such opinion and based on and subject to the assumptions, limitations, qualifications conditions and other matters set forth therein, the Purchase Price to be received in the Transactions is fair, from a financial point of view, to Seller, and as of the date of this Agreement, such opinion has not been withdrawn, revoked or modified.

Section 4.23No Other Representations and Warranties. Except for the representations and warranties contained in this ARTICLE IV (including the related portions of the Disclosure Letters), neither Seller nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of Seller, including any representation or warranty as to the accuracy or completeness of any information regarding the Business and the Purchased Assets furnished or made available to Buyer and its Representatives (including any information, documents or material made available to Buyer in the Data Room, management presentations or in any other form in expectation of the Transactions) or as to the future revenue, profitability or success of the Business, or any representation or warranty arising from statute or otherwise in law.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller as set forth below in this ARTICLE V:

Section 5.01 Organization and Authority of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the Laws of the state of Minnesota.

Section 5.02 Authority of Buyer. Buyer has all necessary corporate power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder and to consummate the Transactions. The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder and the consummation by Buyer of the Transactions have been duly authorized by all requisite corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer, and (assuming due authorization, execution and delivery by Seller) this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). When each other Transaction Document to which Buyer is or will be a party has been duly executed and delivered by Buyer (assuming due authorization, execution and delivery by each other party thereto), such Transaction Document will constitute a legal and binding obligation of Buyer enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 5.03 No Conflicts; Consents.

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(a) No notices, reports or other filings are required to be made by Buyer with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Buyer from, any Governmental Authority in connection with the execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions hereby, except for applicable requirements of the Exchange Act and such other notifications, consents, registrations, approvals, permits or authorizations that are required to be obtained by Buyer from a Governmental Authority, the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Buyer to consummate the Transactions.

(b) The execution, delivery and performance of this Agreement and the other Transaction Documents by Buyer do not, and the consummation by Buyer of the Transactions will not, constitute or result in (i) a breach or violation of, or a default under, the Organizational Documents of Buyer, (ii) with or without notice, lapse of time or both, a breach or violation of, or a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a benefit under or the creation of any Lien under any Contracts binding upon Buyer or, assuming compliance with the matters referred to in Section 5.03(a), under any Law, Permit or Governmental Order to which Buyer is subject, except, in the case of clause (ii) above, as would not, individually or in the aggregate, prevent, materially delay or materially impair the ability of Buyer to consummate the Transactions.

Section 5.04 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Buyer.

Section 5.05 Sufficiency of Funds. Buyer has sufficient cash on hand or other sources of immediately available funds to enable it to make payment of the Purchase Price and consummate the Transactions.

Section 5.06 Solvency. Immediately after giving effect to the Transactions, Buyer shall be solvent and shall: (a) be able to pay its debts as they become due; (b) own property that has a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities); and (c) have adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with the Transactions with the intent to hinder, delay or defraud either present or future creditors of Buyer or Seller. In connection with the Transactions, Buyer has not incurred, nor plans to incur, debts beyond its ability to pay as they become absolute and matured.

Section 5.07 Legal Proceedings. There are no Actions pending or, to Buyer’s Knowledge, threatened against or by Buyer or any Affiliate of Buyer that challenge or seek to prevent, enjoin or otherwise delay the Transactions.

Section 5.08 Independent Investigation. Buyer has conducted its own independent investigation, review and analysis of the Business and the Purchased Assets, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of Seller for such purpose. Buyer acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the Transactions, Buyer has relied solely upon its own investigation and the express representations and warranties of Seller set forth in this Agreement (including related portions of the Disclosure Letters), the other Transaction Documents, the Disclosure Letters attached hereto, or any certificate or document delivered to Buyer pursuant to this Agreement; and (b) neither Seller nor any other Person has made any representation or warranty as to Seller, the Business, the Purchased Assets or this Agreement, except as expressly set forth in this Agreement (including the related portions of the Disclosure Letters) and the other Transaction Documents.

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Section 5.09 Ownership of Seller Common Stock. Neither Buyer nor any of its Affiliates “owns” (as defined in Section 203(c)(9) of the Delaware General Corporation Law) any shares of Seller Common Stock.

ARTICLE VI
COVENANTS

Section 6.01Conduct of Business Prior to the Closing. From the date hereof until the Closing, except as otherwise provided in this Agreement or consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), Seller shall (a) conduct the Business in the ordinary course of business of Seller; and (b) use commercially reasonable efforts to maintain and preserve intact its current Business organization, operations and franchise and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having relationships with the Business. From the date hereof until the Closing Date, except as consented to in writing by Buyer (which consent shall not be unreasonably withheld, conditioned or delayed), Seller shall:

(a) preserve and maintain all Permits required for the conduct of the Business as currently conducted or the ownership and use of the Purchased Assets;

(b) maintain the properties and assets included in the Purchased Assets in the same condition as they were on the date of this Agreement, subject to reasonable wear and tear;

(c) use commercially reasonable efforts to defend and protect the properties and assets included in the Purchased Assets from infringement or usurpation;

(d) perform all of its obligations under all Assigned Contracts;

(e) comply in all material respects with all Laws applicable to the conduct of the Business; and

(f) not take or permit any action to be taken on behalf of Seller that would cause any of the changes, events or conditions described in Section 4.06 to occur (except with respect to Section 4.06(j), as it relates to adoption of any plan of merger, consolidation or reorganization).

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Section 6.02 Acquisition Proposals.

(a) Solicitation or Negotiation. Seller agrees that, except as expressly permitted by this Section 6.02, neither it nor any of its Affiliates will, and Seller will direct and use its commercially reasonable efforts to cause its and its Affiliates’ Representatives not to:

(i) initiate, solicit, knowingly facilitate or knowingly encourage any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal;

(ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data to any Person relating to, any proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, except to notify such Person of the existence of this Section 6.02; or

(iii) approve, support, adopt, endorse or recommend any Acquisition Proposal or any Contract with respect thereto.

(b) Response to Acquisition Proposals. Notwithstanding anything in the foregoing to the contrary, prior to, but not after, the date and time at which the Shareholder Approval is obtained (“End Date”), if Seller receives a written Acquisition Proposal that did not result from a breach of this Section 6.02 and which the Seller Board determines in good faith to be bona fide, Seller and its Representatives may (i) after having complied with Section 6.02(f), provide information in response to a request therefor by the Person who has made such Acquisition Proposal, but only if Seller receives from the Person so requesting such information an executed confidentiality agreement on terms no less restrictive in the aggregate to such Person than those contained in the Confidentiality Agreement and prior to or concurrently with disclosing any information to such Person or any of its Affiliates or Representatives in response to such Acquisition Proposal, Seller makes such information available to Buyer (to the extent such information has not been previously made available to Buyer); (ii) after having complied with Section 6.02(f), engage or participate in any discussions or negotiations with such Person; and (iii) after having complied with Section 6.02(c), approve, recommend, or otherwise declare advisable or propose to approve, recommend or declare advisable (publicly or otherwise) such an Acquisition Proposal, if and only to the extent that, (A) prior to taking any action described in clause (i) or (ii) above, the Seller Board determines in good faith after consultation with outside legal counsel that the failure to take such action, in light of the Acquisition Proposal and the terms of this Agreement, would be inconsistent with the directors’ fiduciary duties under applicable Law, (B) in each such case referred to in clause (i) or (ii) above, the Seller Board has determined in good faith based on the information then available and after consultation with outside legal counsel and Seller’s financial advisor that such Acquisition Proposal either constitutes a Superior Proposal or would be reasonably likely to result in a Superior Proposal, and (C) in the case referred to in clause (iii) above, the Seller Board determines in good faith (after consultation with outside legal counsel and Seller’s financial advisor) that such Acquisition Proposal is a Superior Proposal.

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(c) Change of Recommendation; Alternative Acquisition Agreement.

(i) The Seller Board and each committee of the Seller Board will not, directly or indirectly:

(A) (1) except as expressly permitted by this Section 6.02, withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Buyer, the Seller Board Recommendation with respect to the Transactions, or (2) approve, propose to approve, resolve to approve, recommend or otherwise declare advisable (publicly or otherwise), any Acquisition Proposal; or

(B) except as expressly permitted by, and after compliance with, Section 9.03(a) hereof, cause or permit Seller to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement or other Contract (other than a confidentiality agreement referred to in Section 6.02(b) entered into in compliance with Section 6.02(b)) (an “Alternative Acquisition Agreement”) relating to any Acquisition Proposal.

(ii) Notwithstanding anything to the contrary set forth in this Agreement, the Seller Board may withhold, withdraw, qualify or modify the Seller Board Recommendation (a “Change of Recommendation”) prior to the End Date if the Seller Board determines in good faith based on information then available, after consultation with outside legal counsel and its financial advisor, that an Acquisition Proposal is a Superior Proposal and, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with directors’ fiduciary duties under applicable Law; provided, however, that Seller will not effect a Change of Recommendation in connection with a Superior Proposal, or take any action pursuant to Section 9.03(a) with respect to a Superior Proposal unless: (A) Seller notifies Buyer in writing, ten (10) calendar days in advance, that it intends to effect a Change of Recommendation in connection with a Superior Proposal, or to take action pursuant to Section 9.03(a) with respect to a Superior Proposal, which notice will specify the reasons for such action and will specify the identity of the party who made such Superior Proposal and, in reasonable detail, all of the material terms and conditions of such Superior Proposal and attach the most current version of the agreement reflecting such terms and conditions; (B) after providing such notice and prior to making such Change of Recommendation in connection with a Superior Proposal, or taking any action pursuant to Section 9.03(a) with respect to a Superior Proposal, Seller will negotiate in good faith with Buyer during such ten (10) calendar day period (to the extent that Buyer desires to negotiate) to make such revisions to the terms of this Agreement or consider a possible alternative transaction with Buyer so that the Acquisition Proposal that is the subject of the notice ceases to be a Superior Proposal; and (C) the Seller Board will have considered in good faith any changes to this Agreement offered in writing by Buyer and will have determined in good faith (after consultation with its outside legal counsel and financial advisor) that the Superior Proposal would continue to constitute a Superior Proposal if such changes offered in writing by Buyer were to be given effect; provided that Seller will not effect a Change of Recommendation in connection with a Superior Proposal, or take any action pursuant to Section 9.03(a) with respect to a Superior Proposal, prior to the time that is ten (10) calendar days after it has provided the written notice required by clause (A) above; provided, further, that in the event that the Acquisition Proposal is thereafter modified by the party making such Acquisition Proposal, Seller will provide written notice of such modified Acquisition Proposal and will again comply with this Section 6.02(c), except that the deadline for such new written notice will be reduced to five (5) calendar days (rather than the ten calendar days otherwise contemplated by this Section 6.02(c)) and the time Seller will be permitted to effect a Change of Recommendation in connection with a Superior Proposal, or to take action pursuant to Section 9.03(a) with respect to a Superior Proposal, will be reduced to the time that is five (5) calendar days after it has provided such written notice (rather than the time that is ten (10) calendar days otherwise contemplated by this Section 6.02(c)).

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(iii) A Change of Recommendation may also be made at any time prior to the End Date if:

(A) there shall occur or arise after the date of this Agreement a material and fundamental development or material and fundamental change in circumstances that relates to the Business that does not relate to any Acquisition Proposal (any such material development or material change in circumstances unrelated to an Acquisition Proposal being referred to in this Agreement as an “Intervening Event”) provided, however, that in no event shall the receipt, existence or terms of any Acquisition Proposal or any inquiry, offer, request or proposal that would reasonably be expected to lead to an Acquisition Proposal constitute or be deemed to contribute to or otherwise be taken into account in determining whether there has been an Intervening Event;

(B) Seller had no Knowledge of Seller of such Intervening Event as of the date of this Agreement and such Intervening Event was not reasonably foreseeable or, if Seller had Knowledge of Seller of such Intervening Event as of the date of this Agreement, the consequences of such Intervening Event were not reasonably foreseeable;

(C) the Seller Board determines in good faith, after consultation with outside legal counsel, that, in light of such Intervening Event, the failure to make a Change of Recommendation, if this Agreement were not amended or an alternative transaction with Buyer were not entered into, would be inconsistent with the directors’ fiduciary duties under applicable Law;

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(D) a Change of Recommendation is not made at any time within the period of ten (10) calendar days after Buyer receives written notice from Seller confirming that the Seller Board has determined that the failure to make a Change of Recommendation in light of such Intervening Event would be inconsistent with the directors’ fiduciary duties under applicable Law (which notice specifies, in reasonable detail, the reasons for such action);

(E) during such ten (10) calendar day period, if requested by Buyer, Seller engages in good faith negotiations with Buyer to amend this Agreement or enter into an alternative transaction with Buyer so that the failure to make a Change of Recommendation in light of such Intervening Event would not be inconsistent with the directors’ fiduciary duties under applicable Law; and

(F) at the end of such ten (10) calendar day period, the Seller Board determines in good faith, after consultation with outside legal counsel, that the failure to make a Change of Recommendation would be inconsistent with the directors’ fiduciary duties under applicable Law in light of such Intervening Event (taking into account any written proposal submitted to Seller by Buyer to amend this Agreement or enter into an alternative transaction with Buyer as a result of the negotiations contemplated by clause (E) above).

(d) Certain Permitted Disclosure; Standstills.

(i) Nothing in this Agreement shall prohibit Seller or the Seller Board from disclosing to Seller’s shareholders a position with respect to a tender offer by a third party pursuant to Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or Item 1012(a) of Regulation M-A; provided, however, that unless such disclosure consists solely of a “stop, look and listen” communication containing only statements contemplated by Rule 14d-9(f) under the Exchange Act, Seller shall first comply with Section 6.02(c), (e) and (f), to the extent applicable to such disclosure.

(ii) Seller shall not grant any waiver or release under, or fail to enforce, any standstill or similar agreement; provided, however, at any time prior to the End Date, Seller may grant a waiver or release under any standstill agreement if the Seller Board determines in good faith (after consultation with its outside legal counsel) that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law. Seller shall provide written notice to Buyer of any waiver or release of any standstill by Seller, including disclosure of the identities of the parties thereto and circumstances relating thereto. Except for the waiver or release of standstill as contemplated by this Section 6.02(d)(ii), Seller shall enforce, and shall not release or permit the release of any person from, or amend, waive, terminate or modify, and shall not permit the amendment, waiver, termination or modification of, any provision of, any confidentiality or similar agreement or provision to which Seller or any of its Affiliates is a party or under which Seller or any of its Affiliates has any rights. Seller shall not, and shall not permit any of its Representatives to, enter into any confidentiality or similar agreement subsequent to the date of this Agreement that prohibits Seller or any of its Affiliates from providing Buyer the information specifically required to be provided to Buyer pursuant to this Section 6.02.

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(e) Existing Discussions. Seller agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal or any inquiry or proposal that would reasonably be expected to lead to an Acquisition Proposal, immediately terminate access by any third party to any physical or electronic data room relating to any Acquisition Proposal or any inquiry or proposal that would reasonably be expected to lead to an Acquisition Proposal, and will take the necessary steps to promptly inform such individuals or entities of the obligations undertaken in this Section 6.02. Seller also agrees that it will promptly request each Person that has heretofore executed a confidentiality agreement in connection with such Person’s consideration of an acquisition of Seller to return or destroy all confidential information heretofore furnished to such Person by or on behalf of Seller or any of its Representatives.

(f) Notice. Seller agrees that it will promptly (and, in any event, within 24 hours) notify Buyer if any proposals or offers with respect to an Acquisition Proposal are received by, any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, it or any of its Representatives indicating, in connection with such notice, the identity of the Person making the proposal or offer and the material terms and conditions of any proposals or offers (including, if applicable, copies of any written requests, proposals or offers, including proposed Contracts) and thereafter will keep Buyer informed on a current (and no less than daily basis) of the status of any such discussions or negotiations. In the event that any party modifies its Acquisition Proposal in any respect, Seller will notify Buyer orally and in writing within 24 hours of receipt of such modification of the fact that such Acquisition Proposal has been modified and the terms of such modification (including, if applicable, copies of any written documentation reflecting such modification). Seller agrees that it will not enter any confidentiality (or similar) agreement subsequent to the date of this Agreement that prohibits Seller from providing to Buyer such material terms and conditions and other information. Seller will promptly (and in any event within 24 hours thereafter) notify Buyer of the identity of any Person with which Seller enters into such a confidentiality (or similar) agreement.

(g) Breach. Without limiting the foregoing, Seller agrees that any violation of the restrictions set forth in this Section 6.02 by any Representative of Seller shall constitute a breach by Seller of this Section 6.02.

Section 6.03 Access to Information. From the date hereof until the Closing, Seller shall (a) afford Buyer and its Representatives reasonable access to and the right to inspect all of the Leased Real Property, properties, assets, premises, Books and Records, Assigned Contracts and other documents and data related to the Business; (b) promptly furnish Buyer and its Representatives with such financial, operating and other data and information related to the Business as Buyer or any of its Representatives may reasonably request; and (c) instruct the Representatives of Seller to cooperate with Buyer in its investigation of the Business; provided, however, that any such investigation shall be conducted during normal business hours upon reasonable advance notice to Seller, under the supervision of Seller’s personnel and in such a manner as not to interfere with the conduct of the Business or any other businesses of Seller. All requests by Buyer for access pursuant to this Section 6.03 shall be submitted or directed exclusively to the Chief Executive Officer or such other individuals as Seller may designate in writing from time to time. Notwithstanding anything to the contrary in this Agreement, Seller shall not be required to disclose any information to Buyer if such disclosure would, in Seller’s sole discretion after consultation with legal counsel: (x) jeopardize any attorney-client or other privilege provided, that, to the extent any information is withheld pursuant to any applicable privileges (including the attorney-client privilege) the, Seller will promptly provide Buyer with a privilege log or summary describing with reasonable specificity the topics and general nature of the information withheld and why it is being withheld, and shall take such actions as Buyer and Seller shall mutually agree, acting in good faith, to allow Buyer (or its Representatives, if applicable) to gain access to such information without losing any privilege; (y) contravene any applicable Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement; or (z) reveal bids received from third parties in connection with transactions similar to those contemplated by this Agreement and any information and analysis (including financial analysis) relating to such bids. Prior to the Closing, without the prior written consent of Seller, which may be withheld for any reason, Buyer shall not contact any suppliers to, or customers of, the Business and Buyer shall have no right to perform invasive, destructive or subsurface investigations of the Leased Real Property or any other environmental sampling (such as indoor air sampling). Buyer shall, and shall cause its Representatives to, abide by the terms of the Confidentiality Agreement with respect to any access or information provided pursuant to this Section 6.03. No investigation by Buyer shall affect Seller’s representations, warranties, covenants, or agreements contained herein, or limit or otherwise affect the remedies available to Buyer pursuant to this Agreement.

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Section 6.04 Supplement to Disclosure Letters. From time to time prior to the Closing, Seller shall have the right (but not the obligation) to supplement or amend the Disclosure Letters hereto with respect to any matter hereafter arising or of which it becomes aware after the date hereof (each a “Schedule Supplement”) provided, that any Schedule Supplement shall be provided no later than five (5) Business Days prior to Closing. Any disclosure in any such Schedule Supplement shall not be deemed to have cured any inaccuracy in or breach of any representation or warranty contained in this Agreement, including for purposes of the indemnification or termination rights contained in this Agreement or of determining whether or not the conditions set forth in Section 7.02(a) or Section 7.02(b) have been satisfied; provided, however, that if Buyer has the right to terminate this Agreement within five (5) Business Days of its receipt of such Schedule Supplement; provided, however, that if such right is not exercised, then Buyer shall be deemed to have irrevocably waived any right to terminate this Agreement with respect to such matter and, further, shall have irrevocably waived its right to indemnification under Section 8.02 with respect to such matter.

Section 6.05 Employees and Employee Benefits.

(a) Buyer shall, or shall cause an Affiliate of Buyer to, offer employment effective on the Closing Date, to the Key Employees and certain other Employees at Buyer’s sole discretion (the Employees who accept such employment and commence employment on the Closing Date, the “Transferred Employees”).

(b) Provided that Buyer is provided with the data necessary to do so in a form reasonably acceptable to Buyer, with respect to any employee benefit plan maintained by Buyer or an Affiliate of Buyer (collectively, “Buyer Benefit Plans”) for the benefit of any Transferred Employee, effective as of the Closing, Buyer shall, or shall cause its Affiliate to, recognize all service of the Transferred Employees with Seller, as if such service were with Buyer, for vesting, and eligibility purposes; provided, however, such service shall not be recognized to the extent that (x) such recognition would result in a duplication of benefits or (y) such service was not recognized under the corresponding Benefit Plan.

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(c) Effective as soon as practicable following the Closing Date, Buyer may, but shall not be obligated to cause one or more defined contribution savings plans intended to qualify under sections 401(a) and 401(k) of the Code (the “Buyer Savings Plan”) to provide for the receipt of Transferred Employees’ lump sum cash distributions, in the form of an eligible rollover distribution from a defined contribution retirement plan maintained by Seller (the “Seller Savings Plan”), provided such rollovers are made at the election of the Transferred Employees and in accordance with the terms of the Buyer Savings Plan. Seller shall cause the Seller Savings Plan to fully vest Transferred Employees in their accounts immediately prior to the Closing.

(d) Effective as of the Closing, the Transferred Employees shall cease active participation in the Benefit Plans. Seller shall remain solely liable for all eligible claims for benefits under the Benefit Plans that are incurred prior to the Closing Date. For purposes of this Agreement, the following claims shall be deemed to be incurred as follows: (i) life, accidental death and dismemberment, short-term disability, and workers’ compensation insurance benefits, on the event giving rise to such benefits; (ii) medical, vision, dental, and prescription drug benefits, on the date the applicable services, materials or supplies were provided; and (iii) long-term disability benefits, on the eligibility date determined by the long-term disability insurance carrier for the plan in which the applicable Employee participates, provided however, that all claims relating to a hospital confinement that begins before the Closing but continues thereafter shall be treated as incurred before the Closing.

(e) Buyer and Seller intend that the Transactions should not constitute a separation, termination or severance of employment of any Employee who accepts an employment offer by Buyer, including for purposes of any Benefit Plan that provides for separation, termination or severance benefits, and that each such Employee will have continuous employment immediately before and immediately after the Closing. Buyer shall be liable and hold Seller harmless for any claims relating to any actions of Buyer with respect to the employment of any Transferred Employee that arises in connection with or following the Closing.

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(f) Seller shall be solely responsible, and Buyer shall have no obligations whatsoever for, any compensation or other amounts payable to any current or former employee, officer, director, independent contractor or consultant of the Business, including, without limitation, hourly pay, commission, bonus, salary, accrued vacation, fringe, pension or profit sharing benefits or severance pay for any period relating to the service with Seller at any time on or prior to the Closing Date and Seller shall pay all such amounts to all entitled persons on or prior to the Closing Date.

(g) Buyer shall be responsible for the provision of notices and continuation coverage required by the Consolidated Omnibus Budget and Reconciliation Act of 1985, as amended for each individual who is or becomes an “M&A qualified beneficiary” (as such term is defined in Treasury Regulation Section 54.4980B-9) in connection with the consummation of the transactions contemplated by this Agreement.

(h) This Section 6.05 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 6.05, express or implied, shall confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 6.05. Nothing contained herein, express or implied, shall be construed to establish, amend or modify any benefit plan, program, agreement or arrangement. The parties hereto acknowledge and agree that the terms set forth in this Section 6.05 shall not create any right in any Transferred Employee or any other Person to any continued employment with Buyer or any of its Affiliates or compensation or benefits of any nature or kind whatsoever.

Section 6.06 Confidentiality. Buyer acknowledges and agrees that the Confidentiality Agreement remains in full force and effect and, in addition, covenants and agrees to keep confidential, in accordance with the provisions of the Confidentiality Agreement, information provided to Buyer pursuant to this Agreement. If this Agreement is, for any reason, terminated prior to the Closing, the Confidentiality Agreement and the provisions of this Section 6.06 shall nonetheless continue in full force and effect.

Section 6.07 Non-Compete; Non-Solicitation. To further ensure that Buyer receives the expected benefits of acquiring the Business, throughout the period that begins on the Closing Date and ends on the third anniversary of the Closing Date (the “Restricted Period”):

(a) Seller shall not, directly or indirectly, through an Affiliate or otherwise, either for its own benefit or for the benefit of any other Person other than Buyer or its Affiliates, without the prior written consent of Buyer, which consent may be withheld by Buyer in its sole discretion, (i) engage in or assist other in engaging in the Restricted Business in the United States or anywhere in the world where Seller does business as of the effective time of the Closing (“Restricted Territory”) in any manner or capacity (e.g., through any form of ownership or as an advisor, principal, agent, partner, manager, officer, director, employee, employer, consultant, member of any association, lender or otherwise) in any aspect of the Business or (ii) have an interest in any Person that engages directly or indirectly in the Restricted Business in the Territory in any capacity, including as a partner, shareholder, member, employee, principal, agent, trustee or consultant.

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(b) Seller shall not, directly or indirectly, solicit for employment, employ, or attempt to employ any Transferred Employee or otherwise interfere with or disrupt any such employment relationship (contractual or other) between any Transferred Employee, on the one hand, and Buyer or its Affiliates, on the other hand, except that nothing herein prohibits Seller or its Affiliates from any (1) general solicitation for employment (including in any newspaper or magazine, over the internet or by any search or employment agency) if not specifically directed towards any Transferred Employee or (2) hiring of any individual where the initial contact with such individual regarding such hiring primarily arose from any such general solicitation.

(c) Seller specifically acknowledges and agrees that (i) this Section 6.07, including the geographic boundaries, scope of prohibited activities and the duration of the provisions in this Section 6.07, is reasonable and no broader than necessary to ensure that Buyer receives the expected benefits of acquiring, and enjoys the goodwill of, the Business; (ii) Buyer has refused to enter into this Agreement in the absence of this Section 6.07; and (iii) breach of this Section 6.07 will harm Buyer to such an extent that monetary damages alone may be an inadequate remedy and Buyer may not have an adequate remedy at law. Therefore, in the event of a breach by Seller of this Section 6.07, (1) Buyer (in addition to all other remedies Buyer may have) will be entitled to seek an injunction and other equitable relief (without posting any bond or other security) restraining Seller from committing or continuing such breach and to enforce specifically this Agreement and its terms and (2) if it is determined that Seller has breached this Section 6.07, then the duration of the Restricted Period with respect to Section 6.07 will be extended beyond its then-scheduled termination date for a period equal to the duration of that breach.

Section 6.08 Governmental Approvals and Consents.

(a) Each party hereto shall, as promptly as possible, use its reasonable best efforts to obtain, or cause to be obtained, all consents, authorizations, orders and approvals from all Governmental Authorities that may be or become necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement and the other Transaction Documents. Each party shall cooperate fully with the other party and its Affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals. The parties hereto shall not willfully take any action that will have the effect of delaying, impairing or impeding the receipt of any required consents, authorizations, orders and approvals.

(b) All analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals made by or on behalf of either party before any Governmental Authority or the staff or regulators of any Governmental Authority, in connection with the transactions contemplated hereunder (but, for the avoidance of doubt, not including any interactions between Seller with Governmental Authorities in the ordinary course of business, any disclosure which is not permitted by Law or any disclosure containing confidential information) shall be disclosed to the other party hereunder in advance of any filing, submission or attendance, it being the intent that the parties will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any such analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals. Each party shall give notice to the other party with respect to any meeting, discussion, appearance or contact with any Governmental Authority or the staff or regulators of any Governmental Authority, with such notice being sufficient to provide the other party with the opportunity to attend and participate in such meeting, discussion, appearance or contact.

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(c) Seller shall use commercially reasonable efforts to give all notices to, and obtain all consents from, all third parties that are described in Section 4.04(b)(iii) of the Disclosure Letters; provided, however, that neither Seller not Buyer shall be obligated to pay any consideration therefor to any third party from whom consent or approval is requested.

Section 6.09 Books and Records.

(a) In order to facilitate the resolution of any claims made against or incurred by Seller prior to the Closing, or for any other reasonable purpose, for a period of seven years after the Closing, Buyer shall:

(i) retain the Books and Records (including personnel files) relating to periods prior to the Closing in a manner reasonably consistent with the prior practices of Seller; and

(ii) upon reasonable notice, afford the Seller’s Representatives reasonable access (including the right to make, at Seller’s expense, photocopies), during normal business hours, to such Books and Records.

(b) In order to facilitate the resolution of any claims made by or against or incurred by Buyer after the Closing, or for any other reasonable purpose, for a period of seven years after the Closing, Seller shall:

(i) retain the books and records (including personnel files) of Seller which relate to the Business and its operations for periods prior to the Closing; and

(ii) upon reasonable notice, afford Buyer’s Representatives reasonable access (including the right to make, at Buyer’s expense, photocopies), during normal business hours, to such books and records.

(c) Neither Buyer nor Seller shall be obligated to provide the other party with access to any Books or Records (including personnel files) pursuant to this Section 6.09 where such access would violate any Law.

Section 6.10 Closing Conditions. From the date hereof until the Closing, each party hereto shall use commercially reasonable efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in ARTICLE VII hereof.

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Section 6.11 Public Announcements. The initial press release regarding this Agreement and the Transactions will be a joint press release and thereafter Seller and Buyer each will consult with each other prior to issuing any press releases or otherwise making public announcements with respect to the Transactions and prior to making any filings with any third party or any Governmental Authority (including Nasdaq) with respect thereto, except as may be required by Law or by obligations pursuant to any listing Contract with or rules of Nasdaq or by the request of any Governmental Authority. Prior to making any written communications to the employees or independent contractors of Seller or any of its Affiliates pertaining to compensation or benefit matters that are affected by the Transactions, Seller shall provide Buyer with a copy of the intended communication, Buyer shall have a reasonable period of time to review and comment on the communication, and Seller and Buyer shall cooperate in providing any such mutually agreeable communication. Notwithstanding the foregoing, this Section 6.11 shall not apply to any communication (a) that is consistent with the initial press release and the terms of this Agreement and does not contain any information relating to Seller, Buyer or the Transactions that has not been previously announced or made public in accordance with the terms of this Section 6.11, (b) is made in the ordinary course of business and does not primarily relate to this Agreement or the Transactions, (c) any dispute between the parties regarding this Agreement or the Transactions, or (d) with respect to any Change of Recommendation or announcement made with respect to any Acquisition Proposal or related matters in accordance with the terms of this Agreement.

Section 6.12 Bulk Sales Laws. The parties hereby waive compliance with the provisions of any bulk sales, bulk transfer or similar Laws of any jurisdiction that may otherwise be applicable with respect to the sale of any or all of the Purchased Assets to Buyer.

Section 6.13 Transfer Taxes. Seller, on the one hand, and Buyer, on the other hand, shall each pay fifty percent (50%) of all transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the other Transaction Documents (including any real property transfer Tax and any other similar Tax). Buyer and Seller shall cooperate in timely making all filings, returns, reports and forms as may be required to comply with the provisions of applicable law in connection with the payment of any such Taxes described in the immediately preceding sentence. Buyer and Seller shall cooperate in providing each other with appropriate resale exemption certification and other similar Tax and fee documentation.

Section 6.14 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the Transactions.

Section 6.15 Proxy Statement; Special Meeting.

(a) As promptly as practicable after the date hereof (and in any event within 15 Business Days), Seller shall prepare and file with the SEC a preliminary proxy statement to be used in connection with the solicitation of proxies for use at the Shareholder Meeting (the “Proxy Statement”). Seller and Buyer shall use commercially reasonable efforts to respond to any comments of the SEC and its staff, and Seller shall file a definitive Proxy Statement as soon as reasonably practicable following resolution of any SEC comments and mail to its shareholders the Proxy Statement and all other proxy materials for such Shareholder Meeting. Each of Seller and Buyer shall promptly correct any information provided by it for use in the Proxy Statement if and to the extent that it shall have become false or misleading in any material respect. If necessary in order to comply with applicable securities laws, after the Proxy Statement shall have been so mailed, Seller shall promptly circulate amended, supplemental or supplemented proxy material, and, if required in connection therewith, resolicit proxies. Subject to Section 6.02, the Seller Board shall recommend that the stockholders of Seller vote to authorize the Transactions (“Seller Board Recommendation”) and shall include such recommendation in the Proxy Statement; provided, however, that the Seller Board may fail to make, or withdraw, modify or change such recommendation, and shall not be required to include such recommendation in the Proxy Statement, if it shall have made a Change of Recommendation.

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(b) Seller shall, in accordance with the MBCA and Seller’s Organizational Documents, establish a record date for, duly call, give notice of, convene and hold a meeting of its shareholders (the “Shareholder Meeting”) for the purpose of obtaining the Shareholder Approval and the other matters described in this Section 6.15(b) as promptly as reasonably practicable following the date upon which the Proxy Statement is cleared by the SEC (with the record date and meeting date to be set by the Seller Board after consultation with Buyer). Seller shall use commercially reasonable efforts to solicit from its shareholders proxies for the purposes of obtaining the Shareholder Approval and to obtain Shareholder Approval in accordance with the MBCA, Seller’s Organizational Documents, the Exchange Act and the rules of Nasdaq. Seller shall, upon the reasonable request of Buyer, advise Buyer at least on a daily basis on each of the last seven Business Days prior to the date of the Shareholder Meeting as to the aggregate tally of proxies received by Seller with respect to the Shareholder Approval. Without the prior written consent of Buyer, the adoption of this Agreement and the Transactions, a non-binding vote on executive compensation, and approval of a name change of Seller (as contemplated under Section 6.16) shall be the only matters (other than procedural matters) that Seller shall propose to be acted on by the shareholders of Seller at the Shareholder Meeting.

(c) Buyer shall furnish all information concerning Buyer as may be reasonably requested in connection with the preparation and filing with the SEC of the Proxy Statement so as to comply with applicable Law. Buyer and its counsel shall be given a reasonable opportunity to review and comment on the preliminary and definitive Proxy Statement before such document (or any amendment or supplement thereto) is filed with the SEC, and Seller shall consider in such document any comments reasonably and timely proposed by Buyer and its counsel. Seller shall (i) as promptly as practicable after receipt thereof, provide Buyer and its counsel with copies of any written comments, and advise Buyer and its counsel of any comments, with respect to the Proxy Statement (or any amendment or supplement thereto) received from the SEC or its staff, (ii) provide Buyer and its counsel a reasonable opportunity to review Seller’s proposed response to such comments, and (iii) consider for inclusion in Seller’s written response to such comments any input reasonably and timely proposed by Buyer and its counsel. Buyer hereby represents, covenants and agrees that none of the information to be supplied by or on behalf of Buyer or any Affiliate thereof for inclusion or incorporation by reference in the Proxy Statement shall, at the date it is first mailed to the shareholders of Seller or at the time of the Shareholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, however, that no representation or warranty is made by Buyer with respect to statements made or incorporated by reference therein to the extent based on information supplied by Seller in connection with the preparation of the Proxy Statement for inclusion or incorporation by reference therein.

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Section 6.16 Name Change. Within ten Business Days after the Closing Date, Seller will and will cause each of its Affiliates to amend the applicable Organizational Documents, amend Seller’s stock ticker symbol with Nasdaq, and take all other actions necessary, to change its name and all names under which it does business to a name that does not include (a) the words “Insignia” or “ISIG” or any word that is a variation of any such words that is confusingly similar or (b) any word that could reasonably be expected to imply any affiliation with Buyer (each, a “Restricted Word”). Seller shall provide Buyer with true, correct and complete copies of the filings with the applicable Governmental Authorities showing that such name changes occurred. Within ten Business Days after the Closing Date and at all times thereafter, Seller will and will cause each of its Affiliates to not use a name that includes any Restricted Word, including on letterhead or other correspondence, employee business cards, accounts or signage.

Section 6.17 Tax Matters Covenant.

(a) Buyer and the Seller shall cooperate in connection with the filing of Tax Returns and any Action with respect to Taxes. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such action, suit, demand or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Buyer and Seller agree to retain all books and records within their possession with respect to Tax matters pertinent to Seller relating to any Taxable period beginning before the Closing Date until the expiration of the applicable statute of limitations (and, to the extent notified by Buyer, any extensions thereof), and to abide by all record retention agreements entered into with any Governmental Authority. Buyer and Seller further agree, upon request, to use their commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or any other person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the Transactions).

(b) In the case of any Taxes that are payable for a Straddle Period, the portion of such Tax attributable to the Pre-Closing Tax Period shall (i) in the case of any Taxes other than Taxes based upon or related to income, sales, gross receipts, wages, capital expenditures or expenses, be deemed to be the amount of such Tax for the Straddle Period multiplied by a fraction the numerator of which is the days in the Pre-Closing Tax Period and the denominator of which is the number of days in the Straddle Period, and (ii) in the case of any Tax based upon or related to income, sales, gross receipts, wages, capital expenditures or expenses, be deemed to be equal to the amount that would be payable if the Pre-Closing Tax Period ended on the Closing Date.

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Section 6.18 Guaranty Regarding Buyer’s Obligations. Each party hereto acknowledges that, on the date of this Agreement, Park Printing, Inc., a Minnesota corporation and Affiliate of Buyer, is executing and delivering to Seller, the Guaranty that is attached immediately following the signature pages hereto.

ARTICLE VII
CONDITIONS TO CLOSING

Section 7.01 Conditions to Obligations of All Parties. The obligations of each party to consummate the Transactions shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a) Seller shall have obtained the Shareholder Approval.

(b) No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the Transactions illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

Section 7.02 Conditions to Obligations of Buyer. The obligations of Buyer to consummate the Transactions shall be subject to the fulfillment or Buyer’s waiver, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of Seller contained in ARTICLE IV shall be true and correct in all material respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all material respects as of that specified date).

(b) Seller shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other Transaction Documents to be performed or complied with by it prior to or on the Closing Date.

(c) Seller shall have delivered to Buyer duly executed counterparts to the Transaction Documents (other than this Agreement) and such other documents and deliveries set forth in Section 3.02(a).

(d) Buyer shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in Section 7.02(a) and Section 7.02(b) have been satisfied (the “Seller Closing Certificate”).

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(e) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the Seller Board authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the Transactions, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the Transactions.

(f) Buyer shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Seller certifying the names and signatures of the officers of Seller authorized to sign this Agreement, the Transaction Documents and the other documents to be delivered hereunder and thereunder.

Section 7.03 Conditions to Obligations of Seller. The obligations of Seller to consummate the Transactions shall be subject to the fulfillment or Seller’s waiver, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of Buyer contained in ARTICLE V shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect on Buyer’s ability to consummate the Transactions.

(b) Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and each of the other Transaction Documents to be performed or complied with by it prior to or on the Closing Date.

(c) Buyer shall have delivered to Seller the Closing Date Payment, duly executed counterparts to the Transaction Documents (other than this Agreement) and such other documents and deliveries set forth in Section 3.02(b).

(d) Seller shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Buyer, that each of the conditions set forth in Section 7.03(a) and Section 7.03(b) have been satisfied (the “Buyer Closing Certificate”).

(e) Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying that attached thereto are true and complete copies of all resolutions adopted by the Board of Governors of Buyer authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the Transactions, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the Transactions.

(f) Seller shall have received a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Buyer certifying the names and signatures of the officers of Buyer authorized to sign this Agreement, the Transaction Documents and the other documents to be delivered hereunder and thereunder.

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ARTICLE VIII

INDEMNIFICATION

Section 8.01 Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing and shall remain in full force and effect until the date that is twelve (12) months from the Closing Date. None of the covenants or other agreements contained in this Agreement shall survive the Closing Date other than those which by their terms contemplate performance after the Closing Date, and each such surviving covenant and agreement shall survive the Closing for the period contemplated by its terms. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of such survival period and such claims shall survive until finally resolved.

Section 8.02 Indemnification By Seller. Subject to the other terms and conditions of this ARTICLE VIII, from and after Closing, Seller shall indemnify Buyer and its Affiliates and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold Buyer harmless from and against, any and all Losses incurred or sustained by, or imposed upon, Buyer based upon, arising out of, with respect to or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement;

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Seller pursuant to this Agreement; or

(c) any Excluded Asset or any Excluded Liability.

Section 8.03 Indemnification By Buyer. Subject to the other terms and conditions of this ARTICLE VIII, from and after Closing, Buyer shall indemnify Seller and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold Seller harmless from and against, any and all Losses incurred or sustained by, or imposed upon, Seller based upon, arising out of, with respect to or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement;

(b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by Buyer pursuant to this Agreement; or

(c) subject to Seller’s obligations in Section 8.02, any Assumed Liability.

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Section 8.04 Certain Limitations. The party making a claim under this ARTICLE VIII is referred to as the “Indemnified Party”, and the party against whom such claims are asserted under this ARTICLE VIII is referred to as the “Indemnifying Party”. The indemnification provided for in Section 8.02 and Section 8.03 shall be subject to the following limitations:

(a) The Indemnifying Party shall not be liable to the Indemnified Party for indemnification under Section 8.02(a) or Section 8.03(a), as the case may be, until the aggregate amount of all Losses in respect of indemnification under Section 8.02(a) or Section 8.03(a) exceeds $17,500 (the “Deductible”), in which event the Indemnifying Party shall only be required to pay or be liable for Losses in excess of the Deductible.

(b) Except in the case of Fraud or Willful Breach, the aggregate amount of all Losses for which an Indemnifying Party shall be liable pursuant to Section 8.02(a) or Section 8.03(a), as the case may be, shall not exceed ten percent (10%) of the Purchase Price.

(c) Payments by an Indemnifying Party pursuant to Section 8.02 or Section 8.03 in respect of any Loss shall be limited to the amount of any Liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment received or reasonably expected to be received by the Indemnified Party in respect of any such claim; provided, however, (i) that the foregoing in no way obligates Buyer to purchase or maintain any insurance policy; and (ii) in no event shall Buyer be required to take any kind of action with respect to such claim against an insurance carrier which issued a policy that is an Excluded Asset as a condition to seeking or recovering indemnification from Seller hereunder. Subject to the immediately preceding sentence, the Indemnified Party shall use its commercially reasonable efforts to recover under insurance policies or indemnity, contribution or other similar agreements for any Losses prior to seeking indemnification under this Agreement.

(d) Payments by an Indemnifying Party pursuant to Section 8.02 or Section 8.03 in respect of any Loss shall be reduced by an amount equal to any Tax benefit realized or reasonably expected to be realized as a result of such Loss by the Indemnified Party.

(e) Except in the case of Fraud or Willful Breach, in no event shall any Indemnifying Party be liable to any Indemnified Party for any punitive, incidental, consequential, special or indirect damages, including loss of future revenue or income, loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement, or diminution of value or any damages based on any type of multiple.

(f) Each Indemnified Party shall take, and cause its Affiliates to take, all reasonable steps to mitigate any Loss upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach that gives rise to such Loss.

(g) For all purposes of this ARTICLE VIII, in determining the amount of any Losses suffered by an Indemnitee related to any inaccuracy in or breach of any representation, warranty, agreement or covenant, all qualifications or exceptions in such representation, warranty, agreement or covenant relating to or referring to “materiality” or “Material Adverse Effect” or any similar term or phrase shall be disregarded.

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(h) Seller shall not be liable under this ARTICLE VIII for any Losses based upon or arising out of any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement if Buyer had actual knowledge of such inaccuracy or breach prior to the Closing. For purposes of this section, actual knowledge of Buyer shall mean the actual knowledge of Tim Koloski and Brian Koloski.

Section 8.05 Indemnification Procedures.

(a) If any Indemnified Party receives notice of the assertion or commencement of any action, suit, claim or other legal proceeding made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing (a “Third-Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party prompt written notice thereof. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Third-Party Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume the defense of any Third-Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense. In the event that the Indemnifying Party assumes the defense of any Third-Party Claim, subject to Section 8.05(b), it shall have the right to take such action as it deems necessary to avoid, dispute, defend, appeal or make counterclaims pertaining to any such Third-Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right, at its own cost and expense, to participate in the defense of any Third-Party Claim with counsel selected by it subject to the Indemnifying Party’s right to control the defense thereof. If the Indemnifying Party elects not to compromise or defend such Third-Party Claim or fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement, the Indemnified Party may, subject to Section 8.05(b), pay, compromise, defend such Third-Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third-Party Claim. Seller and Buyer shall cooperate with each other in all reasonable respects in connection with the defense of any Third-Party Claim, including making available (subject to the provisions of Section 6.06) records relating to such Third-Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third-Party Claim.

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(b) Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third-Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), except as provided in this Section 8.05(b). If a firm offer is made to settle a Third-Party Claim without leading to Liability or the creation of a financial or other obligation on the part of the Indemnified Party and provides, in customary form, for the unconditional release of each Indemnified Party from all Liabilities in connection with such Third-Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within ten days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third-Party Claim and, in such event, the maximum Liability of the Indemnifying Party as to such Third-Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer and also fails to assume defense of such Third-Party Claim, the Indemnifying Party may settle the Third-Party Claim upon the terms set forth in such firm offer to settle such Third-Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 8.05(a), it shall not agree to any settlement without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(c) Any claim by an Indemnified Party on account of a Loss which does not result from a Third-Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party prompt written notice thereof. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party forfeits rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party. The Indemnifying Party shall have 30 days after its receipt of such notice to respond in writing to such Direct Claim. During such 30-day period, the Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Indemnified Party’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such 30-day period, the Indemnifying Party shall be deemed to have rejected such claim, in which case the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

Section 8.06 Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.

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Section 8.07 Exclusive Remedies. Subject to Section 10.12, the parties acknowledge and agree that from and after Closing their sole and exclusive remedy with respect to any and all claims (other than claims arising from Fraud and Willful Misconduct) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this ARTICLE VIII. In furtherance of the foregoing, except with respect to Section 10.12, each party hereby waives, from and after Closing, to the fullest extent permitted under Law, any and all rights, claims and causes of action (other than rights, claims and causes of action arising from Fraud and Willful Misconduct) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other parties hereto and their Affiliates and each of their respective Representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in this ARTICLE VIII. Nothing in this Section 8.07 shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled pursuant to Section 10.12.

Section 8.08 Distributions from Escrow.

(a) In the event that, following the Closing, any Buyer Indemnitee incurs Losses for which it believes he, she or it is entitled to indemnification from Seller in accordance with this Article VIII or any Transaction Document, then promptly after such Buyer Indemnitee’s submission to Seller of a written notice of claim and so long as such Buyer Indemnitee and such Seller agrees to an amount of indemnifiable Losses, such Buyer Indemnitee and Seller shall promptly send a joint disbursement notice to the Escrow Agent instructing the Escrow Agent to transfer to such Buyer Indemnitee from the Escrow Account such funds as are equal to the undisputed amount. In the event that the Buyer Indemnitee and Seller do not agree that such Buyer Indemnitee is entitled to indemnification from such Seller in accordance with this ARTICLE VIII, or the Buyer Indemnitee and Seller do not agree to an undisputed amount of such indemnifiable Losses, then Seller shall be entitled to contest the Buyer Indemnitee’s claim for indemnification in accordance with Section 10.11. In the event such claim relates to an agreed-upon amount of indemnifiable Losses in excess of the then-remaining Escrow Account, then Seller shall promptly pay such excess amount to the Buyer Indemnitee, subject to the limitations in Section 8.04.

(b) On or before the fifth Business Day following January 1, 2024 (such date, the “FirstEscrow Release Date”), (i) an amount equal to the Bonus Payout will be disbursed to Buyer and (ii) an amount equal to the remainder, if any, after deducting the Bonus Payout from the Bonus Escrow Amount will be disbursed to Seller, in each case in accordance with the terms of the Escrow Agreement. Buyer and Seller shall send a disbursement notice to the Escrow Agent instructing the Escrow Agent to disburse such amounts, if any, to which each is entitled. Each of Seller and Buyer will exercise its respective reasonable best efforts to ensure that each former employee of Seller who is continuously employed by Buyer through December 31, 2023 receives from the Buyer through its payroll provider the amount allocated to them, subject to any applicable tax withholding, in accordance with the terms of the Escrow Agreement (which, with respect to Buyer, shall solely require instructing its payroll provider to pay the Bonus Payout in accordance with the Section).

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(c) On the twelve (12)-month anniversary of the Closing Date (such date, the “Second Escrow Release Date”), an amount equal to the then-remaining Escrow Amount (after taking into account any disbursement of funds prior to the date thereof and less any portion of the Escrow Account subject to any outstanding unresolved claim delivered on or prior to such date) shall be disbursed to Seller, and Buyer and Seller shall send a disbursement notice to the Escrow Agent instructing the Escrow Agent to disburse to Seller the then-remaining Escrow Amount to which Seller is entitled. In the event that any Buyer Indemnitee asserts any claim for indemnification (a) after the Escrow Release Date or (b) at any time after all funds available in the Escrow Account have been fully disbursed, such Buyer Indemnitee may proceed against Seller for indemnification in accordance with this ARTICLE VIII.

Section 8.09 Escrow Costs. The initial administration fees, costs and expenses of the Escrow Agent shall be borne by Buyer. All other fees, costs and expenses of the Escrow Agent (if any) shall be borne equally by Buyer and Seller.

ARTICLE IX

TERMINATION

Section 9.01 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing by mutual written consent of Seller and Buyer.

Section 9.02 Termination by Either Buyer or Seller. This Agreement may be terminated at any time prior to the Closing by action of either the Seller Board or the Board of Governors of Buyer if (a) the Closing shall not have occurred by September 30, 2023 (the “Termination Date”), provided that the failure of the Closing to occur by the Termination Date is not primarily the result of a Willful Breach by the party seeking to terminate this Agreement, (b) any Governmental Order issued by a Governmental Authority permanently restraining, enjoining or otherwise prohibiting the consummation of the Transactions shall have become final and non-appealable, provided that the right to terminate this Agreement pursuant to this Section 9.02 will not be available to any party if such Governmental Order was primarily due to the failure of such party to perform any of its obligations under this Agreement or (c) the Shareholder Meeting shall have been held and completed and the Shareholder Approval shall not have been obtained by reason of the failure to obtain the required vote upon a final vote taken at the Shareholder Meeting (or any adjournment or postponement thereof at which such vote was taken).

Section 9.03 Termination by Seller. This Agreement may be terminated at any time prior to the Closing by Seller by written notice of Seller to Buyer:

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(a) at any time prior to the End Date, if (i) Seller has not breached any of the terms of Section 6.02, (ii) Seller has complied with the terms of Section 6.02(c)(ii) and, following the four Business Day period (or shorter period) provided for therein and after consideration of any change to this Agreement proposed in negotiations with Buyer and during such period, the Seller Board authorizes Seller, subject to complying with the terms of this Agreement, to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal and (iii) Seller, simultaneous with such termination, pays to Buyer in immediately available funds any fees required to be paid pursuant to Section 9.05; provided, that Seller agrees that it will not enter into the binding agreement referred to in clause (ii) above until at least the fourth Business Day after it has provided the notice to Buyer required by Section 6.02(c), if any, and in the event of any material change to the terms of such Superior Proposal, Seller will, in each case, have delivered to Buyer an additional notice as required by Section 6.02(c) and the notice period will have recommenced; provided, further that Seller does not have the right to terminate this Agreement under this Section 9.03(a) after the End Date; or

(b) if there has been a breach of any representation, warranty, covenant or agreement made by Buyer in this Agreement, or any such representation and warranty will have become untrue after the date of this Agreement, such that Section 7.03(a) or (b) or (a) would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of (i) 30 calendar days after written notice thereof is given by Seller to Buyer and (ii) the Termination Date.

Section 9.04 Termination by Buyer. This Agreement may be terminated at any time prior to the Closing by written notice of Buyer to Seller if:

(a) the Seller Board (i) shall have made a Change of Recommendation; (ii) fails to include the Seller Board Recommendation in the Proxy Statement; (iii) shall have failed to reaffirm its approval or recommendation of this Agreement and the sale of the Business as promptly as reasonably practicable (but in any event within five Business Days after receipt of any written request to do so from Buyer) at any time following the public disclosure of an Acquisition Proposal; or (iv) prior to ten Business Days after the commencement of a tender or exchange offer for outstanding equity securities of Seller that has been publicly disclosed (other than by Buyer or an Affiliate of Buyer), shall fail to recommend against a tender offer or exchange offer; or

(b) there has been a breach of any representation, warranty, covenant or agreement made by Seller in this Agreement, or any such representation and warranty will have become untrue after the date of this Agreement, in each case such that Section 7.02(a) or (b) would not be satisfied and such breach or condition is not curable or, if curable, is not cured prior to the earlier of (i) 30 calendar days after written notice thereof is given by Buyer to Seller and (ii) the Termination Date.

Section 9.05 Effect of Termination and Abandonment. Except as provided in this Section 9.05, in the event of termination of this Agreement pursuant to this ARTICLE IX, this Agreement will become void and of no effect with no Liability to any Person on the part of any party hereto (or of any of its future, current or former Affiliates or Representatives); provided, however, and notwithstanding anything in the foregoing to the contrary, that (i) no such termination will relieve any party hereto of its obligation to pay the Termination Fee or expense obligations pursuant to this Agreement or any damages to any other party hereto resulting from any Willful Breach of this Agreement and (ii) the provisions set forth in this Section 9.05, Section 6.11 and ARTICLE X will survive the termination of this Agreement.

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(a) If this Agreement is terminated:

(i) pursuant to Section 9.02(c);

(ii) Section 9.03(a);

(iii) Section 9.04(a); or

(iv) Section 9.04(b)

then Seller will pay Buyer, by wire transfer of immediately available funds, an amount equal to the Termination Fee, (y) in the case of clauses (a)(i) and (ii) above, simultaneous with such termination, and (z) in the case of clauses (a)(iii) and (iv) above, within two Business Days of such termination; provided, that in no event shall Seller be required to pay the Termination Fee on more than one occasion.

(b) If this Agreement is terminated pursuant to Section 9.03(b), then Buyer will pay Seller, by wire transfer of immediately available funds, an amount equal to the Termination Fee within two Business Days of such termination; provided, that in no event shall Buyer be required to pay the Termination Fee on more than one occasion.

(c) In the event that this Agreement is terminated by Buyer pursuant to Section 9.02(c), Section 9.03(a), Section 9.04(a) or Section 9.04(b), and at the time of such termination, all of the conditions in Section 7.03 have been satisfied or waived other (or for such conditions which are to occur at the Closing, which only need to be capable of being satisfied), then within two (2) Business Days after termination of this Agreement, Seller shall reimburse Buyer for all actual out-of-pocket expenses and fees paid or payable by Buyer in connection with this Agreement and the transactions contemplated hereby, such payment not to exceed $100,000; provided that any such amounts paid pursuant to this Section 9.05(c) shall be in addition to any amounts payable by Seller pursuant to Section 9.05(a).

(d) Notwithstanding anything in this Agreement to the contrary, except in the event of Fraud or Willful Breach (and subject to each party’s right to pursue specific performance pursuant to Section 10.12), the parties hereby agree and acknowledge that the right to receive the Termination Fee (and if applicable, the reimbursement of expenses pursuant to Section 9.05(c)), shall be such party’s sole and exclusive remedy in connection with termination of this Agreement.

(e) For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, if this Agreement has not been validly terminated, each party shall have the right to specific performance pursuant to Section 10.12; provided, that, in no event shall either party be entitled to seek or specifically enforce any provisions of this Agreement or to obtain an injunction or injunctions to bring any other action or proceeding in equity in connection with the transactions contemplated by this Agreement against any the other party other than pursuant to Section 10.12.

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(f) Each party acknowledges and agrees that the Termination Fee is not intended to be a penalty, but rather is liquidated damages in a reasonable amount that will compensate such party, in the circumstances in which such Termination Fee is due and payable, for the efforts and resources expended and opportunities forgone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Transactions which amount would otherwise be impossible to calculate with precision.

(g) The parties acknowledge and agree that the provisions of this Section 9.05 are an integral part of the transactions contemplated by this Agreement, and that, without such provisions, the parties would not have entered into this Agreement. If a party shall fail to pay to the other (or its designee) in a timely manner the amounts due pursuant to this Section 9.05, and, in order to obtain such payment, such party makes a claim against the other that results in a judgment against the other party, the other party shall pay to the claiming party the reasonable costs and expenses of the claiming party (including its reasonable attorneys’ fees and expenses) incurred or accrued in connection with such suit, together with interest on the amounts set forth in this Section 9.05 at the prime rate as published in The Wall Street Journal in effect on the date such payment was actually received, or a lesser rate that is the maximum permitted by applicable Law.

ARTICLE X

MISCELLANEOUS

Section 10.01 Expenses. Except as otherwise expressly provided herein ((including Section 6.13 and Section 9.05(c) hereof)), all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 10.02 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.02):

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If to Seller:	Insignia Systems, Inc. 212 Third Ave N; Suite 356 Minneapolis, MN 55401 Attention: Kristine A. Glancy, Chief Executive Officer Telephone: +1 763 392 6200 Email:
with a copy (which shall not constitute notice) to:	Faegre Drinker Biddle & Reath LLP 90 South Seventh Street 2200 Wells Fargo Center Minneapolis, MN 55402 Attention: W. Morgan Burns Joshua L. Colburn Email: joshua.colburn@faegredrinker.com
If to Buyer:	TIMIBO LLC c/o Park Printing, Inc. 2801 California Street NE Minneapolis, MN 55418 Attention: Tim Koloski Telephone: +1 612 789 4333 Email:
with a copy (which shall not constitute notice) to:	Cozen O’Connor 33 South 6th Street, Suite 3800 Minneapolis, MN 55402 Attention: Jeffrey Saunders Telephone: +1 612 260 9033 Email: jsaunders@cozen.com

Section 10.03   Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive and shall be deemed to mean “and/or”; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Disclosure Letters and Exhibits mean the Articles and Sections of, and Disclosure Letters and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Disclosure Letters and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. References to “ordinary course of business” shall be deemed to mean “ordinary course of business consistent with past practice”.

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Section 10.04   Disclosure Letters. All section headings in the Disclosure Letters correspond to the sections of this Agreement, but information provided in any section of the Disclosure Letters shall constitute disclosure for purposes of each section of this Agreement, but only to the extent that the relevance of such item to such other section is reasonably apparent on its face. Unless the context otherwise requires, all capitalized terms used in the Disclosure Letters shall have the respective meanings assigned to such terms in this Agreement. No disclosure in the Disclosure Letters relating to any possible breach or violation of any agreement or Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. The inclusion of any information in the Disclosure Letters shall not be deemed to be an admission or acknowledgment by Seller that in and of itself, such information is material to or outside the ordinary course of the business of Seller. No disclosure in the Disclosure Letters shall be deemed to create any rights in any third party.

Section 10.05   Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 10.06 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the greatest extent possible.

Section 10.07 Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous representations, warranties, understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, the Exhibits and Disclosure Letters (other than an exception expressly set forth as such in the Disclosure Letters), the statements in the body of this Agreement will control.

Section 10.08 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, that, Buyer may, without the prior written consent of Seller, assign all or any portion of Buyer’s rights under this Agreement to any of sources of Debt Financing or Alternative Financing or other lenders as collateral security for the purpose of securing the Debt Financing or Alternative Financing (as applicable). No assignment shall relieve the assigning party of any of its obligations hereunder.

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Section 10.09 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, that the provided, that, the Indemnified Parties are intended third party beneficiaries of, and shall have the rights to enforce the provisions of ARTICLE VIII.

Section 10.10 Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 10.11 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota without giving effect to any choice or conflict of law provision or rule (whether of the State of Minnesota or any other jurisdiction).

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF MINNESOTA IN EACH CASE LOCATED IN THE CITY OF MINNEAPOLIS AND COUNTY OF HENNEPIN, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

65

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11(c).

Section 10.12 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy). The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable or not appropriate for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.

Section 10.13 Remedies Cumulative. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party hereto will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law, or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

Section 10.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

66

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLER:
INSIGNIA SYSTEMS, INC.

By:	/s/Kristine A. Glancy
Name:	Kristine A. Glancy
Title:	President and Chief Executive Officer

BUYER:
TIMIBO LLC

By:	/s/Tim Koloski
Name:	Tim Koloski
Title:	President

[Signature Page to Asset Purchase Agreement]

GUARANTY

Park Printing, Inc., a Minnesota corporation and Affiliate of Buyer (“Guarantor”), to induce Seller to enter into the Asset Purchase Agreement to which this Guaranty is attached (as may be hereafter amended, modified, supplemented or waived from time to time in accordance with the terms thereof, the “Agreement”), hereby absolutely, unconditionally and irrevocably guarantees the full and prompt payment and performance when due of any and all of Buyer’s covenants, agreements and other liabilities under the Agreement (collectively, the “Obligations”).  Guarantor acknowledges and agrees that Seller refuses to enter into the Agreement or to consummate the transactions contemplated therein unless Guarantor executes and delivers this Guaranty and that Guarantor will benefit personally from Seller entering into the Agreement and consummating such transactions.

Guarantor’s obligations under this Guaranty are independent of any other remedy Seller may have to enforce the Obligations, and Seller does not need to resort to Buyer or pursue any remedy against Buyer before seeking payment or performance of the Obligations by Guarantor.  No act or thing will in any way discharge Guarantor from Guarantor’s obligations hereunder, except full payment and performance of all of the Obligations. Guarantor hereby waives any and all defenses and discharges available to a guarantor or accommodation co‑obligor in such capacity and hereby waives any and all defenses, claims, setoffs and discharges of Buyer or any other Person obligated to pay or perform any Obligation, except (i) defenses to the payment of the Obligations that are available to Buyer under the Agreement or a breach by Seller of this Guaranty and (ii) the defense of discharge by payment and performance in full.  If any payment received by Seller from Buyer or any other Person is thereafter set aside or returned for any reason, the Obligations to which such payment applied will continue to exist and be enforceable against Guarantor as if such payment had never been made.  Guarantor will not exercise or enforce any (if any) right of contribution, reimbursement, recourse or subrogation as to any Obligation against any Person until all of the Obligations have been fully paid and performed.  Guarantor will pay all actual out-of-pocket expenses incurred by Seller, including reasonable attorneys’ fees and expenses, in connection with the enforcement of this Guaranty.

Each capitalized term used, but not defined, in this Guaranty will have the meaning given thereto in the Agreement.  This Guaranty will be governed by and construed in accordance with the laws of the State of Minnesota, without regard to principles of conflicts of law.  Guarantor has executed this Guaranty, effective as of the date of the Agreement.

PARK PRINTING, INC

By:	/s/ Tim Koloski
Name:	Tim Koloski
Title:	Director

Agreed to and accepted by:

INSIGNIA SYSTEMS, INC.

By:	/s/ Kristine A. Glancy
Name:	Kristine A. Glancy
Title:	President and Chief Executive Officer

Schedule 2.08(a)

Unexecuted Program Methodology

“Unexecuted Program Adjustment” means an amount (positive or negative), as of the Closing Date, calculated as follows:

(1)

The aggregate of any cash or other form of consideration received by Seller from a customer for all Unexecuted Programs excluding any Accounts Receivable for which payment has already been made to Buyer pursuant to Section 2.09;

minus

(2)

The aggregate of the sum of the cash payments made by Seller to a vendor related to all Unexecuted Programs, pursuant to an invoice submitted by an applicable vendor for materials delivered with respect to all Unexecuted Programs.

If the Unexecuted Program Adjustment is a positive number, such amount will be subtracted from the Purchase Price. If the Unexecuted Program Adjustment is a negative number, such amount will be added to the Purchase Price.

APPENDIX B

May 24, 2023

Board of Directors

Insignia Systems, Inc.

8799 Brooklyn Blvd

Brooklyn Park, MN 55445

The Board of Directors:

You have requested our opinion (the “Opinion”) as to the fairness, from a financial point of view, of the Purchase Price (as defined below) to be received by Insignia Systems, Inc., a Minnesota Corporation (“Seller”), pursuant to an Asset Purchase Agreement (the “Agreement”) to be entered into between the Seller and Timibo LLC (“Buyer”), a Minnesota limited liability company, whereby the Seller wishes to sell and assign to Buyer, and Buyer wishes to purchase and assume from Seller, substantially all the assets and certain liabilities of the Seller’s business of providing in-store advertising solutions to brands, retailers, shopper marketing agencies and brokerages (the “Business”). The Agreement and the transactions and agreements contemplated by the Agreement are collectively defined as the Transactions.

As more fully described in the Agreement, at the Closing, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase from Seller, free and clear of all Encumbrances other than Permitted Encumbrances, all of Seller’s right, title and interest in, to and under all of the Purchase Assets which shall not include the designated Excluded Assets. Also, the Buyer shall assume and agree to pay, perform and discharge only the Assumed Liabilities and shall not be responsible to pay, perform or discharge any Liabilities of Seller or any of its Affiliates of any kind or nature whatsoever that are designated as Excluded Liabilities. Seller shall, and shall cause each of its Affiliates to, pay and satisfy in due course all Excluded Liabilities which they are obligated to pay and satisfy.

The aggregate purchase price for the Purchased Assets shall be $3,500,000 (the “Purchase Price”), plus the assumption of the Assumed Liabilities, subject to adjustment (if any) pursuant to the Agreement. The Purchase Price (x) plus or minus, as the case may be, Estimated Unexecuted Program Adjustment, (y) minus the (i) Closing Indebtedness, (ii) Closing Transaction Expenses and (iii) Escrow Amount, shall be paid to Seller at the Closing by wire transfer of immediately available funds to the account specified in the Flow of Funds Statement (“Closing Date Payment”).

The terms and conditions of the Transactions are more fully set forth in the Agreements and related documents.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1.	reviewed the draft dated May 23, 2023 of the Asset Purchase Agreement between Insignia Systems, Inc. and Timibo LLC;

2.

reviewed certain information relating to the historical and current operations and financial condition of the Business made available to us by the Seller, including estimates of the net proceeds to Seller;

3.	spoken with certain members of the management of Seller and certain of its representatives and advisors regarding the operations, financial condition and prospects of the Business;

4.	reviewed the current and historical market prices and trading volume for certain of Seller’s publicly traded securities;

5.

reviewed a written confirmation addressed to us from senior management of Seller which contains, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, us by or on behalf of Seller; and

6.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. We have relied upon and assumed, without independent verification, that there has been no change in the businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Business or Seller since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading. We have also relied upon, without independent verification, the assessments of the management of Seller as to the liquidity outlook of Seller. We have assumed, with the consent of the Board, that there will be no developments with respect to any such matters that would be meaningful in any respect to our analyses or this Opinion.

We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each party to the Agreement and other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transactions will be satisfied without waiver thereof, and (d) the Transactions will be consummated in a timely manner in accordance with the terms described in the Agreement and other related documents and instruments, without any amendments or modifications thereto. We have relied upon and assumed, without independent verification, that (i) the Transactions will be consummated in a manner that complies in all respects with all applicable foreign, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transactions will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Transactions, or the Business or Seller that would be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent verification, that the final form of the Agreement will not differ in any respect from the draft of the Agreement identified above.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Business or Seller or any other party. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Business, Seller or Buyer is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Business, Seller or Buyer is or may be a party or is or may be subject.

We have not been requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Transactions, the securities, assets, business or operations of the Business, Seller or any other party, or any alternatives to the Transactions, or (b) negotiate the terms of the Transactions. This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof.

This Opinion is furnished for the use of the Board in its capacity as such in connection with its evaluation of the Transactions and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Transactions or otherwise.

We have not provided financial advisory or financing services to Seller unrelated to the Transactions or to Buyer in the past two years. We may provide such services to Seller, Buyer, and their respective affiliates in the future and may receive fees for the rendering of such services.

In addition, we will receive a fee for rendering this Opinion, which is not contingent upon the successful completion of the Transactions. Seller has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.

We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Board, Seller, its security holders or any other party to proceed with or effect the Transactions, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transactions or otherwise, (iii) the fairness of any portion or aspect of the Transactions to the holders of any class of securities, creditors or other constituencies of Seller, or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Transactions as compared to any alternative business strategies or transactions that might be available for Seller or any other party, (v) the fairness of any portion or aspect of the Transactions to any one class or group of the Seller’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Seller’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not Seller, the Buyer, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Transactions, (vii) the solvency, creditworthiness or fair value of Seller or any of its subsidiaries, the Buyer or any other participant in the Transactions, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (viii) the impact of the Transactions on the solvency or viability of Seller or any of its subsidiaries or the ability of Seller or any of its subsidiaries to pay the respective obligations when they come due, or (ix) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transactions, any class of such persons or any other party, relative to the Purchase Price or any component thereof or otherwise. Furthermore, no opinion, counsel or interpretation is intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Board, on the assessments by the Board, Seller and their respective advisors, as to all legal, regulatory, accounting, insurance, tax and other similar matters with respect to the Business, the Transactions or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

Based upon and subject to the foregoing and such other factors as we consider relevant, it is our opinion that, as of the date hereof, the Purchase Price to be received in the Transactions is fair, from a financial point of view, to the Seller.

Sincerely,

/s/ Chartwell Financial Advisory, Inc.

Chartwell Financial Advisory, Inc.

APPENDIX C

PLAN OF CONVERSION

 of

INSIGNIA SYSTEMS, INC.

a Minnesota corporation

 to

[Name of Corporation]

a Delaware corporation

_______, 2023

This Plan of Conversion is entered into by Insignia Systems, Inc., a Minnesota corporation, pursuant to Minnesota Statutes 302A.682 and as of the date first written above, as follows:

1. Conversion. Insignia Systems, Inc., a Minnesota corporation shall be converted into Insignia Systems, Inc., a Delaware corporation, pursuant to the applicable provisions of the Minnesota Business Corporation Act and the General Corporation Law of the State of Delaware (the “Conversion”).

2. The Converting Organization. The name and jurisdiction of the converting organization before the Conversion is Insignia Systems, Inc., a Minnesota corporation (the “Converting Organization”). The jurisdiction of the Converting Organization’s governing statute before the Conversion is the State of Minnesota.

3. The Converted Organization. The name and jurisdiction of the converted organization after the Conversion is [Name of Corporation], a Delaware corporation (the “Converted Organization”). The jurisdiction of the Converted Organization’s governing statute after the Conversion is the State of Delaware.

4. Terms and Conditions of the Conversion. By virtue of the Conversion and without any action on the part of the Converting Organization or any holder of any common stock, par value $0.01 per share (the “Common Stock”) of the Converting Organization: (i) each share of Common Stock in the Converting Organization, issued and outstanding immediately prior to the Effective Time (as defined below), shall be converted into one share of common stock, par value $0.01 per share in the Converted Organization, and (ii) all outstanding options and warrants, and any other rights to acquire Common Stock of the Converting Organization, if any, shall be cancelled without consideration.

5. Organizational Documents. The Certificate of Incorporation attached hereto as Appendix A shall be the Certificate of Incorporation of the Converted Organization. The Bylaws attached hereto as Appendix B shall be the Bylaws of the Converted Organization.

6. Effective Time. The Conversion shall become effective upon the filing of the Articles of Conversion with the Minnesota Secretary of State and the Certificate of Conversion and the Certificate of Incorporation with the Delaware Secretary of State (the “Effective Time”). At the Effective Time, the Converted Organization shall be, for all purposes, the same organization as the Converting Organization. Therefore, upon the Effective Time, the Converted Organization shall be deemed to have been organized as of the original date of organization of the Converting Organization, and all transactions occurring before and after the Effective Time shall be deemed transactions of, and for the account of, the Converted Organization.

7. Board of Directors of Converted Organization. The members of the Board of Directors of the Converting Organization immediately prior to the Effective Time shall continue as the Board of Directors of the Converted Organization after the Effective Time, until the expiration of their respective terms and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal.

8. Officers of Converted Organization. The officers of the Converting Organization immediately prior to the Effective Time shall continue in office after the Effective Time, until the expiration of their respective terms of office and until their successors have been duly appointed and qualified, or until their earlier death, resignation or removal.

9. Continuation. As of the Effective Time, the Converted Organization shall possess all rights, privileges, powers, franchises, assets, property, and immunities of the Converting Organization. The title to any real property or any interest therein vested by deed or otherwise in the Converting Organization shall remain vested in the Converted Organization. All rights of creditors and all liens upon any property of the Converting Organization shall be preserved unimpaired, limited in lien to the property affected by such liens at the Effective Time, and all other debts, liabilities, and duties of the Converting Organization shall continue as obligations of the Converted Organization.

10. Further Assurances. If at any time upon or after the Effective Time, the Converted Organization shall determine or be advised that any instrument of further assurance is needed in order to evidence the continued vesting in it of the title of the Converting Organization to any of the property rights of the Converting Organization, the appropriate officers or directors of the Converted Organization and the Converting Organization are hereby authorized to execute, acknowledge and deliver all such instruments of further assurance and to do all acts or things, in the name of the Converted Organization and the Converting Organization, as may be required or desirable to carry out the provisions of this Plan of Conversion.

[Signature page to follow.]

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the Converting Organization, has executed this Plan of Conversion as of the date first written above.

CONVERTING ORGANIZATION:
INSIGNIA SYSTEMS, INC.,
a Minnesota corporation

By:
Name:
Title:

Signature Page to Plan of Conversion

APPENDIX A

CERTIFICATE OF INCORPORATION

[See attached.]

Certificate of Incorporation

of

[Name of Corporation]

ARTICLE I

NAME AND PURPOSE

The name of the corporation is [Name of Corporation] (hereinafter the “Corporation”). The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the “DGCL”).

ARTICLE II

REGISTERED OFFICE

The address of the corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

INCORPORATOR

The name and address of the incorporator are:

Name	Mailing Address
[Name of Incorporator]	[Mailing Address]

The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation and the names and mailing addresses of the persons who are to serve as directors until their successors are elected and qualify are attached as Exhibit A hereto.

ARTICLE IV

CAPITAL

The aggregate number of shares of stock the Corporation is authorized to issue is 5,714,285 shares of common stock, par value of $.01 per share (the “Common Stock”).

All shares of Common Stock shall be voting shares and shall be entitled to one vote per share. Holders of Common Stock shall be entitled to receive their pro rata shares, based upon the number of shares of Common Stock held by them, of such dividends or other distributions as may be declared by the Board of Directors from time to time and of any distribution of the assets of the Corporation upon its liquidation, dissolution or winding up, whether voluntary or involuntary.

ARTICLE V

WRITTEN ACTION WITHOUT MEETING

Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting by written action signed by all of the members of the Board of Directors then in office.

Any action required or permitted to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting by written action signed by all of the stockholders entitled to vote on that action. The written action is effective when it has been signed by all of those stockholders, unless a different effective time is provided in the written action.

ARTICLE VI

CUMULATIVE VOTING DENIED

No holder of stock of the Corporation shall be entitled to any cumulative voting rights.

ARTICLE VII

PRE-EMPTIVE RIGHTS DENIED

No holder of stock of the Corporation shall have any preferential, pre-emptive, or other rights of subscription to any shares of any class or series of stock of the Corporation allotted or sold or to be allotted or sold and now or hereafter authorized, or to any obligations or securities convertible into any class or series of stock of the Corporation, nor any right of subscription to any part thereof.

ARTICLE VIII

THE BOARD OF DIRECTORS

The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The Board of Directors shall consist of not less than two nor more than nine persons, who need not be stockholders.

Any vacancy on the Board of Directors that results from an increase in the number of directors shall be filled by a majority of the Board of Directors then in office, and any other vacancy occurring in the Board of Directors shall be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of such director’s predecessor.

ARTICLE IX

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS

To the full extent permitted by the DGCL and any other applicable law currently or hereafter in effect, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for or with respect to any breach of fiduciary duty as a director or officer, as applicable, or other act or omission as a director or officer of the Corporation. No amendment to or repeal of this Article IX shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. If the DGCL is hereafter amended to authorize any further limitations of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as amended.

ARTICLE X

ELECTION OF DIRECTORS

Each director shall be elected at a meeting of stockholders by the vote of the majority of the votes cast with respect to the director, provided that directors shall be elected by a plurality of the votes present and entitled to vote on the election of directors if the number of nominees exceeds the number of directors to be elected. For purposes of this Article X, action at a meeting shall mean action at a meeting which satisfies the notice and quorum requirements imposed by the bylaws of the Corporation, except as otherwise provided by law, and a majority of the votes cast means that the votes entitled to be cast by the holders of all then outstanding shares of voting stock of the Corporation that are voted “for” a director must exceed the votes entitled to be cast by the holders of all then outstanding shares of voting stock of the Corporation that are voted “against” that director.

ARTICLE XI

AMENDMENTS

Any bylaw of the Corporation may be amended or repealed by the Board of Directors, provided that, after adoption of the initial bylaws, the Board of Directors shall not adopt, amend, or repeal a bylaw fixing a quorum for meetings of stockholders, prescribing procedures for removing directors or filling vacancies in the Board of Directors, or fixing the number of directors or their classifications, qualifications, or terms of office. The Board of Directors may adopt or amend a bylaw to increase the number of directors.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Incorporation on this ___ day of _______, 2023.

By: ___________________

Name: [Name]

Title: [Title]

Exhibit A

Name	Mailing Address
[Names of Directors]	[Mailing Addresses of Directors]

APPENDIX B

BYLAWS

[See attached.]

BYLAWS

OF

[Name of Corporation]

(the “Corporation”)

ARTICLE I MEETINGS OF STOCKHOLDERS

Section 1.01 Place of Meetings. Each meeting of the stockholders shall be held at the principal place of business of the Corporation or at such other place as may be designated by the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) or the Chief Executive Officer; provided, however, that any meeting called by or at the demand of a stockholder or stockholders shall be held in the county where the principal place of business of the Corporation is located. The Board of Directors may determine that stockholders not physically present in person or by proxy at a stockholder meeting may, by means of remote communication, participate in a stockholder meeting held at a designated place. The Board of Directors also may determine that a meeting of the stockholders shall not be held at a physical place, but instead solely by means of remote communication. Participation by remote communication constitutes presence at the meeting.

Section 1.02 Regular Meetings. Regular meetings of the stockholders may be held on an annual basis on a date and at a time as determined by the Board of Directors; provided, however, that if a regular meeting has not been held during the immediately preceding 13 months, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. At each regular meeting the stockholders shall elect qualified successors for directors whose terms have expired or are due to expire within six months after the date of the meeting and may transact any other business as may properly come before them, provided, however, that no business with respect to which special notice is required by law shall be transacted unless such notice shall have been given.

Section 1.03 Special Meetings. A special meeting of the stockholders may be called for any purpose or purposes at any time by the Chief Executive Officer; by the Chief Financial Officer; by the Board of Directors or any two or more members thereof; by the Chairman; or by one or more stockholders holding not less than ten percent (10%) of the voting power of all shares of the Corporation entitled to vote, who shall demand such special meeting by written notice given to the Chief Executive Officer or the Chief Financial Officer of the Corporation specifying the purposes of such meeting (a “Stockholder Special Meeting Notice”), except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose, must be called by twenty-five percent (25%) or more of the voting power of all shares entitled to vote.

Section 1.04 Meetings Held Upon Stockholder Demand. Within 30 days after receipt of a demand by the Chief Executive Officer or the Chief Financial Officer from any stockholder or stockholders entitled to call a meeting of the stockholders, it shall be the duty of the Board of Directors of the Corporation to cause a special or regular meeting of stockholders, as the case may be, to be duly called and held on notice no later than 90 days after receipt of such demand. If the Board of Directors fails to cause such a meeting to be called and held as required by this Section 1.04, the stockholder or stockholders making the demand may call the meeting by giving notice as provided in Section 1.06 hereof at the expense of the Corporation.

Section 1.05 Adjournments. Any meeting of the stockholders may be adjourned from time to time to another date, time and place. If any meeting of the stockholders is so adjourned, no notice as to such adjourned meeting need be given if the date, time and place at which the meeting will be reconvened are announced at the time of adjournment and the adjourned meeting is held not more than 120 days after the date fixed for the original meeting. At any adjourned meeting at which a quorum is present, any business may be transacted which may have been transacted at the meeting as originally noticed.

Section 1.06 Notice of Meetings. Unless otherwise required by law, written notice of each meeting of the stockholders, stating the date, time and place and, in the case of a special meeting, the purpose or purposes, shall be given at least ten days and not more than 60 days prior to the meeting to every holder of shares entitled to vote at such meeting except as specified in Section 1.05 or as otherwise permitted by law. Notice may be given to a stockholder by means of electronic communication if the requirements of Section 222 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”), are met. Notice to a stockholder is also effectively given if the notice is addressed to the stockholder or a group of stockholders in a manner permitted by the rules and regulations under the Securities Exchange Act of 1934 (the “Exchange Act”), so long as the Corporation has first received the written or implied consent required by those rules and regulations. The business transacted at a special meeting of stockholders is limited to the purposes stated in the notice of the meeting.

Section 1.07 Waiver of Notice. A stockholder may waive notice of the date, time, place and purpose or purposes of a meeting of stockholders. A waiver of notice by a stockholder entitled to notice is effective whether given before, at or after the meeting, and whether given in writing, orally, by authenticated electronic communication or by attendance. Attendance by a stockholder at a meeting, including attendance by remote communication, is a waiver of notice of that meeting, unless the stockholder objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not participate in the consideration of the item at that meeting.

Section 1.08 Voting Rights.

Subdivision 1. A stockholder shall have one vote for each share held which is entitled to vote. Except as otherwise required by law, a holder of shares entitled to vote may vote any portion of the shares in any way the stockholder chooses. If a stockholder votes without designating the proportion or number of shares voted in a particular way, the stockholder is deemed to have voted all of the shares in that way.

Subdivision 2. The Board of Directors (or an officer of the Corporation, if authorized by the Board) may fix a date not more than 60 days nor less than 10 days before the date of a meeting of stockholders as the record date for the determination of the holders of shares entitled to notice of and entitled to vote at the meeting. When a record date is so fixed, only stockholders on that date are entitled to notice of and permitted to vote at that meeting of stockholders notwithstanding any transfer of shares on the books of the Corporation after any record date so fixed. If the Board of Directors fails to fix a record date for determination of the stockholders entitled to notice of and to vote at, any meeting of stockholders, the record date shall be the 20th day preceding the date of such meeting.

Section 1.09 Proxies. A stockholder may cast or authorize the casting of a vote (a) by filing a written appointment of a proxy, signed by the stockholder, with an officer of the Corporation at or before the meeting at which the appointment is to be effective, or (b) by telephonic transmission or authenticated electronic communication, whether or not accompanied by written instructions of the stockholder, of an appointment of a proxy with the Corporation or the Corporation’s duly appointed agent at or before the meeting at which the appointment is to be effective. The telephonic transmission or authenticated electronic communication must set forth or be submitted with information sufficient to determine that the stockholder authorized such transmission. Any copy, facsimile, telecommunication or other reproduction of the original of either the writing or transmission may be used in lieu of the original, provided that it is a complete and legible reproduction of the entire original. Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board of Directors.

Section 1.10 Quorum. The holders of a majority of the voting power of the shares entitled to vote at a stockholder’s meeting are a quorum for the transaction of business at a regular or special meeting. If a quorum is present when a duly called or held meeting is convened, the stockholders present may continue to transact business until adjournment, even though the withdrawal of a number of the stockholders originally present leaves less than the proportion or number otherwise required for a quorum.

Section 1.11 Acts of Stockholders.

Subdivision 1. Except as otherwise required by law or specified in the Certificate of Incorporation of the Corporation, the stockholders shall take action by the affirmative vote of the holders of the greater of (a) a majority of the voting power of the shares present and entitled to vote on that item of business or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at a duly held meeting of stockholders.

Subdivision 2. A stockholder voting by proxy authorized to vote on less than all items of business considered at the meeting shall be considered to be present and entitled to vote only with respect to those items of business for which the proxy has authority to vote. A proxy who is given authority by a stockholder who abstains with respect to an item of business shall be considered to have authority to vote on that item of business.

Section 1.12 Order of Business. The Chairman, or an officer of the Corporation designated from time to time by a majority of the Board of Directors, will call meetings of stockholders to order and will act as presiding officer thereof. Unless otherwise determined by the Board of Directors prior to the meeting, the Chairman or other presiding officer of any meeting of stockholders will also determine the order of business and have the authority in his or her sole discretion to determine the rules of procedure and regulate the conduct of the meeting, including, without limitation, by: (a) imposing restrictions on the persons (other than stockholders of the Corporation or their duly appointed proxy holders) that may attend the meeting; (b) ascertaining whether any stockholder or his or her proxy holder may be excluded from the meeting based upon any determination by the Chairman or other presiding officer, in his or her sole discretion, that any such person has disrupted or is likely to disrupt the proceedings thereat; (c) determining the circumstances in which any person may make a statement or ask questions at the meeting; (d) ruling on all procedural questions that may arise during or in connection with the meeting; (e) determining whether any nomination or business proposed to be brought before the meeting has been properly brought before the meeting; (f) determining the time or times at which the polls for voting at the meeting will be opened and closed; and (g) making the determinations set forth in Subdivision 12 of Section 1.13 and Subdivision 11 of Section 2.14.

Section 1.13 Proposals Regarding Business Other Than Director Nominations.

Subdivision 1. The proposal of business (other than the nomination and election of directors to the Board of Directors, which is subject to Section 2.14) to be considered by the stockholders at a regular meeting of stockholders may be made (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of the Corporation who complies with this Section 1.13. For business to be properly brought before a regular meeting by a stockholder, the stockholder must, in addition to any other applicable requirements, provide timely notice thereof in writing to the Secretary of the Corporation in proper form and in accordance with this Section 1.13.

Subdivision 2. The business transacted at any special meeting of stockholders is limited to the purpose or purposes stated in the notice of the meeting given pursuant to Section 1.06. For business to be properly brought before a special meeting by a stockholder, the stockholder must, in addition to any other applicable requirements, provide timely notice thereof in writing to the Secretary of the Corporation in proper form in accordance with this Section 1.13.

Subdivision 3. To be timely, a stockholder’s notice to the Corporation of business to be considered by the stockholders at a regular meeting must be received by the Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s regular meeting. If, however, the date of the regular meeting is more than 30 days before or 60 days after such anniversary date, notice by a stockholder is timely only if so received not less than 90 days before the regular meeting or, if later, within 10 days after the first public announcement of the date of the regular meeting. To be timely, a stockholder’s notice to the Corporation of business to be considered by the stockholders at a special meeting must be received by the Secretary not more than five business days after delivery to the Corporation of a Stockholder Special Meeting Notice. Except to the extent otherwise required by law, the adjournment of a meeting will not commence a new time period for the giving of a stockholder’s notice as required above.

Subdivision 4. To be in proper form, a stockholder’s notice to the Secretary of the Corporation of business to be brought before a meeting must set forth in writing as to each matter the stockholder proposes to bring before a regular or special meeting:

A. a reasonably detailed description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and the reasons why such stockholder or any other Proposing Person believes that the taking of the action or actions proposed to be taken would be in the best interests of the Corporation and its stockholders;

B. a reasonably detailed description of any material interest of any Proposing Person in such business and a reasonably detailed description of all agreements, arrangements and understandings among the Proposing Persons or between any Proposing Person and any other person or entity (including their names) in connection with the proposal;

C. in the case of a special meeting called by stockholders entitled to call a special meeting in accordance with Sections 1.03 and 1.04, an agreement by the Proposing Persons to notify the Secretary of the Corporation immediately in the case of any disposition prior to the record date for the meeting of shares of the Corporation owned of record and an acknowledgement that any such disposition shall be deemed a revocation of such demand to the extent of such disposition, such that the number of shares disposed of shall not be included in determining whether the required percentage of voting power of all shares of the Corporation entitled to vote has been reached; and

D. the text of the proposal or business (including the text of any resolutions proposed for consideration).

Subdivision 5. To be in proper form, a stockholder’s notice to the Secretary of the Corporation of any business to be brought before a regular or special meeting must set forth in writing as to each Proposing Person (as such term is defined in Subdivision 14 of this Section 1.13):

A. the name and address of the stockholder providing notice, as they appear on the Corporation’s books, and each other Proposing Person;

B. the class or series (if any) and number of shares of the Corporation that are directly or indirectly beneficially owned or held of record by such Proposing Person (including any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership, whether such right is exercisable immediately or only after the passage of time);

C. a description of any (a) option, warrant, convertible security, stock appreciation right or similar right or interest (including any derivative securities, as defined under Rule 16a-1 under the Exchange Act or other synthetic arrangement having characteristics of a long position), assuming for purposes of these Bylaws presently exercisable, with an exercise or conversion privilege or a settlement or payment mechanism at a price related to any class or series of securities of the Corporation or with a value derived in whole or in part from the value of any class or series of securities of the Corporation, whether or not such instrument or right is subject to settlement in whole or in part in the underlying class or series of securities of the Corporation or otherwise, directly or indirectly held of record or owned beneficially by such Proposing Person and whether or not such Proposing Person may have entered into transactions that hedge or mitigate the economic effects of such security or instrument and (b) each other direct or indirect right or interest that may enable such Proposing Person to profit or share in any profit derived from, or to manage the risk or benefit from, any increase or decrease in the value of shares of the Corporation or the Corporation’s other securities, in each case regardless of whether (x) such right or interest conveys any voting rights in such security to such Proposing Person, (y) such right or interest is required to be, or is capable of being, settled through delivery of such security, or (z) such Proposing Person may have entered into other transactions that hedge the economic effect of any such right or interest (any such right or interest referred to in this clause (C) being a “Derivative Instrument”);

D. any proxy, contract, arrangement, understanding or relationship pursuant to which such Proposing Person has a right to vote any shares of the Corporation or which has the effect of increasing or decreasing the voting power of such Proposing Person;

E. any short interest of such Proposing Person in any security of the Corporation, including, without limitation, any repurchase or similar so called “stock borrowing” agreement or other contract, arrangement, understanding or relationship or other agreement the purpose or effect of which is to mitigate loss or which provides any party, directly or indirectly, the opportunity to profit from or share in any profit derived from any decrease in the price or value of the subject security;

F. any rights directly or indirectly held of record or beneficially by the Proposing Person to dividends on the shares of the Corporation that are separated or separable from the underlying shares of the Corporation;

G. any proportionate interest in securities of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Proposing Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner;

H. any performance related fees (other than an asset-based fee) to which the Proposing Person may be entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, including, without limitation, any such interests held by members of such Proposing Person’s immediate family sharing the same household or any affiliates of such Proposing Person;

I. any equity interests, including any Derivative Instruments or short interests, in any competitor (as defined in Section 8 of the Clayton Antitrust Act of 1914, as amended) of the Corporation;

J. any material pending or threatened legal proceeding involving the Corporation, any affiliate of the Corporation or any of their respective directors or officers, to which such Proposing Person or its affiliates is a party;

K. any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14(a) of the Exchange Act to be made in connection with a general solicitation of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting;

L. a representation (a) that the stockholder giving notice is a holder of record of shares entitled to vote at the meeting, will continue to be a holder of record of shares entitled to vote at the meeting through the date of the meeting and intends to appear at the meeting to make the proposal; (b) as to whether any Proposing Person intends, or is part of a group that intends, to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of the Corporation entitled to vote and required to approve the proposal and, if so, identifying such Proposing Person; and (c) as to whether any Proposing Person intends to engage in or be a participant in a solicitation (within the meaning of Rule 14a-1(l) under the Exchange Act) with respect to the proposal and, if so, the name of each participant (as defined in Item 4 of Schedule 14A under the Exchange Act) in such solicitation; and

M. a representation that the stockholder will update and supplement the notice to the Secretary of the Corporation in writing, so that the notice is true and correct as of the record date for the meeting and as of the date that is 10 days prior to the meeting or any recess, adjournment or postponement thereof (which update must be received by the Secretary of the Corporation not later than 10 days after the record date and five days before the meeting or any recess, adjournment or postponement thereof, respectively).

Subdivision 6. In addition, the stockholder providing notice shall, from time to time, update and supplement any of the foregoing information to reflect any change so that such information is true and correct as of the record date and as of the date that is 10 days prior to the meeting or any recess, adjournment or postponement thereof by delivering, as promptly as practicable, but, in any event, no later than 10 days after the record date and five days prior to the meeting or any recess, adjournment or postponement thereof, respectively, a notice in writing of such updated and supplemented information to the Secretary of the Corporation. For the avoidance of doubt, any information provided pursuant to this Subdivision 6 of this Section 1.13 shall not, and shall not be deemed to, cure any deficiencies in any Proposing Person’s notice, extend any applicable deadlines under these Bylaws or enable or be deemed to permit such Proposing Person to amend any proposal or to submit any new or amended proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting, except as otherwise set forth in these Bylaws.

Subdivision 7. A stockholder is not entitled to have its proposal included in the Corporation’s proxy statement or form of proxy solely as a result of such stockholder’s compliance with the foregoing provisions of this Section 1.13.

Subdivision 8. If a stockholder does not appear at the meeting to present its proposal, such proposal will be disregarded (notwithstanding that proxies in respect of such proposal may have been solicited, obtained or delivered).

Subdivision 9. The Corporation may require any Proposing Person to furnish such other information as may be reasonably required by the Corporation to verify such Proposing Person’s compliance with these Bylaws and applicable laws. Such Proposing Person shall provide such other information within 10 calendar days after the Corporation has requested such other information.

Subdivision 10. With respect to this Section 1.13, a stockholder must also comply with all applicable requirements of Delaware law and the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.13.

Subdivision 11. The Chairman or other presiding officer at any meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the procedures prescribed in this Section 1.13 and, if the Chairman or other presiding officer so determines, any such business not properly brought before the meeting shall not be transacted. Notwithstanding anything in these Bylaws to the contrary: (i) no business shall be conducted at any meeting except in accordance with the procedures set forth in this Section 1.13, and (ii) unless otherwise required by law, if a Proposing Person intending to propose business at a meeting pursuant to this Section 1.13 does not provide the information required under this Section 1.13 to the Secretary of the Corporation in accordance with the applicable timing or other requirements set forth in these Bylaws, or the Proposing Person does not appear at the meeting to present the proposed business, such business shall not be considered, notwithstanding that proxies in respect of such business may have been received by the Corporation.

Subdivision 12. Notwithstanding anything to the contrary in this Section 1.13, this Section 1.13 does not apply to any stockholder proposal made pursuant to Rule 14a-8 promulgated under the Exchange Act. The requirements, procedures and notice deadlines of Rule 14a-8 shall govern any proposal made pursuant thereto.

Subdivision 13. For purposes of Section 1.13 and Section 2.14:

A. “public announcement” means disclosure (a) when made in a press release reported by Dow Jones News Service, Associated Press or comparable national news service, (b) when contained in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act, or (c) when given as the notice of the meeting pursuant to Section 1.06; and

B. “Proposing Person” means (a) the stockholder providing the notice of business proposed to be brought before a meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before a meeting is given, and (c) any Affiliate or Associate (each within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner.

ARTICLE II

DIRECTORS

Section 2.01 Number. The number of directors of the Corporation shall be no less than two (2) and no more than nine (9) as determined from time to time by the Board of Directors. Except as otherwise required in the Certificate of Incorporation and as provided by Section 2.02 of this Article II, directors shall be elected by a plurality of the votes cast at annual meetings of stockholders, and each director as elected shall hold office as provided in Article X of the Certificate of Incorporation.

Section 2.02 Vacancies. Vacancies on the Board of Directors resulting from the death, resignation, removal or disqualification of a director may be filled by the affirmative vote of a majority of the remaining members of the Board, though less than a quorum. Vacancies on the Board resulting from newly created directorships may be filled by the affirmative vote of a majority of the directors serving at the time such directorships are created. Each person elected to fill a vacancy shall hold office until a qualified successor is elected by the stockholders at the next regular meeting or at any special meeting duly called for that purpose, except that any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of such director’s predecessor.

Section 2.03 Place of Meetings. Each meeting of the Board of Directors shall be held at the principal place of business of the Corporation or at such other place as may be designated from time to time by a majority of the members of the Board of Directors or by the Chief Executive Officer. A meeting may be held by conference among the directors using any means of communication through which the directors may simultaneously hear each other during the conference.

Section 2.04 Regular Meetings. Regular meetings of the Board of Directors for the election of officers and the transaction of any other business shall be held without notice at the place of and immediately after each regular meeting of the stockholders.

Section 2.05 Special Meetings. A special meeting of the Board of Directors may be called for any purpose or purposes at any time by (a) the Chairman or other presiding officer or (b) a majority of the directors constituting the whole Board of Directors, giving not less than two days’ notice to all directors of the date, time and place of the meeting, provided that when notice is mailed, at least four days’ notice shall be given. The notice need not state the purpose of the meeting.

Section 2.06 Waiver of Notice; Previously Scheduled Meetings.

Subdivision 1. A director of the Corporation may waive notice of the date, time and place of a meeting of the Board of Directors. A waiver of notice by a director entitled to notice is effective whether given before, at or after the meeting, and whether given in writing, orally, by authenticated electronic communication or by attendance. Attendance by a director at a meeting is a waiver of notice of that meeting, unless the director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

Subdivision 2. If the day or date, time and place of a meeting of the Board of Directors have been provided herein or announced at a previous meeting of the Board of Directors, no notice is required. Notice of an adjourned meeting need not be given other than by announcement at the meeting at which adjournment is taken of the date, time and place at which the meeting will be reconvened.

Section 2.07 Quorum. The presence of a majority of the directors consisting of the whole Board of Directors shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn a meeting from time to time without further notice until a quorum is present. If a quorum is present when a duly called or held meeting is convened, the directors present may continue to transact business until adjournment, even though the withdrawal of a number of the directors originally present leaves less than the proportion or number otherwise required for a quorum.

Section 2.08 Acts of Board. Except as otherwise required by law or specified in the Certificate of Incorporation of the Corporation, the Board of Directors shall take action by the affirmative vote of a majority of the directors present at a duly held meeting.

Section 2.09 Participation by Electronic Communications. A director may participate in a meeting of the Board of Directors by any means of communication through which the director, other directors so participating and all directors physically present at the meeting may simultaneously hear each other during the meeting. A director so participating shall be deemed present in person at the meeting.

Section 2.10 Absent Directors. A director of the Corporation may give advance written consent or opposition to a proposal to be acted on at a meeting of the Board of Directors. If the director is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the director has consented or objected.

Section 2.11 Action Without a Meeting. An action required or permitted to be taken at a meeting of the Board of Directors, or any committee of the Board of Directors, may be taken without a meeting by written action signed, or consented to by authenticated electronic communication, by all of the directors. The written action is effective when signed, or consented to by authenticated electronic communication, by all directors, unless a different effective time is provided in the written action.

Section 2.12 Committees. A resolution approved by the affirmative vote of a majority of the Board of Directors may establish committees having the authority of the Board of Directors in the management of the business of the Corporation only to the extent provided in the resolution. Committees may include a special litigation committee consisting of one or more independent directors or other independent persons to consider legal rights or remedies of the Corporation and whether those rights and remedies should be pursued. Committees, other than special litigation committees, shall be subject at all times to the direction and control of the Board of Directors. A committee shall consist of one or more directors, appointed by affirmative vote of a majority of the directors present at a duly held meeting of the Board of Directors. Section 2.03 and Sections 2.05 and 2.11 hereof shall apply to committees and members of committees to the same extent as those sections apply to the Board of Directors and directors. Minutes, if any, of committee meetings shall be made available upon request to members of the committee and to any director. Unless otherwise provided in the Certificate of Incorporation of the Corporation or the resolution of the Board of Directors establishing the committee, a committee may create one or more subcommittees, each consisting of one or more members of the committee, and may delegate to a subcommittee any or all of the authority of the committee. In these Bylaws, unless the language or context clearly indicates that a different meaning is intended, any reference to a committee is deemed to include a subcommittee, and any reference to a committee member is deemed to include a subcommittee member.

Section 2.13 Compensation. The Board of Directors may fix the compensation, if any, of directors.

Section 2.14 Director Nominations.

Subdivision 1. Only persons who are nominated in accordance with the procedures set forth in this Section 2.14 are eligible for election to the Board of Directors at a regular or special meeting of stockholders, unless otherwise provided in the Certificate of Incorporation of the Corporation. Nominations of persons for election to the Board of Directors may be made at a regular or special meeting of stockholders and only (a) by or at the direction of the Board of Directors or (b) by any stockholder who (i) has complied with all applicable requirements of this Section 2.14 in relation to such nomination, (ii) was a stockholder of record of the Corporation at the time of giving the notice required by Subdivision 2 of this Section 2.14 and is a stockholder of record of the Corporation at the time of the meeting, (iii) is entitled to vote at the meeting and (iv) subject to this Section 2.14, has nominated a number of nominees that does not exceed the number of directors that will be elected at such meeting.

Subdivision 2. For a nominee for election to the Board of Directors to be properly brought before a meeting by a stockholder, the stockholder must, in addition to any other applicable requirements, provide timely notice thereof in writing to the Secretary of the Corporation in proper form and in accordance with this Section 2.14.

Subdivision 3. To be timely, a stockholder’s notice to the Corporation of nominations for election to the Board of Directors to be made at a regular meeting must be received by the Secretary of the Corporation not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s regular meeting. If, however, the date of the regular meeting is more than 30 days before or 60 days after such anniversary date, notice by a stockholder is timely only if so received not less than 90 days before the regular meeting or, if later, within 10 days after the first public announcement of the date of the regular meeting. To be timely, a stockholder’s notice to the Corporation of nominations for election to the Board of Directors to be made at a special meeting must be received by the Secretary not more than five business days after delivery to the Corporation of a Stockholder Special Meeting Notice. Except to the extent otherwise required by law, the adjournment of a meeting will not commence a new time period for the giving of a stockholder’s notice as described above.

Subdivision 4. To be in proper form, a stockholder’s notice to the Corporation of nominations for election to the Board of Directors must set forth in writing the information required by Subdivisions 5 and 6 of this Section 2.14.

Subdivision 5. A stockholder’s notice to the Corporation of nominations for election to the Board of Directors must set forth in writing as to each Nominating Person (as such term is defined in Subdivision 13 of this Section 2.14):

A. the information set forth in Subdivision 5 of Section 1.13 (except that for purposes of this Section 2.14, the term “Nominating Person” will be substituted for the term “Proposing Person” in all places where it appears in Subdivision 5 of Section 1.13, the term “elect” will be substituted for the term “approval,” and any reference to “business” or “proposal” therein will be deemed to be a reference to the “nomination” contemplated by this Section 2.14);

B. a written representation as to whether such Nominating Person intends, or is part of a group that intends, to solicit proxies in support of director nominees other than the nominees of the Board of Directors or a duly authorized committee thereof in accordance with Rule 14a-19 under the Exchange Act; and

C. for any Nominating Person that the stockholder’s notice indicates intends, or is part of a group that intends, to solicit proxies in support of director nominees other than the nominees of the Board of Directors or a duly authorized committee thereof in accordance with Rule 14a-19 under the Exchange Act, a written agreement (in substantially the form provided by the Secretary of the Corporation upon written request), on behalf of such Nominating Person and any group of which it is a member, pursuant to which such Nominating Person acknowledges and agrees that (a) the Corporation shall disregard any proxies or votes solicited for the Nominating Person’s nominees if such Nominating Person (i) notifies the Corporation that such Nominating Person no longer intends, or is part of a group that no longer intends, to solicit proxies in support of director nominees other than the nominees of the Board of Directors or a duly authorized committee thereof in accordance with Rule 14a-19 under the Exchange Act or (ii) fails to comply with Rules 14a-19(a)(2) and (3) under the Exchange Act, and (b) if any Nominating Person provides notice pursuant to Rule 14a-19(a)(1) under the Exchange Act, such Nominating Person shall deliver to the Secretary of the Corporation, no later than five business days prior to the applicable meeting, reasonable documentary evidence (as determined by the Corporation or one of its representatives in good faith) that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied.

Subdivision 6. A stockholder’s notice to the Corporation of nominations for election to the Board of Directors must set forth in writing as to each person whom the stockholder giving notice proposes to nominate for election to the Board of Directors:

A. all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to Subdivision 5 of this Section 2.14 if such proposed nominee were a Nominating Person;

B. all information relating to such proposed nominee that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14(a) of the Exchange Act to be made in connection with a general solicitation of proxies for an election of directors in a contested election (including such proposed nominee’s written consent to be named in the proxy statement and other proxy materials as a nominee and to serve as a director if elected);

C. a reasonably detailed description of all direct and indirect compensation and other material monetary agreements, arrangements or understandings during the past three years, and any other material relationships, between or among such Nominating Person and its affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee and his or her affiliates, associates or others acting in concert therewith, on the other hand, including all information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation S-K if the stockholder giving the notice or any other Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant;

D. a completed questionnaire (in the form provided by the Secretary of the Corporation upon written request) with respect to the identity, background and qualification of the proposed nominee and the background of any other person or entity on whose behalf the nomination is being made; and

E. a written representation and agreement (in the form provided by the Secretary of the Corporation upon written request) that the proposed nominee (a) is qualified and if elected intends to serve as a director of the Corporation for the entire term for which such proposed nominee is standing for election, (b) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with the proposed nominee’s ability to comply, if elected as a director of the Corporation, with the proposed nominee’s fiduciary duties under applicable law, (c) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, (d) if elected as a director of the Corporation, the proposed nominee would be in compliance, and will comply, with all applicable publicly disclosed corporate governance, ethics, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation, and (e) will sit for an interview (which may be conducted via virtual meeting) with the Corporation’s Corporate Governance and Nominating Committee within ten business days following the Corporation’s request for such an interview. The Corporation may require any proposed nominee to furnish, and such proposed nominee must furnish as promptly as practicable, such other information as may be reasonably required by the Corporation to determine the qualifications and eligibility of such proposed nominee to serve as a director.

Subdivision 7. If any (a) Nominating Person provides notice pursuant to Rule 14a-19(a)(1) under the Exchange Act and (b) such Nominating Person subsequently either (i) notifies the Corporation that such Nominating Person no longer intends to, or is part of a group that no longer intends to, solicit proxies in support of director nominees other than the nominees of the Board of Directors or a duly authorized committee thereof in accordance with Rule 14a-19 under the Exchange Act or (ii) fails to comply with the requirements of Rules 14a-19(a)(2) and (3) under the Exchange Act, then the Corporation shall disregard any proxies or votes solicited for the Nominating Person’s nominees, notwithstanding that proxies or votes in favor thereof may have been received by the Corporation. If any Nominating Person provides notice pursuant to Rule 14a-19(a)(1) under the Exchange Act, such Nominating Person shall deliver to the Secretary, no later than five business days prior to the applicable meeting, reasonable documentary evidence (as determined by the Corporation or one of its representatives in good faith) that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied.

Subdivision 8. In addition, the stockholder providing notice shall, from time to time, update and supplement any of the foregoing information to reflect any change so that such information is true and correct as of the record date and as of the date that is 10 days prior to the meeting or any recess, adjournment or postponement thereof by delivering, as promptly as practicable, but, in any event, no later than 10 days after the record date and five days prior to the meeting or any recess, adjournment or postponement thereof, respectively, a notice in writing of such updated and supplemented information to the Secretary of the Corporation. For the avoidance of doubt, any information provided pursuant to this Subdivision 8 of this Section 2.14 shall not, and shall not be deemed to, cure any deficiencies in any Nominating Person’s notice, extend any applicable deadlines under these Bylaws or enable or be deemed to permit such Nominating Person to amend any nomination or to submit any new or change or add nominees proposed to be brought before a meeting, except as otherwise set forth in these Bylaws.

Subdivision 9. A stockholder is not entitled to have its nominees included in the Corporation’s proxy statement solely as a result of such stockholders compliance with the foregoing provisions of this Section 2.14.

Subdivision 10. If a stockholder does not appear at the meeting to present its nomination, such nomination will be disregarded (notwithstanding that proxies in respect of such nomination may have been solicited, obtained or delivered).

Subdivision 11. The Corporation may require any Nominating Person or its nominees to furnish such other information as may be reasonably required by the Corporation to (a) verify such Nominating Person’s, or such Nominating Person’s nominees’, compliance with these Bylaws and applicable laws or (b) verify such Nominating Person’s nominees’ qualifications and eligibility to serve as a director. Such Nominating Person, or nominee, as applicable, shall provide such other information within 10 calendar days after the Corporation has requested such other information.

Subdivision 12. With respect to this Section 2.14, a stockholder must also comply with all applicable requirements of Delaware law and the Exchange Act and the rules and regulations thereunder (including, without limitation, Rule 14a-19 of the Exchange Act) with respect to the matters set forth in this Section 2.14.

Subdivision 13. The Chairman or other presiding officer at any meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed in this Section 2.14, and if the Chairman or other presiding officer so determines, the defective nomination will be disregarded. Notwithstanding anything in these Bylaws to the contrary: (a) no nominations shall be made at any meeting except in accordance with the procedures set forth in this Section 2.14, and (b) unless otherwise required by law, if a Nominating Person intending to make nominations at a meeting pursuant to Section 2.14 does not provide the information required under Section 2.14 to the Secretary of the Corporation in accordance with the applicable timing or other requirements set forth in these Bylaws, or Nominating Person (or a qualified representative thereof) does not appear at the meeting to present the nominations, such nominations shall not be considered, notwithstanding that proxies in respect of such nominations may have been received by the Corporation.

Subdivision 14. For purposes of Section 1.13 and Section 2.14, “Nominating Person” means (a) the stockholder providing the notice of the nomination proposed to be made at a meeting, (b) the beneficial owner or beneficial owners, if different, on whose behalf the notice of nomination proposed to be made at a meeting is given, and (c) any Affiliate or Associate (each within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner.

Section 2.15 Chairman. The Board of Directors, by a majority vote of the whole Board of Directors, shall elect a Chairman from among the members of the Board of Directors. The Chairman shall not be considered an officer of the Corporation in his or her capacity as such. The Chairman may be removed from that capacity by a majority vote of the directors comprising the whole Board of Directors. The Chairman shall preside at meetings of the Board of Directors and of the stockholders of the Corporation and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board of Directors or as may be prescribed by these Bylaws. In the absence of the Chairman, such other director of the Corporation designated by the Chairman or by the majority vote of the directors comprising the whole Board of Directors shall act as chairman of any such meeting. The Chairman or the Board of Directors may appoint a Vice Chairman of the Board of Directors to exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Chairman or by the Board of Directors.

ARTICLE III

OFFICERS

Section 3.01 Number and Designation. The Corporation shall have one or more natural persons exercising the functions of the offices of Chief Executive Officer and Chief Financial Officer. The Board of Directors may elect or appoint such other officers as it deems necessary for the operation and management of the Corporation, with such powers, rights, duties and responsibilities as may be determined by the Board of Director, including, without limitation, a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall have the powers, rights, duties and responsibilities set forth in these Bylaws unless otherwise determined by the Board of Director. Any of the offices or functions of those offices may be held by the same person.

Section 3.02 Chief Executive Officer. Unless provided otherwise by a resolution adopted by the Board of Directors, the Chief Executive Officer (a) shall have the general active management of the business of the Corporation; (b) shall, when present, preside at all meetings of the stockholders and Board of Directors; (c) shall see that all orders and resolutions of the Board of Directors are carried into effect; (d) may maintain records of and certify proceedings of the Board of Directors and stockholders; and (e) shall perform such other duties as may from time to time be assigned by the Board of Directors.

Section 3.03 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Board of Directors, the Chief Financial Officer (a) shall keep accurate financial records for the Corporation; (b) shall deposit all monies, drafts and checks in the name of and to the credit of the Corporation in such banks and depositories as the Board of Directors shall designate from time to time; (c) shall endorse for deposit all notes, checks and drafts received by the Corporation as ordered by the Board of Directors, making proper vouchers therefor; (d) shall disburse corporate funds and issue checks and drafts in the name of the Corporation, as ordered by the Board of Directors; (e) shall render to the Chief Executive Officer and the Board of Directors, whenever requested, an account of all of such officer’s transactions as Chief Financial Officer and of the financial condition of the Corporation; and (f) shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer from time to time.

Section 3.04 President. Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. If an officer other than the President is designated Chief Executive Officer, the President shall perform such duties as may from time to time be assigned by the Board of Directors.

Section 3.05 Vice Presidents. Any one or more Vice Presidents, if any, may be designated by the Board of Directors as Executive Vice Presidents or Senior Vice Presidents. During the absence or disability of the President, it shall be the duty of the highest ranking Executive Vice President, and, in the absence of any such Vice President, it shall be the duty of the highest ranking Senior Vice President or other Vice President, who shall be present at the time and able to act, to perform the duties of the President. The determination of who is the highest ranking of two or more persons holding the same office shall, in the absence of specific designation of order of rank by the Board of Directors, be made on the basis of the earliest date of appointment or election, or in the event of simultaneous appointment or election, on the basis of the longest continuous employment by the Corporation.

Section 3.06 Secretary. The Secretary, unless otherwise determined by the Board of Directors, shall attend all meetings of the stockholders and all meetings of the Board, shall record or cause to be recorded all proceedings thereof in a book to be kept for that purpose, and may certify such proceedings. Except as otherwise required or permitted by law or by these Bylaws, the Secretary shall give or cause to be given notice of all meetings of the stockholders and all meetings of the Board of Directors.

Section 3.07 Treasurer. Unless otherwise determined by the Board of Directors, the Treasurer shall be the Chief Financial Officer of the Corporation. If an officer other than the Treasurer is designated Chief Financial Officer, the Treasurer shall perform such duties as may from time to time be assigned by the Board of Directors.

Section 3.08 Authority and Duties. In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors. Unless prohibited by a resolution approved by the affirmative vote of a majority of the directors present, an officer elected or appointed by the Board of Directors may, without the approval of the Board of Directors, delegate some or all of the duties and powers of an office to other persons.

Section 3.09 Term.

Subdivision 1. All officers of the Corporation shall hold office until their respective successors are chosen and have qualified or until their earlier death, resignation or removal.

Subdivision 2. An officer may resign at any time by giving written notice to the Corporation. The resignation is effective without acceptance when the notice is given to the Corporation, unless a later effective date is specified in the notice.

Subdivision 3. An officer may be removed at any time, with or without cause, by a resolution approved by the affirmative vote of a majority of the directors present at a duly held meeting of the Board of Directors.

Subdivision 4. A vacancy in an office because of death, resignation, removal, disqualification or other cause may, or in the case of a vacancy in the office of Chief Executive Officer or Chief Financial Officer shall, be filled for the unexpired portion of the term by the Board of Directors.

Section 3.10 Salaries. The salaries of all officers of the Corporation shall be fixed by the Board of Directors or by the Chief Executive Officer if authorized by the Board of Directors.

ARTICLE IV

CERTIFICATE OF SHARES

Section 4.01 Certificated and Uncertificated Shares.

Subdivision 1. The shares of the Corporation shall be either certificated shares or uncertificated shares.

Subdivision 2. Each certificate of shares of the Corporation shall be signed by any two authorized officers of the Corporation, but when a certificate is signed by a transfer agent or a registrar, the signature of any such officer and the corporate seal upon such certificate may be facsimiles, engraved or printed. If a person signs or has a facsimile signature placed upon a certificate while an officer, transfer agent or registrar of the Corporation, the certificate may be issued by the Corporation, even if the person has ceased to serve in that capacity before the certificate is issued, with the same effect as if the person had that capacity at the date of its issue.

Subdivision 3. A certificate representing shares issued by the Corporation shall, if the Corporation is authorized to issue shares of more than one class or series, set forth upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the Board of Director to determine the relative rights and preferences of subsequent classes or series.

Section 4.02 Declaration of Dividends and Other Distributions. The Board of Directors shall have the authority to declare dividends and other distributions upon the shares of the Corporation to the extent permitted by law.

Section 4.03 Transfer of Shares. Shares of the Corporation may be transferred only on the books of the Corporation by the holder thereof, in person or by such person’s attorney. In the case of certificated shares, shares shall be transferred only upon surrender and cancellation of certificates for a like number of shares. The Board of Directors, however, may appoint one or more transfer agents and registrars to maintain the share records of the Corporation and to effect transfers of shares.

Section 4.04 Record Date. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action and in such case only stockholders of record on the date so fixed shall be entitled to receive payment of such dividend or other distribution, notwithstanding any transfer of any shares on the books of the Corporation after any record date so fixed. If no record date is fixed, the record date for determining stockholders for any such purpose will be at the close of business on the calendar day on which the Board adopts the resolution relating thereto.

ARTICLE V

MISCELLANEOUS

Section 5.01 Execution of Instruments. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Corporation shall be signed on behalf of the Corporation by the Chief Executive Officer, or the President, or any Vice President, or by such other person or persons as may be designated from time to time by the Board of Directors. If a document must be executed by persons holding different offices or functions and one person holds such offices or exercises such functions, that person may execute the document in more than one capacity if the document indicates each such capacity.

Section 5.02 Advances. The Corporation may, without a vote of the directors, advance money to its directors, officers or employees to cover expenses that can reasonably be anticipated to be incurred by them in the performance of their duties and for which they would be entitled to reimbursement in the absence of an advance.

Section 5.03 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 5.04 Corporate Seal. The Corporation shall have no corporate seal.

[Section 5.05 Forum for Adjudication of Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or the certificate of incorporation or these bylaws (as either may be amended from time to time), or (d) any action asserting a claim governed by the internal affairs doctrine, shall be the Court of Chancery in the State of Delaware (or, if the Court of Chancery does not have subject-matter jurisdiction, another state or federal court within the State of Delaware). If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in such Foreign Action as agent for such stockholder. Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, to the fullest extent permitted by law, shall be the federal district courts of the United States of America. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 5.05.]

Section 5.06 Inspection of Books and Records. Pursuant to and in accordance with Section 220 of the DGCL a stockholder of the Corporation is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation and in a manner so as not to unreasonably interfere with the normal operation of the business of the corporation, books and records of the Corporation. The stockholder may inspect and copy such records only if the stockholder’s demand is made in good faith and for a proper purpose; the stockholder describes with reasonable particularity the stockholder’s purpose and the records the stockholder desires to inspect; and the records are directly connected with the stockholder’s purpose.

ARTICLE VI

INDEMNIFICATION

Section 6.01 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise subject to or involved in any claim, demand, action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another company or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified by the Corporation to the fullest extent permitted or required by the DGCL and any other applicable law (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith (“Indemnifiable Losses”); provided, however, that, except as provided in Section 6.04 with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee pursuant to this Section 1 in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board.

Section 6.02 Right to Advancement of Expenses. The right to indemnification conferred in Section 6.01 shall include the right to advancement by the Corporation of any and all expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that, if the DGCL so requires, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including without limitation service to an employee benefit plan) shall be made pursuant to this Section 6.02 only upon delivery to the Corporation of an undertaking (an “Undertaking”), by or on behalf of such Indemnitee, to repay, without interest, all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Section 6.02. An Indemnitee’s right to an Advancement of Expenses pursuant to this Section 6.02 is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that Indemnitee is entitled to indemnification under Section 6.01 with respect to the related Proceeding or the absence of any prior determination to the contrary.

Section 6.03 Contract Rights. The rights to indemnification and to the Advancement of Expenses conferred in Sections 6.01 and 6.02 shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 6.04 Right of Indemnitee to Bring Suit. If a claim under Sections 6.01 or 6.02 is not paid in full by the Corporation within 60 calendar days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 calendar days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to the fullest extent permitted or required by the DGCL (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader reimbursements of prosecution or defense expenses than such law permitted the Corporation to provide prior to such amendment), to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Corporation shall be entitled to recover such expenses, without interest, upon a Final Adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its Board of Directors or a committee thereof, its stockholders or independent legal counsel) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors or a committee thereof, its stockholders or independent legal counsel) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by an Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Corporation to recover an Advancement of Expenses hereunder pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, shall be on the Corporation.

Section 6.05 Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. Nothing contained in this Article VI shall limit or otherwise affect any such other right or the Corporation’s power to confer any such other right.

Section 6.06 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 6.07 No Duplication of Payments. The Corporation shall not be liable under this Article VI to make any payment to an Indemnitee in respect of any Indemnifiable Losses to the extent that the Indemnitee has otherwise actually received payment (net of any expenses incurred in connection therewith and any repayment by the Indemnitee made with respect thereto) under any insurance policy or from any other source in respect of such Indemnifiable Losses.

ARTICLE VII

SECURITIES OF OTHER CORPORATIONS

Section 7.01 Voting Securities Held by the Corporation. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have full power and authority on behalf of the Corporation (a) to attend any meeting of security holders of other corporations in which the Corporation may hold securities and vote such securities on behalf of the Corporation; (b) to execute any proxy for such meeting on behalf of the Corporation; or (c) to execute a written action in lieu of a meeting of such other corporation on behalf of the Corporation. At such meeting, the Chief Executive Officer shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the Corporation possesses. The board of directors may, from time to time, grant such power and authority to one or more other persons and may remove such power and authority from the Chief Executive Officer or any other person or persons.

Section 7.02 Purchase and Sale of Securities. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer shall have full power and authority on behalf of the Corporation to purchase, sell, transfer or encumber any and all securities of any other corporation owned by the Corporation, and may execute and deliver such documents as may be necessary to effectuate such purchase, sale, transfer or encumbrance. The Board of Directors may, from time to time, confer like powers upon other person or persons.

ARTICLE VIII

AMENDMENTS

Section 8.01 Amendments. Any Bylaw may be amended or repealed by the Board of Directors, provided that, after adoption of the initial Bylaws, the Board of Directors shall not adopt, amend, or repeal a Bylaw fixing a quorum for meetings of stockholders, prescribing procedures for removing directors or filling vacancies in the Board of Directors, or fixing the number of directors or their classifications, qualifications, or terms of office. The Board of Directors may adopt or amend a Bylaw to increase the number of directors.

EXHIBIT 107

Calculation of Filing Fee Table

Schedule 14A

(Form Type)

Insignia Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Table 1: Transaction Valuation

	Transaction Valuation	Fee Rate	Amount of Filing Fee
Fees to be Paid	$3,500,000(1)(2)	0.00011020	$386
Fees Previously Paid	--		--
Total Transaction Valuation	$3,500,000
Total Fees Due for Filing			$386
Total Fees Previously Paid			--
Total Fee Offsets			--
Net Fee Due			$386

____________________

(1)

Estimated solely for the purposes of calculating the filing fee, as of June 15, 2023, the underlying value of the transaction was calculated based on the aggregate purchase price payable to Insignia Systems, Inc. (the “Company”) pursuant to that certain Asset Purchase Agreement, dated as of May 24, 2023, between the Company and TIMIBO LLC.

(2)	The amount of the filing fee, calculated in accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, was calculated by multiplying $3,500,000 by 0.0001102.

INSIGNIA™
INSIGNIA SYSTEMS, INC.
212 THIRD AVENUE N, STE 356
MINNEAPOLIS, MN 55401

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INSIGNIA SYSTEMS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect seven nominees named in our proxy statement to serve as directors;	☐	☐	☐

Nominees:

01) Mary H. Herfurth
02) Chad B. Johnson
03) Mark R. Jundt
04) Matthew R. Kelly
05) Daniel C. Philp
06) Nicholas J. Swenson
07) Loren A. Unterseher

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposal 2.

The Board of Directors recommends you vote 1 Year on proposal 3.

	1 Year	2 Years	3 Years	Abstain
3. To recommend, by a non-binding vote, the frequency of future votes on the Say on Pay Proposal;	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4-10.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V19835-Z85683

INSIGNIA SYSTEMS, INC.
Annual Meeting of Shareholders
[ ] 9:00 AM CDT
This proxy is solicited by the Board of Directors

The reverse signed hereby appoints Kristine A. Glancy and Zackery A. Weber, or either of them, as proxies, each with the power to appoint her or his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof all of the shares of common stock of INSIGNIA SYSTEMS, INC. that the reverse signed is entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, CDT on [ ], at Colonial Warehouse, 212 Third Ave N, Minneapolis, Minnesota, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, if any. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof, including any matters incident to the conduct of the meeting.

Continued and to be signed on reverse side